                                                                   Exhibit 10.31


                            ASSET PURCHASE AGREEMENT

                                  by and among

                              SCP POOL CORPORATION

                        SOUTH CENTRAL POOL SUPPLY, INC.,

                      BICKNELL HUSTON DISTRIBUTORS, INC.,

                           PACIFIC INDUSTRIES, INC.,

                                      and

                             COOKSON AMERICA, INC.


                               November 13, 1997


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                               TABLE OF CONTENTS
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ARTICLE I
     PURCHASE AND SALE OF THE ASSETS........................................  1
          1.1  Asset Purchase...............................................  1
          1.2  Purchase Price...............................................  5
          1.3  Adjustment to Cash Purchase Price............................  5
          1.4  Closing Transactions.........................................  7
          1.5  Consents of Third Parties....................................  8

ARTICLE II
     CONDITIONS TO CLOSING..................................................  9
          2.1  Conditions to Buyer's Obligations............................  9
          2.2  Conditions to Seller's Obligations at the Closing............ 10

ARTICLE III
     COVENANTS PRIOR TO CLOSING............................................. 12
          3.1  Affirmative Covenants of Seller.............................. 12
          3.2  Negative Covenants of Seller................................. 13
          3.3  Exclusivity.................................................. 14
          3.4  Covenants of SCP and Buyer................................... 14

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF THE COOKSON ENTITIES................. 14
          4.1  Organization and Corporate Power............................. 14
          4.2  Authorization of Transactions................................ 15
          4.3  Subsidiaries; Investments.................................... 15
          4.4  Absence of Conflicts......................................... 15
          4.5  Financial Statements......................................... 15
          4.6  Absence of Undisclosed Liabilities........................... 16
          4.7  Absence of Certain Developments.............................. 16
          4.8  Title to Properties.......................................... 18
          4.9  Title to Assets.............................................. 18
          4.10 Environmental and Safety Matters............................. 19
          4.11 Taxes........................................................ 20
          4.12 Contracts and Commitments.................................... 21
          4.13 Proprietary Rights........................................... 22
          4.14 Litigation; Proceedings...................................... 22
          4.15 Brokerage.................................................... 23
          4.16 Governmental Licenses, Permits and Consents.................. 23
          4.17 Employees.................................................... 23
          4.18 Employee Benefit Plans....................................... 24
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         4.19  Affiliate Transactions....................................... 25
         4.20  Compliance with Laws......................................... 26
         4.21  Customers and Suppliers...................................... 26
         4.22  Officers and Directors....................................... 26
         4.23  Product Warranty............................................. 26
         4.24  Product Liability............................................ 27
         4.25  Powers of Attorney........................................... 27
         4.26  Names and Locations.......................................... 27
         4.27  Disclosure................................................... 27
         4.28  Closing Date................................................. 27

ARTICLE V
     REPRESENTATIONS AND WARRANTIES OF BUYER................................ 27
          5.1  Corporate Organization and Power............................. 27
          5.2  Authorization................................................ 27
          5.3  No Violation................................................. 28
          5.4  Subsidiary................................................... 28
          5.5  Brokerage.................................................... 28
          5.6  Closing Date................................................. 28

ARTICLE VI
     TERMINATION............................................................ 28
          6.1  Termination.................................................. 28
          6.2  Effect of Termination........................................ 29

ARTICLE VII
     SURVIVAL; INDEMNIFICATION.............................................. 29
          7.1  Survival; Etc................................................ 29
          7.2  Indemnification.............................................. 29
          7.3  Arbitration Procedure........................................ 34

ARTICLE VIII
     ADDITIONAL AGREEMENTS.................................................. 36
          8.1  Employees and Employee Benefit Plans......................... 36
          8.2  Press Releases and Announcements............................. 36
          8.3  Further Agreements and Transfers............................. 37
          8.4  Change of Names.............................................. 37
          8.5  Tax Matters.................................................. 37
          8.6  Transition Assistance........................................ 38
          8.7  Books and Records:  Personnel................................ 38
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         8.8   Mail Received after Closing.................................. 38
         8.9   Settlement of Claims......................................... 39
         8.10  Noncompete; Nonsolicitation.................................. 39
         8.11  Expenses..................................................... 40
         8.12  Waiver of Compliance with Bulk Sales Laws.................... 41
         8.13  Accounts Receivable.......................................... 41
         8.14  Investigation and Confidentiality............................ 41
         8.15  Financial Information........................................ 42
         8.16  Remedies..................................................... 43
         8.17  Personal Property Taxes, Assessments and Charges............. 43
         8.18  Guaranty..................................................... 43
         8.19  Disclaimer................................................... 43
         8.20  Estoppel Letters............................................. 44

ARTICLE IX
     MISCELLANEOUS.......................................................... 44
         9.1   Amendment and Waiver......................................... 44
         9.2   Notices...................................................... 44
         9.3   Binding Agreement; Assignment................................ 45
         9.4   Severability................................................. 45
         9.5   No Strict Construction....................................... 45
         9.6   Captions and Headings........................................ 46
         9.7   Entire Agreement............................................. 46
         9.8   Counterparts................................................. 46
         9.9   Governing Law................................................ 46
         9.10  Parties in Interest.......................................... 46

ARTICLE X
     CERTAIN DEFINITIONS.................................................... 46
         10.1  Definitions.................................................. 46
         10.2  Other Definitions............................................ 49
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                                     -iii-

                            ASSET PURCHASE AGREEMENT

          AGREEMENT made as of November 13, 1997 by and among SCP Pool Corporation, a Delaware corporation ("SCP"), South Central Pool Supply, Inc., a Delaware corporation ("Buyer"), Bicknell Huston Distributors, Inc., a Massachusetts corporation ("Seller"), Pacific Industries, Inc., a Delaware corporation ("Pacific"), and Cookson America, Inc., a Delaware corporation ("Cookson"). Seller, Pacific, and Cookson are herein referred to collectively as the "Cookson Entities." Certain capitalized terms used herein are defined in
Article X hereof.

          Subject to the terms and conditions set forth in this Agreement, Buyer, a wholly owned subsidiary of SCP, desires to acquire from Seller and Seller desires to sell to Buyer substantially all of its assets used in or necessary to its business or operations and certain of Seller's related liabilities as specifically provided herein, except for certain excluded assets as specifically provided herein. The business of Seller as presently conducted is hereinafter referred to as the "Business."

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                         PURCHASE AND SALE OF THE ASSETS
                        --------------------------------

          1.1  Asset Purchase.

          (a) Purchased Assets. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 1.4 below), Buyer shall purchase from Seller, and Seller shall sell, convey, assign, transfer and deliver to Buyer, free and clear of all Liens, all business, properties, assets, rights and interests of every kind and nature, whether tangible or intangible, and wherever located and by whomever possessed, owned by Seller as of the Closing Date (as defined in Section 1.4 below) (the "Purchased Assets"), but excluding all Excluded Assets as defined in subsection (b) below, including, without limitation, the following:

          (i) all accounts and notes receivable, other than the intercompany receivables listed on Schedule 1.1(b)(ii) attached hereto (the "Accounts Receivable");

          (ii) all petty cash and cash-on-hand located at each of Seller's branch locations;

          (iii) all finished goods inventory, other than the inventory described in Section 1.1(b)(iii) below (the "Inventory");

          (iv) all prepayments, accrued vendor rebates, prepaid expenses (other than prepaid insurance), and other tangible prepaid assets;

          (v) all fixed assets, including plant, machinery, equipment, trucks, tractors, trailers, tools, spare parts, supplies, office furniture, copiers, fax machines, telephone systems, computer monitors, fixtures and leasehold improvements and other tangible personal property, except as otherwise described in Section 1.1(b)(ix) below;

          (vi) all warehouse, cleaning, office and printing supplies, catalogs, and other related items;

          (vii)  all Proprietary Rights;

          (viii) to the extent transferable, all permits, licenses, franchises, orders, registrations, certificates, variances, approvals and similar rights obtained from governments and governmental agencies ("Licenses") and all data and records pertaining thereto;

          (ix) all rights existing under leases, contracts, licenses, supply and distribution agreements, sales and purchase agreements and orders and other agreements (the "Contracts"), except contracts or agreements listed on
     Schedule 4.12 hereto which are marked as being retained by Seller;

          (x) subject to the provisions of Section 8.8 below, all rights to receive and retain mail and other communications;

          (xi) all lists and records pertaining to customers (whether past or current), suppliers, distributors, personnel and agents and all other books, ledgers, files, documents, correspondence, drawings and specifications, computer programs, accounting records and business records of every kind and nature;

          (xii) all creative materials (including, without limitation, photographs, films, art work, color separations and the like), advertising and promotional materials and all other printed or written materials;

          (xiii) all claims, refunds, deposits, credits, causes of action, choses in action, rights of recovery and rights of set-off of every kind and nature, other than those referred to in Section 1.1(b)(viii) below;

          (xiv) all rights to real property leased or licensed (the "Leased Real Property") by Seller and all of Seller's rights to all plants, buildings, and other improvements located on such owned or leased property, and all of Seller's right, title and interest in and to all easements, rights of way and all of Seller's right, title and interest in and to all appurtenances to the Leased Real Property; and

          (xv) all goodwill as a going concern of Seller, all goodwill associated with the items in (i) through (xiv) above and all other intangible property of Seller.

          (b) Excluded Assets. Notwithstanding the foregoing, the following assets (the "Excluded Assets") are expressly excluded from the purchase and sale contemplated hereby and, as such, are not Purchased Assets:

          (i) all cash equivalents and marketable and other investment securities, other than the petty cash described in Section 1.1(a)(ii);

          (ii) the intercompany accounts receivable listed on Schedule 1.1(b)(ii) attached hereto;

          (iii) all pool liner inventory which does not meet the minimum standards established by the National Spa and Pool Institute;

          (iv) all monies to be received by Seller from Buyer pursuant to this Agreement and all other rights of Seller under this Agreement and the Schedules and Exhibits hereto;

          (v) Seller's corporate charter and all qualifications of Seller to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books and blank stock certificates and other documents relating to the organization, maintenance and existence of Seller as a corporation;

          (vi) insurance policies;

          (vii) Seller's tax returns and tax refunds;

          (viii) all claims, refunds, deposits, credits, causes of action, choses in action, rights of recovery and rights of set-off of every kind and nature to the extent arising out of the assets to be retained by Seller or the Excluded Liabilities (as hereinafter defined);

          (ix) any and all interest of Seller in and to the real property improvements located at 665 Cochituate Road, Framingham, Massachusetts;

          (x) all bank accounts of Seller; and

          (xi) contracts or agreements listed on Schedule 4.12 hereto which are marked as being retained by Seller.

          (c) Assumed Liabilities. On the terms and subject to the conditions specified in this Agreement, at the Closing, Buyer will assume and pay, perform or discharge when due only the following liabilities and obligations of Seller, subject to Buyer's right to dispute such liabilities and obligations in good faith with the parties to whom such obligations are owed (collectively, the "Assumed Liabilities"):

          (i) all of Seller's obligations under the agreements, leases, contracts and commitments listed on Schedule 4.8(a) and Schedule 4.12 hereto and under written or oral agreements, leases, contracts and commitments entered into in the ordinary course of business which are not required by the terms of this Agreement to be listed on Schedule 4.8(a) or
     Schedule 4.12, but in each case only to the extent that such agreements, leases, contracts and commitments constitute Purchased Assets and have been validly assigned to Buyer hereunder or such valid assignment has been waived by Buyer (but in each case not including any liability or obligation for breaches thereof arising out of or related to events or occurrences prior to the Closing and not including any of Seller's employment agreements); and

          (ii) subject to Section 1(d)(ix) below, all of Seller's trade payables (including intercompany trade payables) and current accrued liabilities, to the extent that such items are properly recorded in accordance with GAAP as current liabilities on the Latest Balance Sheet (as defined in Section 4.5 below) or thereafter incurred in the ordinary course of business consistent with past practices.

          (d) Excluded Liabilities. Notwithstanding anything to the contrary contained in this Agreement or otherwise, Buyer will not assume or in any way be liable for any of the following liabilities or obligations of Seller (the "Excluded Liabilities") and none of the following liabilities or obligations will be Assumed Liabilities for purposes of this Agreement:

          (i) any of Seller's liabilities or obligations to Buyer under this Agreement;

          (ii) any of Seller's liabilities or obligations for expenses or fees incident to or arising out of the negotiation, preparation, approval or authorization of this Agreement or the consummation (or preparation for the consummation) of the transactions contemplated hereby (including, without limitation, all attorneys' and accountants' fees), except that Buyer shall be responsible for all filing fees for any filing made in connection herewith under the Hart-Scott-Rodino Act;

          (iii) any of Seller's liabilities or obligations in respect of any amount of Taxes (except to the extent provided in Section 8.5 below), and specifically (but without limitation) Buyer will not assume or be liable for any liabilities for Taxes imposed by reason of the sale or conveyance of the Purchased Assets to Buyer except as otherwise provided in Section 8.5, it being understood and agreed that Buyer shall not be deemed to be Seller's transferee or successor with respect to any such Taxes;

          (iv) any of Seller's liability or obligations (other than liabilities or obligations described in Section 1.1(c)(i) and (ii) above) arising as a result of or in connection with the failure of Seller to comply with any bulk sales or transfer laws;

          (v) any of Seller's liabilities or obligations (A) arising by reason of any violation or alleged violation of any federal, state, local or foreign law or any requirement of any governmental authority (including liabilities or obligations arising out of civil litigation brought by any Person), (B) arising by reason of any breach or alleged breach by Seller of any agreement, contract, lease, commitment, instrument, judgment, order or decree (regardless of when any such violation or breach is asserted), or
     (C) otherwise arising by reason of any active, pending, threatened or potential litigation relating to pre-Closing events;

          (vi) any of Seller's liabilities or obligations (other than Seller's intercompany trade payables and other than obligations under open purchase orders with Pacific or Technican Pacific Industries, Inc.) owing to any stockholders of Seller or any of their Affiliates;

          (vii) any of Seller's liabilities or obligations related to the ownership of the Excluded Assets;

          (viii) any of Seller's liability or obligations (whether investigatory, corrective, remedial or otherwise) under Environmental and Safety Requirements;

          (ix) any of Seller's liabilities or obligations relating to customer rebates (except to the extent accrued on the Closing Statement), capitalized lease obligations, indebtedness for borrowed money, guarantees, employment contracts, deferred compensation obligations, related party obligations (including, without limitation, any intercompany indebtedness other than intercompany trade payables or rights of setoff between Seller and its Affiliates) or any interest, penalty, or premium accrued thereon; and

          (x) any other liabilities or obligations of Seller of any nature whatsoever not expressly assumed by Buyer under subsection (c) above (including without limitation, any liabilities or obligations arising out of transactions entered into, at or prior to the Closing, any action or inaction at or prior to the Closing or any condition existing at or prior to the Closing, regardless of when asserted), whether accrued, absolute or contingent, whether known or unknown, whether disclosed or undisclosed, whether due or to become due and whether related to the Purchased Assets or otherwise, and regardless of when or by whom incurred, other than the Assumed Liabilities.

          1.2 Purchase Price. The total consideration payable by Buyer to Seller for the Purchased Assets (the "Purchase Price") shall be:

          (i) the assumption by Buyer of the Assumed Liabilities, and

          (ii) the payment of $21,000,000, as adjusted in accordance with
     Section 1.3 below (the "Cash Purchase Price").

          On the Closing Date Buyer shall assume the Assumed Liabilities and shall pay to Seller the Cash Purchase Price as adjusted pursuant to Section 1.3(b) below by wire transfer of immediately available funds as expressly set forth in Section 1.4.

           1.3 Adjustment to Cash Purchase Price.

          (a) The "Net Working Capital" of the Business shall mean, as of any date of determination, the result of (i) the value of the Accounts Receivables, plus (ii) the value of the Inventory, plus (iii) the amount of all prepayments and prepaid expenses constituting Purchased Assets, plus (iv) the value of the petty cash described in Section 1.1(a)(ii), minus (v) the value of the accounts payable assumed by Buyer hereunder, minus (vi) the value of all of Seller's accrued liabilities assumed by Buyer hereunder, in each case as determined in accordance with GAAP applied in a manner consistent with that used in preparing the Latest Balance Sheet (as defined in Section 4.5 below).

          (b) At least two days prior to the Closing Date, Buyer and Seller shall attempt in good faith to agree on an estimate of Net Working Capital of the Business as of the close of business on the Closing Date (the "Estimated Closing Net Working Capital") based on Seller's books and records and other information then available. If the parties are unable to agree upon the Estimated Closing Net Working Capital, such amount shall be determined by Seller based on Seller's most recently prepared monthly balance sheet. If the Estimated Closing Net Working Capital is less than $15,950,000 (the "Target"), the Cash Purchase Price shall be decreased dollar-for-dollar on the Closing Date to reflect the amount by which the Estimated Closing Net Working Capital is less than the Target. If the Estimated Closing Net Working Capital is greater than the Target, the Cash Purchase Price shall be increased dollar-for-dollar on the Closing Date to reflect the amount by which the Estimated Closing Net Capital is greater than the Target. The Promissory Note made by Central Pools & Supplies, Inc. ("CPS") to Bicknell Distributors, Inc. as predecessor to Seller, dated December 20, 1991, as modified (the "CPS Note"), shall only be reflected in the Closing Statement if: (i) CPS has consented to the assignment to Buyer of Seller's interest in each of the CPS Note; the Sales Agreement between CPS and Bicknell Distributors, Inc. as predecessor to Seller, dated December 20, 1991, as modified; and the Security Agreement between CPS and Bicknell Distributors, Inc. as predecessor to Seller, dated December 20, 1991; (ii) both CPS and Sylvia
P. Orfaly have consented to the assignment to Buyer of Seller's interest in the Stock Pledge Agreement, dated December 20, 1991, between CPS, Bicknell Distributors, Inc. as predecessor to Seller, and Sylvia P. Orfaly; and (iii) Sylvia P. Orfaly has consented to the assignment to Buyer of Seller's interest in the Limited Recourse Guaranty, dated December 20, 1991, made by Sylvia P. Orfaly to Bicknell Distributors, Inc. as predecessor to Seller, but in each case only to the extent such consent to assignment is required thereunder. The Promissory Note made by JJSC, Inc. ("JJSC") to Bicknell Distributors, Inc. as predecessor to Seller, dated December 21, 1992, as modified (the "JJSC Note"), shall only be reflected in the Closing Statement if: (i) JJSC has consented to the assignment to Buyer of Seller's interest in each of the JJSC Note; the Sales Agreement between JJSC and Bicknell Distributors, Inc. as predecessor to Seller, dated December 21, 1992, as modified; and the Security Agreement between JJSC and Bicknell Distributors, Inc. as predecessor to Seller, dated December 21, 1992; and (ii) both JJSC and John J. St. Cyr have consented to the assignment to Buyer of Seller's interest in the Stock Pledge Agreement, dated December 21, 1992, between JJSC, Bicknell Distributors, Inc. as predecessor to Seller, and John J. St. Cyr., but in each case only to the extent such consent to assignment is required thereunder.

          (c) Within ninety (90) days after the Closing Date, Seller shall cause KPMG Peat Marwick (at Seller's expense) to prepare an audited closing statement of Seller as of the close of business on the Closing Date (the "Closing Statement"), setting forth the actual Net Working Capital as of such date (the "Actual Net Working Capital") and the various components thereof. The Closing Statement shall not contain a reserve for Inventory or Accounts Receivable.

          (d) If Buyer disagrees with the computation of the Actual Net Working Capital, Buyer shall object in writing to Seller within thirty (30) days of receipt of the Closing Statement.

Such writing shall be accompanied by a written notice from Buyer's accountants setting forth the basis for such disagreement. Buyer and Seller thereafter shall negotiate in good faith to resolve any such disagreements. If Buyer and Seller are unable to resolve any such disagreements within thirty (30) days after delivery of Buyer's objection letter, Buyer and Seller shall submit such dispute to an independent "Big Six" accounting firm mutually agreeable to Buyer and Seller for resolution. If Buyer and Seller are unable to mutually agree on such an accounting firm, a "Big Six" accounting firm will be selected by lot after eliminating one firm designated as objectionable by each of Buyer and Seller (any accounting firm so selected or agreed upon shall be referred to herein as the "Independent Auditor"). Buyer and Seller shall use their reasonable best efforts to cause the Independent Auditor to resolve all disagreements over the Closing Statement as soon as practicable, but in any event within sixty (60) days after submission of the disputes to the Independent Arbitrator. The resolution of such disagreements and the determination of the Actual Net Working Capital shall be final and binding on Buyer and Seller. The Independent Auditor shall determine the allocation of the responsibility of Buyer and Seller to pay its costs and expenses in determining the Closing Statement based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party.

          (e) As soon as practicable (but in no event later than five (5) business days) after the Actual Net Working Capital is finally determined pursuant to this Section 1.3:

          (i) if the Actual Net Working Capital is less than the Estimated Closing Net Working Capital, Seller shall pay to Buyer an amount equal to such shortfall; and

          (ii) if the Actual Net Working Capital is greater than the Estimated Closing Net Working Capital, Buyer shall pay to Seller an amount equal to such excess.

Any amounts payable pursuant to this subsection 1.3(e) shall be an adjustment to the Cash Purchase Price, shall be paid in immediately available funds, and shall bear simple interest at a rate of eight percent (8%) per annum measured from the Closing Date to the date of such payment.

          1.4 Closing Transactions.

          (a) Closing. Subject to the satisfaction or waiver of the conditions set forth in Article II, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, at 9:00 a.m. local time on December 31, 1997 or, if the conditions to Closing set forth in Article II have not been satisfied on or prior to such date, promptly following satisfaction of such conditions, or such other date, time or place as is mutually agreeable to Buyer and Seller (the "Closing Date"). The effective time of the Closing shall be the close of business on the Closing Date.

          (b) Closing Deliveries. Subject to the conditions set forth in this Agreement, the parties agree to consummate the following "Closing Transactions" at the Closing:

          (i) Seller will convey to Buyer good and marketable title to all of the Purchased Assets, free and clear of all Liens, and deliver to Buyer bills of sale, assignments of leases and contracts, documents acceptable for recordation in the United States Patent and Trademark Office, the United States Copyright Office and any other similar domestic or foreign office, department or agency and all other instruments of conveyance, all in the form attached hereto as Exhibit A (collectively, "Conveyance Documents");

          (ii) Buyer will deliver to Seller the Cash Purchase Price by wire transfer of immediately available funds to an account designated by Seller;

          (iii) Buyer will deliver to Seller such instruments of assumption in order for Buyer to assume the Assumed Liabilities in the form attached hereto as Exhibit B (the "Assumption Agreement"); and

          (iv) there shall be delivered to Buyer and Seller the certificates and other documents and instruments provided to be delivered under Article II hereof.

          1.5  Consents of Third Parties.

          (a) To the extent that the assignment hereunder by Seller to Buyer of any Contract is not permitted or is not permitted without the consent of any other party to such Contract, this Agreement shall not be deemed to constitute an assignment of any such Contract if such consent is not given or if such assignment otherwise would constitute a breach of, or cause a loss of contractual benefits under, any such Contract. If any such consent is not obtained or if such assignment is not permitted irrespective of consent, Seller shall cooperate with Buyer following the Closing Date in any reasonable arrangement designed to provide Buyer with the rights and benefits under, but Buyer shall perform and be fully responsible for the obligations under, any such Contract, except that with respect to any leases for real property, the costs and expenses associated with the absence of consent to assign such leases shall be allocated between Buyer and Seller in accordance with Section 8.20 below. Seller shall upon the reasonable request of Buyer enforce for the benefit of Buyer any and all rights of Seller against any other party arising out of any breach or cancellation of any such Contract by such other party and, if requested by Buyer, act as an agent on behalf of Buyer or as Buyer shall otherwise reasonably require.

          (b) Buyer hereby expressly waives the obligation of Seller to make any effort to obtain any consent to assignment under any of the Contracts to be assigned to Buyer as set forth on Schedule 4.8(a) and Schedule 4.12 hereto, except for the requirement to obtain the consent to assignment to the real property leases to the extent provided in Section 2.1(h)(iv) as a condition precedent to the obligation of Buyer to consummate the transactions contemplated hereby.

                                  ARTICLE II

                              CONDITIONS TO CLOSING
                             ----------------------

          2.1 Conditions to Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

          (a) the representations and warranties set forth in Article IV hereof and all other representations and warranties of Seller set forth in this Agreement will be true and correct at and as of the Closing Date as though made on and as of the Closing Date (without taking into account any disclosures made by Seller to Buyer pursuant to Section 3.1(k) or Section 4.28 hereof ), except
(i) as otherwise contemplated by Article IV hereof, (ii) to the extent that such representations and warranties were made as of a specified date, in which case such representations and warranties shall continue on the Closing Date to be true as of the specified date, and (iii) to the extent that any failure of such representations and warranties to be true and correct as aforesaid, individually or in the aggregate, does not have a Material Adverse Effect;

          (b) Seller will have performed and complied in all material respects with all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

          (c) the purchase of the Purchased Assets by Buyer hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Buyer to any penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation that would be materially adverse to the business or financial condition of Buyer or the Business;

          (d) no suit, action or other proceeding, or injunction or final judgment, order or decree relating thereto, will be pending or overtly threatened before any court or any governmental or regulatory body or authority (which in Buyer's judgment is not frivolous) in which it is sought to restrain or prohibit or to obtain material damages or other material relief (including rescission) in connection with the transactions contemplated hereby, or that is reasonably likely to have a Material Adverse Effect or materially adversely affect the right of Buyer to own, operate or control the Purchased Assets or the Business no investigation that would be reasonably likely to result in any such suit, action or proceeding shall be pending or overtly threatened and no such judgment, order or decree shall have been entered and not subsequently dismissed with prejudice or satisfied;

          (e) there shall have been no material adverse change in the assets, liabilities, condition (financial or otherwise) or operating results of the Business or the Acquired Assets generally since the date of the Latest Balance Sheet, except for decreases in sales that are consistent with the past business experience of Seller due to the seasonal nature of the business;

          (f) Pacific will have entered into a Supply Agreement with Buyer in the form of Exhibit C attached hereto (the "Pacific Supply Agreement"), and the Pacific Supply Agreement will be in full force and effect and will not have been modified or amended as of the Closing;

          (g) Seller shall have delivered to Buyer a legal opinion from Adler Pollock & Sheehan, Incorporated, counsel to Seller, opining as to the matters set forth on Exhibit D attached hereto, which opinion may be relied upon by Buyer's financing sources; and

          (h) On or prior to the Closing Date, Seller will have delivered to Buyer all of the following:

          (i) a certificate from an officer of Seller in the form set forth in Exhibit E attached hereto, dated the Closing Date, stating that the preconditions specified in Sections 2.1(a)-(b), inclusive, have been satisfied;

          (ii) certified copies of the resolutions of the boards of directors of each of the Cookson Entities and certified copies of the resolutions of the sole shareholder of Seller approving the transactions contemplated by this Agreement;

          (iii) all Conveyance Documents; and

          (iv) with respect to at least 9 of the parcels of Leased Real Property, excluding the Middlesex, Massachusetts warehouse lease and the Syracuse lease expiring August 31, 1998, an estoppel letter from the landlords, substantially in the form of Exhibit F hereto;

          (v) with respect to at least 9 of the parcels of Leased Real Property, excluding the Middlesex, Massachusetts warehouse lease and the Syracuse lease expiring August 31, 1998, a subordination agreement from the landlords for each parcel of Leased Real Property substantially in the form of Exhibit G hereto, consenting to the subordination of any lien granted to the land with respect to nonpayment of rent or otherwise and such other terms as set forth in such agreement;

          (vi) a certification of Seller pursuant to Treasury Regulation Section 1.1445-2(b)(2) that Seller is not a foreign person; and

          (vii) such other documents or instruments as Buyer reasonably requests to effect the transactions contemplated hereby.

          Any condition specified in this Section 2.1 may be waived by Buyer, provided that no such waiver will be effective unless it is set forth in a writing executed by Buyer.

           2.2 Conditions to Seller's Obligations at the Closing. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

          (a) the representations and warranties set forth in Article V hereof and all other representations and warranties of SCP or Buyer set forth in this Agreement will be true and correct at and as of the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties;

          (b) all filings required to be made under the Hart-Scott-Rodino Act shall have been made, and any applicable waiting period thereunder (and any extensions thereof) shall have expired;

          (c) Buyer will have entered into the Pacific Supply Agreement with Pacific Industries, Inc. and the Pacific Supply Agreement will be in full force and effect and will not have been modified or amended as of the Closing;

          (d) no suit, action or other proceeding, or injunction or final judgment, order or decree relating thereto, will be pending or overtly threatened before any court or any governmental or regulatory body or authority (which is Seller's judgment is not frivolous) in which it is sought to restrain or prohibit or to obtain material damages or other material relief (including rescission) in connection with the transactions contemplated hereby; no investigation that would be reasonably likely to result in any such suit, action or proceeding shall be pending or overtly threatened and no such judgment, order or decree shall have been entered and not subsequently dismissed with prejudice or satisfied;

          (e) Buyer and SCP will have performed and complied in all material respects with all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing, except that Buyer in all respects shall have paid the Cash Purchase Price and entered into the Assumption Agreement; and

          (f) Buyer will have delivered to Seller a legal opinion from Kirkland & Ellis, counsel to Buyer, opining as to the matters set forth on Exhibit H attached hereto; and

          (g) On or prior to the Closing Date, Buyer will have delivered to Seller all of the following:

          (i) a certificate from Buyer in the form set forth in Exhibit I attached hereto, dated the Closing Date, stating that the preconditions specified in Sections 2.2(a) and (e) have been satisfied;

          (ii) certified copies of the resolutions of Buyer's and SCP's board of directors approving the transactions contemplated by this Agreement;

          (iii) the Cash Purchase Price; and

          (iv) the Assumption Agreement.

          Any condition specified in this Section 2.2 may be waived by Seller, provided that no such waiver will be effective unless it is set forth in a writing executed by Seller.

                                  ARTICLE III

                           COVENANTS PRIOR TO CLOSING

          3.1 Affirmative Covenants of Seller. Following the execution of this Agreement and prior to the Closing, unless Buyer otherwise agrees in writing, Seller will:

          (a) conduct its business (including, without limitation, its cash management practices, the collection of receivables, payment of payables, incurrence of capital expenditures and purchase of Inventory) only in the usual and ordinary course of business in accordance with past custom and practice, except that it is contemplated by the parties that Seller shall cancel its current outstanding order for computer hardware;

          (b) carry on its business in the same manner as presently conducted and use its reasonable best efforts to keep its organization and properties intact, including its present business operations, physical facilities, working conditions and employees and its present relationships with lessors, licensors, licensees, suppliers, distributors and customers and others having business relations with it;

          (c) maintain in a manner consistent with its past practice the machinery and equipment included in the Purchased Assets in satisfactory condition (reasonable wear and tear excepted) to the extent Seller becomes aware the same is not in satisfactory operating condition (reasonable wear and tear excepted), maintain insurance reasonably comparable to that in effect on the date hereof, maintain Inventory, supplies and spare parts at customary operating levels consistent with past practices, replace in a manner consistent with past practice any inoperable, worn out or obsolete machinery and equipment included in the Purchased Assets with assets of comparable quality and, in the event of a casualty, loss or damage to any of the Purchased Assets prior to the Closing Date for which Seller is insured, either repair or replace such Purchased Assets or, if Buyer agrees, transfer the proceeds of such insurance to Buyer;

          (d) maintain its books, accounts (including working capital) and records in accordance with GAAP;

          (e) maintain in full force and effect the existence of all material Proprietary Rights;

          (f) encourage the employees on Exhibit J to accept employment with Buyer after the Closing;

          (g) comply with all legal requirements and contractual obligations applicable to the Business and the Purchased Assets and pay all applicable taxes, consistent with past practice;

          (h) cause its current insurance policies not to be canceled or terminated or any of the coverage thereunder to lapse, unless, simultaneously with such termination, cancellation or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated or lapsed policies to the extent practicable for market premiums are in full force and effect;

          (i) cooperate with Buyer and use its reasonable best efforts to make all registrations, filings and applications, to give all notices and to obtain all governmental, third party or other consents, transfers, approvals, orders, qualifications and waivers necessary or desirable for the consummation of the transactions contemplated hereby and to cause the other conditions to Buyer's obligation to close specified in Section 2.1 above to be satisfied;

          (j) execute and deliver such further instruments of conveyance and transfer and take such additional action as Buyer may reasonably request to effect, consummate, confirm or evidence the transactions contemplated by this Agreement; and

          (k) promptly inform Buyer in writing of any variances from the representations and warranties contained in Article IV or elsewhere in this Agreement or any breach of any covenants hereunder by any of the Cookson Entities.

          3.2 Negative Covenants of Seller. Following the execution of this Agreement and prior to the Closing, without Buyer's prior written consent, Seller will not:

          (a) take any action that would require disclosure under Section 4.7 below;

          (b) enter into any other transaction with any of its officers, directors or Affiliates other than transactions in the ordinary course of business consistent with past practice;

          (c) sell, lease, license or otherwise dispose of any interest in any of the Purchased Assets (other than sales of Inventory in the ordinary course of business consistent with past custom and practice) or permit, allow or suffer any of the Purchased Assets to be subjected to any Lien;

          (d) terminate or modify any contracts or leases or any government license, permit or other authorization;

          (e) enter into any new, or amend any existing, contracts, leases, agreements or commitments, other than commitments made in the ordinary course of business for the purchase of products or supplies or the sale of inventory;

          (f) institute any material change in the conduct of its business, or any change in its method of purchase, sale, lease, management, marketing, operation or accounting; or

          (g) take or omit to take any action which could be reasonably anticipated to have a material adverse effect upon the business, financial condition, operating results, employee relations, customer relations, assets or operations of the Business.

          3.3 Exclusivity. The Cookson Entities will not, directly or indirectly, through any officer, director, employee, agent or otherwise (including through any investment banker, attorney or accountant retained by any of the foregoing), solicit, initiate any discussions or negotiations regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way with, any proposal or offer from any Person (including any of such Person's officers, directors, employees, agents or other representatives) relating to any liquidation (other than as contemplated hereby), dissolution, recapitalization or refinancing of Seller or any acquisition of the capital stock or other securities of Seller or any substantial portion of the assets of Seller or the Business (including any acquisition structured as a merger, consolidation or share exchange) (an "Acquisition Proposal"). The Cookson Entities will immediately cease and cause to be terminated any and all contacts, discussions and negotiations with third parties regarding any Acquisition Proposal. Each of the Cookson Entities hereby agrees to notify Buyer immediately upon the receipt of any written proposal, written offer, written inquiry or written contract with respect to any of the foregoing and will promptly provide Buyer with copies of and disclose to Buyer the details concerning any such proposal, inquiry or contract.

          3.4 Covenants of SCP and Buyer. Prior to the Closing, SCP and Buyer will:

          (a) cooperate with Seller and use their reasonable best efforts to make all registrations, filings and applications, to give all notices and to obtain all governmental, third party or other consents, transfers, approvals, orders, qualifications and waivers necessary or desirable for the consummation of the transactions contemplated hereby and to cause the other conditions to Seller's obligation to close specified in Section 2.2 above to be satisfied,

          (b) execute and deliver such further instruments of conveyance and transfer and take such additional action as Seller may reasonably request to effect, consummate, confirm or evidence the transactions contemplated by this Agreement; and

          (c) promptly inform Seller in writing of any variances from SCP's and Buyer's representations and warranties contained in Article V or elsewhere in this Agreement or any breach of any covenants hereunder by Buyer.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                             OF THE COOKSON ENTITIES

          As an inducement to enter into this Agreement, each of the Cookson Entities hereby represents and warrants to Buyer, that:

          4.1  Organization and Corporate Power.

          (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Massachusetts. Seller has full corporate power and other necessary power and authority and all licenses, permits and authorizations necessary to own and operate its properties and business and to conduct its business as presently conducted.

          (b) Seller is qualified to do business in every jurisdiction in which the nature of its business or its ownership of property requires it to be qualified where the failure to be so qualified would have a Material Adverse Effect. All such jurisdictions in which Seller is qualified are set forth on
Schedule 4.1 hereto.

          4.2 Authorization of Transactions. Each of the Cookson Entities has full power and authority to deliver this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The board of directors of each of the Cookson Entities has duly approved this Agreement and has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No other corporate proceedings on the part of any of the Cookson Entities are necessary to approve and authorize the execution and delivery of this Agreement. This Agreement has been duly executed and delivered by each of the Cookson Entities and constitutes the valid and binding agreement of each of the Cookson Entities, enforceable against each of the Cookson Entities in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws and to general principles of equity (whether considered in proceedings at law or in equity).

          4.3 Subsidiaries; Investments. Except as set forth on Schedule 4.3 hereto, Seller does not own or control (directly or indirectly), hold or have any rights or options to subscribe for, purchase or acquire any shares of stock, partnership interest, joint venture interest, equity participation or any other security or interest in any other Person. Seller does not have and has never had any Subsidiary.

          4.4 Absence of Conflicts. Except as set forth in Schedule 4.4 hereto, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in any breach of any of the provisions of, (b) constitute a default under, (c) result in a violation of, (d) give any third party the right to terminate or to accelerate any obligation under, (e) result in the creation of any lien, security interest, charge or encumbrance upon the Purchased Assets, or
(f) require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the certificate of incorporation or by-laws of any of the Cookson Entities or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which any of the Cookson Entities is bound or affected, or to the Knowledge of Seller, any law, statute, rule or regulation or any judgment, order or decree to which any of the Cookson Entities is subject.

          4.5 Financial Statements. Seller has furnished Buyer with (a) copies of an unaudited balance sheet as of September 30, 1997, (the "Latest Balance Sheet") and the related statements of income and cash flow for the 9-month period then ended and (b) copies of the unaudited balance sheets of Seller as of December 31, 1994, 1995 and 1996 and the related statements of income and cash flow for the periods then ended. Each of the foregoing financial statements (including in all cases the notes thereto, if any) (collectively, the "Financial Statements") is accurate and complete, is consistent with Seller's books and records (which, in turn, are accurate and complete), presents fairly Seller's financial condition and results of operations as of the times and for the periods referred to therein, and has been prepared in accordance with GAAP, consistently applied, subject to normal year-end adjustments (none of which would be material, individually or in the aggregate) and the absence of footnote disclosure.

          4.6 Absence of Undisclosed Liabilities. To the Knowledge of Seller, Seller has no obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known, whether due or to become due and regardless of when or by whom asserted) and there is no basis for any proceeding, hearing, investigation, charge, complaint or claim with respect to any obligations or liabilities except (a) obligations under contracts or commitments described in Schedule 4.12 or Schedule 4.8(a) hereto or under contracts and commitments entered into in the ordinary course of business which are not required to be disclosed thereon (but not liabilities for breaches thereof), (b) liabilities reflected on the liability side of the Latest Balance Sheet, (c) liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business or otherwise in accordance with the terms and conditions of this Agreement (none of which is a liability for breach of contract, breach of warranty, tort or infringement, or a claim or lawsuit, or an environmental liability), and (d) liabilities otherwise expressly set forth in Schedule 4.6 hereto.

          4.7 Absence of Certain Developments. Seller has not, except as set forth in Schedule 4.7 hereto, since September 30, 1997:

          (a) suffered a material adverse change or development in the business, financial condition, operating results, earnings, assets, business condition or financing arrangements of the Business or the Purchased Assets;

          (b) borrowed any amount or issued or exchanged any notes or other evidences of any indebtedness for borrowed money or incurred or become subject to or incurred or become subject to any obligations or liabilities (whether absolute or contingent), except current liabilities incurred in the ordinary course of business consistent with past practice and liabilities under contracts entered into in the ordinary course of business consistent with past practices;

          (c) discharged or satisfied any Lien or encumbrance or paid any obligation or liability, other than liabilities paid in the ordinary course of business, or prepaid any amount of indebtedness for borrowed money;

          (d) mortgaged, pledged or subjected to any Lien, charge or any other encumbrance, any portion of its properties or assets, except Liens for current taxes and assessments not yet due and payable;

          (e) sold, leased, assigned or transferred (including, without limitation, transfers to any employees or affiliates of Seller) any tangible assets (other than Inventory in the ordinary course of business consistent with past practices), Proprietary Rights or other intangible assets, or canceled without fair consideration any debts or claims owing to or held by it, or disclosed any proprietary confidential information to any Person, other than disclosures of such information to Affiliates of Seller or Buyer and its Affiliates and representatives;

          (f) suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past custom and practice;

          (g) suffered any theft, damage, destruction or casualty loss to its material tangible assets (individually or taken as a whole), whether or not covered by insurance;

          (h) entered into, amended or terminated any lease, contract, agreement or commitment, or taken any other action or entered into any other transaction other than in the ordinary course of business and in accordance with past custom and practice, or entered into any transaction with any Insider (as defined in Section 4.19 below) other than in the ordinary course of business and in accordance with past customs and practices, or changed in any material respect any business practice or manner of dealing with any customer, supplier, subcontractor, Insider, sales representative, or other person or entity with whom Seller engages in any business activity;

          (i) entered into or modified any employment contract or collective bargaining agreement, written or oral, or changed the employment terms for any employee or agent or made or granted any bonus or any wage, salary or compensation increase to any director, officer, employee or sales representative, group of employees or consultant or made or granted any increase in any employee benefit plan or arrangement, or amended or terminated any existing employee benefit plan or arrangement or adopted any new employee benefit plan or arrangement, except for normal compensation increases or bonuses in the ordinary course of business consistent with past practice;

          (j) incurred intercompany or conducted its business (including the collection of receivables, purchase of inventory, payment of payables, incurrence of capital expenditures, and maintenance and repair of assets) other than in the usual and ordinary course of business in accordance with past custom and practice;

          (k) made any capital expenditures (or commitments therefor) that aggregate in excess of $50,000;

          (l) made any loans or advances to, or guarantees for the benefit of, any persons;

          (m) entered into any lease of capital equipment or real estate involving rental in excess of $1,000 per annum;

          (n) made any charitable contributions or pledges in excess of $10,000 in the aggregate;

          (o) delayed or postponed the payment of any accounts or commissions payable or any other liabilities or obligations or agreed or negotiated with any party to extend the payment date of any accounts or commissions payable or accelerated the collection of any notes, accounts, or commissions receivable other than in accordance with past customs and practices;

          (p) made any material change in any method of accounting or accounting practices;

          (q) entered into any other material transaction other than in the ordinary course of business; or

          (r)  agreed, whether orally or in writing, to do any of the foregoing.

          4.8  Title to Properties.

          (a) Schedule 4.8(a) attached hereto sets forth a list of all of the leases and subleases (collectively, the "Leases" and individually, a "Lease") and each leased and subleased parcel of real property in which Seller has a leasehold and subleasehold interest. Each of the Leases is in full force and effect and Seller holds a valid and existing leasehold or subleasehold interest under each of the Leases. Seller has delivered to Buyer complete and accurate copies of each of the Leases. With respect to each Lease, except as set forth on
Schedule 4.8(a) hereto: (A) the Lease is legal, valid, binding, enforceable and in full force and effect against Seller and, to the Knowledge of Seller, the other party thereto; (B) the Lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing; (C) neither Seller nor, to the Knowledge of Seller, any other party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under the Lease; (D) neither Seller nor, to the Knowledge of Seller, any other party to the Lease has repudiated any provision thereof; (E) there are no disputes, oral agreements, or forbearance programs in effect as to the Lease; (F) the Lease has not been modified in any respect, except to the extent that such modifications are disclosed by the documents delivered to Buyer; and (G) Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Lease.

          (b) The real estate demised by the Leased Real Property constitutes all of the real estate used or owned by Seller in the operation of the Business.

          (c) All buildings and all components of all buildings, structures and other improvements included within the Leased Real Property (the "Improvements") are adequate to operate such facilities as currently used and, to the Knowledge of Seller, there are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any significant respect with the use, occupancy or operation thereof as currently used, occupied or operated by Seller. All Improvements have direct vehicular access to a public street adjoining such Leased Real Property.

          (d) Seller owns no real property other than an interest in the building and other improvements on certain real property located at 665 Cochituate Road, Framingham, Massachusetts.

          4.9  Title to Assets.

          (a) Seller owns good and marketable title, free and clear of all Liens to all of the Purchased Assets, including, without limitation, all tangible and intangible property other than the Unregistered Marks; and to the Knowledge of Seller, Seller owns good and marketable title, free and clear of all Liens, to the Unregistered Marks.

          (b) Except for the Excluded Assets, the use of the "Cookson" trademark or trade name, and the services provided to Seller by its Affiliates as set forth in Schedule 4.19, the Purchased Assets constitute all of the assets necessary to allow Buyer to conduct the Business.

          4.10 Environmental and Safety Matters.

          (a) Except as set forth on Schedule 4.10, to the Knowledge of Seller, Seller has complied and is in compliance with all Environmental and Safety Requirements.

          (b) Without limiting the generality of the foregoing, to the Knowledge of Seller, Seller has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupation of its respective facilities and the operation of its respective business; a list of all such permits, licenses and other authorizations is set forth on Schedule
4.10 hereto.

          (c) Except as set forth on Schedule 4.10, Seller has not received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental, Health and Safety Requirements or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to Seller or Seller's facilities and arising under Environmental and Safety Requirements.

          (d) Except as set forth on Schedule 4.10, to the Knowledge of Seller, none of the following exists at any property or facility owned or operated by
Seller: 1) underground storage tanks; 2) asbestos-containing material in any form or condition; 3) materials or equipment containing polychlorinated biphenyls; or 4) landfills, surface impoundments or disposal areas.

          (e) Except as set forth on Schedule 4.10, Seller has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by Seller with any such substance) in a manner that has given or would give rise to liabilities, including any liability for corrective action costs, personal injury, property damage, response costs, natural resources damages or attorney fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Solid Waste Disposal Act, as amended ("SWDA") or any other Environmental and Safety Requirements.

          (f) No Environmental Lien has attached to any property owned, leased, or operated by Seller.

          (g) Except as set forth on Schedule 4.10, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements, including, without limitation, the New Jersey Industrial Site Recovery Act.

          (h) Seller has not assumed, undertaken, or otherwise become subject to any liability, including without limitation any obligation for corrective or remedial action, of any other Person relating to Environmental and Safety Requirements.

          4.11  Taxes.  Except as set forth on Schedule 4.11,

          (a) Seller has timely filed or shall timely file all Tax Returns which are required to be filed on or prior to the Closing, and all such Tax Returns are or shall be true, complete and accurate in all respects;

          (b) all Taxes owed by Seller as of the date hereof, whether or not shown on a Tax Return, have been paid or shall be paid by Seller or accrued on the Closing Statement, and no Taxes are delinquent;

          (c) no deficiency for any amount of Tax has been asserted or assessed by a taxing authority against Seller with respect to the operations of Seller and Seller has no knowledge that any such assessment or asserted Tax liability shall be made;

          (d) Seller has withheld and paid or shall accrue on the Closing Statement all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party;

          (e)  Seller has not made an election under Section 341(f) of the Code;

          (f) no written claim has ever been received by Seller from an authority in a jurisdiction where Seller does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;

          (g) Seller has not made and is not obligated to make any payments, nor is it a party to any agreement that under certain circumstances could obligate it to make payments, that shall not be deductible under Section 280G of the Code; and

          (h) there are no liens for Taxes (other than for current Taxes not yet due and payable) upon the Purchased Assets.

          4.12 Contracts and Commitments.

          (a) Except as set forth in Schedule 4.12 hereto, Seller is not a party to or bound by, whether written or oral, any: (i) collective bargaining agreement or contract with any labor union; (ii) contract for the employment of any officer, individual employee or other person on a full-time, part-time or consulting basis or any severance agreements; (iii) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a Lien on any of the Purchased Assets; (iv) license or royalty agreements; (v) lease or agreement under which Seller is lessee of, or holds or operates, any personal property owned by any other party; (vi) lease or agreement under which Seller is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by it; (vii) contract or group of related contracts with the same party for the purchase or sale of raw materials, commodities, supplies, products or other personal property or for the furnishing or receipt of services which either calls for performance over a period of more than six months or involves a sum in excess of $25,000 or which may not be terminable with less than six months' notice; (viii) contract relating to the distribution, marketing or sales of its products or services (including contracts to provide advertising allowances or promotional services) involving more than $25,000; (ix) franchise agreements; (x) contracts with any Insider; (xi) agreements, contracts or understandings pursuant to which Seller subcontracts work to third parties; (xii) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or (xiii) any other agreement material to Seller whether or not entered into in the ordinary course of business.

          (b) Except as disclosed in Schedule 4.12, (i) all of the contracts, agreements and instruments set forth of Schedule 4.12 are in full force and effect, have not been amended or modified as of the Closing, and are valid, binding and enforceable against Seller and, to the Knowledge of Seller, the other party thereto in accordance with their respective terms, (ii) no contract or commitment required to be disclosed on Schedule 4.12 has been, to the Knowledge of Seller, breached or canceled by the other party since December 31, 1996, (iii) no material customer or supplier has indicated in writing or, to the Knowledge of Seller, orally that it will stop or decrease the rate of business done with Seller, (iv) Seller has performed all of the obligations required to be performed by Seller as of the date hereof in connection with the contracts or commitments required to be disclosed on Schedule 4.12, and is not in receipt of any claim of default under any contract or commitment required to be disclosed on the Schedule 4.12, (v) Seller has no present expectation or intention of not fully performing any obligation pursuant to any contract set forth on Schedule
4.12 hereto, and (vi) Seller has no knowledge of any breach or anticipated breach by any other party to any contract set forth on Schedule 4.12.

          (c) Seller has provided Buyer with a true and correct copy of all written contracts which are referred to on Schedule 4.12 and has made available to Buyer those which are not required to be disclosed on Schedule 4.12, in each case together with all amendments, waivers or other changes thereto. Schedule
4.12 contains an accurate and complete description of all material terms of all oral contracts referred to therein.

          4.13 Proprietary Rights.

          (a)  Schedule 4.13 hereto sets forth a complete and correct list of:
(i) patented or registered Proprietary Rights and pending patent applications or other applications for registrations of any Proprietary Rights; (ii) all Trademarks; and (iii) all licenses or similar agreements or arrangements related to the Proprietary Rights to which Seller is a party, either as licensee or licensor. Seller has delivered to Buyer complete copies of all items required to be identified pursuant to this Section 4.13(a).

          (b) Except as expressly set forth on Schedule 4.13: (i) Seller owns and possesses all right, title and interest in and to, or has a valid and enforceable license to use, the Proprietary Rights used in the operation of the Business as currently conducted by Seller other than the Unregistered Marks (and Seller represents that, to the Knowledge of Seller, it owns and possesses all right, title and interest or has a valid and enforceable license to use the Unregistered Marks in the operation of the Business as currently conducted by Seller) free and clear of all Liens; (ii) Seller has a valid and enforceable right to use in its catalogs, brochures and other sales or advertising materials all trademarks, service marks, trade names and brand names owned by third parties and used in such materials; (iii) no claim by any third party contesting the validity, enforceability, use or ownership of any of the Proprietary Rights has been made, is currently outstanding or, to the Knowledge of Seller, is threatened and, to the Knowledge of Seller, there are no grounds for the same;
(iv) Seller has not received any notices of, and Seller has no knowledge of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to the Proprietary Rights; (v) to the best of Seller's Knowledge, Seller has not infringed, misappropriated or otherwise conflicted with any intellectual property rights or other rights of any third parties and, to the Knowledge of Seller, no infringement, misappropriation or conflict will occur as a result of the continued operation of the Business as currently conducted by Seller; and (vi) the transactions contemplated by this Agreement will not conflict with, violate, result in an alteration of or a loss of rights under, terminate or create a right to terminate any license or other agreement with any third party relating to the Proprietary Rights.

          (c) Except for the use of the "Cookson" trademark or trade name or any trademark or trade name including the word "Cookson," the Proprietary Rights comprise all of the intellectual property necessary for the operation of the Business as currently conducted by Seller. Except for the use of the "Cookson" trademark or trade name or any trademark or trade name including the word "Cookson," all of the Proprietary Rights owned or used by Seller immediately prior to the Closing will be, to the Knowledge of Seller, owned or available for use by Buyer immediately after the Closing.

          4.14 Litigation; Proceedings. Except as set forth in Schedule 4.14 hereto, there are no actions, suits, proceedings, orders, claims or investigations pending or, to the Knowledge of Seller, threatened against or affecting Seller, the Purchased Assets or the Business at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no basis to the Knowledge of Seller for any of the foregoing.

          4.15 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement, based on any arrangement or agreement made by or on behalf of any of the Cookson Entities.

          4.16 Governmental Licenses, Permits and Consents.

          (a) Schedule 4.16 hereto contains a complete listing and summary description of all Licenses owned, possessed or used by Seller in the conduct of the Business and the operation and ownership of the Purchased Assets. Except as indicated on Schedule 4.16, Seller owns or possesses all right, title and interest in and to all of the Licenses. Seller is in compliance with the terms and conditions of such Licenses and has received no notices that it is in violation of any of the terms and conditions of such Licenses. Seller has taken all necessary actions to maintain such Licenses. No loss or expiration of any License is pending or, to the Knowledge of Seller, threatened or reasonably foreseeable other than expiration in accordance with the terms thereof.

          (b) No permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority or any other party or person is required to be obtained by Seller in connection with such party's execution, delivery and performance of this Agreement or the consummation of any other transaction contemplated hereby. Except as set forth on Schedule 4.16, all of the Licenses shall survive the transfer of the Purchased Assets to Buyer.

          4.17 Employees.

          (a) Except as expressly set forth in Schedule 4.17 attached hereto, Seller is not party to or bound by any collective bargaining agreement or relationship with any labor organization. With respect to the Business, except as disclosed in Schedule 4.17 attached hereto: (A) to the Knowledge of Seller, no executive, key employee or group of employees has any plans to terminate employment; (B) no labor organization or group of employees has filed any representation petition or made any written or oral demand for recognition; (C) to the Knowledge of Seller, no union organizing campaigns are underway and no other question concerning representation exists; (D) no labor strike, work stoppage or slowdown, or other material labor dispute is underway; and (E) there is no employment-related charge, complaint, investigation, inquiry or obligation of any kind, pending or, to the Knowledge of Seller, threatened in any forum, relating to an alleged violation by Seller of any law, regulation or contract.

          (b) Any notice required under any law or collective bargaining agreement has been given, and all bargaining obligations with any employee representative have been satisfied, including but not limited to obligations relating to the effects on bargaining unit employees of the transaction contemplated by this Agreement. Neither Seller nor the Business have implemented any plant closing or mass layoff of employees as those terms are defined in the Worker Adjustment Retraining and Notification ("WARN") Act of 1988, as amended, or any similar state or local law or regulation, and no layoffs that could implicate such laws or regulations will be implemented before Closing without advance notification to Buyer.

          4.18 Employee Benefit Plans.

          (a) Except as set forth on Schedule 4.18, with respect to current or former employees of the Business, Seller does not maintain or contribute to or have any actual or potential liability with respect to any (a) nonqualified deferred compensation, bonus, incentive or retirement plans or arrangements, (b) Employee Pension Benefit Plans, (c) Employee Welfare Benefit Plans, or (d) material fringe benefit plans or programs (collectively, the "Business Plans").

          (b) The Business Plans (other than any such plans that are Multiemployer Plans) (a) comply in form and in operation in all material respects with the applicable requirements of law except to the extent such compliance with form is not required under applicable law as in effect on the Closing Date; (b) if such Business Plan is intended to be qualified under
Section 401(a) of the Code, such Business Plan has received a favorable determination letter from the Internal Revenue Service that it is qualified and no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such favorable determination letter; (c) if such Business Plan is subject to Title IV of ERISA and/or Section 412 of the Code or Section 302 of ERISA (A) except as disclosed on Schedule 4.18, the market value of the assets of each such Business Plan equals or exceeds the present value of benefit liabilities, based on the most recent actuarial valuation of such plan, and (B) no partial or complete termination has occurred or is expected to occur, and to the knowledge of Seller no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any such Business Plan; and (d) all contributions or premium payments which are due on or before the Closing Date by Seller or any of its Affiliates with respect to each Business Plan will be timely paid in full and all contributions and premium payments which are not due for all periods ending on the Closing Date will be adequately accrued in the financial records of Seller.

          (c) To the Knowledge of Seller: (a) no Multiemployer Plan has been terminated; (b) no proceeding has been initiated to terminate any Multiemployer Plan; (c) no Multiemployer Plan is in reorganization as described in Section 4241 of ERISA and no Multiemployer Plan is insolvent as described in Section 4245 of ERISA; (d) Seller is not bound by any contract or agreement or has any obligation or liability described in Section 4204 of ERISA; (e) each Multiemployer Plan complies in form and has been administered in accordance with the requirements of ERISA and, where applicable, the Code; and (f) each Multiemployer Plan is qualified under Section 401(a) of the Code. All contributions which are due on or before the Closing Date by Seller or any of its Affiliates with respect to each Multiemployer Plan will be timely paid in full.

          (d) Except as disclosed on Schedule 4.18, with respect to each Multiemployer Plan, Seller does not have any actual or potential liability for a "partial withdrawal" or a "complete withdrawal" (within the meaning of Title IV of ERISA), no such liability has been asserted and there are no events or circumstances which could reasonably result in any such partial or complete withdrawal.

          (e) Seller does not have any withdrawal liability with respect to any employee welfare benefit plan that is a Multiemployer Plan.

          (f) All Internal Revenue Service Forms 5500 (annual reports), summary annual reports, summary plan descriptions and PBGC-1 reports with respect to each Business Plan (other than any Multiemployer Plan) have been properly and timely filed with the appropriate government agency or distributed to participants, as required by ERISA and/or the Code.

          (g) Seller has complied in all material respects with the requirements of Section 4980B of the Code and Sections 601 et seq. of ERISA ("COBRA"). Seller does not have any obligation or liability to provide post-employment welfare benefits to any current or former employee of the Business (other than as required by COBRA).

          (h) With respect to each Business Plan: (a) neither Seller nor, to the Knowledge of Seller, any other "disqualified person" (as defined in Section 4975(e)(2) of the Code) or "party in interest" (as defined in Section 3(14) of ERISA) has engaged in any prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) that could reasonably be expected to result in the imposition of a material penalty pursuant to Section 502(i) of ERISA or a material tax pursuant to Section 4975(a) of the Code; (ii) nor any of their officers or employees who would be fiduciaries (as defined in Section 3(21) of ERISA) with respect to such plan has any liability for breach of fiduciary duty or any other failure to act or comply with the requirements of part 4 of subtitle B of Title I of ERISA in connection with the administration of such Business Plan or the investment of the assets thereunder; and (iii) no actions, investigation, suits or claims are pending or, to the Knowledge of Seller, threatened, and Seller has no knowledge of any facts or circumstances which could give rise to or could reasonably be expected to give rise to any such actions, suits or claims (other than, for purposes of this clause (h), for benefits payable in the ordinary course of business).

          (i) Except as specifically disclosed above, Seller does not have any actual liability to the PBGC, the Internal Revenue Service or the Department of Labor with respect to any Employee Pension Benefit Plan currently or previously maintained or contributed to by Seller that has not been satisfied in full, and, to the Knowledge of Seller, no condition exists that presents a risk to Seller of incurring such a liability.

          (j) Seller has delivered or made available to Buyer true and complete copies of the following documents in connection with each Business Plan that is not a Multiemployer Plan (where applicable): (a) all plan documents as in effect on the date hereof, together with all amendments thereto; (b) all current summary plan descriptions and summaries of material modifications; (c) the most recent Internal Revenue Service determination letter obtained with respect to each Business Plan intended to be qualified under Section 401(a) of the Code or exempt under Section 501(a) of the Code; (d) the most recently prepared actuarial valuation report for each Business Plan subject to Title IV of ERISA; and (e) the most recently prepared financial statements.

          4.19 Affiliate Transactions. Except as set forth on Schedule 4.19, no Cookson Entity (other than Seller), no Affiliate of any Cookson Entity and no officer, director or, to the knowledge of the Cookson Entities, no employee of any of the Cookson Entities or such Affiliates, or any person related by blood or marriage to any such Person or any entity in which any such person owns any beneficial interest (collectively, the "Insiders") is a party to any agreement, contract, commitment or transaction with Seller or its Affiliates or which is pertaining to the Business or has any interest in any property, real or personal or mixed, tangible or intangible, relating to the Business. Schedule 4.19 hereto describes all material intercompany services provided to or on behalf of Seller by its Affiliates and to or on behalf of such Affiliates by Seller.

          4.20 Compliance with Laws. Except as set forth on Schedule 4.20 attached hereto, Seller and its officers, directors, agents and employees have complied and are in compliance with (i) all applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof which affect the Business or the Purchased Assets and to which Seller may be subject other than Environmental and Safety Requirements and (ii) all orders, decrees, or settlements by or enforceable in any court or other government body which are in regard to the Business or the Purchased Assets; and no claims have been filed against Seller alleging a violation of any such laws or regulations. Seller has not given or agreed to give any money, gift or similar benefit (other than incidental gifts of articles of nominal value) to any actual or potential customer, supplier, or governmental employee in a position to assist or hinder Seller in connection with any actual or proposed transaction concerning the Business.

          4.21 Customers and Suppliers. Schedule 4.21 attached hereto lists (i) the ten largest customers and the ten largest suppliers of Seller during the 12-month period ended December 31, 1996 and (ii) the ten largest customers and the ten largest suppliers for the nine-month period ended September 30, 1997. Except as expressly set forth on Schedule 4.21, no such customer or supplier has terminated or materially reduced its business with Seller in the last 12 months. No material supplier, vendor or service provider of Seller has given Seller notice in writing or, to the Knowledge of Seller, orally that it shall stop, or materially decrease the rate of, or materially and adversely change the terms with respect to supplying materials, products or services to Seller (whether as a result of the transaction contemplated hereby or otherwise other than as contemplated by the Pacific Supply Agreement). No material customer of Seller has given Seller notice that it shall stop, or materially decrease the rate of, buying services or any materials or products from Seller (whether as a result of the transaction contemplated hereby or otherwise).

          4.22 Officers and Directors. Schedule 4.22 attached hereto lists all officers and directors of Seller.

          4.23 Product Warranty. To the Knowledge of Seller, each product or service sold, leased, delivered or otherwise provided by Seller has been in conformity with all applicable contractual commitments and all express and implied warranties. Liability for replacement, repair or refunds of products or services sold by Seller in connection with Seller's informal return policy has not since January 1, 1995 exceeded, in the aggregate, 1% of Seller's annual sales. Except as set forth on Schedule 4.23 attached hereto, no product or service sold, leased, delivered or otherwise provided by Seller is subject to any guaranty, warranty or other indemnity, including without limitation any guarantee of minimum collections, or provides for any collection fee rebates.
Schedule 4.23 attached hereto includes copies of the standard terms and conditions for sale or lease for Seller (containing applicable guaranty, warranty and indemnity provisions).

          4.24 Product Liability. Except as set forth on Schedule 4.24 attached hereto, to the Knowledge of Seller, Seller has no liabilities that have not been satisfied (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Seller and its Affiliates giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by Seller.

          4.25 Powers of Attorney. Except as set forth on Schedule 4.25, there are no outstanding powers of attorney executed on behalf of Seller.

          4.26 Names and Locations. Except as set forth on Schedule 4.26 attached hereto, during the five-year period prior to the execution and delivery of this Agreement, Seller has not used any name or names under which it has invoiced account debtors, maintained records concerning its assets or otherwise conducted its business. All of the tangible assets and properties of Seller are located at the locations set forth on Schedule 4.26.

          4.27 Disclosure. To the Knowledge of Seller, neither this Agreement nor any of the Schedules, attachments or Exhibits hereto, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

          4.28 Closing Date. All of the representations and warranties contained in this Article IV and elsewhere in this Agreement and all information delivered in any Schedule, attachment or Exhibit hereto or in any writing delivered to Buyer are true and correct on the date of this Agreement and will be true and correct on the Closing Date, except to the extent that Seller has advised Buyer otherwise in writing prior to the Closing.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

          As an inducement to the Cookson Entities to enter into this Agreement, SCP and Buyer hereby jointly and severally represent and warrant that:

          5.1 Corporate Organization and Power. Each of SCP and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the nature of its business or its ownership of property requires it to be qualified, with full corporate power and authority to enter into this Agreement and the other agreements contemplated hereby and perform its obligations hereunder and thereunder.

          5.2 Authorization. Each of SCP and Buyer has full power and authority to deliver this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The board of directors of each of SCP and Buyer has duly approved this Agreement and has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No other corporate proceedings on the part of SCP or Buyer are necessary to approve and authorize the execution and delivery this Agreement. This Agreement has been duly executed and delivered by SCP and Buyer and constitutes the valid and binding agreement of SCP and Buyer, enforceable against SCP and Buyer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws and to general principles of equity (whether considered in proceedings at law or in equity).

          5.3 No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in any breach of any of the provisions of, (b) constitute a default under, (c) result in a violation of, or (d) require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the certificate of incorporation or by-laws of SCP or Buyer or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which SCP or Buyer is bound or affected, or any law, statute, rule or regulation or any judgment, order or decree to which SCP or Buyer is subject.

          5.4  Subsidiary. Buyer is a wholly owned subsidiary of SCP.

          5.5 Brokerage. Other than fees payable to Code, Hennessy & Simmons, Inc., which shall be the responsibility of Buyer, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer.

          5.6 Closing Date. All of the representations and warranties contained in this Article V and elsewhere in this Agreement and all information delivered in any Schedule, attachment or Exhibit hereto or in any writing delivered to Seller are true and correct on the date of this Agreement and will be true and correct on the Closing Date, except to the extent that Buyer has advised Seller otherwise in writing prior to the Closing.

                                  ARTICLE VI

                                  TERMINATION

          6.1 Termination. This Agreement may be terminated at any time prior to the Closing:

          (a)  by mutual written consent of Buyer and Seller;

          (b) by either Buyer or Seller if there has been a material misrepresentation in or material breach on the part of the other party of (i) the representations and warranties set forth in this Agreement or (ii) the covenants set forth in this Agreement;

          (c) by either Buyer or Seller if the sale contemplated by this Agreement has not been consummated by January 31, 1998; provided that if Buyer elects not to consummate this Agreement on December 30, 1997 as a result of a failure of the condition in Section 2.1(d) to be satisfied, Seller may terminate this Agreement at any time after December 30, 1997, and if Seller elects not to consummate this Agreement on December 30, 1997 as a result of a failure of the condition in Section 2.2(d) to be satisfied, Buyer may terminate this Agreement at any time after December 30, 1997; and provided, further, that the party seeking termination pursuant to clause (c) of this Section 6.1 is not in material breach of any of its representations, warranties or covenants contained in this Agreement; and provided, further, that neither Buyer nor Seller will be entitled to terminate this Agreement pursuant to this Section 6.1 if such party's willful or knowing breach of this Agreement has prevented the consummation of the transactions contemplated hereby or thereby.

In the event of termination by Seller or Buyer pursuant to this Section 6.1, written notice thereof (describing in reasonable detail the basis therefor) shall promptly be delivered to the other party.

          6.2 Effect of Termination. In the event of termination of this Agreement by either Buyer or Seller as provided above, this Agreement will forthwith become void and there will be no liability on the part of any party hereto to any other party hereto or its shareholders or directors or officers in respect thereof, except for the obligations of the parties hereto in Sections
8.2 and 8.11 and except that nothing herein will relieve any party from any breach of this Agreement prior to such termination.

                                  ARTICLE VII

                           SURVIVAL; INDEMNIFICATION

          7.1 Survival; Etc. All representations, warranties, covenants and agreements set forth in this Agreement or in any writing delivered in connection with this Agreement will survive the Closing Date and the consummation of the transactions contemplated hereby and will not be affected by any examination made for or on behalf of Buyer or Seller, the knowledge of any of their officers, directors, stockholders, employees or agents, or the acceptance of any certificate or opinion from Buyer or Seller, their respective officers, directors, stockholders, employees or agents, and, except in the case of actual fraud, the representations and warranties set forth in Article IV and Article V shall terminate, subject to Buyer's or Seller's right (as the case may be) to seek indemnification after the survival period of such representations or warranties pursuant to the final paragraphs of Section 7.2(b) and Section 7.2(d), upon the termination of the rights to seek indemnification for breaches of such representations and warranties pursuant to Section 7.2(b)(i) and Section 7.2(d).

          7.2  Indemnification.

          (a) Subject to the limitations set forth in this Article VII, each of the Cookson Entities agrees to jointly and severally indemnify Buyer, its Affiliates, officers, directors, stockholders, employees, agents, representatives, successors and permitted assigns (collectively, the "Buyer Parties") and hold each of them harmless against and pay on behalf of or reimburse such

Buyer Parties in respect of any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "Losses") which any such Buyer Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:
(i) the breach of any representation or warranty of any of the Cookson Entities contained in this Agreement or any Schedule or Exhibit hereto; (ii) the breach of any covenant or agreement of any of the Cookson Entities contained in this Agreement; (iii) any claims of any brokers or finders arising from the consummation of the transactions contemplated hereby claiming by, through or under any of the Cookson Entities; and (iv) the assertion or recovery against Buyer of any liability or obligation of Seller not to be assumed or performed by Buyer hereunder (including, without limitation, the Excluded Liabilities).

          (b) The indemnification provided for in Sections 7.2(a) above is subject to the following limitations:

          (i) the Cookson Entities will be liable to Buyer with respect to claims arising under Section 7.2(a)(iv) above only if Buyer gives Seller written notice thereof within five years after the Closing Date, and the Cookson Entities will be liable to Buyer with respect to claims arising from breaches of (x) the representations and warranties set forth in
     Section 4.11 only if Buyer gives to Seller written notice thereof prior to the 30th day following the expiration of the applicable statute of limitation with respect thereto, (y) the representations and warranties set forth in Sections 4.1(a), 4.2, 4.9(a) and 4.15, for which notice may be given at any time, and (z) all other representations and warranties contained in this Agreement only if Buyer gives Seller written notice thereof within one year after the Closing Date;

          (ii) The Cookson Entities will not be liable to Buyer for any Loss arising under subsection (a)(i) above unless the aggregate amount of all such Losses relating to all such breaches exceeds $225,000 in the aggregate (the "Buyer's Threshold"), in which case the Cookson Entities shall be liable for the full amount of such excess, subject to clause (iii) below, provided, however, that the Buyer's Threshold shall not apply to any breaches of the representations and warranties set forth in Sections 4.1(a), 4.2, 4.9(a) and 4.15; and

          (iii) the aggregate amount of all Losses required to be paid by the Cookson Entities with respect to claims referred to in subsection (a)(i) or
     (a)(iv) above shall not exceed $5,000,000 (the "Buyer's Cap"), provided, however, that the Buyer's Cap shall not apply to any breaches of the representations and warranties set forth in Sections 4.1(a), 4.2, 4.9(a) and 4.15.

Notwithstanding any implication to the contrary contained in this Agreement, so long as Buyer delivers written notice of a claim to Seller stating facts that are reasonably specific as to the existence of such claim within the foregoing respective survival period, the Cookson Entities shall be required to indemnify Buyer to the extent provided above for all damages with respect to such claim that Buyer may suffer though the date of the claim, the end of the survival period, and beyond to the extent related to the facts stated.

     (c) Subject to the limitations set forth in this Article VII, SCP and Buyer jointly and severally agree to indemnify Seller, its Affiliates, officers, directors, stockholders, employees, agents, representative, successors and permitted assigns (collectively, the "Seller Parties") and hold each of them harmless from and pay on behalf of or reimburse such Seller Parties in respect of any Losses which any such Seller Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) the breach of any representation or warranty of SCP or Buyer contained in this Agreement or in any Schedule or Exhibit hereto (ii) the breach of any covenant or agreement of Buyer contained in this Agreement; (iii) the claims of any brokers or finders arising from the consummation of the transactions contemplated hereby claiming by, through or under Buyer or SCP; and (iv) the assertion or recovery against Seller of any of the Assumed Liabilities, or (v) except to the extent constituting an Excluded Liability, any liability arising from the ownership or operation of the Purchased Assets or the Business by Buyer from and after the Closing.

     (d) The indemnification provided for in Sections 7.2(c) above is subject to the following limitation: SCP and Buyer will be liable to Seller with respect to claims arising from breaches its representations and warranties contained in this Agreement only if Seller gives Buyer written notice thereof within one year after the Closing Date, except for the representations and warranties set forth in Sections 5.1, 5.2 and 5.5, for which notice may be given at any time.

Notwithstanding any implication to the contrary contained in this Agreement, so long as Seller delivers written notice of a claim to Buyer stating facts that are reasonably specific as to the existence of such claim within the foregoing respective survival period, SCP and Buyer shall be required to indemnify Seller for all damages with respect to such claim that Seller may suffer though the date of the claim, the end of the survival period, and beyond to the extent related to the facts stated.

     (e) If a party hereto seeks indemnification under this Section 7.2, such party (the "Indemnified Party") shall give written notice to the other party (the "Indemnifying Party") of the specific facts and circumstances giving rise to the claim, provided that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnifying Party is obligated to be greater than such damages would have been had the Indemnified Party given the Indemnifying Party prompt notice hereunder or the Indemnifying Party is otherwise prejudiced by such failure. If such indemnification claim is based upon or related to any suit, action, claim, liability or obligation brought or asserted by any third party, the Indemnified Party shall promptly notify the Indemnifying Party of the same in writing, specifying in detail the basis of such claim and the facts pertaining thereto and the Indemnifying Party, if it so elects, shall assume and control the defense thereof (and shall consult with the Indemnified Party with respect thereto), including the payment of all necessary expenses, provided, that, as a condition precedent to the Indemnifying Party's right to assume control of such defense, it must furnish the Indemnified Party with reasonable evidence that the Indemnifying Party is and will be able to satisfy any such liability; and provided, further, that the Indemnifying Party shall not have the right to assume control of such defense if the claim which the Indemnifying Party seeks to assume control (i) seeks primarily non-monetary relief against the Indemnified Party; or (ii) involves criminal or quasi- criminal allegations. In the event that the Indemnified Party has the right to retain exclusive control of the defense of such claim due to a failure of the Indemnifying Party to satisfy any of the requirements set forth above, the Indemnified Party shall use good faith efforts, consistent with prudent business judgment, to defend such claim and, if not unduly burdensome on the Indemnified Party, mitigate all Losses, provided that the failure to mitigate all Losses shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnifying Party is obligated to be greater than such damages would have been had the Indemnified Party mitigated all Losses. If the Indemnifying Party is permitted to assume and control the defense and elects to do so, the Indemnifying Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of the Indemnified Party unless the employment thereof has been specifically authorized by the Indemnifying Party in writing or the Indemnifying Party has failed to assume the defense and employ counsel, in which case the fees and expenses of the Indemnified Party's counsel shall be paid by the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Indemnifying Party, however, if there shall be a final judgment for the plaintiff in any such action for which indemnification is to be provided under Section 7.2, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such judgment to the extent indemnification is to be provided under this
Section 7.2. In addition, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief shall be imposed against the Indemnified Party or if such settlement does not expressly and unconditionally release the Indemnified Party from all liabilities and obligations with respect to such claim, without prejudice or if such settlement otherwise has a material adverse effect on any Indemnified Party. Regardless of which party shall assume the defense of the claim the parties agree to cooperate fully with one another in connection therewith and to keep each other reasonably informed of the status of the claim and any related proceeding and shall take no action or make any admissions or statements not required by applicable law which would adversely effect the defense of any such claim.

          (f) The Indemnified Party shall provide to the Indemnifying Party on request all information and documentation reasonably necessary to support and verify any Losses which the Indemnified Party believes give rise to a claim for indemnification hereunder and shall give the Indemnified Party reasonable access to all premises (including the Leased Real Property), books, records and personnel in the possession or under the control of the Indemnified Party which could reasonably be expected to have bearing on such claim.

          (g) Neither Buyer nor Seller, as the case may be, may setoff all or any portion of the Losses which such party suffers, sustains or becomes subject to as a result of any breach of any representation, warranty, covenant or agreement contained in this Agreement against any amounts due or to become due to Seller or Buyer (or their respective successors or Affiliates), as the case may be, whether pursuant to this Agreement or otherwise, including without limitation amounts owed to Pacific under the Pacific Supply Agreement.

          (h) Notwithstanding anything herein to the contrary, the Indemnified Parties shall have no right to any indemnification under this Article VII for any matter to the extent that the Actual Net Working Capital was reduced for such matter and either Buyer did not dispute the amount of the reduction in the Closing Statement or the dispute as to the amount of the reduction was resolved pursuant to Section 1.3.

          (i) The amount which the Indemnifying Party is required to pay to, for, or on behalf of the Indemnified Party pursuant to this Article VII shall be reduced by the amount of any foreign, federal, state or local tax benefit actually received by the Indemnified Party as a result of the indemnifiable Loss.

          (j) The sole resource and exclusive remedy of Buyer and SCP and the Cookson Entities against each other arising out of this Agreement or otherwise arising out of Buyer's acquisition of the Purchased Assets and the Business, whether based on tort, contract, or otherwise, including but not limited to, any misrepresentation, breach of warranty or breach of covenant, shall be to assert a claim for indemnification under the indemnification provision of this Article VII, except in the case of fraud, and except that Buyer and Seller shall retain all equitable rights and remedies existing in their favor for specific performance and/or injunctive or other equitable relief.

          (k) Any indemnification payments paid under this Section 7.2 will be considered an adjustment to the Cash Purchase Price.

          (l) The Indemnifying Party shall make any indemnification payments determined to be payable to the Indemnified Party hereunder without regard to any expectation that the Indemnified Party will recover insurance proceeds as a result of the matter giving rise to the claim for which indemnification payments are to be made. The Indemnified Party shall not have an obligation to seek to recover or make a claim for insurance proceeds as a result of any matter giving rise to an indemnification claim of the Indemnified Party against the Indemnifying Party, provided that if the Indemnified Party receives any insurance proceeds as a result of the matter giving rise to any indemnification claim of the Indemnified Party prior to the date upon which the Indemnifying Party is given notice of the claim, the Indemnifying Party's indemnification obligation with respect to such claim shall be reduced by the amount of any such insurance proceeds actually received by the Indemnified Party. If the Indemnified Party receives any insurance proceeds as a result of the matter giving rise to any indemnification claim of the Indemnified Party against the Indemnifying Party after the Indemnifying Party has paid such indemnification claim to the Indemnified Party, then the Indemnified Party shall promptly turn over any such insurance proceeds received to the Indemnifying Party to the extent of the payments made by the Indemnifying Party to the Indemnified Party on the claim.

          (m) Notwithstanding anything herein to the contrary, the parties shall have no right to any loss of profits or any consequential, indirect, special or punitive damages under this Section 7.2.

          7.3  Arbitration Procedure.

          (a) Buyer and each of the Cookson Entities agree that the arbitration procedure set forth below shall be the sole and exclusive method for resolving and remedying claims for money damages arising out of the provisions of Section
7.2 (the "Disputes"). Nothing in this Section 7.3 shall prohibit a party hereto from instituting litigation to enforce any Final Determination (as defined below). The parties hereby agree and acknowledge that, except as otherwise provided in this Section 7.3, the arbitration procedures and any Final Determination hereunder shall be governed by, and shall be enforced pursuant to the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time (the "AAA Rules"). Buyer and each of the Cookson Entities agree that, with regard to any dispute or controversy that is to be arbitrated, discovery in the nature of that allowed by the Federal Rules of Civil Procedure (Rules 26-37) will be afforded each party and any dispute with respect to such discovery shall also be settled by the arbitrator. Arbitration proceedings shall take place in the city of New York, New York or such other place as the parties may agree.

          (b) In the event that any party asserts that there exists a Dispute, such party shall deliver a written notice to each other party involved therein specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same. If no such resolution is reached within twenty business days after such delivery of such notice, the party delivering such notice of Dispute (the "Disputing Person") may, within 45 business days after delivery of such notice, commence arbitration hereunder by delivering to each other party involved therein a notice of arbitration (a "Notice of Arbitration"). Such Notice of Arbitration shall specify the matters as to which arbitration is sought, the nature of any Dispute, the claims of each party to the arbitration and shall specify the amount and nature of any damages, if any, sought to be recovered as a result of any alleged claim, and any other matters required by the AAA Rules to be included therein, if any.

          (c) Buyer and Seller shall separately select one non-neutral arbitrator expert in the subject matter of the Dispute (the arbitrators so selected shall be referred to herein as the "Buyer's Arbitrator" and the "Seller's Arbitrator," respectively). In the event that either party fails to select an arbitrator as set forth herein within 20 days from the delivery of a Notice of Arbitration, the party which has selected an arbitrator shall deliver a second notice of arbitration (the "Second Notice") to the party which has not selected an arbitrator. The Second Notice shall specify the information to be included in the Notice of Arbitration as set forth in this Section 7.3. In the event that the party which has not selected an arbitrator fails to select an arbitrator as set forth herein within 5 days from the delivery of the Second Notice, then the matter shall be resolved by the arbitrator selected by the other party. Seller's Arbitrator and Buyer's Arbitrator shall select a third independent, neutral arbitrator expert in the subject matter of the dispute, and the three arbitrators so selected shall resolve the matter according to the procedures set forth in this Section 7.3. If Seller's Arbitrator and Buyer's Arbitrator are unable to agree on an third arbitrator within 20 days after their selection, Seller's Arbitrator and Buyer's Arbitrator shall each prepare a list of three independent arbitrators. Seller's Arbitrator and Buyer's Arbitrator shall each have the opportunity to designate as objectionable and eliminate one arbitrator from the other arbitrator's list within 7 days after submission thereof, and the third arbitrator shall then be selected by lot from the arbitrators remaining on the lists submitted by Seller's Arbitrator and Buyer's Arbitrator.

          (d) The arbitrator(s) selected pursuant to paragraph (c) will determine the allocation of the costs and expenses of arbitration based upon the ratio of the portion of the contested amount not awarded to each party to the amount contested by such party. For example, if Buyer submits a claim for $1,000 and if Seller contests only $500 of the amount claimed by Buyer, and if the arbitrator(s) ultimately resolves the dispute by awarding Buyer $300 of the $500 contested, then the costs and expenses of arbitration will be allocated 60% (i.e., 300/500) to Seller and 40% (i.e., 200/500) to Buyer.

          (e) The arbitration shall be conducted under the AAA Rules, except as modified by the agreement of all of the parties to this Agreement. The arbitrator(s) shall so conduct the arbitration that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable, but in no event later than 90 business days after the delivery of the Notice of Arbitration nor later than 10 days following completion of the arbitration. The Final Determination must be agreed upon and signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be). The Final Determination shall be final and binding on all parties and there shall be no appeal from or reexamination of the Final Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator prejudicing the rights of any party and to correct manifest clerical errors.

          (f) Buyer and Seller may enforce any Final Determination in any state or federal court having jurisdiction over the dispute. For the purpose of any action or proceeding instituted with respect to any Final Determination, each party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably consents to the service of process by registered mail or personal service and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to personal jurisdiction, the laying of the venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding bought in any court has been brought in an inconvenient form.

          (g) Any party required to make a payment pursuant to this Section 7.3 shall pay the party entitled to receive such payment within three days of the delivery of the Final Determination to such responsible party. If any party shall fail to pay the amount of any damages, if any, assessed against it within such three day period, the unpaid amount shall bear interest from the date of such delivery at the lesser of (i) the prime rate of interest announced by The First National Bank of Chicago in effect from time to time (which rate shall be adjusted on the effective date of each change in such prime rate) plus 5% and
(ii) the maximum rate permitted by applicable usury laws. Interest on any such unpaid amount shall be compounded semi-annually, computed on the basis a 360-day year consisting of twelve 30-day months and shall be payable on demand. In addition, such party shall promptly reimburse the other party for any and all costs and expenses of any nature or kind whatsoever (including but not limited to all reasonable attorneys' fees) incurred in seeking to collect such damages or to enforce any Final Determination.

                                 ARTICLE VIII

                             ADDITIONAL AGREEMENTS
                             ---------------------

          8.1  Employees and Employee Benefit Plans.

          (a) Employees. As of the Closing Date, Buyer shall offer employment to all of the employees of Seller assigned to the Business as of the Closing Date other than those persons listed on Schedule 8.1 hereto and any person on long term disability as of such date. Such offers of employment shall be for compensation which is substantially comparable to that provided by Seller immediately prior to the Closing Date. Those employees who accept such offers of employment effective as of the Closing Date shall be referred to herein as "Transferred Employees."

          (b) Benefit Liabilities. Unless otherwise specifically set forth herein to the contrary, Seller shall retain and be fully responsible for (i) all liabilities, obligations and commitments relating to all wages, salaries, bonuses and other forms of compensation and related expenses incurred or accrued on or before the Closing Date and (ii) all employee benefits incurred or accrued under any and all plans, programs or arrangements maintained or contributed to by Seller or any affiliate on or before the Closing Date, except to the extent accrued on the Closing Statement. Buyer shall be fully responsible for all such liabilities, obligations and commitments and employee benefits with respect to the Transferred Employees under Buyer's plans, programs and arrangements for the period after the Closing Date.

          (c) Benefit Plans. Effective as of the Closing Date, the Transferred Employees shall cease to be covered under the employee benefit plans of Seller, and shall participate under the employee benefit plans maintained or established by Buyer on terms generally no less favorable in the aggregate than those offered to other employees of Buyer. Buyer shall not be liable for any acts of Seller or its employees or agents with respect to any employee benefit plan maintained by Seller.

          (d) 401(k) Plan. With respect to the Loudon Plastics, Inc. 401(k) Profit Sharing Plan (the "Savings Plan"), Seller agrees that it shall fully vest all Transferred Employees, and shall be solely responsible to the Transferred Employees with respect to benefits accrued thereunder, as of the Closing Date. To the extent required under the Savings Plan, Seller shall contribute to the Savings Plan, in accordance with the terms of said plan, all amounts attributable to the Transferred Employees which are owed to or under the Savings Plan as of the Closing Date. Seller shall permit the Transferred Employees to elect a distribution of their account balance from the Savings Plan in accordance with the requirements of Section 401(k)(10) of the Code and the terms of such plan, and shall permit the Transferred Employees to rollover any loan balance outstanding as of the Closing Date under the Savings Plan to the savings plan maintained by Buyer. Buyer shall credit each Transferred Employee with the service recognized by Seller under the Savings Plan for the purpose of determining such Transferred Employee's eligibility to participate and vest under Buyer's employee pension plans (including any savings plan maintained by Buyer).

          8.2 Press Releases and Announcements. Buyer and Seller shall consult with each other prior to issuing any press release or otherwise making any public statement with respect to the contents of this Agreement in principle or the transactions contemplated hereby, and none of the parties hereto shall issue any such press release or make any such public statement prior to such consultation except as may be required by law or applicable regulations or requirements of the New York Stock Exchange or the NASDAQ Stock Market or the London Stock Exchange.

          8.3 Further Agreements and Transfers. Seller and Buyer will execute and deliver such further instruments of conveyance and transfer and take such additional action as the other party may reasonably request to effect, consummate, confirm or evidence the transfer to Buyer of the Purchased Assets and any other transactions contemplated hereby including, without limitation, any agreements consistent with the terms hereof necessary to effect the transfer of any of the Purchased Assets located outside the United States. Seller will execute such documents as may be necessary to assist Buyer in preserving or perfecting its rights in the Purchased Assets and Seller and Buyer will also do such acts as are necessary to perform the representations, warranties and agreements herein.

          8.4 Change of Names. Concurrently with the Closing, Seller will prepare and promptly file thereafter the documents necessary to change its corporate name to a name substantially dissimilar to "Bicknell Huston Distributors," and at all times thereafter, none of the Cookson Entities shall use, or permit any of their Affiliates to use, the name "Bicknell Huston Distributors" or any name including the words "Bicknell Huston Distributors" or any names or titles confusingly similar to such names.

          8.5 Tax Matters. The following provisions will govern the allocation of responsibility as between Buyer and Seller for certain Tax matters following the Closing Date:

          (a) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be borne equally by Buyer and Seller.

          (b) Allocation of Purchase Price. The Purchase Price shall be allocated for tax purposes among the Purchased Assets in accordance with an allocation statement (the "Allocation Statement"), which shall be agreed to by the Buyer and Seller as soon as reasonably possible after the Closing, and which the parties acknowledge will be in accordance with Section 1060 of the Code. Each of Buyer and Seller shall prepare and file on a timely basis Internal Revenue Service Form 8594, setting forth an allocation of such Purchaser Price among the Purchased Assets in accordance with the Allocation Statement. Not less than ten (10) days prior to the filing of their respective Forms 8594 relating to this transaction, each party shall deliver to the other party a copy of its Form 8594. Buyer and Seller further agree to report this transaction for federal income Tax purposes in accordance with the Allocation Statement and each party agrees to act in accordance with such Allocation Statement in the course of any Tax audit, Tax review or Tax litigation.

          (c) Cooperation on Tax Matters. Buyer and Seller shall, and shall cause their respective Affiliates to, cooperate fully, as and to the extent reasonably requested by the other party, in connection with any audit, litigation, preparation and filing of Tax Returns or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available at the expense of the requesting party on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer and Seller agree (A) to retain all books and records with respect to Tax matters pertinent to Seller relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, Buyer or Seller, as the case may be, shall allow the other party to take possession of such books and records.

          8.6 Transition Assistance. Seller will not in any manner take any action which is designed, intended, or might be reasonably anticipated to have the effect of discouraging customers, suppliers, lessors, licensors and other business associates from maintaining the same business relationships with Buyer after the date of this Agreement as were maintained with Seller prior to and at the date of this Agreement.

          8.7  Books and Records:  Personnel.

          In addition to the obligations under Section 8.5(c), for a period of seven years from the Closing Date (or such longer period as may be required of Buyer by any governmental agency or requested by Seller in connection with disputes or litigation):

          (a) Buyer shall not dispose of or destroy any of the books, records, files and data of the Business relating to periods prior to the Closing ("Books and Records") without first offering to turn over possession thereof to Seller by written notice to Seller at least thirty (30) days prior to the proposed date of such disposition or destruction.

          (b) Buyer shall allow Seller and their respective agents access to all Books and Records during normal working hours at Buyer's principal place of business or at any location where any Books and Records are stored, and Seller shall have the right, at their own expense, to make copies of any Books and Records; provided, however, that any such access or copying shall be accomplished in such a manner so as not to interfere with the normal conduct of Buyer's business.

          (c) Buyer shall make available to Seller upon written request (i) copies of any Books and Records, (ii) Buyer's personnel to assist Seller in locating and obtaining any Books and Records and (iii) any of Buyer's personnel whose assistance or participation is reasonably required by Seller or any of its Affiliates in anticipation of, or preparation for, existing or future litigation, tax returns or other matters in which Seller or any of its affiliates are involved. Seller shall reimburse Buyer for its costs and expenses incurred by Buyer in performing the covenants contained in this Section 8.7.

          8.8  Mail Received after Closing.

          (a) In the event that Buyer receives after the Closing any mail or other communications addressed to Seller, Buyer may open such mail or other communications and deal with the contents thereof in its discretion to the extent that Buyer reasonably believes such mail or other communications and the contents thereof relate to any of the Purchased Assets or to any of the Assumed Liabilities, including the right to endorse without recourse the name of Seller on any check received by Buyer with respect to the Purchased Assets, and to deal with the proceeds in accordance with the terms of this Agreement. Buyer agrees to deliver or cause to be delivered to Seller all other mail and the contents thereof which does not relate to the Purchased Assets or the Assumed Liabilities, including any amounts received by Buyer on or after the Closing Date not in respect of Purchased Assets or Assumed Liabilities. If any check or other evidence of indebtedness received by Buyer represents a payment not on account of the Purchased Assets or an Assumed Liability, Buyer shall promptly remit such payment to Seller.

          (b) In the event that Seller receives after the Closing Date any mail or other communications addressed to Seller which relates to any of the Purchased Assets or the Assumed Liabilities, Seller shall promptly deliver or cause to be delivered all such mail or other written communication and the contents thereof to Buyer. Seller agrees to cooperate with Buyer and to make arrangements (including "lock box" and other banking arrangements) reasonably necessary in order to properly deal with checks addressed to Seller but which belong to Buyer and to properly direct the proceeds thereof to Buyer.

          8.9 Settlement of Claims. In order to facilitate settlement of any warranty claims by customers on warranties provided by Seller (as opposed to the manufacturer), if any, arising out of products sold or services rendered, Buyer, upon providing written notice to Seller at least fifteen (15) days prior to taking such action and if Seller does not object for valid reasons within ten
(10) days, may repay, rework, replace or grant credit in respect of finished goods sold prior to the Closing Date insofar as the same shall relate to defective products or claims under product warranties provided by Seller (as opposed to the manufacturer), if any, and Seller will reimburse Buyer for its costs of reworking or replacing the same, and any reasonable out-of-pocket expenses incurred in making any such repairs or providing such replacement or in granting any such credit.

          8.10 Noncompete; Nonsolicitation.

          (a) In consideration of the acquisition of the Purchased Assets and the consideration to be provided to Seller hereunder, each of the Cookson Entities agrees on behalf of itself and each of its Affiliates (collectively, the "Noncompete Parties") that during the period beginning on the Closing Date and ending on the earlier of the termination of the Pacific Supply Agreement or the seventh anniversary of the Closing Date (the "Noncompete Period"), each of the Noncompete Parties shall not, directly or indirectly, either for itself or for any other Person, permit its name to be used by or Participate in any business or enterprise (including, without limitation, Seller) that engages in the wholesale distribution of swimming pool supplies anywhere in the United States (the "Competitive Activities"); provided, however, (i) Pacific Industries, Inc. and Technican Pacific Industries, Inc. may continue to conduct their business in the Competitive Activities in the United States to the extent they are currently conducting the same, and (ii) in the event that any of the Cookson Entities or any of their Affiliates acquires a business during the Non-Compete Period of which a Competitive Activity constitutes less than twenty (20%) percent of the revenues of the acquired business and divests itself of the Competitive Business within two (2) years of acquisition, such action shall not constitute a breach of this covenant not to compete. For purposes of this Agreement, the term "Participate" means any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, consultant, franchisor, franchisee, creditor, owner or other similar capacity.

          (b) During the Noncompete Period, each of the Noncompete Parties shall not, directly or indirectly (A) induce or attempt to induce any employee of Buyer to leave their employ or in any way interfere with the relationship between Buyer and any of their employees; (B) employ or contract for services with any employee of Buyer; or (C) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee, or other business relation of Buyer to cease doing business with Buyer or in any way interfere with the relationship between Buyer and any customer or business relation.

          (c) The Parties hereto acknowledge and agree that Buyer will suffer irreparable harm from a breach by any of the Noncompete Parties of any of the covenants or agreements contained in this Section 8.10. In the event of an alleged or threatened breach by any of the Noncompete Parties of any of the provisions of this Section 8.10, Buyer or its successors or assigns may, in addition to all other rights and remedies existing in its or their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violations of the provisions hereof (including, without limitation, the extension of the Noncompete Period by a period equal to the duration of the violation of this Section 8.10). In the event of an alleged breach or violation by any of the Noncompete Parties of any of the provisions of this Section 8.10, the Noncompete Period shall be tolled until such alleged breach or violation is resolved. Each of the Noncompete Parties acknowledges and agrees that these restrictions are reasonable, and acknowledges and affirms that Seller conducts the Business throughout the United States.

          (d) If, at the time enforcement is sought of any of the provisions of this Section 8.10, a court holds that the restrictions stated herein are unreasonable under the circumstances then existing, the Parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

          (e)  Each of the Noncompete Parties agrees that the covenants made in
Section 8.10(a) and (b) shall be construed as an agreement independent of any other provision of this Agreement and shall survive any order of a court of competent jurisdiction terminating any other provision of this Agreement.

          8.11 Expenses. Except as otherwise provided herein, Buyer and Seller will each pay all of their own expenses (including fees and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees and expenses) incurred in connection with the negotiation of this Agreement and the other agreements contemplated hereby and the performance of its or their obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby (whether consummated or not).

          8.12 Waiver of Compliance with Bulk Sales Laws. Buyer hereby waives compliance by Seller with the requirements of any bulk sales or transfers laws of any jurisdiction in connection with the sale of the Purchased Assets to Buyer (if and to the extent such laws are applicable to such sale); provided that such waiver shall not affect the obligation of Seller under Section 7.2 to indemnify Buyer and hold Buyer harmless from and against any Losses which Buyer may suffer, sustain or become subject to as a result of the assertion or recovery against Buyer of the Excluded Liabilities set forth in Section 1.1(d) hereof.

          8.13 Accounts Receivable.

          (a) After the Closing Date, Buyer shall use commercially reasonable efforts in accordance with Seller's past practices to collect the accounts receivable which are on the Closing Statement (the "Closing Accounts Receivable"). For the purpose of determining amounts collected by Buyer with respect to the Closing Accounts Receivable of the Business, all payments by an account debtor shall first be applied to the oldest outstanding invoice due from that account debtor. Buyer shall not be required to bring any suit or take any other action to collect any of the Closing Accounts Receivable that is not consistent with the past practices of Seller.

          (b) If, on the two hundred fortieth (240th) day following the Closing Date any of the Closing Accounts Receivable remain uncollected, Buyer shall assign promptly thereafter all of the uncollected Closing Accounts Receivable to Seller and Seller shall promptly deliver to Buyer an amount equal to the amount used in preparing the Closing Statement for such uncollected Closing Accounts Receivable plus interest accruing thereon at the rate of eight percent (8%) per annum from the Closing Date to the date such payment is made. Any payment from Seller to Buyer under the foregoing sentence of this subsection (b) shall be an adjustment to the Cash Purchase Price, except for the interest portion thereof.

          (c) In the event that prior to any assignment to Seller of any Closing Accounts Receivable, Seller shall receive any remittance from or on behalf of any account debtor with respect to such Closing Accounts Receivable, Seller shall endorse without recourse such remittance to the order of Buyer and forward such remittance to Buyer promptly upon receipt thereof.

          (d) In the event that after any assignment to Seller of any Closing Accounts Receivable, Buyer shall receive any remittance from or on behalf of any account debtor with respect to such Closing Accounts Receivable, Buyer shall endorse without recourse such remittance to the order of Seller and forward such remittance to Seller promptly upon receipt thereof.

          8.14 Investigation and Confidentiality.

          (a) Prior to the Closing Date, Buyer may make or cause to be made such investigation of the business and properties of Seller as it deems necessary or advisable to familiarize itself therewith. Seller agrees to permit Buyer, its employees, agents, accounting and legal representatives and lenders (and such lenders' audit staff) and their representatives to (i) have full and complete access to the premises, books, records, invoices, contracts, leases, personnel, facilities, equipment and other things reasonably related to the Business and the Purchased Assets, wherever located, of Seller upon reasonable prior notice and during normal business hours, (ii) visit and inspect any of the properties of Seller upon reasonable prior notice and during normal business hours, and (iii) discuss upon reasonable prior notice the affairs, finances and accounts of Seller with the directors, officers, key employees, key customers, key sales representatives, key suppliers and independent accountants of Seller.

          (b) If the transactions contemplated by this Agreement are not consummated, Buyer will maintain the confidentiality of all information and materials reasonably designated by Seller as confidential, and Buyer and its representatives will return to Seller originals of and destroy copies of all materials obtained from Seller in connection with the transactions contemplated by this Agreement. Whether or not the transactions contemplated hereby are consummated, each of the Cookson Entities will maintain the confidentiality of all information and materials regarding Buyer and its Affiliates reasonably designated by Buyer as confidential. If the transactions contemplated by this Agreement are consummated, each of the Cookson Entities agrees to maintain the confidentiality of all proprietary and other non-public information regarding Seller, except as necessary to file tax returns and other reports to governmental agencies, and to turn over to Buyer at the Closing copies of all such materials it has in its possession. In the event of the breach of any of the provisions of this Section 8.11, the non-breaching party, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief (without the posting of bond or other security) in order to enforce or prevent any violations of the provisions hereof.

          (c) In the event that any party reasonably believes after consultation with counsel that it is required by law to disclose any confidential information described in this Section 8.11, the disclosing party will use its reasonable efforts to (i) provide the other party with prompt notice before such disclosure in order that such other party may attempt to obtain a protective order or other assurance that confidential treatment will be accorded such confidential information and (ii) cooperate with the other party in attempting to obtain such order or assurance. The provisions of this Section
8.11 shall not apply to any information, documents or materials which are, as shown by appropriate written evidence, in the public domain or, as shown by appropriate written evidence, shall come into the public domain, other than by reason of default by the applicable party bound hereunder or its Affiliates. Any party may disclose any such information in connection with litigation or arbitration among the parties hereto.

          8.15 Financial Information. Seller understands that as a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Buyer will be required to file a Current Report on Form 8-K (the "8-K") with the Securities and Exchange Commission ("SEC") following the Closing in connection with consummation of the transactions contemplated hereunder, which 8-K will be required to include financial statements of Seller prepared in accordance with Regulation S-X of the Exchange Act ("Regulation S-X"), for the periods required by Regulation S-X (the "S-X Financial Statements"). Seller also understands that Buyer may prepare and file with the SEC a Registration Statement on Form S-1 or other form (each, a "Registration Statement") for the registration of securities under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, Seller shall, at Buyer's expense, make available to Buyer and Buyer's auditors the books and records of Seller and shall cause Seller's auditors to make available to Buyer all of such auditor's records and work papers relating to Seller to assist Buyer in preparation of the S-X Financial Statements or one or more Registration Statements. In addition, if requested by Buyer, Seller will use its reasonable efforts to cause its accountants to provide, at Buyer's expense, opinions which meet the applicable requirements of the Securities Act and the Exchange Act, and consents to the inclusion of such opinions in any Registration Statements and to the references to such firm in the prospectus contained in such Registration Statements. Such consents and opinions may be included in S-X Financial Statements or Registration Statements.

          8.16 Remedies. Each of the Cookson Entities acknowledge that the Business and the Purchased Assets are unique and recognize that in the event of a breach of this Agreement by any of the Cookson Entities, money damages may be inadequate and Buyer may have no adequate remedy at law. Accordingly, each of the Cookson Entities agree that Buyer shall have the right, in addition to any other rights and remedies existing in its favor, to enforce its rights and the obligations of the Cookson Entities hereunder (including, without limitation, those obligations set forth in Section 8.10 and Section 8.14 of this Agreement) not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief.

          8.17 Personal Property Taxes, Assessments and Charges. Seller shall be liable for all personal property and other ad valorem taxes, and other assessments with respect to the Purchased Assets accruing prior to the Closing Date, provided that any such taxes which relate to a tax period beginning prior to the Closing Date and ending after such date (a "Closing Period Tax") shall be prorated as of the Closing Date. If any Closing Period Tax has not been paid on or prior to the Closing Date, the portion of such tax attributable to the period ending on the Closing Date shall be accrued and included on the Closing Statement. If any Closing Period Tax has been paid on or prior to the Closing Date, the portion of such tax attributable to the period after the Closing Date shall be treated as a prepaid item and included on the Closing Statement.

          8.18 Guaranty. For value received, and in order to induce Seller to enter into the Agreement, SCP, for itself and its successors and assigns, hereby guarantees prompt payment and performance to Seller of all of the obligations of Buyer under the Agreement (the "Obligations") as and when the same are due and payable or to be performed. SCP agrees to the provisions of the Agreement; waives demand, presentment, protest, notice of any kind and all suretyship defenses generally; agrees that (1) any renewal, extension or postponement of the time of payment or performance or any other indulgence, (2) any modification, supplement or alteration of any of the Obligations, and (3) any addition or release of any person or entity primarily or secondarily liable, may be effected without notice to and without releasing SCP. SCP agrees that the liability of SCP hereunder is primary, direct and unconditional and may be enforced without requiring Seller first to resort to any other person (including, without limitation, Buyer), right, remedy or collateral.

          8.19 Disclaimer. Buyer acknowledges that the Cookson Entities are specifically disclaiming any representation or warranty, express or implied, as to the Purchased Assets, the Business or the Assumed Liabilities, except for, and to the extent of, the representations and warranties specifically set forth herein. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE COOKSON ENTITIES HEREBY DISCLAIM ANY

REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, CONSTRUCTION OR CONDITION OF, OR THE QUALITY OF OR THE MATERIAL OR WORKMANSHIP IN THE PURCHASED ASSETS AND MAKE NO WARRANTY OF MERCHANTABILITY OR FITNESS OF THE PURCHASED ASSETS FOR ANY PARTICULAR PURPOSE.

          8.20 Estoppel Letters. In the event the Closing occurs but not all of the landlords of the Leased Real Property have entered into an estoppel letter in the form of Exhibit H hereto, Buyer and Seller shall share equally all costs and expenses incurred in obtaining such estoppel letters from such landlords and all liabilities associated with not having obtained such estoppel letters from such landlords.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          9.1 Amendment and Waiver. This Agreement may be amended and any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by Buyer and Seller. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

          9.2 Notices. All notices, demands and other communications given or delivered under this Agreement will be in writing and will be deemed to have been given when personally delivered, mailed by first class mail, return receipt requested, delivered by express courier service or telecopied. Notices, demands and communications to Seller and Buyer will, unless another address is specified in writing, be sent to the address indicated below:

          Notices to Seller:
          -----------------

          Cookson America, Inc.
          One Cookson Place
          Providence, RI 02903
          Attention:  Stuart L. Daniels

          with a copy to:
          --------------

          Adler Pollock & Sheehan, Incorporated
          2300 Hospital Trust Tower
          Providence, RI 02903
          Attention:  Paul Campellone

          Notices to SCP or Buyer:

          South Central Pool Supply, Inc.
          109 Northpark Boulevard
          Covington, LA  70433-5001
          Attention: W.B. Sexton

          with a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601

          Attention:  Stephen L. Ritchie

          9.3  Binding Agreement; Assignment.

          (a) This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including all successors and assigns in the event of a liquidation or dissolution of Seller), except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by Seller without the prior written consent of Buyer.

          (b) Buyer may, at its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its Affiliates; provided that Buyer shall not be released from any of its obligations hereunder by reason of such assignment.

          (c) Buyer may assign its rights under this Agreement (including its right to indemnification) for collateral security purposes to any of its lenders providing financing for the transactions contemplated hereby and all extensions, renewals, replacements, refinancings and refundings thereof in whole or in part; provided that Buyer shall not be released from any of its obligations hereunder by reason of such assignment.

          9.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

          9.5 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, and no rule of strict construction shall be applied against any person. The term "including" as used herein shall be by way of example and shall not be deemed to constitute a limitation of any term or provision contained herein.

          9.6 Captions and Headings. The captions and headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

          9.7 Entire Agreement. This Agreement and the documents referred to herein and therein contain the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the letter agreement dated September 3, 1997, between Code, Hennessy & Simmons, Inc. and Cookson Investments, Inc.

          9.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

          9.9 Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO, AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          9.10 Parties in Interest. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

                                   ARTICLE X

                              CERTAIN DEFINITIONS

          10.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

          "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Employee Pension Benefit Plan" shall have the meaning set forth in
Section 3(2) of ERISA.

          "Employee Welfare Benefit Plan" shall have the meaning set forth in
Section 3(1) of ERISA.

          "Environmental Lien" means a lien, either recorded or unrecorded, in favor of any governmental entity, relating to any liability arising under Environmental and Safety Requirements.

          "Environmental and Safety Requirements" means all federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "GAAP" means generally accepted accounting principles.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "Knowledge of Seller" means the actual knowledge of Stuart L. Daniels, Jay Forte, Jonathan F. Hulme, and Bruce Quay.

          "Liens" means any mortgage, pledge, security interest, encumbrance, easement, lease, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against Seller, any Subsidiary or any Affiliate of Seller, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to Seller or Subsidiaries of Seller under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business), except any lien for taxes not yet due and payable or liens arising by operation of law.

          "Material Adverse Effect" means having a material adverse effect on the business or financial condition of the Business taken as a whole.

          "Multiemployer Plan" shall have the meaning set forth in Section 3(37) of ERISA.

          "PBGC" means Pension Benefit Guaranty Corporation.

          "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Proprietary Rights" means all of the following owned by, used by, issued to or licensed to Seller, along with all income, royalties, damages and payments due or payable at the Closing or thereunder (including, without limitation, damages and payments for past or future infringements or misappropriations thereof), the right to sue and recover for past infringements or misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: (i) all inventions, all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuance, continuations, continuations-in-part, divisions, extensions, and reexaminations thereof, (ii) all Trademarks, (iii) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) all trade secrets and confidential business information, (v) all computer software and related documentation, (vi) all other proprietary rights, and (vii) all copies and tangible embodiments of any of the foregoing; in each case including, without limitation, the items set forth on Schedule 4.13.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unem ployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

          "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          "Trademarks" means all registered and unregistered trademarks, service marks, trade dress, logos, trade names, Internet domain names and corporate names (including the name Bicknell Huston Distributors and all other trade names listed on Schedule 4.13), including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, but excluding the "Cookson" trademark or tradename used alone or with any other wording.

          "Unregistered Marks" means the unregistered trademarks, service marks, trade names and brand names included in the Trademarks and identified on
Schedule 4.13.

          10.2 Other Definitions. Each of the following defined terms has the meaning given such term in the Section set forth opposite such defined term:


          Defined Term                                   Section

          "8-K"                                          8.15
          "AAA Rules"                                    7.3(a)
          "Accounts Receivable"                          1.1(a)(i)
          "Acquisition Proposal"                         3.3
          "Actual Net Working Capital"                   1.3(c)
          "Allocation Statement"                         8.5(b)
          "Assumed Liabilities"                          1.1(c)
          "Assumption Agreement"                         1.4(b)(iii)
          "Books and Records"                            8.7(a)
          "Business Plans"                               4.18(a)
          "Business."                                    Preamble
          "Buyer"                                        Preamble
          "Buyer Parties"                                7.2(a)
          "Buyer's Arbitrator"                           7.3(c)
          "Buyer's Cap"                                  7.2(b)(ii)
          "Buyer's Threshold"                            7.2(b)(i)
          "Cash Purchase Price"                          1.2(ii)
          "CERCLA"                                       4.10(e)
          "Closing"                                      1.4(a)
          "Closing Accounts Receivable"                  8.13(a)
          "Closing Date"                                 1.4(a)
          "Closing Period Tax"                           8.17
          "Closing Statement"                            1.3(c)
          "Closing Transactions"                         1.4(b)
          "COBRA"                                        4.18(g)
          "Competitive Activities"                       8.10(a)
          "Contracts"                                    1.1(a)(ix)
          "Conveyance Documents"                         1.4(b)(i)
          "Cookson Entities."                            Preamble
          "Cookson"                                      Preamble
          "CPS"                                          1.3(b)

          "CPS Note"                                     1.3(b)
          "Disputes"                                     7.3(a)
          "Disputing Person"                             7.3(b)
          "Estimated Closing Net Working Capital"        1.3(b)
          "Exchange Act"                                 8.15
          "Excluded Assets"                              1.1(b)
          "Excluded Liabilities"                         1.1(d)
          "Final Determination"                          7.3(e)
          "Financial Statements"                         4.5
          "Improvements"                                 4.8(c)
          "Indemnified Party"                            7.2(d)
          "Indemnifying Party"                           7.2(d)
          "Independent Auditor"                          1.3(d)
          "Insiders"                                     4.19
          "Inventory"                                    1.1(a)(iii)
          "JJSC"                                         1.3(b)
          "JJSC Note"                                    1.3(b)
          "Latest Balance Sheet"                         4.5
          "Lease"                                        4.8(b)
          "Leased Real Property"                         1.1(a)(xiv)
          "Leases"                                       4.8(b)
          "Licenses"                                     1.1(a)(viii)
          "Losses"                                       7.2(a)
          "Net Working Capital"                          1.3(a)
          "Noncompete Parties"                           8.10(a)
          "Noncompete Period"                            8.10(a)
          "Notice of Arbitration"                        7.3(b)
          "Obligations"                                  8.18
          "Pacific"                                      Preamble
          "Pacific Supply Agreement"                     2.1(f)
          "Participate"                                  8.10(a)
          "Purchase Price"                               1.2
          "Purchased Assets"                             1.1(a)
          "Registration Statement"                       8.15
          "Regulation S-X"                               8.15
          "Savings Plan"                                 8.1(d)
          "SCP"                                          Preamble
          "SEC"                                          8.15
          "Securities Act"                               8.15
          "Seller"                                       Preamble
          "Seller Controlled Group"                      4.18(d)
          "Seller Parties"                               7.2(c)
          "Seller's Arbitrator"                          7.3(c)

          "SWDA"                                         4.10(e)

          "S-X Financial Statements"                     8.15
          "Target"                                       1.3(b)
          "Transferred Employees"                        8.1(a)
          "WARN"                                         4.17(b)


                              *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        SCP POOL CORPORATION


                                        /s/ W. B. Sexton
                                        -------------------------
                                        By: W. B. Sexton
                                        Its: Chairman


                                        SOUTH CENTRAL POOL SUPPLY, INC.


                                        /s/ W. B. Sexton
                                        -------------------------
                                        By: W. B. Sexton
                                        Its: Chairman


                                        BICKNELL HUSTON DISTRIBUTORS, INC.


                                        /s/ Stuart L. Daniels
                                        -------------------------
                                        By: Stuart L. Daniels
                                        Its: Chairman


                                        PACIFIC INDUSTRIES, INC.


                                        /s/ Bruce Quay
                                        -------------------------
                                        By: Bruce Quay
                                        Its: President


                                        COOKSON AMERICA, INC.


                                        /s/ Stuart L. Daniels
                                        -------------------------
                                        By: Stuart L. Daniels
                                        Its: President

                               List of Exhibits
                               ----------------


Exhibit A           -     Conveyance Documents

Exhibit B           -     Assumption Agreement

Exhibit C           -     Pacific Supply Agreement

Exhibit D           -     Opinion of Seller's Counsel

Exhibit E           -     Seller's Certificate

Exhibit F           -     Form of Estoppel Letter

Exhibit G           -     Landlord Subordination Agreement

Exhibit H           -     Opinion of Buyer's Counsel

Exhibit I           -     Buyer's Certificate

Exhibit J           -     Key Employees

                               List of Schedules
                               -----------------


Schedule 1.1(b)(ii)         -     Intercompany Accounts Receivable
Schedule 4.1(b)             -     Qualification of Seller
Schedule 4.3                -     Investments
Schedule 4.4                -     Conflicts
Schedule 4.6                -     Liabilities
Schedule 4.7                -     Developments
Schedule 4.8(a)             -     Leases and Subleases
Schedule 4.10               -     Environmental Matters
Schedule 4.11               -     Taxes
Schedule 4.12               -     Contracts
Schedule 4.13               -     Proprietary Rights
Schedule 4.14               -     Litigation
Schedule 4.16               -     Governmental Licenses, Permits and Consents
Schedule 4.17               -     Employee Matters
Schedule 4.18               -     Employee Benefit Plans
Schedule 4.19               -     Affiliate Transactions
Schedule 4.20               -     Compliance with Laws
Schedule 4.21               -     Customers and Suppliers
Schedule 4.22               -     Officers and Directors
Schedule 4.23               -     Product Warranty
Schedule 4.24               -     Product Liability
Schedule 4.25               -     Powers of Attorney
Schedule 4.26               -     Names and Locations
Schedule 8.1                -     Employees and Employee Benefit Plans

                              DISCLOSURE SCHEDULE
                              -------------------


                Disclosure Schedule to Asset Purchase Agreement
               ------------------------------------------------
                ("Purchase Agreement") dated November 13, 1997
                -----------------------------------------------
         by and among SCP Pool Corporation ("SCP"), South Central Pool
        --------------------------------------------------------------
   Supply, Inc. ("Buyer") and Bicknell Huston Distributors, Inc. ("Seller"),
  --------------------------------------------------------------------------
 Pacific Industries, Inc. ("Pacific") and Cookson Investments, Inc. ("Cookson")
 ------------------------------------------------------------------------------
 providing for the purchase of all of the assets of the pool supply business of
 ------------------------------------------------------------------------------
 the Seller
 ----------




     This Disclosure Schedule is divided into sections which are numbered to correspond to the sections of the Purchase Agreement. Notwithstanding anything to the contrary contained in the Purchase Agreement, any matter which is disclosed in a schedule which has been cross-referenced in another schedule herein shall be deemed to be disclosed in or attached as a copy to such schedule of the Disclosure Schedule and to qualify all of the representations and warranties of the Seller, Pacific and Cookson contained in such schedule in which it has been cross-referenced. Any capitalized terms not defined in the Disclosure Schedule shall have the meanings assigned to them in the Purchase Agreement.

                              SCHEDULE 1.1(b)(i)
                              ------------------


INTERCOMPANY ACCOUNTS RECEIVABLE

     All intercompany receivables with Pacific Industries, Inc. and Technican Pacific Industries, Inc.

BHD
Intercompany accounts
October 1997




                        Trade        Administrative
Due to Pacific          152,670          11,980,672
Due to Technican              0                   0

Due from Pacific              0                   0
Due from Technican       16,101                   0

                                 SCHEDULE 4.1
                                 ------------


INCORPORATION AND QUALIFICATION

The Seller is incorporated in Massachusetts.

The Seller is qualified to do business in the following jurisdictions:

          Connecticut
          Maine
          New York
          Pennsylvania
          New Jersey

                                 SCHEDULE 4.3
                                 ------------



SUBSIDIARIES; INVESTMENTS


     None

                                 SCHEDULE 4.4
                                 ------------


ABSENCE OF CONFLICTS

     1. The consent of the other contractual party will be required for the assignment of the leases as set forth on Schedule 4.8(a) and the contracts to be assigned as set forth on Schedule 4.12.

     2. A filing is required to be made under the Hart-Scott-Rodino Act for this transaction and the waiting period in connection with such filing must expire.

     3. Seller may have to notify the Connecticut Department of Environmental Protection of the transfer of the Connecticut branch of the Seller within ten (10) days after the transfer in accordance with the Connecticut Property Transfer Act.

     4. The Massachusetts Tax Commission is to be notified and all tax returns filed in accordance with Section 51 of Chapter 62C of Massachusetts Taxation Statutes regarding the sale of the assets of Seller located in Massachusetts at least five (5) days prior to the sale of the assets. If the requirements are not satisfied, a lien will attach to the assets for any unpaid taxes owed to the Commonwealth of Massachusetts as of the Closing Date.

     5. The Pennsylvania Department of Unemployment Compensation is to be notified and all contribution reports filed in accordance with Section
          788.3 of Chapter 14 of Pennsylvania Labor Statutes regarding the sale of the assets of Seller located in Pennsylvania at least ten (10) days prior to the sale. If the requirements are not satisfied, the Buyer shall also be liable to the Pennsylvania Department of Unemployment Compensation for withholding taxes owed.

     6. The Pennsylvania Department of Administration/Taxation is to be notified and all tax returns filed in accordance with Section 1403 of Chapter 1and Section 7240 and 7321.1 of Chapter 5 of Pennsylvania Taxation and Fiscal Affairs Statutes regarding the sale of the assets of Seller located in Pennsylvania at least ten (10) days prior to the sale. If the requirements are not satisfied, the Buyer shall also be liable to the Pennsylvania Department of Administration/Taxation for corporate, educational and withholding taxes owed.

     7. The New York Department of Taxation and Finance is to be notified by Buyer in accordance with Section 1141(c) of Article 28 of the New York State Sales and Use Tax Law of the sale of the assets located in New York at least ten (10) days prior to the sale of the assets. If the requirements are not satisfied, a lien will attach to the consideration being paid by Buyer in an amount equal to the sales and use taxes owed.

     8. The New Jersey Department of Taxation is to be notified by Buyer in accordance with Section 54:32B-22 of New Jersey Sales and Use Tax Statutes of the sale of assets located in New Jersey at least ten (10) days prior to the sale of the assets. If the requirements are not satisfied, a lien will attach to the consideration being paid by Buyer in an amount equal to the sales and use taxes owed.

     9. The Seller and Buyer are subject to the bulk transfer law requirements in the State of New York where assets of Seller are located.

     10. The issuance of new certificates of occupancy or certain notifications may be required in certain jurisdictions in which the branches of Seller are located as a result of the change in possession of such leased premises.

     11. The issuance of new licenses and permits to Buyer with respect to the licenses and permits on Schedule 4.16 will be necessary.

                                 SCHEDULE 4.6
                                 ------------


ABSENCE OF UNDISCLOSED LIABILITIES

     (1)  Any liabilities relating to the litigation or claims referenced in
          Schedule 4.14.

     (2)  Any liabilities relating to the matters set forth on Schedule 4.7.

                                 SCHEDULE 4.7
                                 ------------


ABSENCE OF CERTAIN DEVELOPMENTS

(1) A major customer of Seller (Clear Blue) currently has certain tax problems that is likely to result in it filing for bankruptcy and terminating its operations and any further purchases of product.

(2) It is anticipated that the note receivable of Central Pools & Supplies, Inc. referenced on Schedule 4.12 will be discharged prior to the Closing Date upon receipt of final payment.

(3)  The Seller is in the process of moving its current Syracuse branch to 900
     E. Hiawatha Boulevard, Syracuse, New York on or about December 1, 1997. The Seller has entered into a real estate lease with respect to the new location as set forth on Schedule 4.8(a). Seller will be completing leasehold improvements in the amount of approximately $156,000. The current Syracuse lease will expire on August 31, 1998.

(4) Seller has terminated its software contract with its software supplier due to its acquisition of the software.

(5) The Massachusetts Attorney General's Office has completed an audit of Seller in 1997 which will require Seller to reclassify approximately 27 employees from exempt to non-exempt status as of January 1, 1998, which reclassification will cost the Seller approximately $7,000 in back wages - See Schedule 4.17.

(6) Seller anticipates subleasing the Framingham storage facility, which is not currently being used by Seller.

(7) The Business of Seller may be affected by adverse changes in its operations and operating results due to the seasonal nature of the Business.

                                SCHEDULE 4.8(a)
                                ---------------


LEASES AND SUBLEASES


(1) NORTH ANDOVER, MASSACHUSETTS. Lease Agreement dated September 30, 1996 between Nomed Realty Trust and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(2) SYRACUSE, NEW YORK (New). Lease Agreement dated July 2, 1997 between Dale Weaver and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.


(3) SYRACUSE, NEW YORK (Existing/Old). Lease Agreement date March 21, 1988 between Dubnoff-Koldin Realty and Bicknell, Incorporated. Lease expires August 31, 1998; written consent of the landlord required to assign.

(4) ALBANY, NEW YORK. Lease Agreement dated January 11, 1995 between The Marvel Company and Bicknell Distributors, Inc.; written consent of landlord required to assign (notice by certified mail); Landlord has 30 days to approve or can terminate lease.

(5) ZELIENOPLE, PENNSYLVANIA. Lease Agreement dated October 4, 1996 between Schreiber Industrial Park North Company and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign.

(6) BOUND BROOK, NEW JERSEY. Lease Agreement and Addendum to Lease dated January 9, 1995 between Edmar Corporation and Huston Distributors, Inc.; written consent of landlord required to assign.

(7) DELANCO, NEW JERSEY. Lease Agreement dated May 1, 1996 between Andrew E. Colson, Jr. and Bicknell Huston Distributors, Inc.; written consent of landlord required to assign; must deliver to Landlord full assignment agreement and banking information of assignee/sublessee adequate to demonstrate financial responsibility.

(8) WINDSOR, CONNECTICUT. Lease Agreement dated January 1, 1994 between The Teacher's Retirement System of the State of Illinois and Bicknell Distributors, Inc.; written consent of landlord required to assign; landlord has right of first refusal to take the remainder of the lease.

(9) PORTLAND, MAINE. Lease Agreement dated May 30, 1991 between 500 Riverside Associates and Pacific Industries, Inc. and Assignment and Assumption and Amendment of Lease dated October 1, 1995 between 500 Riverside Associates, Pacific Industries, Inc. and Bicknell Distributors, Inc.; written consent of landlord required to assign.

(10) HOPKINTON, MASSACHUSETTS. First Amendment to Lease Agreement dated January 1, 1991 between Elmwood Realty Associates and Bicknell Distributors, Inc. and Lease Agreement dated January 1, 1991.; written consent of landlord required to assign.

(11) BATAVIA, NEW YORK. Lease Agreement dated January 25, 1995 between Mega Properties Corp. and Bicknell Distributors, Inc.; written consent of landlord required to assign.

(12) RONKONKOMA, NEW YORK. Lease Agreement dated March 22, 1995 between Lakeland Five Associates and Huston Distributors, Inc.; written consent of landlord required to assign.

(13) FRAMINGHAM, MASSACHUSETTS. Indenture of Lease dated January 30, 1974 between Frank W. Generazio, Jr. and John C. Acton and Bicknell, Inc.; written consent of landlord required to assign.

                                 SCHEDULE 4.10
                                 -------------


ENVIRONMENTAL AND SAFETY MATTERS

BOUND BROOK, NEW JERSEY

     Two test wells exist on this site which are monitored due to a spill from a prior tenant.

DELANCO, NEW JERSEY

     There were two inactive underground storage tanks for unleaded gasoline and diesel fuel (UST Nos. 0065667 and 0065649) located within the premises leased by Seller at Coopertown Road, Delanco, New Jersey, at the time Seller entered into the lease. It was the obligation of the owner of the Delanco premises to remove the tanks.

ENVIRONMENTAL PERMITS, LICENSES AND AUTHORIZATIONS

1. United States Department of Transportation Hazardous Materials Certificate of Registration.

2.   State of New Jersey Hazardous Material Storage Certificate of Registration.

3.   State of New York Certificate of Pesticide Registration.

4.   State of Virginia Certificate of Pesticide Registration.

5.   State of Maine Certificate of Pesticide Registration

6.   State of New Hampshire Registration of Economic Poisons.

7.   State of Connecticut Registration of Pesticides.

8.   Private Label Registration done by Aqua Clear Industries.

9.   State of Vermont Certificate of Registration of Pesticides.

10.  State of Massachusetts Pesticides Registration.

11.  State of New Jersey Pesticide Product Registration.

NOTIFICATIONS

     See Item No. 3 on Schedule 4.4

COMPLIANCE AND NOTICE OF VIOLATION ISSUES

(1) On June 6, 1995 a truck of Seller was involved in a hazardous material spill while transporting U.S. Department of Transportation regulated materials through the Worcester, Massachusetts area. See Annex 4.10-C attached hereto for more information regarding the spill.

(2) The Seller was audited by the U.S. Department of Transportation ("DOT") regarding motor vehicle safety matters. Attached as Annex 4.10-D is the report received by Seller regarding that audit and the fact that Seller was not in compliance in certain respects with certain DOT regulations, including certain regulations relating to the transportation of certain hazardous materials. The DOT fined Seller $12,500.00 in connection with such non-compliance matters.

(3) From time to time Seller's trucks, while transporting products, have been stopped by various local authorities performing spot checks and have been issued citations and minor fines relating to defects in shipping documentation.

                                 Annex 4.10-C


A Massachusetts based Cookson company dealing with hazardous materials experienced a hazmat spill while transporting DOT regulated materials on I-190 through Worcester, MA. The driver of the vehicle was pulled over by a local police officer when he noticed a dripping of liquid from the rear of the truck. The truck was placarded for Corrosives and Oxidizers and the driver was carrying all of the proper paperwork and documentation. When the back of the truck was opened it was noted that two 5 gallon containers of liquid sodium hypochlorite (PGIII Corrosive) had ruptured and was all over the floor of the truck. Because the officer was concerned that the corrosive liquid might mix with the dry oxidizers (PGII), he called in the Fire Department and Hazmat reponse team to deal with the problem. When the fire dept. arrived along with many more police, it was decided that the highway (I-190) be closed in both directions and that access to the highway be denied until the situation was remedied. The company's response (Zecco) was dispatched to the scene. The company's compliance expert was also dispatched to the scene. A nearby shopping mall within 1/2 mile of scene was informed of the situation and voluntarily closed. EPA officials at the scene concluded that there was no release to the environment. After Zecco removed the hazardous materials from the truck, the driver was allowed to drive the truck away.

The spill turned out to be relatively minor.

The costs incurred were as follows:
Worcester Fire Dept. $8,957.75
     3 command vehicles, 5.5 hrs at $110.00/hr
     3 engine company vehicles, 5.5 hrs at $150.00/hr
     1 rescue company vehicle, 5.5 hrs at $200.00/hr
     1 hazmat vehicle, 5.5 hrs at $200.00/hr
     District chief, 5.5 hrs at $25.03/hr
     Captain, 5,5 hrs at $22.99/hr
     6 Lieutenants, 5.5 hrs at $19.79/hr
     16 Firefighters, 5.5 hrs at $17.62/hr

District 6 Haz Mat Team $  9,968.00
     4 level "A" suit $450.00 ea.
     6 level "B" suits $55.00 ea.
     10 PVC boots $24.50 ea.
     12 pr. SOLVEX gloves $7.50 ea.
     14 pr. Silver shield $2.50 ea.
     1  latex gloves $2.50 ea.
     1  Decron solution $25.00
     1  poly 4 m.m. sheet $35.00
     2  hazmat trash bags $2.00 ea.
     3  Decron pools $10.50 ea.
     4  Drager tubes $10.50 ea.
     1  poly over pack $195.00

     1 trash barrel $15.00
     3 drain covers $300.00 ea.
     4 rolls duct tape $4.50 ea.
     8 Combination cartridge $10.00 ea.
     136 Man Hours at $45.00/hr

Zecco Haz Mat Response $3,386.83
     Emergency response van, 4 hrs at $35.00/hr
     Box Drum Truck, 4 hrs at $35.00/hr
     2 Self contained breathing apparatus, $75.00 ea.
     2 55 gallon steel drum, $35.00 ea.
     2 Tyvek coverall, $16.00 ea.
     2 PVC gloves. $9.25 ea.
     Absorbent bags $81.50

Kurz Environmental $1800.00
     Site visit during spill, MA-DEP form completion and LSP certification for site closure

Attorney Fees $1500.00

Company's response person $160.00
     Eight Hours at $20.00/hr

Citations $1500.00 (Reduced to $250.00)

                                 Annex 4. 10-D

UNITED STATES DEPARTMENT OF TRANSPORTATION        FEDERAL HIGHWAY ADMINISTRATION
--------------------------------------------------------------------------------

US DOT # 0333376        LEGAL: BICKNELL DISTRIBUTORS, INC.
------------------  OPERATING:
REVIEW TYPE: OR     PHYSICAL ADDRESS:       12 PARKWOOD DRIVE
STATUS:   Update     (County Code: 017)     HOPKINTON, MA 01748
PLACE:              MAILING ADDRESS:        P.O. BOX 9102
  Principal office   (County Code: 017)     HOPKINTON, MA 01748
CENSUS TYPE         ------------------------------------------------------------
  Carrier/Shipper       ICC #:  N/A                     PHONE #:
BUSINESS:           ---------------------------------    VOICE (508) 435-2321
  Corporation       FEDERAL TAX ID #:  043109159 (EIN)     FAX (508) 435-6651
================================================================================
CARRIER OPERATION:  Interstate - HM   Intrastate - HM   REGION  OIC   TERRITORY
SHIPPER OPERATION:  Interstate        Intrastate - HM     01     25       K
--------------------------------------------------------------------------------
CLASS:  (C) Private (Property)
================================================================================
CARGO CLASSIFICATION:  (G. U. Z) Building Materials; Chemicals;
POOL MATERIALS
--------------------------------------------------------------------------------
HAZARDOUS MATERIALS       (C=CARRIED    S=SHIPPED    T=TANKS    P=PACKAGES)

J. Class 3                       0 8   P/U.  Class 8                 O S   P
N. Division 5.1                  0 8   P/AA. ORM-D                   O 8   P
================================================================================
EQUIPMENT:       TRUCK           HM TANK   HM TANK  MOTOR  SCHOOL        PASS.
        TRUCKS TRACTORS TRAILERS TRAILERS   TRUCKS  COACH   BUS    LIMO     VAN
--------------------------------------------------------------------------------
OWNED       1       0         0       0         0       0       0     0       0
--------------------------------------------------------------------------------
TERM LS    22       1         1       0         0       0       0     0       0
--------------------------------------------------------------------------------
TRIP LS     0       0         0       0         0       0       0     0       0
================================================================================
DRIVERS:                Inter   Intra      TOTAL Drivers:  20
 Less    than 100 miles     0       0        CDL Drivers:  20
 Greater than 100 miles    20       0      Trip Lease/Mo:   0
================================================================================
THIS REPORT WILL RESULT IN A NEW SAFETY RATING.     PLEASE REVIEW IT CAREFULLY.
--------------------------------------------------------------------------------

QUESTIONS regarding this report or the Federal Motor Carrier Safety or Hazardous Materials rules may be addressed to the Office of Motor Carriers at:
              Transportation Systems Center, 55 Broadway, Rm 1-35
              Cambridge, MA 02142         (617) 494-2770

================================================================================
PERSON(S) INTERVIEWED:   MARK S. FEELEY          JOHN HULME
                TITLE:   BRANCH MANAGER          PRESIDENT
--------------------------------------------------------------------------------
RECEIVED BY:                                  TITLE:
--------------------------------------------------------------------------------
REPORTED BY:                           TITLE:    CODE: US0613   DATE: 01/30/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLIANCE        BICKNELL DISTRIBUTORS, INC.                   DATE: 01/30/95
  REVIEW            USDOT:0333376                               PAGE  1 OF 6
--------------------------------------------------------------------------------
SEQ   1                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 107.608(b)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 171.2(b)           32          32        4   OF   4
--------------------------------------------------------------------------------
Transporting a hazardous material without having registered with the Department, under Subpart G of Part 107.


Date: 07/1194, Shipping Document Number: B1512
Hazardous Material: Calcium Hypochlorite, Dry 5.1, UN 1748. PG II.
Driver:

--------------------------------------------------------------------------------
SEQ  2                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 107.608(b)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 171.2(a)           13          13        2   OF   2
--------------------------------------------------------------------------------
Offering a hazardous material for transportation without having registered with the Department of Transportation, under Subpart G of Part 107.

Date: 07/06/94, Order No. 0294058
Customer Name:

--------------------------------------------------------------------------------
SEQ  3                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 107.620(b)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         32          32        4   OF   4
--------------------------------------------------------------------------------
Failing to carry a copy of the Certificate of Registration or document containing "USDOT Hazmat Reg No._" on board a truck or truck tractor used to transport a haz. mat. subject to the requirements of Subpart G of Part 107.

Date: 06/13/94, Invoice Number: 0309826
Hazardous Material: Trichloroisocyanuric Acid, Dry, 5.1, UN 2468, PG II Total Weight: 2,580 lbs. (640 x 4lbs)

--------------------------------------------------------------------------------
SEQ  4                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 107.202(a)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 172.200            23         113        3   OF   8
--------------------------------------------------------------------------------
Failing to enter on a shipping paper the proper description, hazard class or identification number.

Date of Violation: 05/24/94  Shipper's Number: 144014
Carrier did not enter proper shipping name (Calcium Hypochlorite, hydrated) hazard class (5.1), identification number (UN 2880), packaging group (PB II)
--------------------------------------------------------------------------------
RECEIVED BY:                           TITLE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLIANCE        BICKNELL DISTRIBUTORS, INC.                   DATE: 01/30/95
  REVIEW            USDOT:0333376                               PAGE  2 OF 6
--------------------------------------------------------------------------------
SEQ   5                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 172.704(a)(2)   FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         20          28       20   OF  28
--------------------------------------------------------------------------------
Failing to train hazardous material employee in function specific training.



Employee's Name:
Date of Employment: 05/18/24
Employee's HM function: Driver, Date worked in function: 08/26/94

--------------------------------------------------------------------------------
SEQ  6                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 172.704(a)(3)   FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         20          28       20   OF  28
--------------------------------------------------------------------------------
Failing to train hazardous material employee in safety training.



Employee's Name:
Date of Employment: 04/30/94
Employee's HM function: Driver, Date worked in function: 08/10/94

--------------------------------------------------------------------------------
SEQ  7                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 177.804         FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         34          88       10   OF  19
--------------------------------------------------------------------------------
Failing to comply with the Federal Motor Carrier Safety Regulations, 49 OFR Parts 390 through 397 when transporting hazardous materials.


Date: 07/11/94, Driver:
Shipping Document Number: B 1512
Must conduct pre-employment drug test prior to operating a CMV. 391.103(a)

--------------------------------------------------------------------------------
SEQ  8                                     NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL     (C) PRIMARY: 177.817(a)        FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         28         118        3   OF   8
--------------------------------------------------------------------------------
Transporting a shipment of hazardous materials not accompanied by a properly prepared shipping paper.

Date of Violation: 06/17/94  Shipping Document Number: B 2871
Carrier did not have a shipping paper when transporting the following H/M:
Trichloroisocyanuric Acid, Dry, 5.1 UN 2468. PG II
--------------------------------------------------------------------------------
RECEIVED BY:                           TITLE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLIANCE        BICKNELL DISTRIBUTORS, INC.                   DATE: 01/30/95
  REVIEW            USDOT:0333376                               PAGE  3 OF 6
--------------------------------------------------------------------------------
SEQ   9                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (A) PRIMARY: 391.11(b)(6)    FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 391.11(a)           1           7       1    OF   7
--------------------------------------------------------------------------------
Using a physically unqualifed driver.



Driver:       Interstate trip date: 01/18/94 (Syracuse, NY to
Albany, NY and RETURN, interstate freight)
Driver does not meet vision requirement, as left eye vision is 20/200.
--------------------------------------------------------------------------------
SEQ  10                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (A) PRIMARY: 391.11(a)       FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 391.95              1          28       1    OF  18
--------------------------------------------------------------------------------
Using an unqualifed driver, a driver who has tested positive for controlled substances, or refused to be tested as required.


Driver:       Interstate trip date: 05/26/94 (MA to CT) Tested
Positive for Marijuana. Truck Number: 2001, Carrier failed to have driver receive negative test and medically recertified prior to operating a CMV.
--------------------------------------------------------------------------------
SEQ  11                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (B) PRIMARY: 391.45(b)       FOUND      CHECKED   IN VIOL    CHKD
VIOL.           SECONDARY: 391.11(a)           2           7       2    OF   7
--------------------------------------------------------------------------------
Using a driver not medically examined and certified each 24 months.



Driver:
Interstate trip date: 01/18/95
Last Examination date: 10/22/91
--------------------------------------------------------------------------------
SEQ  12                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (C) PRIMARY: 391.51(c)(i)    FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                          2           7       2    OF   7
--------------------------------------------------------------------------------
Failing to maintain medical examiner's certificate in driver's qualifiction file.



Driver:
Interstate trip date: 05/25/94
Must maintain copy of every driver's medical certificate in DQ file.
--------------------------------------------------------------------------------
RECEIVED BY:                           TITLE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLIANCE        BICKNELL DISTRIBUTORS, INC.                   DATE: 01/30/95
  REVIEW            USDOT:0333376                               PAGE  4 OF 6
--------------------------------------------------------------------------------
SEQ    13                                  NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (C) PRIMARY: 391.103(a)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         10          17      10    OF  17
--------------------------------------------------------------------------------
Failing to require a driver-applicant whom the motor carrier intends to hire or use to be tested for the use of controlled substances as a pre-qualified condition.



Driver:       Date of Hire: 04/18/94
Interstate trip date: 04/20/94 (MA to OT)
Driver was tested on 04/30/94 an was confirmed positive on 05/08/94.
--------------------------------------------------------------------------------
SEQ  14                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL           PRIMARY: 391.121(a)      FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                         19          19      10    OF  10
--------------------------------------------------------------------------------
Failing to have an effective Employee Assistance Program (EAP).



Driver:       Driver
Interstate trip date: 05/18/94 (CT to MA)
Carrier stated that training was provided, but neglected to document.

--------------------------------------------------------------------------------
SEQ  15                                    NUMBER     NUMBER      DRVRS/VHCLS
FEDERAL       (C) PRIMARY: 392.2           FOUND      CHECKED   IN VIOL    CHKD
VIOL.                                          8           8       2    OF   9
--------------------------------------------------------------------------------
Operating a motor vehicle not in accordance with the laws, ordinances, and regulations of the jurisdiction in which it is being operated.


Driver:       Interstate trip date: 01/18/95. Driver operated in violation of
New York State Law NY14R, which states a driver which does not meet NY medical vision requirement can not transport H/M intrastate.
--------------------------------------------------------------------------------



                            CONTINUED ON NEXT PAGE


--------------------------------------------------------------------------------
RECEIVED BY:                           TITLE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLIANCE    BICKNELL DISTRIBUTORS, INC.                         DATE: 01/30/95
  REVIEW        USDOT: 0333376                                    PAGE  5  OF  6
================================================================================

SAFETY FITNESS RATING INFORMATION:
            Total Miles Operated:     347,577      RATING            POINTS
Preventable-Recordable Accidents:           0      FACTORS      # OF      # OF
      Total Recordable Accidents:           0                   ACUTE   CRITICAL
Prev-Rcrdbl Acc. / Million Miles:       0.000    Factor 1: 8      0        0
                                                 Factor 2: 0      2        3
               008 Vehicles (CR):           8    Factor 3: 0      0        1
    # of Vehicles Inspected (CR):           8    Factor 4: 8      0        0
            008 Vehicles (MCMIS):           1    Factor 5: 8      0        1
 # of Vehicles Inspected (MCMIS):           5    Factor 6: 6      -        -

An unsatisfactory or conditional safety rating will become effective thirty days from the date of this compliance review (CR). It is anticipated the official safety rating from Washington, DC, will be:

                             **** CONDITIONAL ****

================================================================================
RECOMMENDATIONS:

1. Establish a system to ensure each shipment of hazardous materials is accompanied by a properly prepared shipping paper, including quantity, proper DOT shipping name, hazard class, and identification number.

2. ON 01/01/96 A NEW CONTROLLED SUBSTANCES AND ALCOHOL TESTING LAW BECOMES EFFECTIVE FOR MOTOR CARRIERS WHO HAD 50 OR MORE DRIVERS ON 03/17/94. IT IS EFFECTIVE ON 01/01/95 FOR MOTOR CARRIERS WHO HAD FEWER THAN 50 DRIVERS ON 03/17/94. THIS NEW RULE IS APPLICABLE TO BOTH MOTOR CARRIERS AND DRIVERS. SEE LATEST EDITION OF THE FEDERAL MOTOR CARRIER SAFETY REGULATIONS.

3. Obtain and become familiar with the Federal Motor Carrier Safety Regulations and the Hazardous Materials Regulations.

4. Ensure all drivers are fully and properly qualified before operating in interstate commerce. Maintain a complete file for each driver documenting the qualification process.

5. Do not allow drivers to drive interstate unless they have been physically re-examined each 24 months.

6. Ensure all drivers subject to pre-employment are tested if the carrier does not comply with all five requirements of the exeception to pre-employment drug testing listed under 40 CFR Part 391.103(d), Subpart H of the Federal Motor Carrier Safety Regulations.

7. Ensure all drivers subject to pre-employment, random, reasonable cause and/or post accident controlled substance testing are tested as required by Part 391, Subpart H of the FMCSR.

--------------------------------------------------------------------------------
RECEIVED BY:                           TITLE:
--------------------------------------------------------------------------------
MCS-151/CR Software Version 3.01    PART B                Printed 01/30/95 13:13

--------------------------------------------------------------------------------
 COMPLIANCE   BICKNELL DISTRIBUTORS, INC.                        DATE: 01/30/95
   REVIEW       USDOT:0333376                                    PAGE  6  OF  6
--------------------------------------------------------------------------------

RECOMMENDATIONS:

 8. Maintain all required controlled substance testing records including yearly summaries, monthly summaries, test information, test results, records of training and any other record required by Part 391, Subpart H of the FMCSR.

 9. Do not allow drivers who have tested positive for use of a controlled substance to drive.

10. In order to qualify for the 100 air-mile radius the company must keep true and accurate time records on each driver that shows the time he starts work, finishes work and the total number of hours worked each day and must be retained for a period of six months.

11. Require all drivers to prepare complete, accurate records of duty status for each day, and to submit them within 13 days. Maintain all duty status records on file, with all supporting documents, for at least 6 months.

12. Establish a system to control drivers' hours of service. Do not dispatch drivers who don't have adequate hours available to complete assigned trips legally. Do not allow drivers to exceed the 10, 15 and 60/70 hour limits.

13. Ensure all documents supporting records of duty status (such as toll, fuel, repair and other on-the-road expense receipts, as well as invoices, bills of lading, dispatch records, etc.) are kept on file for at least 6 months.

14. IN ORDER TO QUALIFY FOR THE 100 AIR-MILE RADIUS EXEMPTION THE DRIVER MUST MEET ALL REQUIREMENTS UNDER 395.1(E), WHICH INCLUDES OPERATING WITHIN 100 AIR-MILES OF REPORTING LOCATION, RELEASED FROM WORK WITHIN 12 HOURS, 8 CONSECUTIVE HOURS OFF DUTY, DOES/NOT DRIVE MORE THAN 10 HOURS, AND MUST MAINTAIN TRUE AND ACCURATE TIME RECORDS FOR A PERIOD OF SIX MONTHS.

15. Ensure all employees involved in handling hazardous materials shipments are properly trained and familiar with the regulations applicable to their jobs in the hazardous materials transportation system.

16. Within 15 days, send a letter to our office describing what actions you have taken in response to this review to ensure you are complying with the Federal Motor Carrier Safety and Hazardous Materials Regulations.

17. Conduct periodic internal reviews of your maintenance, hazardous materials handling, driver qualification, hours of service control, accident reporting, training and other safety systems to ensure compliance.

--------------------------------------------------------------------------------
 RECEIVED BY :                          TITLE :
--------------------------------------------------------------------------------
                                    PART B

--------------------------------------------------------------------------------
 Worksheet   BICKNELL DISTRIBUTORS, INC.                          DATE: 01/30/95
 Report      USDOT:0333376                                        PAGE   1
--------------------------------------------------------------------------------
               Verification of Driver Qualification File Status
--------------------------------------------------------------------------------

An examination of your company's driver qualification files has revealed the following documents to be missing. Please indicate the status of each document listed below by noting beside it whether it was prepared but not maintained in the listed driver's qualification file, or was never prepared. Attach copies of any listed documents which you are able to locate. Please sign the form, including your title and the date on which you verified the information.

Hired: 08/06/94  Medical: 04/02/94  Trip:   /  /    REGULAR
       Failing to drug test driver - pre-employment
       Failing to document drug training for driver

Hired: 04/17/92  Medical: 10/22/91  Trip: 01/18/95  REGULAR
       Medical certificate expired        Syracuse, NY to Albany, NY & return
       Failing to document drug training for driver       (Interstate Freight)
       Using a physically unqualified driver, right eye 20/200

Hired: 05/09/94  Medical: 05/09/94  Trip:   /  /    REGULAR
       Failing to document drug training for driver

Hired: 04/27/94  Medical:   /  /    Trip: 05/25/94  REGULAR
       No medical certificate
       Failing to drug test driver - pre-employment
       Failing to document drug training for driver

Hired: 04/18/94  Medical:           Trip: 05/26/94  REGULAR
       No medical certificate             Windsor, CT to Sutton, MA
       Medical certificate expired
       Unqualified driver - VERIFIED positive CST
       Failing to drug test driver - pre-employment


Verified by                             Title                    Date
           ---------------------------       ------------------      ----------

                                 SCHEDULE 4.11
                                 -------------


TAXES

     See Schedule 4.4 for notifications required to be given to tax authorities in certain jurisdictions, which may make certain taxes immediately due and payable as of the Closing Date that would not otherwise be immediately due and payable in the ordinary course of business.

                                 SCHEDULE 4.12
                                 -------------



CONTRACTS
---------

1. Asset Purchase Agreement dated December 21, 1992, between Bicknell Distributors, Inc., JJSC, Inc. and John J. St. Cyr. - Written consent to assignment required from JJSC, Inc. and John J. St. Cyr.

2. Sales Agreement dated December 21, 1992, between JJSC and Bicknell Distributors, Inc., as amended by the Modification Agreement dated May 30, 1996, among Bicknell Distributors, Inc., JJSC, Inc. and John J. St. Cyr. - Written consent to assignment required from JJSC, Inc. and John J. St. Cyr.

3. License Agreement dated December 21, 1992, between JJSC, Inc. and Bicknell Distributors, Inc. - Obligations of Seller under agreement expire on December 21, 1997.

4. Promissory Note dated December 21, 1992 in the original amount of $346,358.13 issued by JJSC, Inc. and made payable to Bicknell Distributors, Inc., as secured by: (i) Security Agreement dated December 21, 1992, between JJSC, Inc. and Bicknell Distributors, Inc., and (ii) Stock Pledge Agreement dated December 21, 1992, among JJSC, Inc., John J. St. Cyr, Bicknell Distributors, Inc. and Ardiff & Morse, P.C.

5. Asset Purchase Agreement dated December 20, 1991, by and between Bicknell Distributros, Inc. and Central Pools & Supplies, Inc. - Written Consent to assignment required from Central Pools & Supplies, Inc.

6. Sales Agreement dated December 20, 1991, by and between Bicknell Distributors, Inc. and Central Pools Supplies, Inc., as amended by the Modification Agreement dated May 29, 1996, by and among Bicknell Huston Distributors, Inc., Central Pools & Supplies, Inc. and Sylvia P. Orfaly - Written Consent of Central Pools & Supplies, Inc. and Sylvia Orfaley are required to assign but this agreement should be completed and expire on December 15, 1997.

7. Promissory Note dated December 20, 1991 in the original amount of $250,174 issued by Central Pools & Supplies, Inc. ("CPS") and made payable to Bicknell Distributors, Inc. as secured by: (i) Security Agreement dated December 20, 1991, between CPS and Bicknell Distributors, Inc., (ii) Assignment of Lease dated December 20, 1991, between CPS and Bicknell Distributors, Inc., (iii) Limited Recourse Guaranty dated December 20, 1991, between Sylvia Orfaly and Bicknell Distributors, Inc., and (iv) Stock Pledge Agreement dated December 20, 1991, among CPS, Sylvia Orfaly, Bicknell Distributors, Inc. and Ardiff & Morse, P.C. - Obligations should be completed on December 15, 1997 under these documents.

8. Sales Agreement dated October 1, 1993, by and between PPG Industries, Inc. and Huston Distributors, Inc. - Written consent to assignment required from PPG Industries, Inc.

9. Lease Agreement dated April 5, 1995 between TriCon and Bicknell Distributors, Incorporated (copier). No mention of assignment in this lease.

10. Lease Agreement between Pitney Bowes and Bicknell Distributors, Incorporated (postage meter). No lease on hand, only an invoice.

11. Lease Agreement dated July 25, 1996 between Xerox Corporation and Bicknell-Huston Distributors, Incorporated (copier). Written consent from Xerox is required to assign this lease.

12. Lease Agreement between Neopost Leasing and Bicknell Huston Distributors, Incorporated (postage meter). Written consent from Neopost Leasing is required to assign this lease. This lease was not signed.

13. Lease Agreement between Ikon Capital and Bicknell Huston Distributors, Incorporated (copier). No lease on hand, only an invoice.

14. Lease Agreement dated March 15, 1996 between Minolta Leasing Services and Bicknell Huston Distributors, Incorporated (mail machine). Written consent from Minolta is required to assign this lease.

15. Lease Agreement dated April 8, 1996 between Neopost and Bicknell Pools, Incorporated (postage meter). No mention of assignment in this lease.

16. Lease Agreement dated April 24, 1995 between Lewis Boyle, Incorporated and Bicknell Distributors, Incorporated (lift truck). No mention of assignment in this lease.

17. Lease Agreement between Pitney Bowes and Bicknell Distributors, Incorporated (mail machine and postage meter). No lease on hand, only an invoice.

18. Lease Agreement between Pitney Bowes and Bicknell Distributors, Incorporated (postage meter). No lease on hand, only an invoice.

19. Lease Agreement between Hyster Credit Company and Bicknell-Huston Distributors, Incorporated (forklift). No lease on hand, only an invoice.

20. Lease Agreement between Hyster Credit Company and Bicknell-Huston Distributors (forklift). No lease on hand, only an invoice.

21. Lease Agreement between Pitney Bowes and Bicknell Distributors, Incorporated (postage meter). No lease on hand, only an invoice.

22. Lease Agreement dated May 15, 1997 between Hyster New England, Incorporated and Bicknell-Huston Distributors, Incorporated (lift truck). Written consent from Hyster New England, Incorporated is required to assign this lease.

23. Lease Agreement dated November 21, 1995 between Ful Incorporated/Mellon First United and Huston Distributors, Incorporated (sweeper). Written consent from Mellon/Ful Incorporated is required to assign this lease.

24. Lease Agreement dated June 10, 1996 between Modern Handling Equipment of New Jersey, Incorporated and Bicknell-Huston Distributors, Incorporated (lift truck). No mention of assignment in this lease.

25. Lease Agreement dated February 19, 1997 between Modern Handling Equipment of New Jersey, Incorporated and Bicknell-Huston Distributors, Incorporated (forklift). No mention of assignment in this lease.

26. Lease Agreement dated March 13, 1997 between Modern Handling Equipment of New Jersey, Incorporated and Bicknell-Huston Distributors, Incorporated (forklift). No mention of assignment in this lease.

27. Lease Agreement between Pitney Bowed and Bicknell-Huston Distributors, Incorporated (mailing machine). No lease on hand, only an invoice.

28. Lease Agreement dated March 17, 1995 between General Electric Capital and Pacific Industries (phone system). This Agreement may not be sold, transferred or assigned.

29. Lease Agreement dated 1/31/97 between Pitney Bowes, Incorporated and Bicknell-Huston Distributors, Incorporated (postage meter). No mention of assignment in this lease.

30. Lease Agreement dated March 10, 1997 between American Office Equipment, Incorporated/Tokai Financial Services and Bicknell-Huston Distributors, Incorporated (Ricoh copier). Written consent from Tokai Financial Services, Incorporated is required to assign this lease.

31. Lease Agreement between Swana Business Credit Corporation and Huston Distributors, Incorporated (forklift). No lease on hand, only an invoice.

32. Lease Agreement dated July 13, 1994 between Pitney Bowes Credit Corporation and Huston Distributors, Incorporated (postage scale). Written consent from Pitney Bowes is required to assign this lease.

33. Lease Agreement dated February 24, 1997 between Canon Financial Services and Bicknell-Huston Distributors, Incorporated (copier/cabinet). Written consent from Canon Financial Services is required to assign this lease.

34. Lease Agreement dated July 16. 1996 between Pitney Bowes Credit Corporation and Bicknell-Huston Distributors, Incorporated (postage meter). Written consent from Pitney Bowes Credit Corporation is required to assign this lease.

35. Lease Agreement between Xerox Corporation and Bicknell-Huston Distributors, Incorporated (copier). No lease on hand, only an invoice.

36. Lease Agreement dated October 23, 1991 between Lewis Boyle, Incorporated and Bicknell Distributors, Incorporated (lift truck). No mention of assignment in this lease.

37. Lease Agreement between Neopost Leasing and Bicknell-Huston Distributors, Incorporated (mail machine). No lease on hand, only an invoice.

38. Lease Agreement dated April 24, 1995 between Lewis Boyle, Incorporated and Bicknell Distributors, Incorporated (lift truck). No mention of assignment in this lease.

39. Lease Agreement between Leas-Co Leasing, Inc. and Bicknell-Huston Distributors, Incorporated (copier). No lease on hand, only an invoice.

40. Lease Agreement dated March 27, 1995 between Yale Financial Services, Incorporated and Huston Distributors, Incorporated (forklift). No mention of assignment in this lease.

41. Lease Agreement dated March 10, 1995 between Hilo Maintenance Systems, Incorporated and Huston Distributors, Incorporated (forklift). Written consent from Hilo Maintenance Systems, Incorporated is required to assign this lease.

42. Lease Agreement dated March 20, 1995 between Republic Leasing Company, Incorporated and Huston Distributors, Incorporated (upright frames) No mention of assignment in this lease.

43. Lease Agreement dated March 28, 1995 between Hilo Maintenance Systems, Incorporated and Huston Distributors, Incorporated (forklift). Written consent from Hilo Maintenance Systems, Incorporated is required to assign this lease.

44. Lease Agreement dated March 22, 1995 between AT&T Credit Corporation and Huston Distributors (phone system). This agreement may not be assigned, sold or transferred.

45. Lease Agreement dated January 29, 1996 between Ascom Hasler Mailing Systems, Incorporated and Bicknell-Huston Distributors, Incorporated (postage meter). No mention of assignment in this lease.

46. Consulting Agreement dated August 26, 1997 between Mega Logistics Division and Bicknell-Huston Distributors, Incorporated (freight management/consulting agreement). No mention of assignment in this agreement.

47. Consulting Agreement dated June 6, 1994 between International Lease Consultants, Incorporated and Huston Distributors, Incorporated (motor vehicle lease consultants). No mention of assignment in this agreement.

48. Confidentiality Agreement dated January 6, 1993, between Loudon Plastics, Inc., an affiliate of Seller, and Jon Hulme.

49.  Real estate leases set forth on Schedule 4.8(a).

50. Open purchase orders of Seller for the purchase or sale of product entered into in the ordinary course of business.

51. Oral contract with Bicknell Tidewater pursuant to which Bicknell Tidewater (for a service charge of $500 per month) can purchase product from Seller at several percentage points above cost.

Note: The following agreements are agreements to which Seller is bound but which shall be retained by Seller:

          (i) Twenty-one vehicles leased through U.S. Fleet Leasing under Cookson America Master Auto Lease Agreement - Lease to be retained by Seller - Buyer will need to enter into new lease for the vehicles directly with U.S. Fleet Leasing.

          (ii) Asset Purchase Agreement dated April 19, 1993, by and among Huston Distributors, Inc. (now known as Bicknell Huston Distributors, Inc.), Huston Supply Company, Inc., Douglas F. Colson and Steven A. Colson, and all of the collateral documents executed in connection therewith - To be retained by Seller.

          (ii) Asset Purchase Agreement dated October 1, 1993, by and among Bicknell Distributors, Inc. (now known as Bicknell Huston Distributors, Inc.), Aqua World Pool Products, Inc., John Stiglmeier, Jr. and Leonard Rosenberg, and all of the collateral documents executed in connection therewith - To be retained by Seller.

          (iii) Asset Purchase Agreement dated January 4, 1994, by and among Bicknell Distributors, Inc. (now known as Bicknell Huston Distributors, Inc.), Aqua Fab Industries, Inc., Weatherking Products, Inc., Armory Distributors, Inc. and Heldor Corporation, and all of the collateral documents executed in connection therewith - To be retained by Seller.

          (iv)   Insurance policies - To be retained by Seller.

          (v)    Employee Benefit Plans - See Schedule 4.18.

Note: It is likely that Clear Blue will decrease or suspend purchase of products from Seller due to its financial problems - See Schedule 4.7

                                 SCHEDULE 4.13
                                 -------------


PROPRIETARY RIGHTS
------------------

(1)  The Seller has used the following common law trade names:

          Bicknell
          Huston

(2)  The Seller has used the following common law servicemark:

          BHD with logo


(3)  The Seller has used the following brand names:

          Heritage

          Whale Brand


See License Agreement referenced as Item No. 3 on Schedule 4.12 for restriction on use of "Bicknell".

Note: Seller has not registered the tradenames, servicemarks or brand names referenced above.

                                 SCHEDULE 4.14
                                 -------------

LITIGATION
----------

1. Daniel J. Matthews and Sandra Matthews v. Ken Adams, Jr. and Sally Adams and Anderson Aquatic Group, Inc. and Anderson Aquatic Group, Inc. v. Huston Supply and Bicknell/Huston Distributors, individually and successor in interest to Huston Supply and Fort Wayne Pools - (Superior Court of New Jersey, Atlantic County) (1996) - Lawsuit relates to an action for contribution by Anderson Aquatic Group, Inc. for liabilities arising in connection with a lawsuit brought against Anderson Aquatic Group, Inc. by Daniel J. Matthews and Sandra Matthews for injuries incurred in connection with a swimming pool accident. Anderson Aquatic Group, Inc. alleges that Huston Supply, Inc. designed and drew specifications for and sold the pool and diving board to which the accident relates. Anderson Aquatic Group, Inc. also alleges that Bicknell Huston Distributors, Inc. is the successor-in-interest to Huston Supply, Inc. It is unclear as to the amount of damages for which contribution is requested by Anderson Aquatic Group, Inc. from Bicknell Huston Distributors, Inc. This claim relates to activities of Huston Supply, Inc. which occurred prior to the acquisition of the pool supply distributor business of Huston Supply, Inc. by Bicknell Huston Distributors, Inc. Pursuant to the Asset Purchase Agreement with Huston Supply, Inc., Bicknell Huston Distributors, Inc. never assumed any liabilities for such pre-closing activities of Huston Supply, Inc. and the matter has been forwarded to Huston Supply, Inc. and its insurer for defense and indemnification.

2. William C. Nicholson v. Pocono Pool Products North, Inc., Aqua World Pool Products, Inc., SR Smith, Inc., Cypress Pools, Ltd., Bicknell/Huston Distributors, Inc. and Loudon Plastics, Inc. (Supreme Court of New York, County of Albany) (1996) -The lawsuit relates to claims for injuries incurred in connection with a swimming pool accident which occurred on or prior to October 1, 1993, and relate to a pool with a liner purchased from Aqua World Pool Products, Inc. Mr. Nicholson sets forth four causes of action for which he is to demanding judgment in the amount of $1,000,000 for each cause of action. The liner in question was allegedly acquired from Aqua World Pool Products, Inc. prior to the acquisition of the assets of Aqua World Pool Products, Inc. by Bicknell Huston Distributors, Inc. Pursuant to the Asset Purchase Agreement with Aqua World Pool Products, Inc., Bicknell Huston Distributors, Inc. did not assume any responsibility for these pre-closing acts. As a result, the matter has been forwarded to Aqua World Pool Products, Inc. and its insurer for defense and indemnification.

3. Workers' compensation claims occurring in the ordinary course of business, including those claims referenced on the Loss Detail Report - Workers' Compensation for the period 8/26/97 to 9/24/97 attached hereto as Annex 4.14-A.

4. Claims by customers for the replacement, repair, or refund of products occurring in the ordinary course of business and which are consistent with the 1% of Seller's annual sales experience since January 1, 1995 for replacement, repair or refunds of products.

                                 ANNEX 4.14-A

PACIFIC INDUSTRIES
                                            Policy Number:  DWP 80741176
                                            Policy Period:  04-01-97 to 04-01-98
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0007

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
MC CONNELL, MA   09-03-97  FOREIGN BODY   WHILE PULLING A BOX, SHELF DUST ENTERED EYES.
                 09-05-97  FOREIGN BODY   SYRACUSE, NY
OPEN             --        LABORER        NEW YORK
160-117988       2 DAYS    4475           N/N
                           22 / M
                                          MEDICAL              0         0          0         0         0         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                               0         0          0         0         0         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0007 TOTALS          0         0          0         0         0         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 100%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 014 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DWP 80741176
                                            Policy Period:  04-01-97 to 04-01-98
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0009

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
ERVIN, FRANCIS   05-15-97  SLIPPED NO FALL  EE DESCENDED FROM THE TRUCK & SLIPPED ON A BOARD TURNING HIS ANKLE.
                 05-16-97  SPRAIN           DELANCO, NJ
OPEN             --        SHIPPING MGR     NEW JERSEY
160-113568       1 DAYS    8018             N/N
                           00 / M
                                            INDEMNITY      1,134     1,518          0         0     2,652         N/A         N/A
                                            MEDICAL        1,761     4,202        895         0     6,858         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                           2,895     5,720        895         0     9,510         N/A         N/A*
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0009 TOTALS      2,895     5,720        895         0     9,510         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 100%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 015 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DWP 80741176
                                            Policy Period:  04-01-97 to 04-01-98
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0010

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
JHONSON, WILLY   08-04-97  LIFTING          EMPLOYEE WAS LIFTING LINERS AND SUFFERED INJURY TO LOWER BACK
                 08-12-97  STRAIN           BOUND BROOK, NJ
CLOSED           08-25-97  PACKER           NEW JERSEY
160-117041       8 DAYS    8018             N/N
                           29 / M
                                            MEDICAL           59         0          0         0        59         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                              59         0          0         0        59         N/A         N/A

PASTER, JOHN     04-23-97  HOLD/CARRYING    WHILE PULLING MERCHANDISE OFF RACK & CARRYING A LINER THE EMPLOYEE INJURED NECK
                 04-24-97  STRAIN           BOUND BROOK, NJ
CLOSED           06-24-97  TRAFFIC MANAGER  NEW JERSEY
160-544938       1 DAYS    8018             N/N
                           34 / M
                                            INDEMNITY        375         0          0         0       375         N/A         N/A
                                            MEDICAL          228         0        895         0     1,123         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             603         0        895         0     1,498         N/A         N/A*
                                                           -----     -----      -----     -----     -----       -----       -----
                                            0010 TOTALS      662         0        895         0     1,557         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 50%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 50%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 016 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DWP 80741176
                                            Policy Period:  04-01-97 to 04-01-98
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0011

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
DOIRON, DENIS    08-26-97  LIFTING         EMPLOYEE WAS LIFTING A COVER WHEN HIS MID BACK BEGAN TO HURT.
                 08-27-97  STRAIN          HOPKINGTON, MA
OPEN             --        SUPERVISOR      MASSACHUSETTS
160-117688       1 DAYS    8018            N/N
                           44 / M
                                           INDEMNITY         450       600          0         0     1,050         N/A         N/A
                                           MEDICAL            31     2,869          0         0     2,900         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             481     3,469          0         0     3,950         N/A         N/A*

PICARD, KAREN    08-20-97  CUMULATIVE INJ  EMPLOYEE INJURED NECK DUE TO SPENDING TIME ON THE PHONE, MAKING COLLECTION CALLS
                 08-25-97  STRAIN          HOPKINGTON, MA
OPEN             --        COLLECTNS SPEC  MASSACHUSETTS
160-117550       5 DAYS    8810            N/N
                           42 / F
                                           MEDICAL             0         0          0         0         0         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                               0         0          0         0         0         N/A         N/A

DELNEGRO, PHIL   07-08-97  ANIMAL/INSERT   THE EMPLOYEE WAS BITTEN BY A SPIDER ON HIS RIGHT CALF WHILE SLEEPING IN A HOTEL.
                 07-15-97  INFECTION       HOPKINGTON, MA
OPEN             --        MANAGER         MASSACHUSETTS
160-115767       7 DAYS    8018            N/N
                           29 / M
                                           MEDICAL             0         0          0         0         0         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                               0         0          0         0         0         N/A         N/A

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 017 of 047

PACIFIC INDUSTRIES                         Policy Number: DWP  80741176
                                           Policy Period:   04-01-97 to 04-01-98
                                           Account Number:  96115712918
                                           Report Period:   8-26-97 to 9-24-97
                                           Producer: MARSHALL & STERLING

Loss Detail Report - Workers' Compensation
Reporting Level: 0011

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source   Description
SSN           Report Date  Nature          Loss Location
Status        Closed Date  Occupation      Jurisdiction           Estimated                                              Incurred
Claim Number  Timeliness   Class Code      Atty/Suit        Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex         Coverage      To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
WYNNE, ANNE   06-09-97     SLIPPED NO FALL EE DESCENDED A FLIGHT OF STAIRS CARRYING REPORTS, HER LT KNEE BUCKLED CAUSING IN
              06-11-97     STRAIN          HOPKINTON, MA
CLOSED        07-16-97     ACCOUNTANT      MASSACHUSETTS
160-114497    2 DAYS       8810            N/N
                           48/F
                                          MEDICAL            151         0          0         0       151         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             151         0          0         0       151         N/A         N/A*
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0011 TOTALS        632     3,469          0         0     4,101         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS =  50%   4 TO 7 DAYS = 50%  8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 018 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DWP 80741176
                                            Policy Period:  04-01-97 to 04-01-98
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0012

-----------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source    Description
SSN           Report Date  Nature           Loss Location
Status        Closed Date  Occupation       Jurisdiction            Estimated                                              Incurred
Claim Number  Timeliness   Class Code       Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level               Age/Sex          Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
-----------------------------------------------------------------------------------------------------------------------------------
CURRY, RON     06-06-97    LIFTING          WHILE EE WAS UNLOADING A TRUCK, HE HIT HIS HEAD ON SOME PVC, CAUSING A HEADACHE.
               06-07-97    CONCUSSION       NESCONSET, NY
CLOSED         09-04-97    WAREHSEMAN       NEW YORK
160-114351     1 DAY       4475             N/N
                           23 / M
                                            MEDICAL            122         0         55         0       177         N/A         N/A
                                                             -----     -----      -----     -----     -----       -----       -----
                                                               122         0         55         0       177         N/A         N/A

JONES, THOMAS  05-17-97    DIFFERENT LEVEL  EMPLOYEE TRIPPED AND FELL ON CURB BRUISING RIGHT SHIN BONE.
               05-19-97    CONTUSION        RONKONKOMA, NY
CLOSED         06-20-97    SALESMAN         NEW YORK
160-113590     2 DAYS      8742             N/N
                           00 / M
                                            MEDICAL             49         0          0         0        49         N/A         N/A
                                                             -----     -----      -----     -----     -----       -----       -----
                                                                49         0          0         0        49         N/A         N/A
                                                             -----     -----      -----     -----     -----       -----       -----
                                            0012 TOTALS        171         0         55         0       226         N/A         N/A



TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 100%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 019 of 047

PACIFIC INDUSTRIES
                                           Policy Number:   DZP 80704656
                                           Policy Period:   04-01-96 to 04-01-97
                                           Account Number:  96115712918
                                           Report Period:   8-26-97 to 9-24-97
                                           Producer:        MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0013

----------------------------------------------------------------------------------------------------------------------------------
Employee       Loss Date    Injury Source  Description
SSN            Report Date  Nature         Loss Location
Status         Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number   Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report Level                Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
----------------------------------------------------------------------------------------------------------------------------------
IVALVE, SIMON  04-02-96     LADDER/SCAFFOLD EMPLOYEE WAS WALKING DOWN ROLLING LADDER AND MISSED STEP FALLING FRACTURING RIGHT
               04-03-96     FRACTURE        WINDSOR, CT
OPEN              --        WAREHOUSEMAN    CONNECTICUT
160-526381      1 DAY       8018            N/N
                            48 / M
                                            INDEMNITY          170     6,000          0         0     6,170         N/A         N/A
                                            MEDICAL          2,610         0        152         0     2,762         N/A         N/A
                                                             -----     -----      -----     -----     -----       -----       -----
                                                             2,780     6,000        152         0     8,932         N/A         N/A
                                                             -----     -----      -----     -----     -----       -----       -----
                                            0013 TOTALS      2,780     6,000        152         0     8,932         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 100%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 022 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0000

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction             Estimated                                             Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex        Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
SMITH, RANDALL   08-02-96  MISC CUT/SCRAPE  LACERATION TO THE LEFT THUMB FROM A SHARP EDGE . . . .
                 08-06-96  LACERATION       CRANBERRY TOWNSHIP,
CLOSED           08-29-96  DRV./WAREHOUSE   PENNSYLVANIA
610-752071       4 DAYS    0924             N/N
                           41 / M
                                          MEDICAL            246         0         50         0       296         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             246         0         50         0       296         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0000 TOTALS        246         0         50         0       296         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 0%   4 TO 7 DAYS = 100%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 025 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0004

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction             Estimated                                             Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex        Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
HALL, KEVIN      08-05-96  LIFTING         EMPLOYEE WAS LIFTING PACKAGES AND FELT PAIN IN GROIN AREA.
###-##-####      09-09-96  STRAIN          ALBANY, NY
CLOSED           09-20-96  LABORER         NEW YORK
160-534664       35 DAYS   8018            N/N
                           24 / M
                                           MEDICAL           178         0          0         0       186         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             178         0          0         0       186         N/A         N/A

WINNIE, ROBERT   07-10-96  LIFTING         EMPLOYEE FELT PAIN IN HIS GROIN AREA AFTER LIFTING SOME BOXES (EPIDIDYMITIS)
                 07-11-96  INFECTION       ALBANY, NY
CLOSED           09-17-96  WAREHOUSE EE    NEW YORK
160-531624       1 DAYS    4475            N/N
                           23 / M
                                           INDEMNITY           0         0         77         0        77         N/A         N/A
                                           MEDICAL             0         0         13         0        13         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                               0         0         90         0        90         N/A         N/A

ELLIS, RONALD    06-11-96  MOTOR VEHICLE   EMPLOYEE'S CAR WAS REAR ENDED BY ANOTHER CAR WHEN EMPLOYEE STOPPED HIS CAR.
                 06-18-96  OTHER CUMULATV  NEW HARTFORD, NY
CLOSED           07-18-96  SALESMAN        NEW YORK
160-530425       7 DAYS    8742            N/N
                           49 / M
                                           MEDICAL           711         0         26         0       737         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             711         0         26         0       737         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                           0004 TOTALS       889         0        124         0     1,013         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 33%   4 TO 7 DAYS = 33%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 33%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 039 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0006

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction             Estimated                                              Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex        Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
CAGNEY, JAMES    12-16-96  FALLING OBJECT  A WOODEN RACK FELL ON THE EMPLOYEES RIGHT FOOT CAUSING A FRACTURE TO HIS BIG TOE
                 12-16-96  FRACTURE        MIDDLETON, MA
OPEN             --        SHIPPER         MASSACHUSETTS
160-530482       SAME DAY  8018            N/N
                           48 / M
                                          INDEMNITY            0     1,500          0         0     1,500         N/A         N/A
                                          MEDICAL            886         0        960         0     1,846         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             886     1,500        960         0     3,346         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0006 TOTALS        886     1,500        960         0     3,346         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 100%   1 TO 3 DAYS = 0%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 040 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0008

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction             Estimated                                             Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex        Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
VESCOVI, KIP     06-06-96  MISC ALL OTHER  EMPLOYEE STATED THAT HE FELT LIGHTHEADED AND THEN PASSED OUT AND HIT HIS HEAD ON
                 06-06-96  UNDEFINED       BATAVIA, NY
CLOSED           04-04-97  FINANCE LEIASO  NEW YORK
160-529810       SAME DAY  8810
                           25 / M
                                          MEDICAL              0         0         17         0        17         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                               0         0         17         0        17         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0000 TOTALS          0         0         17         0        17         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 100%   1 TO 3 DAYS = 0%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 041 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0009

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source  Description
SSN           Report Date  Nature         Loss Location
Status        Closed Date  Occupation     Jurisdiction             Estimated                                             Incurred
Claim Number  Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex        Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
JOHNSON, STEVE   08-06-96  MISC STRUCK     EMPLOYEE'S CHEST WAS BRUISED WHEN HIS BODY WAS THROWN AGAINST STEERING COLUMN OF)
                 08-08-96  CONTUSION       DELANCO, NJ
CLOSED           12-17-96  SHIPPING        NEW JERSEY
160-533140       2 DAYS    8018            N/N
                           37 / M
                                           INDEMNITY         429         0          0         0       429         N/A         N/A
                                           MEDICAL           236         0         25         0       261         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             665         0         25         0       690         N/A         N/A

JOHNSON, STEVE   07-17-96  FALLING OBJECT  EMPLOYEE WAS LOADING A TRUCK WHEN A PALLET FELL ONTO HIS RIGHT FOOT.
                 07-18-96  CONTUSION       DELANCO, NJ
CLOSED           10-17-96  WAREHOUSEMAN    NEW JERSEY
160-531957       1 DAYS    8018            N/N
                           37 / M
                                           MEDICAL           150         0         19         0       169         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             150         0         19         0       169         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0009 TOTALS        815         0         44         0       859         N/A         N/A

TIMELINESS PERCENTAGE:

SAME DAY = 0%   1 TO 3 DAYS = 100%   4 TO 7 DAYS = 0%   8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 042 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0010

------------------------------------------------------------------------------------------------------------------------------------
Employee         Loss Date    Injury Source  Description
SSN              Report Date  Nature         Loss Location
Status           Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number     Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level                  Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
------------------------------------------------------------------------------------------------------------------------------------
HUERTA, WILLIA      08-16-96  DUST/FUMES/GAS WHILE SCRUBBING FLOORS WITH CHEMICALS, THE EMPLOYEE WAS EXPOSED TO TOXIC FUMES.
                    10-29-97  HERNIATED DISK DUND BROOK, NJ
CLOSED              11-25-96  WAREHOUSEMAN   NEW JERSEY
160-537253          74 DAYS   8018           N/N
                              34 / M
                                             MEDICAL            400         0         20         0       420         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                400         0         20         0       420         N/A         N/A

O'BRIEN, SEAN       08-16-96  DUST/FUMES/GAS WHILE SCRUBBING FLOORS WITH CHEMICALS, THE EMPLOYEE WAS EXPOSED TO TOXIC FUMES.
                    10-29-97  HERNIATED DISK DUND BROOK, NJ
CLOSED              11-26-96  WAREHOUSEMAN   NEW JERSEY
160-537256          74 DAYS   8018           N/N
                              24 / M
                                             MEDICAL            291         0         19         0       310         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                291         0         19         0       310         N/A         N/A

HUERTA, WILLIA      07-26-96  FOREIGN BODY   EMPLOYEE REPORTED IRRITATION IN ONE OF HIS EYES.
                    07-26-96  FOREIGN BODY   BOUND BROOK, NJ
CLOSED              PENDING   ORDER PICKER   NEW JERSEY
160-532489          SAME DAY  8018           N/N
                              00 / M
                                             MEDICAL            367         0         17         0       384         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                367         0         17         0       384         N/A         N/A

O'BRIEN, SEAN       06-12-96  FOREIGN BODY   FOREIGN BODY IN EYE
                    06-17-96  FOREIGN BODY   BOUND BROOK, NJ
CLOSED              08-27-97  WAREHOUSE      NEW JERSEY
160-530329          5 DAYS    8018           N/N
                              24 / M
                                             MEDICAL            455         0         22         0       477         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                455         0         22         0       477         N/A         N/A


* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                   Customer Copy                                               WC 043 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-96 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0010

------------------------------------------------------------------------------------------------------------------------------------
Employee         Loss Date    Injury Source  Description
SSN              Report Date  Nature         Loss Location
Status           Closed Date  Occupation     Jurisdiction            Estimated                                              Incurred
Claim Number     Timeliness   Class Code     Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level                  Age/Sex        Coverage       To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
------------------------------------------------------------------------------------------------------------------------------------
MITCHELL, JERO      05-28-96  CUMULATIVE INJ CONSTANT REPETITIVE LIFTING AND BENDING.
                    08-12-96  OTHER CUMULATV BOUND BROOK, NJ
CLOSED              12-17-96  SHIP/WHSEMAN   NEW JERSEY
160-533426          76 DAYS   8018           N/N
                              38 / M
                                             INDEMNITY        4,500         0      1,353         0     5,853         N/A         N/A
                                             MEDICAL             65         0        295         0       360         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                              4,565         0      1,648         0     6,213         N/A         N/A

                                                              -----     -----      -----     -----     -----       -----       -----
                                             0010 TOTALS      6,078         0      1,726         0     7,804         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 20%  1 TO 3 DAYS = 0%     4 TO 7 DAYS = 20%  8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 60%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                   Customer Copy                                               WC 044 of 047

PACIFIC INDUSTRIES
                                            Policy Number:  DZP 80704660
                                            Policy Period:  04-01-97 to 04-01-97
                                            Account Number: 96115712918
                                            Report Period:  8-26-97 to 9-24-97
                                            Producer:       MARSHALL & STERLING

                                                           [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0011

------------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source     Description
SSN           Report Date  Nature            Loss Location
Status        Closed Date  Occupation        Jurisdiction             Estimated                                             Incurred
Claim Number  Timeliness   Class Code        Atty/Suit         Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex           Coverage       To Date    Payments  To Date   To Date  Incurred     To Date  Deductible
------------------------------------------------------------------------------------------------------------------------------------
MC DERMOTT, DAN  09-16-96  COLL W/VEHICLE    WHILE STOPPED FOR ANOTHER VEHICLE EMPLOYEE'S TRUCK WAS REARENDED BY A STATE TROO)
                 09-17-96  STRAIN            HOPKINTON, MA
CLOSED           10-10-96  DRIVER            MASSACHUSETTS
160-535096       1 DAY     7380              N/N
                           23 / M
                                             MEDICAL            558         0          0         0       576         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                558         0          0         0       576         N/A         N/A

HYLAND, MICHAE   07-17-96  MISC IN/BETWEEN   EMPLOYEE CAUGHT HIS LEFT FOOT UNDER A PALLET CAUSING BRUISING.
                 07-18-96  CONTUSION         HOPKINTON, MA
CLOSED           08-16-96  PICK UP COUNTE    MASSACHUSETTS
160-531954       1 DAY     8018              N/N
                           35 / M
                                             MEDICAL            129         0          5         0       134         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                129         0          5         0       134         N/A         N/A

DOIRON, STEVEN   07-15-96  FALLING OBJECT    A BOX SLID OFF THE TRUCK AND STRUCK THE EMPLOYEE IN HIS LEFT FOOT CAUSING A CONT)
                 07-16-96  CONTUSION         HOPKINTON, MA
CLOSED           08-22-96  SHIPPER RECEIV    MASSACHUSETTS
160-531769       1 DAY     8018              N/N
                           20 / M
                                             MEDICAL            157         0          6         0       163         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                157         0          6         0       1163        N/A         N/A

KANZ, WALTER     07-11-96  PUSHING/PULLING   PALLET JACK STARTED TO GO OVER AND EMPLOYEE STARTED TO PULL IT BACK INJURING LEF)
                 07-11-96  STRAIN            MARSHFIELD, MA
CLOSED           07-25-96  DRIVER            MASSACHUSETTS
160-531684       1 DAY     7380              N/N
                           46 / M
                                             MEDICAL            416         0         13         0       429         N/A         N/A
                                                              -----     -----      -----     -----     -----       -----       -----
                                                                416         0         13         0       429         N/A         N/A


* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 045 of 047

PACIFIC INDUSTRIES                         Policy Number: DZP  80704660
                                           Policy Period:   04-01-96 to 04-01-97
                                           Account Number:  96115712918
                                           Report Period:   8-26-97 to 9-24-97
FIREMAN'S FUND                             Producer: MARSHALL & STERLING

Loss Detail Report - Workers' Compensation
Reporting Level: 0011

---------------------------------------------------------------------------------------------------------------------------------
Employee      Loss Date    Injury Source   Description
SSN           Report Date  Nature          Loss Location
Status        Closed Date  Occupation      Jurisdiction           Estimated                                              Incurred
Claim Number  Timeliness   Class Code      Atty/Suit        Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level               Age/Sex         Coverage      To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
---------------------------------------------------------------------------------------------------------------------------------
PARKER, ERIC  05-01-96     MISC CUT/SCRAPE EMPLOYEE EMPTYING TRASH INTO DUMPSTER, NAIL IN TRASH CUT HIS RIGHT HAND MIDDLE F
              05-01-96     LACERATION      HOPKINTON, MA
CLOSED        05-22-96     RECEIVER        MASSACHUSETTS
160-527815    SAME DAY     8018            N/N
                           23/M
                                          MEDICAL            120         0          5         0       125         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                             120         0          5         0       125         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                          0011 TOTALS      1,380         0         47         0     1,427         N/A         N/A
TIMELINESS PERCENTAGE:

SAME DAY = 20%  1 TO 3 DAYS =  80%   4 TO 7 DAYS =  0%  8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 0%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 046 of 047

PACIFIC INDUSTRIES                         Policy Number: DZP  80704660
                                           Policy Period:   04-01-96 to 04-01-97
                                           Account Number:  96115712918
                                           Report Period:   8-26-97 to 9-24-97
FIREMAN'S FUND                             Producer: MARSHALL & STERLING

                                                                                                              [FIREMAN'S FUND LOGO]

Loss Detail Report - Workers' Compensation
Reporting Level: 0012



-----------------------------------------------------------------------------------------------------------------------------------
Employee        Loss Date    Injury Source   Description
SSN             Report Date  Nature          Loss Location
Status          Closed Date  Occupation      Jurisdiction           Estimated                                              Incurred
Claim Number    Timeliness   Class Code      Atty/Suit        Paid  Additional  Expense  Recovery     Total  Deductible         Net
Report level                 Age/Sex         Coverage      To Date  Payments    To Date   To Date  Incurred     To Date  Deductible
-----------------------------------------------------------------------------------------------------------------------------------
MULRY, TIMOTHY  09-18-96     LIFTING         EMPLOYEE FELT PAIN IN HIS BACK THE DAY AFTER HE HAD MOVED VINYL LINERS AT WORK.
                02-19-97     STRAIN          RONKONKOMA, NY
CLOSED          07-22-97     BRANCH MANAGER  NEW YORK
160-542192      154 DAYS     8018            N/N
                             40/M
                                             MEDICAL       6,255         0        250         0     6,505         N/A         N/A
                                                           -----     -----      -----     -----     -----       -----       -----
                                                           6,255         0        250         0     6,505         N/A         N/A

KAPLAN, JOSHUA 06-06-96      LIQUID SPILLS   UNLOADING A TRUCK, SLIPPED ON POOL BASE AND WATER HIT LEFT KNEE CAP ON METAL PLA
               06-07-96      STRAIN          RONKONKOMA, NY
CLOSED         09-05-96      WHSE WKR        NEW YORK
160-529867     1 DAYS        4475            N/N
                             21/M
                                             MEDICAL         141         0          0         0       141         N/A         N/A
TIMELINESS PERCENTAGE:                                     -----     -----      -----     -----     -----       -----       -----
                                                             141         0          0         0       141         N/A         N/A

                                                           -----     -----      -----     -----     -----       -----       -----
                                          0012 TOTALS      6,396         0        250         0     6,646         N/A         N/A


SAME DAY =  0%  1 TO 3 DAYS =  50%   4 TO 7 DAYS =  0%  8 TO 13 DAYS = 0%   14 TO 21 DAYS = 0%   OVER 21 DAYS = 50%

* = Financial Activity    # = Claim Has Not Cleared Accounting Process

Valuation Date: 09-24-97                                Customer Copy                                               WC 047 of 047

                                 SCHEDULE 4.16
                                 -------------


GOVERNMENTAL LICENSES, PERMITS AND CONSENTS
-------------------------------------------

1.   Maryland Sales and Use Tax License;
2.   New York State Department of Taxation- Sales Tax;
3.   New Jersey Sales and Use Tax Certificate;
4.   Vermont Sales and Use Tax Permit;
5.   Rhode Island Permit to Make Sales at Retail;
6.   Connecticut sales and Use Tax Permit;
7.   Ohio Use Tax Certificate;
8.   Pennsylvania sales Tax Registration Certificate;
9.   Maine Sales and Use Tax Form;
10.  Certificates of Occupancy for the various branch locations;
11.  Registration of motor vehicles owned by Seller.
12.  See the environmental licenses and permits referenced on Schedule 4.10

Note: To the Knowledge of Seller, none of the licenses or permits may be transferred.

                                 SCHEDULE 4.17
                                 -------------


EMPLOYEE MATTERS
----------------

     The Seller has been required by the Massachusetts Attorney General's Office to change approximately 27 employees classified as exempt to non-exempt for January 1, 1998 to comply with a wage audit performed by the Massachusetts Attorney General's office in 1997.

                                 SCHEDULE 4.18
                                 -------------


EMPLOYEE BENEFIT PLANS
----------------------

A.   Retirement Plan:

          Loudon Plastics, Inc. 401(k) Profit Sharing Plan

B.   Employee Stock Purchase Plan:

          Cookson Group U.S. Employee Stock Purchase Plan

C.   Welfare Benefits:

          1.   Cookson America, Inc. Point-of-Service Medical Plan:

               (a)  Tufts -- Hopkinton, MA
               (b)  HealthAmerica/Coordinated Care -- Zelienople, PA
               (c)  Metra Health -- Windsor, CT
               (d)  Independent Health -- Albany, NY
               (e)  PruCare -- Boundbrook, NJ

          2.   Prudential Comprehensive 100 Medical Plan (out-of-area employees)

          3.   Cookson America, Inc. Pre-Tax Premium Plan

          4.   Cookson America, Inc. Long-Term Disability Plan

          5.   Cookson America, Inc. Business Travel Accident Plan

          6. CIGNA Dental 25; CIGNA Dental 25 PPO Program (Windsor, CT and Boundbrook, NJ only)

          7.   Life Insurance (One Times Pay)

          8.   Caremark Prescription Drug Plan

          9.   Cookson America, Inc. Group Universal Life Insurance

          10.  Cookson America, Inc. Vision 20/20 Plan

D.   Bonuses

     Seller pays bonuses to the following bonus plans after year-end performance has been finalized with the bonus amounts being accrued at year end:

          Executive
          Management
          Branch Managers
          Mid-Management
          Salesmen
          Total Company

                                 SCHEDULE 4.19
                                 -------------


AFFILIATE TRANSACTIONS

(1) Cookson America, Inc. and/or Pacific Industries, Inc. and other affiliates provide the following services for Seller:

          (i)     Treasury Management
          (ii)    Insurance Coverage
          (iii)   Welfare Benefits
          (iv)    Retirement/401(k)
          (v)     Profit Sharing Plan
          (vi)    Employee Stock Purchase Plan
          (vii)   Annual Audit
          (viii)  Supply of Products

(2) The Delanco, New Jersey, branch of Seller is leased from the father of Douglas Colson an employee of Seller to be retained.

(3) Seller purchases product from International Swimming Pools, Inc., which is an entity in which Douglas Colson, an employee of Seller to be retained, has an ownership interest.

                                 SCHEDULE 4.20
                                 -------------



COMPLIANCE WITH LAWS

     See Schedule 4.10.

                                 SCHEDULE 4.21
                                 -------------



CUSTOMERS AND SUPPLIERS


     See Annex 4.21-A attached hereto.

                                  ANNEX 4.21

At September 1997

Top 10 Customers                         Top 10 Suppliers
  #                 Name        Amt.          #      Name      Amt
6984488   Modern Comfort        923,371      7700 Hayward    10,299,490
  41103   Concord Pools         607,380     30000 Pacific     6,580,259
5050404   Nicholas Pools        590,350      8507 Interpool   1,663,720
8459000   Budd's Pool Svc       524,415     13100 PPG         1,241,888
7478483   Pool World            518,541      4043 Cormier       751,103
  38275   Central Pools         491,954     14300 SR Smith      951,748
2442190   BG Pools              430,027     15720 Technican     937,423
8457454   Olympic Pools         416,632     13694 Raypack       904,953
 106005   McCarthy Pools        413,876      2850 Cantar        628,923
  80460   JJSC                  411,957      2442 Biolab        746,309



At December 1996

Top 10 Customers                         Top 10 Suppliers
  #                 Name        Amt           #      Name      Amt
6984488   Modern Comfort        1,109,490    7700 Hayward       10,589,198
  41103   Concord Pools           782,535   30000 Pacific        7,176,525
  38275   Central Pools           731,862    8507 Interpool      2,816,290
  39456   Clear Blue*             578,950     405 Alliance       1,818,580
2442198   BG Pools (construction) 561,865   13100 PPG            1,291,035
  35365   Canon Recreation        546,330    2850 Cantar         1,238,174
3583333   Piper Pools             538,134   14300 SR Smith       1,137,927
2442190   BG Pools (retail)       518,168    1000 Polaris        1,078,016
  80460   JJSC                    507,893    9400 Teledyne       1,037,985
 157597   Teddy Bear              475,799    7880 Home and Roam    842,144


* Tax difficulties in 1997 - expect company to shut down

                                 SCHEDULE 4.22
                                 -------------



OFFICER AND DIRECTORS

     Directors of Seller:

          Stuart L. Daniels
          Mark J. Pechak
          Jonathan F. Hulme
          Dominick DeMichele
          Thomas G. Gibbs

     Officers of Seller:

          Chairman               -    Stuart L. Daniels
          President              -    Jonathan F. Hulme
          Treasurer              -    Thomas G. Gibbs
          Assistant Treasurer    -    Stuart L. Daniels
          Assistant Treasurer    -    John H. Doherty
          Secretary              -    Frank T. Caprio
          Assistant Secretary    -    Providencia Ortiz

                                 SCHEDULE 4.23
                                 -------------


PRODUCT WARRANTY

     See order form terms and conditions attached hereto as Annex 4.23-A.

                                 ANNEX 4.23-A

                         BHD INC. CONDITIONS OF SALE
--------------------------------------------------------------------------------

TERMS: Net cash 30 days to established and approved accounts. Others, check with order or C.O.D. Accounts unpaid after 30 days will be considered delinquent and will be subject to a 1 1/2% per month (18% per annum) service charge and put on a C.O.D. basis until all delinquent balances are paid. Any account that runs 60 days or over will AUTOMATICALLY be placed on C.O.D.

Any account exceeding their established credit limit will be notified and requested to send a check to bring the balance to within credit limit. If you do not know what your credit limit is, please ask. If you feel it is not adequate for your needs, we will try to raise it based upon your dollar volume and payment history with us. Returned checks due to insufficient funds will result in a $25.00 service charge to the issuer. Any collection costs for delinquent accounts incurred by the seller, including legal fees, will be paid by the customer.

MINIMUM BILLING: Due to the cost of processing charge invoices, a minimum billing of $25.00 is required. A $5.00 service charge will be applied to all invoices that fall under the minimum.

PRICES: Subject to change without notice. All accounts will be automatically charged applicable sales and/or use taxes unless BHD has on file up to date tax exempt certificate with a valid resale permit number. The seller reserves the right to invoice at prices in effect at the time of shipment and to correct typographical errors.

RETURN OF GOODS: Application for Return of Goods must be made within 30 days of purchase. New equipment of current design in saleable condition will be considered for return and is subject to a restocking charge of 15%. Written authorization from BHD, Inc. must be obtained before returning any merchandise. Date of original purchase and invoice number must be included in request. Returned material must be sent prepaid and accompanied by a BHD, Inc. return authorization. Any product returned without return authorization will be refused and returned to the sender.

STATEMENTS AND INVOICES: The company shall inform BHD Inc. in writing, of any dispute concerning any statements and or invoices mailed to it, within 15 days of the statement or invoice, and agrees to waive any defense concerning the quality or quantity of the goods and services and the authority of the individual ordering or accepting delivery of the goods provided unless the company so informs BHD Inc. in writing, within 15 days of date of delivery.

Note: Possession of the wholesale confidential catalog does not authorize purchase at wholesale prices. To qualify at these prices a dealer date sheet must be submitted and approved by BHD, Inc.

MANUFACTURERS WARRANTY: All products sold by BHD, Inc. shall be covered solely and exclusively by the manufacturer's warranties. BHD, Inc. serves only as a distributor and BHD, Inc. makes no express warranties or implied warranties of merchantability or fitness for a particular purpose. All damages shall be recoverable solely against the manufacturer. BHD, Inc. shall not be liable for consequential damages or any other losses. The customer will be responsible for transportation, labor costs and any other incidental expenses in connection with warranty repair or replacement.

FREIGHT: Except for pool packages and items marked "F.O.B.", we will pay freight on orders over $1500.00 net when shipped to one destination in Continental U.S.A. Any "special instruction charges" and "phone before delivery charges" will be charged to buyer.

TRANSPORTATION CLAIMS: Every reasonable precaution is exercised in packing, but BHD, Inc. is not responsible for goods damaged or lost in transit. Claims to recover such loss or damage must be filed with the common carrier by the purchaser, within the time allowed by such carrier.

SPECIAL ORDERS: On all special orders (merchandise not shown in our catalogue) we require a 50% deposit when the order is placed. Also, special orders are non cancellable and non returnable. All special orders will be F.O.B. factory.

METHOD OF SHIPPING: Normally UPS under "70 lbs. and under max. size of 130" (length & girth). Common carrier over "70 lbs. or if the product exceeds maximum size requirements. Certain hazardous materials are restricted by new UPS regulations and must be shipped via common carrier. UPS orders subject to handling charge. Hazardous materials accepted by UPS for shipment are subject to an additional charge, currently $10.00/pkg. (ground) or $14.00/pkg. (air) UPS charge. These rates are published by UPS and are subject to change without notice.

*150 lbs. interstate as well as MA, ME & NJ intrastate shipments.
-------------------------------------------------------------------------------
                              FREIGHT EXCEPTIONS
                              ------------------
We do not pay freight on the following items in the wholesale catalog.

Calcium Hypochlorite
D.E. (Diatomaceous Earth)
Pool Base
Poly & PVC Pipe
Saunas
Solar Blankets
Solar Reels
Special order items
Steps
Commercial Equipment
Coping Deck forms
Linens
Sand
Pools:I/G & A/G
Slides
Spas/Whirlpools
Spa Covers
Spa Packs
Wall Foam
Whirlpool Baths
--------------------------------------------------------------------------------

                                 SCHEDULE 4.24
                                 -------------



PRODUCT LIABILITY


     See Schedule 4.14

                                 SCHEDULE 4.25
                                 -------------


POWERS OF ATTORNEY


     None

                                 SCHEDULE 4.26
                                 -------------



NAMES AND LOCATIONS

          (i) Prior use of names: Bicknell Huston Distributors, Inc. has used as prior names:

               (a)  Bicknell Distributors, Inc.
               (b)  Huston Distributors, Inc.

          (ii) Location of tangible assets: The tangible assets of Bicknell Huston Distributors, Inc. are located at the following locations:

                    Corporate Office:

                    12 Parkwood Drive
                    Hopkinton, Massachusetts 01748

                    Branch Locations:

                    45 Industrial Park Road
                    Albany, New york 12206

                    2 Treadway Avenue
                    Batavia, New York 14020

                    6E Easy Street
                    Bound Brook, New Jersey 08805

                    416 Grandview Blvd.
                    Zelienople, Pennsylvania 16063

                    PO Box 5037 Coopertown Road
                    Delanco, New Jersey 08075

                    2350 Turnpike Street, Building C
                    North Andover, Massachusetts 01845

                    520 Riverside Industrial Parkway
                    Portland, Maine 04103

                    *1901 LeMyne Avenue, PO Box 38
                    Syracuse, New York 13211

                    2133 Ocean Avenue
                    Ronkonkoma, New York 11779

                    436 Hayden Station Road
                    Windsor, Connecticut 06095


*Note: On or about December 1, 1997, the location of the Syracuse branch shall be 900 E. Hiawatha Boulevard, Syracuse, New York 13208.

                                 SCHEDULE 8.1
                                 ------------



EXCLUDED EMPLOYEES
------------------


     Douglas Colson

                                  EXHIBIT A-1

                          BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT (this "Instrument"), dated as of December __, 1997, is made and delivered pursuant to, and subject to the terms of, the Asset Purchase Agreement, dated as of November __, 1997 (the "Purchase Agreement"), by and among SCP Pool Corporation, a Delaware corporation; South Central Pool Supply, Inc., a Delaware corporation ("Buyer"); Bicknell Huston Distributors, Inc., a Massachusetts corporation ("Seller"); Pacific Industries, Inc., a Delaware corporation ("Pacific"); and Cookson America, Inc., a Delaware corporation (together with Seller and Pacific, the "Cookson Entities").

     NOW THEREFORE, subject to the terms and conditions of the Purchase Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby each agree as follows:

     1. On the terms and subject to the conditions contained in the Purchase Agreement, Buyer hereby purchases from Seller, and Seller hereby sells, conveys, assigns, transfers and delivers to Buyer, free and clear of all Liens ( as defined in the Purchase Agreement) other than Assumed Liabilities, all of the Purchased Assets.

     2. Seller hereby covenants that it will, from time to time after delivery of this Instrument and without further consideration, at Buyer's request and in accordance with Section 8.3 of the Purchase Agreement, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all further acts, conveyances, transfers, assignments and assurances as reasonably may be required to convey more effectively or transfer to Buyer the Purchased Assets.

     3. The obligations, agreements, representations, and warranties of the Cookson Entities under the Purchase Agreement shall survive the execution and delivery of this Instrument to the extent set forth in the Purchase Agreement. The representations and warranties made by the Cookson Entities in Article IV of the Purchase Agreement are specifically incorporated herein by reference to the extent they pertain to the Purchased Assets described in paragraph 1 above.

     To the extent any terms and provisions of this Instrument are in any way inconsistent with or in conflict with any term, condition or provision of the Purchase Agreement, the Purchase Agreement shall govern and control.

                                 *   *   *   *

     IN WITNESS WHEREOF, this Instrument is duly executed and delivered as of the date first above written.

                                           BICKNELL HUSTON DISTRIBUTORS, INC.

                                           By:
                                               ------------------------------

                                           Its:
                                               ------------------------------



State of Illinois  )
                   )
County of Cook     )


     SUBSCRIBED AND SWORN TO before me this __st day of December, 1997.


                                           ---------------------------------
                                           Notary Public




                                           My commission expires:


                                           ---------------------------------

                                  EXHIBIT A-2

                      [Intellectual Property Conveyance]

                                   [To Come]

                                  EXHIBIT A-3

                              ASSIGNMENT OF LEASE
                              -------------------

     This Assignment of Lease ("Assignment") is made this ____ day of _________________, 19__, between ____________________________________________
("Assignor") and_____________________________________________________________
("Assignee") with reference to the following:

                                   RECITALS:
                                   --------

     A.  The  ____________________________________________________ ("Landlord"),
as landlord, and Assignor, as tenant, executed a Lease covering certain premises commonly known as __________________ (the "Premises") dated _____________,19 __
as amended by _________________________________________________________________
(collectively, "Lease"), a copy of which is attached hereto as Exhibit A, pursuant to which Landlord leased to Assignor and Assignor leased from Landlord that certain property, and improvements which are described in the Lease and commonly known as
______________________________________________________________________ (the
"Premises").

     B. Assignee is acquiring certain assets from Assignor pursuant to that certain Asset Purchase Agreement dated ______________________, 19___, by and between ______________________________________________________________________

___________________.

     C. In connection with such asset acquisition, Assignor desires to assign the Lease to Assignee, and Assignee desires to accept the assignment of the Lease from Assignor.

     For good and valuable consideration, the receipt and adequacy of which are acknowledged, Assignor and Assignee agree as follows:

     1. Assignment. Assignor grants, assigns and transfers to Assignee, its successors and assigns, all right, title and interest in, to and under the Lease and Assignee accepts from Assignor all right, title, and interest in the Lease, subject to the terms and conditions set forth in this Assignment.

     2. Assumption of Lease Obligation. Assignee assumes and agrees to perform and fulfill all the terms, covenants, conditions, and obligations required to be performed and fulfilled by Assignor as tenant under the Lease first arising or occurring on or after the date hereof.

     3. Assignor's Covenants. Assignor covenants that the copy of the Lease attached as Exhibit A is a true, correct and complete copy of the Lease as currently in effect and that there exists no other agreement affecting the Assignor's tenancy under the Lease.

     4. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their successors and assigns. This Assignment and the rights and obligations herein may not be transferred or assigned by one party without the other party's written consent.

     5. Counterparts. This Assignment may be signed in counterparts and, as so executed, shall constitute a binding agreement.

     6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of in which the Premises is located.

     The parties have executed this Assignment as of the date first above written.


ASSIGNOR:                                   ASSIGNEE:


------------------------------              --------------------------------

By:                                         By:
   ---------------------------                 -----------------------------

Name:                                       Name:
     -------------------------                   ---------------------------

Title:                                      Title:
      ------------------------                    --------------------------

                                   EXHIBIT B

                              ASSUMPTION AGREEMENT

     ASSUMPTION AGREEMENT, dated December __, 1997 between South Central Pool Supply, Inc., a Delaware corporation ("Buyer") and Bicknell Huston Distributors, Inc., a Massachusetts corporation ("Seller").

     WHEREAS, pursuant to the Asset Purchase Agreement, dated as of November __, 1997 (the "Purchase Agreement"), by and among Buyer, Seller, SCP Pool Corporation, a Delaware corporation, Pacific Industries, Inc., a Delaware corporation ("Pacific"), and Cookson America, Inc., a Delaware corporation, Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Purchased Assets (as defined in the Purchase Agreement); and

     WHEREAS, in connection with the purchase of the Purchased Assets, pursuant to Section 1.1(c) of the Purchase Agreement, Buyer has agreed to assume certain liabilities and obligations of Seller as set forth in the Purchase Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

     1. Buyer hereby undertakes on the terms and subject to the conditions set forth in the Purchase Agreement to assume and pay, perform or discharge when due the Assumed Liabilities (as defined in the Purchase Agreement);

     2. Other than specifically stated above, Buyer assumes no liability or obligation of Seller by this Agreement.

                             *      *      *      *

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed as of the date first above written.

                              BICKNELL HUSTON DISTRIBUTORS, INC.

                              By:
                                 -------------------------------

                              Its:
                                  ------------------------------


                              SOUTH CENTRAL POOL SUPPLY, INC.

                              By:
                                 -------------------------------

                              Its:
                                  ------------------------------

                       CONFIDENTIAL TREATMENT REQUESTED
                                                                       Exhibit C

                                SUPPLY AGREEMENT
                                ----------------

     This Supply Agreement (this "Agreement") is made and entered into as of December 31, 1997, by and among Pacific Industries, Inc., a Delaware corporation ("Supplier") and South Central Pool Supply, Inc., a Delaware corporation (the "Buyer").

     WHEREAS, the Buyer has, contemporaneously with the execution of this Agreement, purchased substantially all of the assets of Bicknell Huston Distributors, Inc., a Delaware corporation and an Affiliate of Supplier ("Seller"), pursuant to an Asset Purchase Agreement dated November 13, 1997 (the "Purchase Agreement"), by and among Seller, Supplier, Cookson America, Inc., Buyer and SCP Pool Corporation; and

     WHEREAS, as a condition to the sale of Seller's assets to Buyer, Buyer and Supplier have agreed to enter into this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and to comply with the conditions of closing set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                  ARTICLE I.
                                  ----------
                                  Definitions
                                  -----------

     1.1 "Affiliate" means, in the case of Buyer, an entity controlled by either SCP Pool Corporation, a Delaware corporation and ultimate parent of Buyer, or Buyer and, in the case of Supplier, an entity controlled by either Cookson Group Plc, a United Kingdom corporation and ultimate parent of Supplier, or Supplier. "Control" means the possession, directly or indirectly, of the power to direct the management and policies of an entity whether through the ownership of voting securities, contract or otherwise.

     1.2  "Available Territory" means the State of California.

     1.3 "BHD Territories" means the states of Maine, Vermont, New Hampshire, New York, Connecticut, Massachusetts, New Jersey, Pennsylvania and Rhode Island.

     1.4 "Buyer Group" means, at any time, Buyer and each of Buyer's Affiliates and Subsidiaries.

     1.5 "Calendar Quarter" means each consecutive period of three months beginning on January 1, April 1, July 1 and October 1 during a Calendar Year.

     1.6 "Calendar Year" means, in the case of the first year of this Agreement, that period from the Closing Date through December 31, 1998. Commencing January 1, 1999, the term "Calendar Year" shall mean each successive 12 month period commencing on January 1 and ending on the next succeeding December 31, except that in the event this Agreement terminates or expires

* * * = Redacted pursuant to Confidential Treatment Order on any day other than December 31, then the last "Calendar Year" shall mean that period from the end of the preceding Calendar Year to such date of termination or expiration.

     1.7 "Closing Date" has the meaning given to such term in the Purchase Agreement.

     1.8 "Current Products" means (i) polymer panels, braces, steps, in ground liners manufactured or sold by any member of the Supplier Group and (ii) any products manufactured by any member of the Supplier Group that are substantially similar in form and function to the items listed in clause (i); provided that "Current Products" shall not include any products that Buyer is currently contractually obligated to purchase from Bio-Lab, Inc. or PPG Industries.

     1.9 "Existing Customers" means Supplier's customers existing as of September 3, 1997 and who are listed on Exhibit 1.9 attached hereto.

     1.10 "Force Majeure" means and includes any circumstance to the extent beyond the reasonable control of the party so affected, including without limitation, the following: any act of nature or public enemies, explosion, fire, storm, earthquake, flood, drought, perils of the sea, casualty, breakdown of plant, strikes, lock-outs, labor troubles or shortages, lack of transportation, riots, shortage of product or raw materials, sabotage, embargo, war, changes in governmental laws or regulations, or seizure; in each case for reasons other than the adverse financial condition of the party so affected.

     1.11 * * * means, with respect to any particular Calendar Year in which the Minimum Volume Requirement has been satisfied by Buyer in such Calendar Year, an amount equal to the product of: (i) the result of (a) the * * * Supplier as a result of the sale of * * * in such Calendar Year less all * * * Supplier Group in the * * * of such * * * in such Calendar Year (consisting of all * * * (using the prime rate from time to time in effect at Fleet national
Bank), and * * * ) as reflected in the books and records of the Supplier Group in accordance with generally accepted accounting principles consistently applied, divided by (b) the * * * Supplier as a result of the sale of * * * in such Calendar Year multiplied by (ii) the amount by which the * * * Supplier as a result of the sale of * * * in such Calendar Year * * * for such Calendar Year. For purposes of clarification only, attached hereto as Exhibit 1.11 is an example of the calculation of * * *.

     1.12 "Liners-To-Go" means Supplier's in stock one pattern liner program consisting of standard stocked sizes which are outlined and defined in the Pacific Handbook pricing pages and also on a one page promotional reference guide. (Sizes and patterns subject to change on an annual basis).

     1.13  "Minimum Volume Requirement" means the amount set forth on Exhibit
1.13 attached hereto, as adjusted from time to time in accordance with the terms of this Agreement.

     1.14 "Net Margins" with respect to any polymer pool kits means the result of one minus the result of (i) the Net Purchase Price paid by Buyer for such polymer pool kits divided by (ii) the net invoice price received by Buyer from the sale of such polymer pool kits (after deduction of any prompt payment discounts), in each case determined in accordance with generally accepted accounting principles.

     1.15 "Net Purchase Price" with respect to any Product means the invoice price for the Product less any SPP freight paid by Supplier, discounts, rebates, credits, returns or allowances with respect thereto.

     1.16 "New Customer" means any of Supplier's customers or proposed customers not listed on Exhibit 1.8 attached hereto.

     1.17 "New Products" means any swimming pool supplies or related products manufactured or sold by any member of the Supplier Group that are not substantially similar in form and function to Current Products; provided that "New Products" shall not include (a) any steel pool products or (b) any products that Buyer is currently contractually obligated to purchase from Bio-Lab, Inc. or PPG Industries.
 .
     1.18 "Non-Exclusive Products" means any above ground liners, above ground ladders, safety covers, steel pool products, PVC cements or coping.

     1.19 "Products" means, collectively, the Current Products, Non-Exclusive Products and the New Products.

     1.20 "SPP" means Supplier's seasonal purchase plan offered to Buyer for all Buyer's purchases of Products (other than special order liners) that are ordered by Buyer on or after November 1 of any Calendar Year and shipped by Pacific on or prior to December 20 of such Calendar Year on terms and conditions more fully described in Section 7.6 hereof.

     1.21 "Subsidiary" mean, with respect to either Buyer or Seller, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such party or one or more of the other Subsidiaries of such party or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, limited liability company or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such party or one or more Subsidiaries of such party or a combination thereof. For purposes hereof, a party or parties shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such a party or parties shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, general partner or manager of such partnership, limited liability company, association or other business entity.

     1.22 "Supplier Group" means, at any time, Supplier and each of Supplier's Affiliates and Subsidiaries.

                                  ARTICLE II.
                                  -----------

                               Sale of Products
                               ----------------

     2.1 Sale of Products. During the Term of this Agreement, and on the terms and subject to the conditions of this Agreement, Supplier shall sell to Buyer Group all Products requested to be purchased by Buyer Group and Buyer Group shall purchase from Supplier (i) 100% of Buyer Group's requirements for Current Products and above ground liners and coping in the BHD Territories, (ii) 100% of Buyer Group's requirements for polymer panels and polymer braces in the United States, (iii) * * * of Buyer Group's requirements for in-ground steps in the United States, (iv) * * * (or, in the case of Calendar Year 1998,* * *) of Buyer Group's requirements for in-ground liners in the United States and
(v) * * * of Buyer Group's requirements for coping in the BHD Territories.

     2.2  Current Products.

          (a) Subject to Buyer satisfying the purchase requirements under
Section 2.1 and subject to the provisions of this Section 2.2, no member of the Supplier Group shall sell any Current Products anywhere in the United States (other than the Available Territories) to any party other than Buyer; provided, however, (i) such restriction shall not apply to any of the Non-Exclusive Products; (ii) such restriction shall not apply to sales of Current Products where the net invoice price for the transaction does not exceed $5,000 and the total amount of such transactions in any Calendar Year do not exceed $50,000 in the aggregate; and (iii) such restriction shall not apply to sales of Current Products to satisfy any product warranty claim.

          (b) Notwithstanding anything in subsection (a) above to the contrary, Supplier may sell all Current Products to Existing Customers and, upon the mutual agreement of Buyer and Supplier, any New Customers; provided, however, Buyer shall receive from Supplier an amount within 30 days after each Calendar Quarter equal to * * * of the Net Purchase Price on all sales of Current Product during such Calendar Quarter to (i) any Existing Customer at a location other than the location listed opposite such Existing Customer's name on Exhibit 1.8 attached hereto or, if any such Existing Customer relocated from an existing location specified on Exhibit 1.8 attached hereto to a new location no more than 40 miles from such existing location, at such new location, (ii) New Customers, and (iii) with respect to polymer panels and braces only, Existing Customers listed on Exhibit 1.9 attached hereto and not marked with and asterisk (*). In addition to the payment provided in the immediately preceding sentence, the Minimum Volume Requirement for the Calendar Year in which such Calendar Quarter is included shall be reduced dollar for dollar by the Net Purchase Price paid for the Products described in clauses (i) and (ii) above.

          (c) No member of the Supplier Group may sell Current Products to any New Customer in the Available Territory unless Supplier complies with the provisions of this subsection (c). In the event that Supplier desires to sell any Current Product to any New Customer in the Available Territory, Supplier shall provide a written notice (a "Supplier's Notice") to Buyer, which notice shall specify the Current Product proposed to be sold and the territory in which the Current Product is proposed to be sold. Supplier shall provide Buyer after delivery of the Supplier's Notice with any other information reasonably requested by Buyer. Buyer shall have 30 days after receipt of the Supplier's Notice to provide a written notice (a "Buyer's Notice") to Supplier of Buyer's reasonable intention to service the local dealer base in the specified territory with the specified Current Product within 60 days after receipt of Supplier's Notice. If Buyer delivers a Buyer's Notice to Supplier, and Buyer has demonstrated to the satisfaction of Supplier that Buyer is capable of servicing the local dealer base in the specified territory, Supplier shall use commercially reasonable efforts to assist Buyer in establishing a mechanism to adequately service the local dealer base in the specified territory with the specified Current Product within 60 days after Buyer's receipt of Supplier's Notice. If within 60 days after receipt of Supplier's Notice Buyer has demonstrated to the satisfaction of Supplier its ability to adequately service the local dealer base in the specified territory with the specified Current Product, Supplier shall sell such Current Product exclusively to Buyer in the specified territory. In the event that Buyer (i) has not delivered a Buyer's Notice to Supplier within such 30 day period or (ii) Buyer has been unwilling or unable to demonstrate to the satisfaction of Supplier its ability to adequately service the local dealer base in the specified territory with the specified Current Product, Supplier may sell such Current Product in the specified territory to any New Customer.

          (d) The Minimum Volume Requirement shall be reduced for each Calendar Year by any purchases of Current Products by New Customers pursuant to subsection (c) above during such Calendar Year. In addition, in the event Buyer begins selling Current Products in the Available Territory, Supplier shall provide Buyer with a * * * of Current Products to such New Customer in the Available Territory. Notwithstanding anything herein to the contrary, the Supplier Group may sell without restriction any Current Products in the Available Territory to any New Customer pursuant to a product warranty claim and any such sales shall not reduce the Minimum Volume Requirement or require the
* * * as a result of each sale.

     2.3  New Products.

          (a) No member of the Supplier Group shall sell any New Products to any customer anywhere in the United States during the term of this Agreement except in accordance with the provisions of this Section 2.3.

          (b) If any member of the Supplier Group desires to sell any New Products anywhere in the United States, Supplier shall provide Buyer with a written notice (a "First Refusal Notice") specifying the details of such proposed sale, including the proposed New Product, the proposed price, the proposed product warranty, and the proposed reasonable minimum volume of purchases of the New Product to be required to be purchased on an annual basis. After receipt of the First Refusal Notice by Buyer, Supplier will provide Buyer any other information reasonably requested by Buyer. Buyer shall have 30 days from the date of receipt of a First Refusal Notice to notify Supplier that it desires to purchase the specified New Products on the terms specified in the First Refusal Notice. If Buyer delivers to Supplier a written notice within such 30 day period of Buyer's intent to purchase the New Product on the terms specified in the First Refusal Notice, Supplier shall sell such New Products exclusively to Buyer in the United States as long as the requirements for the minimum volume of purchases to be made annually is satisfied by Buyer. If Buyer does not deliver a notice to Supplier of Buyer's intention to purchase the specified New Product within 30 days after Buyer's receipt of a First Refusal Notice, Supplier may commence selling the New Product anywhere in the United States, provided, however, no other party is given any exclusive rights to the New Product in the United States at a price and on terms, including minimum volume requirements, more favorable than those specified in the First Refusal Notice. In the event Supplier intends to grant to a third party exclusive rights in the United States to the New Product on terms more favorable, including lower price and lower minimum volume requirement, than offered to Buyer, then Supplier must deliver a new First Refusal Notice to Buyer in accordance with the terms of this subsection (b) prior to selling the specified New Products. If Buyer fails to satisfy the minimum volume requirements for a New Product in any Calendar Year (other than as a result of Supplier's failure to supply such New Products or an event of Force Majeure) after exercising its rights under the First Refusal Notice, then Supplier shall notify Buyer in writing thereof and shall have 60 days to cure the same by purchasing quantities of such New Product to satisfy the volume requirement for the prior year. If Buyer fails to cure such failure or satisfy the minimum volume requirement with such 60 day period, then Supplier may commence selling the New Product anywhere in the United States.

     2.4 Forecasts. On or before November 15 of each Calendar Year, Buyer shall submit to Supplier a forecast of the Buyer's estimated purchases of Products from Supplier by Product for the following Calendar Year (the "Annual Forecast"); provided that Buyer may submit to Supplier the Annual Forecast for Calendar Year 1998 at any time on or prior to February 15, 1998. Buyer shall update the Annual Forecast from time to time as necessary to reflect anticipated changes in the Buyer's requirements, and at minimum, shall update the Annual Forecast each Calendar Quarter, except in the case of special order liners, which shall be updated on a monthly basis. Buyer shall have no obligation to purchase the forecast quantity of Products.

     2.5  Force Majeure.

          (a) Supplier shall not be liable for its failure to produce, transport or deliver any of the Products, or to otherwise perform its obligations hereunder, if such failure is due to an event of Force Majeure. Similarly, Buyer shall not be liable for its failure to take delivery of any of the Products or to otherwise perform its obligations hereunder if such failure is due to an event of Force Majeure. Any party suffering an event of Force Majeure shall use all commercially reasonable efforts to remove such cause or causes as promptly as practicable and shall promptly notify the other party of the existence of the event of Force Majeure, and the expected delays and the estimated effect upon performance to result therefrom in terms of the Products and geographic region involved (which notices shall be updated monthly during the event of the Force Majeure).

          (b) Should an event of Force Majeure require Supplier to allocate Product, Supplier shall do so on a basis so that Buyer receives its pro rata share based upon the percentage of the then current Annual Forecast for Product bears to Supplier's estimates of its total requirements for Product to all of its customers (including Buyer) during such period. The Minimum Volume Requirement for the applicable Calendar Year shall be reduced by any Product deliveries omitted hereunder as a result of either party's failure to perform its obligations hereunder due to an event of Force Majeure.

          (c) If, due to an event of Force Majeure, Supplier cannot deliver any of the Products to Buyer, Buyer may, notwithstanding anything in Section 2.1 hereof to the contrary, during the period such event of Force Majeure exists and, if such event of Force Majeure exists for less than 90 days, for a period of 60 days after the event of Force Majeure expires or, if such event of Force Majeure exists for 90 or more days, for a period of 90 days after the event of Force Majeure expires, purchase such Products, to the extent Supplier cannot deliver the same, from a third party, which right shall be the sole recourse and remedy of Buyer against Supplier as a result thereof; provided that during the 60 or 90 day period following the expiration of the event of Force Majeure (as the case may be), Buyer may purchase the applicable Product from a supplier other than Supplier to the extent the event of Force Majeure caused Buyer to purchase such Product from such other supplier during such event of Force Majeure. If, due to an event of Force Majeure, Buyer cannot purchase or accept delivery of any of the Products from Supplier, during the period such event of Force Majeure exists and, if such event of Force Majeure exists for less than 90 days, for a period of 60 days after the event of Force Majeure expires or, if such event of Force Majeure exists for 90 or more days, for a period of 90 days after the event of Force Majeure expires, then the restrictions and limitations on the ability of Supplier to sell Products under Section 2.2 or Section 2.3, as the case may be, with respect to such Product or Products shall not apply to the extent Buyer cannot purchase or accept delivery of such Product, which right shall be the sole recourse and exclusive remedy of Supplier against Buyer as a result thereof; provided that during the 60 or 90 day period following the expiration of the event of Force Majeure (as the case may be), Supplier may sell the applicable Product to a customer other than Buyer to the extent the event of Force Majeure caused Supplier to sell such Product to such other customer during such event of Force Majeure.

     2.6  Purchase Orders.

          (a) All sales and purchases under this Agreement shall be made upon written or electronic purchase orders sent by Buyer to Supplier. All purchase orders shall specify the type and quantity of Products to be delivered and Buyer's preferred date and location of delivery. In case of a conflict between any of the terms contained in a written or electronic purchase order and any of the terms of this Agreement, the terms of this Agreement shall control. No additional terms or conditions of sale other than those contained in this Agreement shall be effective unless approved in writing by an authorized officer of Buyer and Supplier.

          (b) Buyer and Supplier shall use their reasonable efforts to mutually develop and implement an electronic data interchange system for processing Buyer's orders with Supplier that meets industry standards prior to the second anniversary of the Closing Date. Buyer and Supplier shall each pay their own costs and expenses of developing and implementing such system.



                                 ARTICLE III.
                                 ------------

                               Price and Payment
                               -----------------

     3.1  Price.

          (a) The initial price for the Current Products shall be as set forth in Exhibit 3.1(a) attached hereto. The initial price for New Products shall be set by Supplier based on its market place requirements. Prices of Products shall be adjusted as provided in subsections (b), (c) and (d) below.

          (b) The prices of any Products shall be increased or decreased dollar-for-dollar to reflect increases or decreases, respectively, in Supplier's direct raw material costs and direct production costs (including, without limitation, labor and variable overhead costs) for such Products. In the event of any price adjustments, Supplier shall deliver to Buyer a written notice detailing the components thereof. Price adjustments due to changes in raw material costs shall occur at the end of the Calendar Quarter and shall take effect at the beginning of the immediately following Calendar Quarter, and price adjustments due to changes in direct production costs shall occur at the end of the Calendar Year (based upon actual changes through November 1 of such Calendar Year and good faith estimates for the remainder of such Calendar Year) and shall take effect at the beginning of the immediately following Calendar Year; provided that price increases shall only take effect at the end of the Calendar Quarter or Calendar Year, as the case may be, occurring at least 30 days after the Supplier has delivered to Buyer written notice thereof. Price adjustments shall only apply to Product orders received by Supplier after such price adjustments take effect.

          (c) Supplier recognizes that Buyer may deem it necessary or advisable to price its polymer pool kits to certain customers * * * . In such event, and provided that Buyer purchases from Supplier * * * of the polymer panels, in ground steps and in ground liners used in such polymer pool kits, Supplier shall
* * * polymer panels, in ground steps and in ground liners used in such polymer pool kits * * * described in this Section 3.1(c) shall be * * * will be made as promptly as practicable, but in no event later than the end of the first Calendar Quarter of the immediately following Calendar Year.

          (d) Prior to offering any customer a * * * described in (c) above, Buyer's branch location shall inform Buyer's regional manager of such sale, and Buyer shall use good faith efforts to provide written notice thereof to the Vice President of Sales of Supplier within 15 days after such sale, which notice shall detail the * * * and the components thereof and Buyer shall provide Supplier with any other information reasonably requested by Supplier thereafter.

     3.2 Payment. Prior to the second anniversary of the Closing Date, payment terms for the Products shall be * * * from the date of Supplier's invoice. Beginning on the second anniversary of the Closing Date, payment terms for the Products shall be * * * from the date of Supplier's invoice. Notwithstanding the foregoing, payment terms for all Products purchased during any Calendar Year in the SPP shall be as follows: * * * of the invoice amount shall be due on April 1 of the immediately following Calendar Year,* * * of the invoice amount shall be due on May 1 of the immediately following Calendar Year, and * * * of the invoice amount shall be due on June 1 of the immediately following Calendar Year. Unless otherwise directed by Buyer, payments received from Buyer for purchases hereunder shall be applied by Supplier to Buyer's oldest then existing monetary obligations to Supplier for purchases made hereunder. If any payment due is more than ten (10) days overdue based upon the payment terms applicable as provided above, then Buyer shall also pay to Supplier an amount equal to one and one-half (1.5%) percent of the overdue amount for each month or portion thereof such amount is overdue, except to the extent such payment is overdue because of an error in shipping or billing.

     3.3  Volume Rebates.

          (a) In addition to all * * * pursuant to this Agreement, (i) Supplier shall * * * of all of Buyer's purchases of Products and (ii) with respect to each Calendar Year, Supplier shall * * * of all of Buyer's purchases of Products
* * * of the Minimum Volume Requirement for such Calendar Year.

          (b) All * * * shall be * * * Supplier within 30 days after the end of each Calendar Quarter based on Buyer's purchases of Products during such Calendar Quarter. All * * * with respect to the first Calendar Year during which the amount of Products purchased by Buyer * * * shall be * * * Supplier no later than the end of the first Calendar Quarter of the immediately following Calendar Year. All * * * with respect to each Calendar Year thereafter shall be * * * Supplier within 30 days after the end of the month in which the amount of Products purchased by Buyer * * * and within 30 days after the end of each month thereafter during such Calendar Year in an amount equal to Supplier's good faith estimate of * * * of the * * * that has accrued during each such month. The remaining * * * of the * * * with respect to each such Calendar Year and any adjustments to the * * * for such Calendar Year shall be * * * Supplier as soon as practicable after such Calendar Year, but in no event later than the end of the first Calendar Quarter of the immediately following Calendar Year.

          (c) In the event Supplier is required to * * * pursuant to subsections (a)(ii) above, Supplier shall deliver a written notice thereof to Buyer detailing the * * * and the components thereof.

     3.4  Penalty Payments.

          (a) If with respect to any Calendar Year the total Net Purchase Price of Products purchased by Buyer Group for such Calendar Year are less than the Minimum Volume Requirement for such Calendar Year (the amount of such deficiency being a "Shortfall"), Buyer shall pay to Supplier a penalty payment (the "Penalty Payment") equal to the product of (i) the amount of the Shortfall multiplied by (ii)* * * multiplied by (iii)* * *

          (b) Notwithstanding anything in subsection (a) above to the contrary, so long as Buyer Group has achieved the Minimum Percentage Requirements for the applicable Calendar Year in each of the categories of Products set forth in subsection (c) below, the amount of the Penalty Payment for such Calendar Year shall in no event * * * .

          (c) Notwithstanding anything in subsection (a) above to the contrary, if the aggregate Net Purchase Price on all Products purchased by the Buyer Group during the Calendar Year 1997 SPP * * * , then, for purposes of computing the Penalty Payment pursuant to this Section 3.4 only, the Minimum Volume Requirement shall be reduced for the 1998 Calendar Year dollar-for-dollar by the amount of such excess.

          (d) The "Minimum Percentage Requirements" for any Calendar Year shall be achieved if, with respect to each of the Products listed below, the result of
(i) the total Net Purchase Price on such Products purchased by Buyer Group from the Supplier during such Calendar Year divided by (ii) the aggregate amount of the net purchases by Buyer Group of such Product and products substantially similar to such Product from all suppliers (including Supplier) during such Calendar Year is equal to or greater than the percentages listed below:

          Product                       Minimum Percentage Requirement
          -------                       -------------------------------
  Polymer Panels and Braces                        * * *%


               In Ground Steps                    * * *%
               In Ground Liners                   * * * %;

provided that the "Minimum Percentage Requirement" for in ground liners for Calendar Year 1998 shall be * * * %.

          (e) Penalty Payments with respect to any Calendar Year shall be paid by Buyer to Supplier no later than the end of the first Calendar Quarter of the immediately following Calendar Year.

     3.5 Most Favored Pricing. Notwithstanding anything in this Agreement to the contrary, Buyer's purchase price for any particular Product shall * * * for such Product during the Calendar Quarter in which Supplier receives Buyer's purchase order for such Product; provided that, with respect to any customer, the aggregate * * * for any Products purchased by such customer during any Calendar Year may * * * the aggregate purchase price paid by Buyer during such Calendar Year for the same quantity of such Products. The * * * of a particular Product shall be * * * of Supplier for such Product at any time during the same Calendar Quarter; provided that, with respect to New Products only, the * * * shall not apply to purchases of New Products by Buyer as compared to the * * * to any other customer during a Calendar Quarter where the quantity of New Product purchased by such other customer in such Calendar Quarter exceeds the quantity purchased by Buyer. Notwithstanding anything therein to the contrary, any pricing provided to an Existing Customer under any pre-existing settlement agreement, and any amendment thereto, between Supplier and an Existing Customer
* * *, which survive no longer than two years after the date of this Agreement, shall be an exception to the provision of this Section 3.5.


                                  ARTICLE IV.
                                  -----------

           Title and Risk of Loss; Acceptance and Return of Products
           ---------------------------------------------------------

     4.1  Title, Shipment and Risk of Loss.

          (a) Subject to the provisions of this Section 4.1, all Products shall be shipped to the destination specified by Buyer F.O.B. Supplier's plant. Title and risk of loss to all Products purchased by Buyer shall pass to Buyer upon delivery of the Products to the common carrier for shipment to or for Buyer.

          (b) In the case of all Products other than liners, Supplier shall prepay freight charges if the Product is not shipped within five business days after Supplier's receipt of Buyer's purchase order; provided that if within 2 business days after Supplier's receipt of Buyer's purchase order Supplier notifies Buyer that an ordered Product is on backorder, Supplier shall only be required to pay freight charges if the ordered Products are not shipped within 10 business days after Supplier's receipt of Buyer's purchase order, provided such purchase order requires immediate shipment. Notwithstanding the foregoing, Buyer may require Supplier to ship the ordered Products (other than the backordered Product) immediately, in which case Buyer shall pay freight charges for such Products (including the backordered Product); provided that Supplier shall pay freight charges for the backordered Product if such Product is not shipped within 10 business days after Supplier's receipt of Buyer's purchase order. If any Products (other than liners) are not shipped within 10 business days after receipt of Buyer's purchase order, Buyer shall have the right, at its option, to purchase such Products to the extent ordered and not shipped from a third party, and the Minimum Volume Requirement for the applicable Calendar Year shall be reduced by the amount of such purchases, which shall be the sole recourse and exclusive remedy available to Buyer against Supplier as a result thereof.

          (c) In the case of liners, Supplier shall prepay freight charges if the liners are not shipped within, in the case of Liners-To-Go, five business days after Supplier's receipt of Buyer's purchase order, in the case of manufactured-to-order liners, seven business days after Supplier's receipt of Buyer's purchase order and, in the case of hand-layout liners, fifteen business days after Supplier's receipt of Buyer's purchase order; provided that if the amount of liners ordered in any month exceeds the amount of liners specified in the Annual Forecast for that month (as updated from time to time), Supplier shall only be required to prepay freight charges for the excess amount of liners if they are not shipped within, in the case of Liners-To-Go, five business days after Supplier's receipt of Buyer's purchase order, in the case of manufactured-to-order liners, 14 business days after Supplier's receipt of Buyer's purchase order and, in the case of hand-layout liners, 22 business days after Supplier's receipt of Buyer's purchase order. In the event that Supplier is unable or reasonably anticipates that it will be unable to ship the excess amount of liners within 5, 14 or 22 business days (as the case may be) after Supplier's receipt of Buyer's purchase order, Supplier shall promptly notify Buyer thereof. Upon receipt of such notice, and in any event upon the failure of Supplier to deliver the excess amount within 5, 14 or 22 business days (as the case may be) after Supplier's receipt of Buyer's purchase order, Buyer shall have the right, at its option, to purchase such excess amount of lines from a third party, and the Minimum Volume Requirement for the applicable Calendar Year shall be reduced by the amount of such purchases, which shall be the sole recourse and exclusive remedy available to Buyer against Supplier as a result thereof. In the case of manufactured-to-order liners, for purposes of this paragraph (c) Buyer's purchase order shall only be deemed received by Supplier if Buyer's purchase order is accurate and correct.

          (d) Notwithstanding anything in subsections (b) or (c) to the contrary, five business days shall be added to each time period specified in subsections (b) and (c) above for all purchase orders received by Supplier during the period of each Calendar Year beginning five business days immediately prior to Memorial Day and ending on the fifth business day after Memorial Day.

          (e) 50% of freight charges on all Products purchased by Buyer in the SPP will be paid by Supplier by credit to final payment, provided all payments due for Products purchased under the SPP are made when due.

     4.2 Acceptance of Products; Return of Products. In the event of any Deficiency (as hereinafter or defined), Buyer shall notify Supplier of such Deficiency within 15 days after Buyer becomes aware of such Deficiency. Buyer shall (at Supplier's cost) return such Products to a location specified by Supplier and Supplier shall (at Supplier's option) either replace such Product or provide buyer with a credit or refund for the purchase price of such Product (including freight charges). For purposes of this Section 4.2, the term "Deficiency" shall mean either (i) any shortages in a shipment of Product, (ii) any shipment of incorrect Products or (iii) as determined by Supplier, any Products which were in a damaged or defective condition prior to shipment by Supplier. In the event of any Deficiency relating to at least $100,000 of Products, if Supplier does not provide Buyer with replacement Products within 15 days after receipt of Buyer's notice, Buyer shall be entitled to purchase up to the amount such Products from a third party, and the Minimum Volume Requirements shall be reduced by the amount of Products actually purchased from a third party.

                                  ARTICLE V.
                                  ----------

                                     Term
                                     ----

     5.1 Term. Unless terminated sooner as expressly permitted by Section 5.2 hereof, this Agreement shall be in full force and effect for an initial term of eight (8) years beginning on the date hereof and will continue thereafter for successive renewal periods of three (3) years each unless and until terminated by either party at the end of the eight (8) year initial term or at the end of any three (3) year renewal period upon at least two (2) years prior written notice.

     5.2 Early Terminations. This Agreement may be terminated prior to the expiration of the initial term or any renewal period as follows:

          (a) If an event of Force Majeure prevents a party from substantially performing its obligations hereunder, the other party may immediately terminate this Agreement if (i) the notice delivered by the nonperforming party pursuant to Section 2.5(a) hereof (including any monthly updates) states that the event of Force Majeure is anticipated to continue to prevent such party from substantially performing its obligations hereunder for at least twelve months or, in the case of a Force Majeure event affecting Supplier, is anticipated to affect more than one of Buyer's selling seasons (a selling season being from April 1st through June 30th of each Calendar Year) or (ii) the event of Force Majeure actually prevents such party from substantially performing its obligations hereunder for at least twelve months or, in the case of a Force Majeure event affecting Supplier, actually affects more than one of Buyer's selling seasons (a selling season being from April 1st through June 30th of each Calendar Year). In the event of a termination pursuant to this subsection (a), there will be no liability on the part of any party to any other party hereto, except that nothing herein will relieve any party from any breach of this Agreement prior to such termination.

          (b) If an event of Force Majeure prevents a party from substantially performing its obligations hereunder with respect to a particular Product, the other party may immediately partially terminate this Agreement with respect to such Product (and only with respect to such Product) if (i) the notice delivered by the nonperforming party pursuant to Section 2.5(a) hereof (including any monthly updates) states that the event of Force Majeure is anticipated to continue to prevent such party from substantially performing its obligations hereunder with respect to such Product for at least twelve months or, in the case of a Force Majeure event affecting Supplier, is anticipated to affect more than one of Buyer's selling seasons (a selling season being from April 1st through June 30th of each Calendar Year) or (ii) the event of Force Majeure actually prevents such party from substantially performing its obligations hereunder with respect to such Product for at least twelve months or, in the case of a Force Majeure event affecting Supplier, actually affects more than one of Buyer's selling seasons (a selling season being from April 1st through June 30th of each Calendar Year). In the event of a partial termination pursuant to this subsection (b), there will be no liability on the part of any party to any other party hereto, except that nothing herein will relieve any party from any breach of this Agreement prior to such termination.

          (c) In addition to all other rights of Buyer to terminate this Agreement hereunder, Buyer may terminate this Agreement at any time in its sole discretion upon 90 days prior written notice delivered to Supplier. In connection with a termination of this Agreement pursuant to this subsection (b), Buyer (i) authorizes Supplier to immediately ship all Product under open purchase orders, (ii) shall pay all outstanding invoices within 30 days of the date of receipt of the invoice, and (iii) shall pay to Supplier, in addition to the amounts under subclause (ii) above, the amount of $12,000,000, which shall be paid to Supplier in three annual installments of $4,000,000 beginning on the date of termination. In connection with a termination of this Agreement pursuant to this subsection (c), Supplier shall settle with and credit to the account of Buyer no later than the termination date all outstanding payments payable to Buyer hereunder. In the event of a termination pursuant to this subsection (b), there will be no liability on the part of any party to any other party hereto (other than the payments and other obligations described in this subsection
(b)), except that nothing herein will relieve any party from any breach of this Agreement prior to such termination.

          (d) Upon the occurrence of any event of default (as described in Sections 5.3 and 5.4 hereof), and during the continuance thereof the non-defaulting party, at its option, and without prejudice to other lawful remedies which may be available, may elect to terminate this Agreement upon 30 days' prior written notice.

     5.3 Events of Default by Buyer. Buyer shall be in default if any one or more of the following events shall happen:

               (i) Buyer shall fail to perform or comply with any of the material terms or conditions of this Agreement for reasons other than an event of Force Majeure if such failure results in a Material Breach (as defined in Section 5.7 hereof) and such failure shall continue without cure for a period of 90 days after written notice thereof from Supplier to Buyer;

               (ii) Filing by Buyer of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any agreement by Buyer indicating consent to, approval of, or acquiescence in, any such petition or proceeding;

               (iii) The application by Buyer or the consent or acquiescence of Buyer in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets;

               (iv) The making by Buyer of a general assignment for the benefit of creditors;

               (v) The admission of Buyer in writing of its inability generally to pay its debts as they mature; or

               (vi) The filing of an involuntary petition against Buyer seeking reorganization, rearrangement, or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Buyer for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Buyer and the continuance of such for 90 days undismissed or undischarged.

     5.4 Events of Default by Supplier. Supplier shall be in default if any one or more of the following events happen:

               (i) Supplier shall fail to perform or comply with any of the material terms or conditions of this Agreement, for reasons other than an event of Force Majeure if such failure results in a Material Breach, and such failure shall continue without cure for a period of 90 days after receipt of written notice thereof from Buyer to Supplier;

               (ii) The filing by Supplier of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement, or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any Agreement by Supplier indicating consent to, approval of, or acquiescence in, any such petition or proceeding;

               (iii) The application by Supplier or the consent or acquiescence of Supplier in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets;

               (iv) The making by Supplier of a general assignment for the benefit of creditors;

               (v) The admission of Supplier in writing of its inability generally to pay its debts as they mature; or

               (vi) The filing of an involuntary petition against Supplier seeking reorganization, rearrangement or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Supplier for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Supplier and the continuance of such for 90 days undismissed or undischarged.

     5.5 Right to Damages. Notwithstanding anything herein to the contrary, neither Buyer nor Supplier shall have the right to terminate this Agreement as a result of any breach or default by the other party of any of the terms of this Agreement, except in accordance with and to the extent expressly provided for in
Section 5.3(i) and Section 5.4(i). In the event any breach or default of this Agreement does not satisfy the requirements of Section 5.3(i) or Section 5.4(i), then the sole and exclusive remedy shall be the recovery of damages, injunctive relief or specific performance, if appropriate, but not the termination of this Agreement.

     5.6 Open Orders. Upon the termination of this Agreement, Buyer shall continue to be obligated to make any payments outstanding hereunder and to pay for Products shipped under open orders.

     5.7 Definition of Material Breach. For purposes of this Agreement, a "Material Breach" shall means any breach or breaches by the breaching party under this Agreement of its obligations hereunder that results in or will result in the other party incurring damages, liabilities, losses, costs or expenses in an aggregate amount of Two Million ($2,000,000) Dollars or more.

                                  ARTICLE VI.
                                  -----------

                      Product Warranties; Indemnification
                      -----------------------------------

     6.1 Product Warranties. (a) Notwithstanding anything herein to the contrary (but subject to the terms of Section 6.2 below), the warranties provided by Supplier on any of the Products shall be limited to the terms and conditions of the Standard Product Warranty attached hereto as Exhibit 6.1 for each of the Current Products and the product warranty provided in connection with the Right of First Refusal Notice for any New Product (collectively, the "Standard Product Warranty").

          (b) EXCEPT AS PROVIDED IN THE STANDARD PRODUCT WARRANTY SET FORTH ABOVE FOR EACH OF THE PRODUCTS, SUPPLIER DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE, AND SUPPLIER HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AS TO THE CONDITION OR THE QUALITY OF ANY MATERIAL OR WORKMANSHIP IN THE PRODUCTS, AND SUPPLIER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS OF THE PRODUCTS FOR ANY PARTICULAR PURPOSE.

     6.2  Indemnification.

          (a) Notwithstanding anything to the contrary in the Standard Product Warranty, Supplier shall indemnify, defend and hold Buyer, its officers, directors, and employees and agents (the "Buyer Indemnified Parties") harmless from and against any and all claims, losses, damages, judgments, costs, awards, expenses (including reasonable attorneys' fees) and liabilities of every kind (collectively, "Losses") suffered or incurred by any of the Buyer Indemnified Parties as a result of any breach by Supplier of its warranties, guarantees, representations, obligations, agreements or covenants contained herein.

          (b) Notwithstanding anything to the contrary in the Standard Product Warranty, Buyer shall indemnify, defend and hold Supplier, its officers, directors, and employees and agents (the "Supplier Indemnified Parties") harmless from and against any and all Losses suffered or incurred by any of the Supplier Indemnified Parties as a result of any breach by Buyer of its warranties, guarantees, representations, obligations, agreements or covenants contained herein.

          (c) Notwithstanding Section 6.2(a) and 6.2(b) hereof, the parties shall have no right to any lost profits or punitive damages.

          (d) If a party hereto seeks indemnification under this Section 6.2, such party (the "Indemnified Party") shall give written notice to the other party (the "Indemnifying Party") of the specific facts and circumstances giving rise to the claim promptly after such fact or circumstance first comes to the attention of the Indemnified Party, provided that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnifying Party is obligated to be greater than such damages would have been had the Indemnified Party given the Indemnifying Party prompt notice hereunder or the Indemnifying Party is otherwise prejudiced by such failure. If such indemnification claim is based upon or related to any suit, action, claim, liability or obligation brought or asserted by any third party, the Indemnified Party shall promptly notify the Indemnifying Party of the same in writing, specifying in detail the basis of such claim and the facts pertaining thereto and the Indemnifying Party, if it so elects, shall assume and control the defense thereof (and shall consult with the Indemnified Party with respect thereto), including the payment of all necessary expenses, provided, that, as a condition precedent to the Indemnifying Party's right to assume control of such defense, it must furnish the Indemnified Party with reasonable evidence that the Indemnifying Party is and will be able to satisfy any such liability; and provided, further, that the Indemnifying Party shall not have the right to assume control of such defense if the claim which the Indemnifying Party seeks to assume control (i) seeks primarily non-monetary relief against the Indemnified Party; or (ii) involves criminal or quasi-criminal allegations. In the event that the Indemnified Party has the right to retain exclusive control of the defense of such claim due to a failure of the Indemnifying Party to satisfy any of the requirements set forth above, the Indemnified Party shall use good faith efforts, consistent with prudent business judgment, to defend such claim and, if not unduly burdensome on the Indemnified Party, mitigate all Losses, provided that the failure to mitigate all Losses shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnifying Party is obligated to be greater than such damages would have been had the Indemnified Party mitigated all Losses. If the Indemnifying Party is permitted to assume and control the defense and elects to do so, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of the Indemnified Party unless the employment thereof has been specifically authorized by the Indemnifying Party in writing or the Indemnifying Party has failed to assume the defense and employ counsel, in which case the fees and expenses of the Indemnified Party's counsel shall be paid by the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Indemnifying Party, however, if there shall be a final judgment for the plaintiff in any such action for which indemnification is to be provided under Section 6.2, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such judgment to the extent indemnification is to be provided under this Section 6.2. In addition, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief shall be imposed against the Indemnified Party or if such settlement does not expressly and unconditionally release the Indemnified Party from all liabilities and obligations with respect to such claim, without prejudice or if such settlement otherwise has a material adverse effect on any Indemnified Party. Regardless of which party shall assume the defense of the claim the parties agree to cooperate fully with one another in connection therewith and to keep each other reasonably informed of the status of the claim and any related proceeding and shall take no action or make any admissions or statements not required by applicable law which would adversely effect the defense of any such claim.

          (e) The obligations under this Section 6.2 shall survive until three years after the expiration or termination of this Agreement, except with respect to any claims for indemnification made prior thereto. Following the end of such three year period, Buyer's rights to seek recovery against Supplier (except with respect to any claims for indemnification made prior thereto) shall be limited to the terms of the Standard Product Warranty.

          (f) The sole recourse and exclusive remedy of Supplier and Buyer against each other for money damages arising out of this Agreement, whether based on tort, contract or otherwise, shall be to assert a claim for indemnification under the indemnification provisions of this Section 6.2, except in the case of fraud.

                                 ARTICLE VII.
                                 ------------

                             Additional Agreements
                             ---------------------

     7.1  Confidentiality

          (a) Supplier shall treat as confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Buyer which Supplier may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Supplier's obligations under this Agreement. In addition, Supplier shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Supplier. Supplier agrees that except for such disclosure as is required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 7.1(a)

          (b) Buyer shall treat as confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Supplier which Buyer may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Buyer's obligations under this Agreement. In addition, Buyer shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Buyer. Buyer agrees that except for such disclosure as required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 7.1(b).

          (c) The obligations of confidentiality provided in this Agreement shall survive for a period of five years after the expiration or termination of this Agreement for any reason; provided, however, that with respect to any item of confidential information which is a trade secret under applicable law, the obligations of confidentiality hereunder shall survive the expiration of such five year period and remain in full force and effect for so long as the applicable confidential information remains a trade secret under applicable law. The provisions of this Section 7.1 shall not apply to any information, documents or materials which are, as shown by appropriate written evidence, in the public domain or, as shown by appropriate written evidence, shall come into the public domain, other than by reason of default by the applicable party bound hereunder or its Affiliates. Any party may disclose any such information in connection with litigation or arbitration among the parties hereto.

     7.2  Meetings.

          (a) At least once each Calendar Quarter representatives of Buyer and Supplier shall meet to discuss issues relating to this Agreement, including without limitation, forecasting accuracy, new product development, industry strategy and costing and rebate management.

          (b) Supplier shall be entitled to participate in all of Buyer's annual sales meetings that involve vendor participation.

     7.3 Insurance. Supplier shall maintain in full force and effect during the term of this Agreement product liability insurance policies in connection with its activities as contemplated hereby, which insurance polices shall provide for coverage in an amount at least equal to $5,000,000 and shall name Buyer as an additional insured; provided, however, if such insurance is not occurrence based at the time of termination of this Agreement, then Supplier shall maintain such insurance for a period of three years after the termination of this Agreement. In the event that Supplier at any time shall fail to maintain such insurance or to pay any premium relating thereto during the term of this Agreement, Buyer may obtain and maintain such of insurance and pay the premiums, and Supplier shall promptly reimburse Buyer for all costs thereof.

     7.4 Unmarketability or Unsuitability of Products. It the event that any of the Products becomes obsolete or outdated primarily as a result of (i) changes in laws which prohibit the use of such Product or (ii) technological advances in a directly competing product that has captured at least 10% of the United States market for the applicable Product and all other products substantially similar to such Product, and Supplier fails to develop and produce a substitute for such Product within 120 days after its receipt of written notice from Buyer thereof, then (i) the Minimum Volume Requirement shall be decreased dollar-for-dollar by the total of the Net Purchase Price of Product that has become obsolete or outdated that was purchased by Buyer in the immediately preceding Calendar Year to the extent Buyer does not purchase such Product thereafter and (ii) Buyer shall no longer be required to purchase such Product from Supplier pursuant to Section 2.1 hereof and Supplier shall no longer be subject to the restrictions of Section 2.2 or 2.3, as the case may be, with respect to such Product.

     7.5 Incentive Plan. Supplier and Buyer shall collectively develop independent incentive plans to reward sales personnel for promoting and selling the Products.

     7.6 Seasonal Purchase Plan. The SPP for any Calendar Year shall be available for all Products (other than special order liners) purchased by Buyer in an amount up to * * * of the amount of all Products purchased by Buyer from Supplier prior to November 1 of such Calendar Year (including the amount of Products purchased by Buyer during the previous Calendar Year in the SPP and as increased to give effect to new service centers opened by Buyer in such Calendar Year as to be mutually agreed upon by Supplier and Buyer at such time); provided that Supplier may agree to increase the amount of Products Buyer may purchase in the SPP for any Calendar Year. On or prior to November 1 of each Calendar Year, Buyer and Supplier shall mutually agree on the amount of Products to be purchased in the SPP for such Calendar Year; provided that Buyer may in all events purchase in the SPP for such Calendar Year at least the amount specified in the preceding sentence; and provided further that Supplier may in any event require Buyer to purchase at least * * * in the SPP for such Calendar Year. All amount purchased by Buyer in the SPP at Supplier's request (but not including any such amounts requested by Buyer as provided above) shall be applied to the Minimum Volume Requirements for the immediately following Calendar Year as opposed to Calendar Year in which such order is submitted.

     7.7  Access to Books and Records.

          (a) During the term of this Agreement, Buyer shall make or cause to be made such investigation of the books and records of Supplier which are reasonably necessary to verify Supplier's compliance with the terms of this Agreement. For purposes of the foregoing, Supplier Group agrees to permit Buyer and its accountants and other representatives to (i) have full and complete access to Supplier's books and records upon reasonable prior notice during normal business hours and (ii) discuss the calculations of such items with Seller and its relevant employees and accountants. Buyer may not make any such investigation more than twice per Calendar Year and no such investigation may relate to more than the two (2) most recent prior Calendar Years.

          (b) During the term of this Agreement, Supplier shall make or cause to be made such investigation of the books and records of Buyer Group which are reasonably necessary to verify Buyer's compliance with the terms of this Agreement. For purposes of the foregoing, Buyer agrees to permit Supplier and its accountants and other representatives to (i) have full and complete access to Buyer's books and records upon reasonable prior notice during normal business hours and (ii) discuss the calculations of such items with Buyer and its relevant employees and accountants. Supplier may not make any such investigation more than twice per Calendar Year and no such investigation may relate to more than the two (2) most recent prior Calendar Years.

     7.8 Designated Representatives. Each of the parties shall designate an individual who shall be acceptable to the other party ("Designated Representative") who shall be authorized to deal with matters arising under this Agreement. Neither party shall unreasonably withhold approval of the individual designated by the other party to serve as the Designated Representative. A Designated Representative shall continue as the Designated Representative of the appointing party until written notice of the intention to appoint a successor is given by the appointing party until written notice of the intention to appoint a successor is given by the appointing party to the other party at least 10 business days prior to the effective date of the new designation. The initial Designated Representative of each party is set forth on Exhibit 7.8.


                                 ARTICLE VIII.
                                 -------------

                                 Miscellaneous
                                 -------------

     8.1 Waivers and Consents. All waivers and consents given hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party. Except as otherwise provided herein, time is of the essence in this Agreement.

     8.2  Notices.

          (a) All notices and other communications hereunder shall be in writing, and shall be deemed to have been given only if and when (i) if personally delivered, at the time of delivery, (ii) if sent by first class certified or registered air mail, postage prepaid, three business days after mailing, (iii) if sent through a reputable overnight courier service, one business day after deposit with such service or (iv) if sent by telecopy, upon confirmation of receipt, addressed in each case as follows:

          (b)  If to Buyer to:

                    SCP Pool Corporation
                    109 Northpark Boulevard
                    Covington, Louisiana 70433
                    Attention:   W.B. Sexton and John Murphy
                    Telecopier:  504-892-1657

               with a copy, except for purchase or sales orders and billing matters, in like manner to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Attention:   Stephen L. Ritchie
                    Telecopier:  312-861-2200

          (c)  If to Supplier to:

                    Pacific Industries, Inc.
                    787 Watervliet-Shaker Road
                    Latham, NY  12110
                    Attention:   Bruce Quay, President
                                         and
                                 Thomas Gibbs

               with a copy, except for purchase or sales orders and billing matters, in like manner to:

                    Adler Pollock & Sheehan Incorporated
                    2300 Hospital Trust Tower
                    Providence, RI  02903
                    Attention:  Paul A. Campellone, Esq.


Both Supplier and Buyer may change the addresses for the giving of notices and communications and/or copies thereof, by written notice to the other party in conformity with the foregoing.

     8.3 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.4 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of New York.

     8.5 Parties in Interest. This Agreement shall not be assigned by either party without the prior written consent of the other party, such consent not to be unreasonably withheld; provided that Buyer may assign this Agreement to its lending sources for collateral assignment and either Buyer or Supplier may assign this Agreement to one of their Affiliates or a person or entity which acquires substantively all of its assets if such assignee assumes and such assignor shall remain bound by all the terms of this Agreement, except that following any such acquisition this Agreement shall only relate to the specific business and assets being acquired from the assignor and shall not relate to any other business of the acquirer. Subject to the foregoing restriction, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     8.6 Dispute Resolution Procedure. In the event of any dispute arising between the parties out of this Agreement, representatives of each party shall meet as promptly as practicable (but in any event within twenty (20) business days of one party's request to the other for such a meeting) to discuss in good faith a resolution ti the disagreement. If the representatives of the parties are not able to resolve the dispute, the Chief Executive of the Cookson Specialty Molding Sector (or its successor business unit) or his designee and the Chief Executive Officer of Buyer (or its successor business unit) shall meet as promptly as practicable (but in any event within twenty (20) business days of one party's request to the other for such an additional meeting) to resolve the dispute. If the dispute still cannot be resolved, either party may seek a resolution of such dispute in accordance with the provisions if Section 8.7 hereof.

     8.7 Arbitration. Without limiting either party's right to seek injunctive or other equitable relief in any court of competent jurisdiction, any dispute between the parties arising under or in connection with this Agreement shall be settled by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association ("AAA"), except that a written opinion of the arbitrator or arbitrators must be delivered to the parties, notwithstanding any rules to the contrary. The location of any arbitration hereunder shall be in New York, New York, and the arbitration proceedings and the substantive law of this Agreement will be governed by the laws of the State of New York, without reference to conflict of laws principles. The arbitrators shall be individuals generally skilled in the legal and business aspects of the subject matter at issue. A single arbitrator is to be selected jointly by the parties to settle the dispute. If the parties cannot agree on the selection of an arbitrator within fifteen (15) days after notice by one party that it desires to refer a matter to arbitration hereunder, each party shall then select one arbitrator giving notice of its nominee to the other party; and the two arbitrators so selected shall select a third arbitrator within fifteen (15) days after their selection. If a party fails to select an arbitrator within fifteen (15) days after the other party's notice of selection of its nominee, the other party may apply to AAA for selection of a second arbitrator, and the AAA shall do so within fifteen (15) days of such application. If the two (2) arbitrators selected as aforesaid cannot agree upon the selection of the third arbitrator within fifteen (15) days after selection of the second arbitrator, the third arbitrator shall be appointed by the AAA within fifteen (15) days after application by either party. The decision of the arbitrator or any two of the three arbitrators, as the case may be, shall be final, binding and conclusive upon the parties. The prevailing party in any arbitration proceeding hereunder may be awarded, and shall be entitled to recover, all or such portion of its costs and reasonable attorney fees incurred in connection with such proceeding as may be assessed in the discretion of the arbitrators. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     8.8 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, and no rule of strict construction shall be applied against any person.

     8.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one and the same instrument.

     8.10 Entire Agreement. This Agreement, including all schedules and exhibits annexed hereto, contains the entire understanding of the parties hereto with respect to the subject matter contained herein or therein.

     8.11 Amendments. This Agreement may not be changed orally, nor shall any modification of this Agreement be affected by the use of purchase orders, acknowledgments, acceptances or other forms at variance with or in addition to the terms and conditions herein. This Agreement may be changed only by a written agreement signed by Buyer and Supplier.

     8.12 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.



               *               *               *               *

     IN WITNESS WHEREOF, the parties hereto have caused their corporate names to be hereunto subscribed, under seal by their respective duly authorized officers, all as of the day and year first above written.



                                       SOUTH CENTRAL POOL SUPPLY, INC.


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------


                                       PACIFIC INDUSTRIES, INC.


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                                                     Exhibit 1.9
                                                                     -----------

                              Existing Customers
                              ------------------


     Existing Customer                      Location
     -----------------                      --------




PACIFIC CUSTOMERS
-----------------

Company Name                  Address                                                  City                    State        Zip
------------                  -------                                                  ----                    -----       -----
A & M Distributors            1105 Mackey Avenue                                       Chattanooga              TN         37421
Aloha Pools                   1932 Highway 45 Bypass                                   Jackson                  TN         38305  *
Alpine Pools                  4880 Route 8                                             Allison Park             PA         15101  *
American Pool & Spa           280 Crestwood Road                                       Mountain Top             PA         18707  *
Aquarius Pools Const          2395 Whittlesey Road                                     Columbus                 GA         31909  *
Artesian Pools, LLC           1105 Mackey Avenue                                       Chattanooga              TN         37421
B & R Distributing            278 Possum Park Mall                Kirkwood Hwy         Newark                   DE         19711
Beck Enterprises              517 West 10th Street                P.O. Box 1894        Marion                   IN         46953
Benson Pump Company           11000 Mount Rose Highway                                 Reno                     NV         89511  *
Benson Pump Company           10730 East Bethany Dr #304                               Aurora                   CO         80014  *
Benson Pump Company           150 Millwell Drive                                       Maryland Heights         MO         63043  *
Benson Pump Company           2468 Louisianna Avenue North                             Minneapolis              MN         55427  *
Benson Pump Company           15301 West 110th Street                Suite 2           Lenexa                   KS         66219  *
Benson Pump Company           800 Central Avenue                                       University Park          IL         60668  *
Benson Pump Company           14535 Grover Street                                      Omaha                    NE         86317  *
Benson Pump Company           3511 Grand River Avenue                                  Howell                   MI         48843  *
Benson Pump Company           8385 East 34th Street                                    Indianapolis             IN         46226  *
Benson Pump Company           1827 Air Lane Drive                                      Nashville                TN         37210  *
Benson Pump Company           257 North Harvard                                        Oklahoma City            OK         73127  *
Benson Pump Company           1303 Alum Creek Drive                                    Columbus                 OH         43209  *
Benson Pump Company           1936 11th Street                                         Rockford                 IL         61108  *
Benson Pump Company           5390 East 39th Avenue                                    Denver                   CO         80207  *
Benson Pump Company           4920 Pleasant Hill Rd #105                               Memphis                  TN         38118  *
Benson Pump Company           4505 McEwen                                              Farmers Branch           TX         75244  *
Benson Pump Company           4030 Pleasantdale Road                                   Doraville                GA         30340  *
Benson Pump Company           7015 Cessna Drive                                        Greensboro               NC         27409  *
Benson Pump Company           7341A Dogwood Park                                       Fort Worth               TX         76118  *
Benson Pump Company           122-B Shorlake Drive                                     Knoxville                TN         37922  *
Benson Pump Company           921 Distributors Row                                     Harahan                  LA         70123  *
Benson Pump Company           8758 Clay Road                          #410             Houston                  TX         77080  *
Bicknell Huston               12 Parkwood Drive                                        Hopkinton                MA         01748  *

11/10/1997                        A=Alpha, G=Graphex, P=Polymer, S=Steps, L=Liners, E=Everything                              Page 1

PACIFIC CUSTOMERS

Company Name               Address                                                 City            State   Zip
Bicknell Huston            2350 Turnpike Street                    Bldg C          North Andover    MA    01845  *
Bicknell Huston            45 Industrial Park Road                                 Albany           NY    12206  *
Bicknell Huston            1901 LeMoyne Avenue                  P.O. Box 38        Syracuse         NY    13211  *
Bicknell Huston            520 Riverside Industrial Pkwy                           Portland         ME    04103  *
Bicknell Huston            416 Grandview Blvd                                      Zellenople       PA    18063  *
Bicknell Huston            436 Hayden Station Road                                 Windsor          CT    08095  *
Bicknell Huston            2 Treadeasy Avenue                                      Batavia          NY    14020  *
Bicknell Huston            Central Jersey Industrial Pk    3 Easy Street Bldg 6E   Bound Brook      NJ    08805  *
Bicknell Huston            Coopertown Road                     P.O. Box 5037       Delanco          NJ    08075  *
Bicknell Huston            2133 Ocean Avenue                                       Ronkonkoma       NY    11779  *
Bicknell Tidewater         Hampton Industrial Park          707 Industry Drive     Hampton          VA    23662  *
Bicknell Tidewater         1244 Executive Blvd                   Suite 115         Chesapeake       VA    23320  *
Budd's Pools               950 Cooper Street                     Box 5570          Deptford         NJ    06096
Centrex Intl               109-14 Ascan Avenue                                     Forest Hills     NY    11375
Concord Pools              158 Sparrowbush Road                                    Latham           NY    12110  *
Direct Replacements, Inc.  840 Pickens Industrial Drive                            Marietta         GA    30062
Dover Pool & Patio         4000 DuPont Highway                                     Dover            DE    19901  *
Eastgate Pools             685 Old State Route 74                                  Cincinnati       OH    45245
Ellison Enterprises        100 Main Street                      P.O. Box 66        Sanborn          ND    58480
English Pools              631 NE Bypass                      P.O. Box 210688      Montgomery       AL    36121
Gorman Company             1845 S Orange Blossom Trail                             Apopka           FL    32703  *
Gorman Company             440 Third Street                                        Holy Hill        FL    32117  *
Gorman Company             915 Apollo Boulevard                                    Melbourne        FL    32901  *
Gorman Company             125 NE 16th Street                  P.O. Box 2076       Ocala            FL    34478  *
Gorman Company             2937 NE 19th Drive                                      Gainesville      FL    32609  *
Gorman Company             4910 Adamo Drive                                        Tampa            FL    33601  *
Gorman Company             5757 McIntosh Road                                      Sarasota         FL    34233  *
Gorman Company             109 Century Park Drive                                  Tallahassee      FL    32302  *
Gorman Company             4191 SE Commence Avenue             P.O. Box 2830       Stuart           FL    34997  *
Gorman Company             1930 West Beaver Street                                 Jacksonville     FL    32209  *
Gorman Company             2606 Airport Road                                       Panama City      FL    32405  *

11/16/1997                                                                Page 2

PACIFIC CUSTOMERS
-----------------

Company Names                  Address                                              City                   State        Zip
-------------                  -------                                              ----                   -----        ---
Gorman Company                 3439 Reynolds Road                                   Lakeland                FL         33603  *
Gorman Company                 3220 Hanson Street                                   Fort Myers              FL         33916  *
Gorman Company                 3969 Prospect Avenue                                 Naples                  FL         33942  *
Gorman Company                 4149 Warehouse Lane                                  Pensacola               FL         32505  *
Gorman Company                 35 Jet Drive                                         Fort Walton Beach       FL         32548  *
Gorman Company                 1925 SE Biltmore Street                              Port St. Lucie          FL         34952  *
Gorman Company                 511 North Canal Street                               Leesburg                FL         34748  *
Gorman Company                 8130 Leo Kidd Avenue                                 Port Richey             FL         34666  *
Gorman Company                 111 West Vermont Avenue                              Deland                  FL         32720  *
Gorman Company                 51 West Glades Road                                  Boca Raton              FL         33432  *
Gorman Company                 235 State Road 207                 Bldg 4            St. Augustine           FL         32095  *
Gorman Company                 9121 Eden Avenue                                     Hudson                  FL         34667  *
Gorman Company                 1212 Market Circle                                   Port Charlotte          FL         33953  *
Gorman Company                 1135 18th Place                                      Vero Beach              FL         32960  *
Gorman Company                 144 North Florida Avenue                             Inverness               FL         34453  *
Horner Discus                  5755 Powerline Road                                  Fort Lauderdale         FL         33309  *
Island Pools                   1865 Grand Island Blvd                               Grand Island            NY         14072
Islander Pools                 1967 Central Avenue                                  Albany                  NY         12205
Knickerbocker Pools            2000 US North 68                                     Xenia                   OH         44095
LeisureSource                  1601 Wicomica Street                                 Baltimore               MD         21230
Leasuretime                    33205 Curtis Blvd                                    Eastlake                OH         44095
Litehouse Products             11052 Pearl Road                                     Strongsville            OH         44136  *
Majestic Pools                 4370 Walden Avenue                                   Lancaster               NY         14086
Marion Pools                   414 East Court Street            P.O. Box 1244       Marion                  NC         28752
Mid State Pools                Highway 80 Industrial Blvd                           Dublin                  GA         31021
Mushkin Leisure Products       401 East Thomas Street                               Wilkes-Barre            PA         18705
New Kayak Pool Corp, The       2700 Transit Road                                    West Seneca             NY         14224
Niagara Pools                  318 South Black Horse Pike                           Blackwood               NJ         08012
Olympic Pools (OH)             26812 Eckel Road                                     Perrysburg              OH         43551
Optimus, Inc.                  2762 Getwell Road                                    Memphis                 TN         38118
Pensacola Pools                8514 Pensacola Blvd                                  Pensacola               FL         32534  *

PACIFIC CUSTOMERS
-----------------

Company Name                    Address                                               City                   State        Zip
------------                    -------                                               ----                   -----        ---
Piscines Trevi                  510 Boulevard Labelle                                 Fabreville, Quebec                 H7P2P4 *
Polynesian Pools                2980 Virginia Beach Blvd                              Virginia Beach           VA        23452  *
Pool City Inc                   64 Old Clarion Road                                   Pittsburgh               PA        15236
Pool Equipment Supply           893 Plantation Way                                    Montgomery               AL        38117
Pool Mart                       8410 Transit Road                                     Depew                    NY        14043
Pool Water Products             21540 Strathorn Street                                Canoga Park              CA        91314  *
Pool Water Products             11572 Salines Drive                                   Garden Grove             CA        92643  *
Pool Water Products             1343 Dodson Way                                       Riverside                CA        92507  *
Pool Water Products             7777 Ostrow Street                                    San Diego                CA        92111  *
Pool Water Products             1443 South Lyon Street                                Santa Ana                CA        92705  *
Pool Water Products             2334 Havenhurst                                       Dallas                   TX        75234
Pool Water Products             12849 Windfern                                        Houston                  TX        77064
Pool Water Products             3340 East McDowell Road                               Phoenix                  AZ        85006
Pool Water Products             1940 Arnold Industrial Place                          Concord                  CA        94520  *
Pool Water Products             P.O. Box 17358                                        Irvine                   CA        92713  *
Pool Water Products             2801 Land Avenue                                      Sacramento               CA        95815  *
Pool Water Products             2170 Del Franco Street                                San Jose                 CA        95131  *
Pool Water Products             8151 Onion Avenue                                     Vay Nuys                 CA        95131  *
Pool Water Products             524 Commerce Way                                      Longwood                 FL        32750
Pool Water Products             6500 Sawyer Loop Road                                 Sarasota                 FL        34238
Pool Water Products             5901 Powerline Road                                   Fort Lauderdale          FL        33309
Red Sea Trading                 6333 South Peoria              Suite 101              Tulsa                    OK        74138  *
Rogers of Indiana               6364 Westfield Blvd                                   Indianapolis             IN        46220
South Central Pool Supply       2106 North Forbs Blvd          Suite 104              Tuscon                   AZ        85705  *
South Central Pool Supply       2916 East McDowell Road                               Phoenix                  AZ        85008  *
South Central Pool Supply       4801 Grissom Street                                   Bakersfield              CA        93313  *
South Central Pool Supply       8977 West Goshen Avenue                               Visalia                  CA        93291  *
South Central Pool Supply       5640 Jason Lee Place                                  Sarasota                 FL        34233  *
South Central Pool Supply       2078 Andrea Lane SE              Unit 1               Fort Myers               FL        33912  *
South Central Pool Supply       121-B Kelsey Lane                                     Tampa                    FL        33619  *
South Central Pool Supply       860 North Dorothy              Suite 606              Richardson               TX        75081  *

                                                                                                                        Page 4

PACIFIC CUSTOMERS
-----------------

Company Names                  Address                                        City                 State        Zip
-------------                  -------                                        ----                 -----       -----
South Central Pool Supply      2107 Hutton Drive                              Carrolton              TX        75008  *
South Central Pool Supply      109 Northpark Blvd              4th Floor      Covington              LA        70433  *
South Central Pool Supply      4310 Hessner Avenue                            Metairie               LA        70002  *
South Central Pool Supply      2409 Bransford Avenue                          Nashville              TN        37204  *
South Central Pool Supply      13703 Gamma Road                               Dallas                 TX        75244  *
South Central Pool Supply      1565 Townhurst                                 Houston                TX        77043  *
South Central Pool Supply      320 Quaphah Avenue                             Oklahoma City          OK        73107  *
South Central Pool Supply      1305 N Hills Blvd                              N Little Rock          AR        72114  *
South Central Pool Supply      7115 Exchequer Drive                           Baton Rouge            LA        70809  *
South Central Pool Supply      2235-39 Highway 80 West                        Jackson                MS        39204  *
South Central Pool Supply      6400 Midway Road                               Forth Worth            TX        76117  *
South Central Pool Supply      4460 South Boulevard                           Charlotte              NC        28209  *
South Central Pool Supply      5815 Brook Hollow Parkway       Suite A        Norcross               GA        30071  *
South Central Pool Supply      4800 South Ridge Boulevard                     Memphis                TN        38141  *
South Central Pool Supply      3900 Middlebrook Pike                          Knoxville              TN        37921  *
South Central Pool Supply      149 Distribution Drive                         Birmingham             AL        35226  *
South Central Pool Supply      10801 Millington Court                         Cincinnati             OH        45242  *
South Central Pool Supply      9230 Neils Thompson Drive       Suite 108      Austin                 TX        78758  *
South Central Pool Supply      5821 "A" Midway Park NE                        Albuquerque            NM        87109  *
South Central Pool Supply      9310 Meadow Vista Blvd                         Houston                TX        77064  *
South Central Pool Supply      11140 Leadbetter Road                          Ashland                VA        23005  *
South Central Pool Supply      1305 Transport Drive                           Raleigh                NC        27603  *
South Central Pool Supply      6737 East 30th                                 Indianapolis           IN        46219  *
South Central Pool Supply      11540 Ade Road                                 Maryland Heights       MO        63043  *
South Central Pool Supply      9802 Widmer                                    Lenexa                 KS        66215  *
South Central Pool Supply      8504-A Tyco Road                               Vienna                 VA        22180  *
South Central Pool Supply      3691 S 73rd East Avenue                        Tulsa                  OK        74145  *
South Central Pool Supply      1158 Arion Parkway                             San Antonio            TX        78218  *
South Central Pool Supply      8808 Grow Drive                                Pensacola              FL        32514  *
South Central Pool Supply      2900 Dawn Road                                 Jacksonville           FL        32207  *
South Central Pool Supply      1412 Joliet Road                               Romeoville             IL        60446  *

                                                                                                              Page 5

PACIFIC CUSTOMERS
-----------------


Company Name                    Address                                          City                State        Zip
------------                    -------                                          ----                -----        ---
South Central Pool Supply       586 North Tulip                                  Escondido            CA         92025  *
South Central Pool Supply       2160 Hardy Parkway                               Grove City           OH         43123  *
South Central Pool Supply       12670 SW Hall Blvd                               Tigard               OR         97223  *
South Central Pool Supply       12344 75th Street North                          Largo                FL         33773  *
South Central Pool Supply       302 Western Street NW                            Auburn               WA         96002  *
South Central Pool Supply       701 North Hariton Avenue                         Orange               CA         92667  *
South Central Pool Supply       2325 Paragon Drive                               San Jose             CA         95131  *
South Central Pool Supply       11365 Sunrise Gold Circle                        Rancho Cordova       CA         95742  *
South Central Pool Supply       2123 East LaCadena Drive                         Riverside            CA         92507  *
South Central Pool Supply       1619-A Capital Circle NE                         Tallahassee          FL         32306  *
South Central Pool Supply       107 Jetplex Circle                               Madison              AL         35758  *
South Central Pool Supply       8261 Business Park Drive                         Port St. Lucie       FL         34952  *
South Central Pool Supply       806 Oliver Court                                 Montgomery           AL         36117  *
South Central Pool Supply       751 Lakeside Drive                               Mobile               AL         36693  *
South Central Pool Supply       1992 Rockefeller Drive #100                      Ceres                CA         95307  *
South Central Pool Supply       6101 Courtesy Lane                               Shreveport           LA         71108  *
South Central Pool Supply       3135 South Scenic Avenue                         Springfield          MO         65807  *
South Central Pool Supply       1420 Armour Street                               East Ridge           TN         37412  *
South Central Pool Supply       4951 Sheraton Drive                              Macon                GA         31210  *
South Central Pool Supply       3209 Meade Avenue                                Las Vegas            NV         89102  *
South Central Pool Supply       16221 Flight Path Drive                          Brooksville          FL         34609  *
South Central Pool Supply       1045 Sullivan Road                 Suite A       Atlanta              GA         30349  *
South Central Pool Supply       14306 C Circle                                   Omaha                NE         68144  *
South Central Pool Supply       265 West Marvin Avenue                           Longwood             FL         32750  *
South Central Pool Supply       1909 Southgreat Southwest                        Grand Prairie        TX         75051  *
South Central Pool Supply       140 South Pecos                                  Denver               CO         80223  *
South Central Pool Supply       3938 Dunvale                                     Houston              TX         77063  *
South Central Pool Supply       7301 Ellis Road                                  Melbourne            FL         32904  *
South Central Pool Supply       401 West Bedford                                 Fresno               CA         93711  *
South Central Pool Supply       2020 Elsa Street                                 Naples               FL         33942  *
Splash Pools & Spas             737 South Professional Drive                     Shreveport           LA         71105  *

PACIFIC CUSTOMERS
-----------------

Company Name                Address                                     City                  State      Zip
------------                -------                                     ----                  -----      ---
Syracuse Pool Center        6176 South Bay Road                         Cicero                 NY        13039
Technican Pool Products     383 Elgin Street           P.O. Box 1870    Brantford, Orlando              N3TSW4*
Thouin Enterprises, Inc.    3933 Memorial Blvd                          Kingsport              TN        37664
Universal Pool Company      2 West 166th Street                         South Holland          IL        69473
W. W. Adcock                4425 Chambers Hill Road                     Harrisburg             PA        17111*
W. W. Adcock (MD)           305 Najoles Road                            Millersville           MO        21108*
W. W. Adcock (PA)           2811 Phillmont Avenue                       Huntington Valley      PA        19006*
W. W. Adcock (VA)           5596 Raby Road                              Norfolk                VA        23502*
Walter Chemical             1718 Eoff Street                            Wheeling               WV        28003
Water Hole, The             12101 East 40 Highway                       Independence           MO        64055*
Watson's of Cincinnati      2721 East Sharen Road                       Cincinnati             OH        45241
Watson's of Dayton          4399 State Route 725                        Bellbrook              OH        45305
Watson's of Indianapolis    6283 Oaklantion Road                        Indianapolis           IN        45236
Watson's of Kansas City     5101 Bristol                                Kansas City            MO        54129
Watson's of Louisville      3401 Ruckriegel                             Louisville             KY        40299
Watson's of Memphis         2120 Whitten Road                           Memphis                TN        38134
Watson's of Nashville       12966 Old Hickory Blvd                      Nashville              TN        37013

                                                                    Exhibit 1.11

                                Example of * * *
                                ----------



* * *        * * *
* * *        * * *

* * *                * * *


* * *         * * *  * * *
              * * *  * * *



* * *                        * * *
* * *                    * * *

* * *                        * * *




* * *  * * *         * * *          * * *
* * *  * * *  * * *
* * *                               * * *

* * *         * * *
* * *  * * *  * * *  * * *
                     * * *

                                                                    Exhibit 1.12

                          Minimum Volume Requirement
                          --------------------------

1.   The Minimum Volume Requirement for Calendar Year 1998 shall be * * * .

2.   The Minimum Volume Requirement for Calendar Year 1999 shall be * * *

3. The Minimum Volume Requirement for Calendar Year 2000 and each Calendar Year thereafter shall be * * * , as adjusted based on actual price increases or decreases of any Products during the immediately preceding Calendar Year and the amount of such Product purchased in such immediately preceding Calendar Year.

4. For purposes of determining whether the Minimum Volume Requirements have been achieved, (i) if Buyer notifies Supplier within 30 days after the date hereof that Buyer desires to purchase above ground liners from Supplier at the prices specified on Exhibit 3.1(a) hereto, then * * * of the amount of above ground liners purchased by Buyer shall be included in Net Purchase Price, and
(ii) if Buyer does not notify Supplier within 30 days after the date hereof that Buyer desires to purchase above ground liners from Supplier at the prices specified on Exhibit 3.1(a) attached hereto, then none of the above ground liners purchased by Buyer shall be included in Net Purchase Price.

                                                                  Exhibit 3.1(a)

                                     Price
                                     -----

                                                            Section IV  11/10/97
                                                                Page 1
                                         PRICE EFFECTIVE JUNE 12, 1995


PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
-------------------------------------------------------------------------------------------
                         GRAPHEX COMPONENTS                               UNIT         SCP
 CATALOG #                                                   QTY          PRICE        NET
--------------------------------------------------------------------------------------------
MH101       1" NUT & BOLT (STAKES) 35/PKG                     1             6.44       ***
MH103       2" NUT & BOLT (STEPS) 15/PKG                      1             8.76       ***
MH105       2 1/2" NUT & BOLT PKG (STEP/OVAL)                 1            10.30       ***
PH120       NYLON WALL FASTENERS 25/PKG                       1             7.21       ***
PH125       NYLON WALL FASTENERS 3" (OVAL HDW) 25/PKG         1            29.61       ***
PN1001      6" GRAPHEX PANEL                                  1            43.00       ***
PN1002      1' GRAPHEX PANEL                                  44           50.00       ***
PN1004      2' GRAPHEX PANEL                                  22           59.50       ***
PN1005      3' GRAPHEX PANEL                                  11           70.00       ***
PN1007      4' GRAPHEX PANEL                                  11           72.25       ***
PN1008      4' GRAPHEX PANEL SKIMMER PANEL (SP1065)           11           76.50       ***
PN1014      4' GRAPHEX LIGHT PANEL                            11           79.50       ***
PN1016      4' GRAPHEX EXERCISE PANEL (BADU JET-DUAL STR     *NP          122.50       ***
PN1019      5' GRAPHEX PANEL                                  11          102.00       ***
PN1020      6' GRAPHEX PANEL                                  11          106.00       ***
PN1021      6' GRAPHEX SKIMMER PANEL (SP1085)                 11          110.25       ***
PN1027      6' GRAPHEX LIGHT PANEL                            11          102.50       ***
PN1032      17 7/8" RAD GRAPHEX SPACER PANEL                  24           55.75       ***
PN1036      RADIUS GRAPHEX PANEL                              11           76.25       ***
PN1045      RADIUS GRAPHEX SKIMMER PANEL (SP 1097/1096)       11          116.25       ***
PN1047      REVERSE RADIUS GRAPHEX PANEL                      10           94.75       ***
PN1054      135 DEGREE RIGHT GRAPHEX PANEL                   *NP           86.75       ***
PN1055      135 DEGREE LEFT GRAPHEX PANEL                    *NP           86.75       ***
PN1057      2' RAD GRAPHEX PANEL                              8            71.50       ***
PN10571     HALF OF 2' RADIUS GRAPHEX PANEL                  *NP           81.50       ***
PN1065      1' X 1' DOUBLE 225 DEGREE GRAPHEX PANEL          *NP           95.75       ***
PN1066      121 DEGREE GRAPHEX PANEL                         *NP          109.25       ***
PN1072      6" X 6" 152 DEGREE GRAPHEX CORNER PANEL          *NP          109.25       ***
PN1075      4 1/16" X 4 1/16" 229 DEGREE GRAPHEX PANEL       *NP          109.25       ***
PN1078      239 DEGREE GRAPHEX PANEL                         *NP          109.25       ***
PN1079      1' X 1' 270 DEG GRAPHEX PANEL                    *NP          109.25       ***
PN1080      6" X 6" 208 DEGREE GRAPHEX PANEL                 *NP          109.25       ***
PN1083      9" X 9" 270 DEGREE GRAPHEX PANEL                 *NP          109.25       ***
PN1086      1' X 2' 90 DEGREE RIGHT GRAPHEX PANEL            *NP          146.50       ***
PN1087      2' X 1' 90 DEGREE LEFT GRAPHEX PANEL             *NP          146.50       ***
PN1089      21' X 21' DOUBLE 225 DEGREE GRAPHEX PANEL        *NP          150.00       ***
PN7093      K-BRACE                                           46           21.25       ***
PN751       5-DEGREE WEDGE                                    1             2.83       ***
PN752       9-DEGREE WEDGE                                    1             3.09       ***
PN754       15 DEGREE WEDGE                                   1             3.35       ***
PN756       45 DEGREE WEDGE                                   1             9.79       ***
PH140       MALE MATE-LOCK ADAPTER (2 PER 45 DEG WEDGE)      *NP            0.40       ***
AH100       WELD-ON #16 (ORDER IN 5 OZ INCREMENTS)           *NP            1.09       ***
SP0045      GRAPHEX PANEL SAMPLE (1' X 1')                    1            11.00       ***
--------------------------------------------------------------------------------------------

* NP = NOT PALLETIZED

THESE PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE MERCHANDISE WILL BE INVOICED AT THE PRICE IN EFFECT AT THE TIME OF SHIPMENT. ALL ITEMS F.O.B. LATHAM, NY. WE RESERVE THE RIGHT TO MAKE IMPROVEMENTS AND CHANGES IN DESIGN AT ANY TIME INTEREST WILL BE CHARGED ON ALL PAST DUE BALANCES AT THE RATE OF 1 1/2% PER MONTH (18% PER ANNUM).

                                                             Section IV 11/10/97
                                                                 Page 3
                                        PRICE EFFECTIVE JANUARY 1, 1997



PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

--------------------------------------------------------------------------------
           POLYMER COMPONENTS                                       UNIT   SCP
CATALOG #                                                  QTY     PRICE   NET*
--------------------------------------------------------------------------------
  MH101    1" NUT & BOLT (STAKES) (35/PKG)                   1       6.44  ***
  MH103    2" NUT & BOLT (STEPS) (15/PKG)                    1       8.76  ***
  PH120    NYLON WALL FASTENERS (25/PKG)                     1       7.21  ***
 PN1534    22 7/8" RADIUS POLYMER SPACER PANEL              20      55.62  ***
 PN1535    26 1/4" RADIUS POLYMER SPACER PANEL             *NP      80.86  ***
 PN1536    RADIUS POLYMER PANEL                             11      75.96  ***
 PN15361   RADIUS SKIMMER PANEL (SP1097/1096)               11     103.75  ***
 PN1547    REVERSE RADIUS POLYMER PANEL                     10      99.14  ***
 PN1554    135 DEGREE RIGHT POLYMER PANEL                  *NP      46.35  ***
 PN1555    135 DEGREE LEFT POLYMER PANEL                   *NP      46.35  ***
 PN1556    1' X 1' POLYMER PANEL (6" RAD)                   16      38.37  ***
 PN1558    4" RADIUS POLYMER PANEL (2 REQUIRED - 90 DEGR)    8      84.20  ***
 PN1601    6" POLYMER PANEL                                *NP      46.35  ***
 PN1602    1' POLYMER PANEL                                 44      53.56  ***
 PN1603    1' 3" POLYMER PANEL                             *NP      51.50  ***
 PN1604    2' POLYMER PANEL                                 22      63.35  ***
 PN1605    3' POLYMER PANEL                                *11      79.83  ***
 PN1606    3' 6" POLYMER PANEL                              11      89.61  ***
 PN1607    4' POLYMER PANEL                                 11      81.63  ***
 PN1610    4' POLYMER SKIMMER PANEL (SP1064)                11      83.95  ***
 PN1614    4' POLYMER LIGHT PANEL                           11      83.17  ***
 PN1616    4' POLYMER EXERCISE PANEL (BADU JET-DUAL STR)   *NP     127.46  ***
 PN1619    5' POLYMER PANEL                                 11     106.09  ***
 PN1620    6' POLYMER PANEL                                 11     112.53  ***
 PN1623    6' POLYMER SKIMMER PANEL (SP1084)                11     116.91  ***
 PN1657    2' RADIUS POLYMER PANEL                           8      86.52  ***
 PN16571   HALF OF 2' RADIUS POLYMER PANEL                 *NP      90.25  ***
 PN1665    1' X 1' DOUBLE 225 DEGREE POLYMER PANEL         *NP     118.97  ***
 PN1667    135 DEGREE POLYMER PANEL                        *NP     110.98  ***
 PN1672    152 DEGREE POLYMER PANEL                        *NP     117.94  ***
 PN1673    12" X 7 1/4" 219 DEGREE LEFT POLYMER PANEL      *NP     118.97  ***
 PN1674    7 1/4" X 12" 219 DEGREE RIGHT POLYMER PANEL     *NP     118.97  ***
 PN1677    225 DEGREE POLYMER PANEL                        *NP     118.97  ***
 PN1679    1' X 1' 270 DEGREE POLYMER PANEL                *NP     118.97  ***
 PN1680    208 DEGREE POLYMER PANEL                        *NP     117.94  ***
 PN1688    9" SPACER POLYMER PANEL                         *NP      83.69  ***
 PN1689    21" X 21" DOUBLE 225 POLYMER PANEL              *NP     166.86  ***
 PN7090    A-BRACE                                          46      17.25  ***
 PN7094    Y-BRACE                                          46      21.63  ***
 PN7095    Z-BRACE                                          23      28.84  ***
  PN751    5 DEGREE WEDGE                                    1       2.83  ***
  PN752    9 DEGREE WEDGE                                    1       3.09  ***
  PN754    15 DEGREE WEDGE                                   1       3.35  ***
  PN756    45 DEGREE WEDGE                                   1       9.79  ***
  PH140    MALE MATE-LOCK ADAPTER (2 PER 45 DEG WEDGE)       1       0.40  ***
  AH100    WELD-ON ADHESIVE (ORDER IN 5 OZ INCREMENTS)       1 0Z    1.09  ***
 SP0048    POLYMER PANEL SAMPLE (1' X 1')                    1      10.30  ***

--------------------------------------------------------------------------------

THESE PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE. MERCHANDISE WILL BE INVOICED AT THE PRICE IN EFFECT AT THE TIME OF SHIPMENT. ALL ITEMS F.O.B. LATHAM, NY. WE RESERVE THE RIGHT TO MAKE IMPROVEMENTS AND CHANGES IN DESGN AT ANY TIME. INTEREST WILL BE CHARGED ON ALL PAST DUE BALANCES AT THE RATE OF 1 1/2% PER MONTH (18% PER ANNUM).

                                                          Section IV    11/10/97
                                                              Page 6
                                     PRICE EFFECTIVE JANUARY 1, 1997



PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING
------------------------------------------------------------------------------------------------------------------------------------
   NEW              PERFORMANCE STEP COMPONENTS                                                         BRACES          UNIT     SCP
CATALOG #                                                                                              REQUIRED   QTY   PRICE    NET
------------------------------------------------------------------------------------------------------------------------------------
ST0018    INSIDE CORNER STEP                                                                            *1+"2      7    594.05   ***
ST0019    INSIDE CORNER STEP CANTILEVER                                                                 *1+"2      7    594.05   ***
ST2001    2' POOL WALL LADDER                                                                                     10    175.87   ***
ST4018    4' 3 TRD STEP                                                                                    *2      8    444.45   ***
ST4019    4' 3 TRD STEP CANTILEVER                                                                         *2      8    444.45   ***
ST6007    6' SWIM N LOUNGE                                                                                  1      8    506.25   ***
ST6008    6' SWIM N LOUNGE CANTILEVER                                                                       1      8    506.25   ***
ST6018    6' 4 TRD STRAIGHT STEP                                                                            2      8    489.51   ***
ST6019    6' 4 TRD STRAIGHT STEP CANTILEVER                                                                 2      8    489.51   ***
ST6043    6' 4 TRD RADIUS STEP                                                                              2      8    534.31   ***
ST6044    6' 4 TRD RADIUS STEP CANTILEVER                                                                   2      8    534.31   ***
ST6118    6' 4 TRD FRENCH CURVE STEP                                                                        2      8    570.00   ***
ST6119    6' 4 TRD FRENCH CURVE STEP CANTILEVER                                                             2      8    570.00   ***
ST8018    8' 4 TRD STRAIGHT STEP                                                                            3      8    544.36   ***
ST8019    8' 4 TRD STRAIGHT STEP CANTILEVER                                                                 3      8    544.36   ***
ST8024    8' 4 TRD STRAIGHT SIT N STEP                                                                      4      8    594.05   ***
ST8025    8' 4 TRD STRAIGHT SIT N STEP CANTILEVER                                                           4      8    594.05   ***
ST8043    8' 4 TRD RADIUS STEP                                                                              3      8    632.16   ***
ST8044    8' 4 TRD RADIUS STEP CANTILEVER                                                                   3      8    632.16   ***
ST8049    8' 4 TRD RADIUS SIT N STEP                                                                        4      8    637.06   ***
ST8050    8' 4 TRD RADIUS SIT N STEP CANT                                                                   4      8    637.06   ***
ST1024    10' ROMAN SIT N STEP                                                                          *3+*2      6    927.00   ***
ST1025    10' ROMAN SIT N STEP CANTILEVER                                                               *3+*2      6    927.00   ***

ST8900    8' STRAIGHT STEP N SPA - TECHNICIAN                                                                      1   1910.00   ***
ST8910    8' RADIUS STEP N SPA - TECHNICIAN                                                                        1   1955.00   ***
 PS10     POOLSIDE SPA - STRAIGHT - TECHNICIAN                                                                     1   1910.00   ***
 PS20     POOLSIDE SPA - RADIUS - TECHNICIAN                                                                       1   1910.00   ***

PH325     *10' ROMAN STEP BRACE - 3 REQUIRED PER STEP                                                             TBD    19.57   ***
PH326     *10' ROMAN SEAT BRACE - 2 REQUIRED PER STEP                                                             TBD    12.36   ***
PH338     *LOUNGE BRACE (1 REQUIRED PER LOUNGE)                                                                   32     15.97   ***
PH339     STEP BRACE (SEE BRACES REQUIRED COLUMN)                                                                 32     18.80   ***
PH3391    *4' STEP BRACE - 2 REQUIRED PER STEP                                                                           17.00   ***
PH3392    *INSIDE CORNER STEP CENTER BRACE - 1 REQUIRED PER STEP                                                         17.77   ***
PH3393    *INSIDE CORNER STEP DIAGONAL BRACE - 2 REQUIRED PER STEP                                                       17.00   ***

SP0064    HALF STEP - DISPLAY (CALL FOR AVAILABILITY)                                                                 150.00 NET ***

PH390     PERFORMANCE STEP CANTILEVER DECK FORMS - STRAIGHT**                                                     NP     47.00   ***
PH39+     PERFORMANCE STEP CANTILEVER DECK FORMS - RADIUS**                                                       NP     47.00   ***
          ** SEE COPING PRICE LISTS FOR CANTILEVER STEP COPING KITS
-----------------------------------------------------------------------------------------------------------------------------------

1.  PERFORMANCE STEPS ARE PRICED WITHOUT STEP BRACES.
2.  DECK SUPPORTS ARE OPTIONAL.
3. STEP BRACES WILL BE SHIPPED (IN PALLET QUANTITIES) AND PACKAGED SEPARATELY FROM THE STEP.
4. ADD $20.00 PER STEP FOR ORDERS IN LESS THAN PALLET QUANTITIES EXCEPT FOR THE 2' POOL WALL LADDER AND 4' STRAIGHT STEP.


PERFORMANCE STEPS CARRY A 25 YEAR WRITTEN NON-PRORATED WARRANTY WHEN USED WITH THE PERFORMANCE STEP BRACES.

THESE PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE. MERCHANDISE WILL BE INVOICED AT THE PRICE IN EFFECT AT THE TIME OF SHIPMENT ALL ITEMS F.O.B. LATHAM, NY. WE RESERVE THE RIGHT TO MAKE IMPROVEMENTS AND CHANGES IN DESIGN AT ANY TIME. INTEREST WILL BE CHARGED ON ALL PAST DUE BALANCES AT THE RATE OF 1 1/2% PER MONTH (18% PER ANNUM).

                                                            Section IV  11/10/97
                                                                Page 7
                                                 PRICE EFFECTIVE JANUARY 1, 1997



PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

-------------------------------------------------------------------------------------------
                                  STEP ACCESSORIES                          UNIT        SCP
CATALOG #                                                                   PRICE       NET
-------------------------------------------------------------------------------------------

MH300         INDIVIDUAL STEP SCREWS                                            0.10    ***
                ORDER QTY NEEDED (SEE CHART BELOW)
MH330         STEP HARDWARE PACKAGE (CONTAINS: 55 SCREWS, 2 VINYL CAP           1.25    ***
                (. . . 2 ALCOHOL TOWELS, 2 FOAM BLOCKS, STEP WARRANTY)
PH314         GASKET MATERIAL WITH HOLES PER FOOT                               1.29    ***
                FOR SINGLE GASKET STYLE (SEE CHART BELOW)
PH315         GASKET MATERIAL WITHOUT HOLES PER FOOT                            1.29    ***
                FOR SINGLE GASKET STYLE (SEE CHART BELOW)
PH348         VINYL CAP -- WHITE                                                0.44    ***
PH336         SUPPORT PAD FOR SIT N STEP (2 REQUIRED PER STEP)                  4.38    ***

              REPLACEMENT FACEPLATE, COVERSTRIP, SCREWS AND GASKET
                                 SEE NEXT PAGE
LR303006      6' STEP TENT -- BLUE                                             43.26    ***
LR303008      8' STEP TENT -- BLUE                                             57.68    ***
LR3030010     10' STEP TENT -- BLUE                                            65.50    ***

SP0064        HALF STEP -- DISPLAY (CALL FOR AVAILABLITY)                 150.00 NET    ***
SP0063        STEP TREAD HAND SAMPLE                                            2.06    ***
-------------------------------------------------------------------------------------------

THESE PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE. MERCHANDISE WILL BE INVOICED AT THE PRICE IN EFFECT AT THE TIME OF SHIPMENT. ALL ITEMS F.O.B. LATHAM, NY. WE RESERVE THE RIGHT TO MAKE IMPROVEMENTS AND CHANGES IN DESIGN AT ANY TIME. INTEREST WILL BE CHARGED ON ALL PAST DUE BALANCES AT THE RATE OF 1 1/2% PER MONTH (18% ANNUM).

                                                          Section IV    11/10/97

                                     PRICE EFFECTIVE JANUARY 1, 1997



PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
--------------------------------------------------------------------------------
   NEW              MISCELLANEOUS ITEMS                       UNIT       SCP
CATALOG#                                                      PRICE      NET*
--------------------------------------------------------------------------------
PH110       WHITE LINER SPLINE (PER FOOT)                     $0.20      ***
PH111       BLUE LINER SPLINE (PER FOOT)                       0.20      ***
PH102       LINER LOCK - RIGID PVC WHT (48")                   1.29      ***
PH150       HOOK & LOOP - FITS UP TO AN 8' STEP*             $56.00      ***
                     *ORDER FROM SCOTIA OR ATLANTA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PH100      CR LINER STRIPS GRAY (6')                           7.99      ***
MH125      8A X 1" PHILLIPS OVAL SCREW                         0.05      ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PH130      8' STR COVER CAP (5/PKG)*                          57.94      ***
PH131      55" RAD COVER CAP (12/PKG)*                        86.78      ***
PH132      COVER CAP CORNER (4/PKG)*                          23.18      ***
PH133      REV RAD COVER CAP COR (3/PKG)*                     12.62      ***
PH134      COVER CAP CLIPS*                                    1.29      ***
       *SEE NEXT PAGE FOR LIST OF COMPONENTS IN EACH KIT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PH115      GARDEN PANEL CLIP                                   1.25      ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PH101      24' RND LINER STRIP WHT (37.5")                     1.80      ***
PH116      24' RND 6" SEAT PANEL CLIP                          1.80      ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PH140      MALE MATE-LOCK ADAPTER                              0.40      ***
AH100      WELD-ON #16 ADHESIVE (ORDER IN 5 OZ INCRE           1.09      ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AH302      WELD-ON #10 REPAIR KIT 4 OZ - STEP REPAIR          11.85      ***
AH301      HANDIFOAM 2 PT MODEL II - STEP REPAIR             123.60      ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CO201      LINER BOX - SMALL TOP                               3.86      ***
CO202      LINER BOX - SMALL BOTTOM                            3.61      ***
CO206      LINER BOX - LARGE TOP                               4.89      ***
CO207      LINER BOX - LARGE BOTTOM                            4.38      ***
CO242      ABG LINER BOX - SMALL TOP                           3.35      ***
CO243      ABG LINER BOX - SMALL BOTTOM                        3.35      ***
CO244      ABG LINER BOX - LARGE TOP                           4.64      ***
CO245      ABG LINER BOX - LARGE BOTTOM                        4.64      ***
--------------------------------------------------------------------------------

THESE PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE. MERCHANDISE WILL BE INVOICED AT THE PRICE IN EFFECT AT THE TIME OF SHIPMENT. ALL ITEMS F.O.B., LATHAM, NY. WE RESERVE THE RIGHT TO MAKE IMPROVEMENTS AND CHANGES IN DESIGN AT ANY TIME. INTEREST WILL BE CHARGED ON ALL PAST DUE BALANCES AT THE RATE OF 1 1/2% PER MONTH (18% PER ANNUM).

                                                                        11/10/97

                             SPECIAL LINER PRICING
                           EFFECTIVE JANUARY 1, 1997

  I.  FORMULA
      MAXIMUM LENGTH X MAXIMUM WIDTH X PRICE/SQUARE FOOT + ADD ONS X DISCOUNT

 II.  SQUARE FOOT PRICING (20MIL)--TILE/PRINT

              SQ. FT                                              SCP NET
              ------                                              -------
              LESS THAN 100 SQ FT                                   ***
              100-499 SQ FT                                         ***
              500-640                                               ***
              641-799                                               ***
              800-1249                                              ***
              1250+                                                 ***

III.  ADD ONS TO FORMULA:

                                                                    net
                                                                    ---
      A.  FREE FORM/IRREGULAR SHAPE (KIDNEY)                        ***
      B.  STEEL STEPS OR SWIM OUTS (WITH ROD POCKETS)               *** PER STEP
      C.  VINYL STEPS OR SWIM OUTS (WITH VELCRO)                    *** PER STEP
      D.  OVERLAP                                                   ***
      E.  OVER 9' DEEP                                              ***
      F.  ANY LINER LESS THAN 100 SQ FT                             ***
      G.  UPCHARGE FOR NON-STANDARD MATERIAL MATCH                  ***
      H.  UPCHARGE FOR OVER 42" FINISHED GRADE                      ***
      I.  UPCHARGE FOR ALL PRINT LINER                              ***
            (NOTE: ALL SPARKLE BLUE AND ALL SPARKLE WHITE
            LINERS ARE AVAILABLE WITHOUT AN UPCHARGE)
                                                             LIST   Net
                                                            ------  ---
      J.  SPECIAL FEATURES CALL FOR QUOTE
          ***PH150--HOOK & LOOP--FITS UP TO AN 8' STEP      $58.00  ***

 IV.  TYE DYE LINERS ADD 20% TO 20 MIL PRICES

  V.  27 MIL LINERS ADD 30% TO 20 MIL PRICE
      27/20 MIL LINERS ADD 15% TO 20 MIL PRICE

 VI.  LAZY L-    CALCULATE AS THREE RECTANGLES (SEE NEXT PAGE)
      ROUNDS-    FIGURE AS TRUE SQ FT (PI) 3.14 X RAD X RAD
      OCTAGON-   FIGURE LIKE ROUND, DIAGONAL POINT TO POINT DIVIDE BY 2 = RADIUS
      FREEFORM-  ANYTHING WITH A REVERSE RADIUS
      TRUE L-    FIGURE AS TWO RECTANGLES

      ALL DIMENSIONS SHOULD BE BASED ON NEAREST INCH WHEN FIGURING SQUARE
      FOOTAGE

      INCHES  DECIMAL INCHES  INCHES  DECIMAL INCHES  INCHES  DECIMAL INCHES
      ------  --------------  ------  --------------  ------  --------------
        1          0.08         5          0.42          9         0.75
        2          0.17         6          0.5          10         0.83
        2          0.25         7          0.58         11         0.92
        4          0.33         8          0.67         12         1

PLEASE USE CATALOGUE NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at price in effect at the time of shipment. All items F.O.B., Latham/Scotia, NY or Atlanta, GA. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum)

                                                          Section IV    11/10/97

                                     PRICE EFFECTIVE JANUARY 1, 1997

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
--------------------------------------------------------------------------------------------------------------
                                       Pacific Liners - Flat
                            13th Edition (1996 & Prior) 40" Finish Only     3TH EDITIO
                                        Florentine/Sparkle                    DRAWING       UNIT       SCP
   CATALOG #                                DESCRIPTION                        NUMBER       PRICE      NET*
--------------------------------------------------------------------------------------------------------------
LR 47321321                9'8 X 13'8 FLAT GRECIAN EXERCISE W/GUIDE            GX-162      $150.40     ***
LR 47321331                12 X 16 FLAT RCT 2' RAD COR EXERCISE W/GUIDE        GX-163      $227.68     ***
LR 47320031                17" ROUND FLAT                                      GX-101      $273.12     ***
LR 47320331                13 X 25 OVAL FLAT                                   GX-158      $403.68     ***
LR 47320341                13 X 24 OVAL FLAT W/8' RAD STEP                  GX-158-8'SC    $385.38     ***
LR 47320351                14'3 X 22'10 OVAL FLAT                              GX-102      $400.30     ***
LR 47320371                14'3 X 28'10 OVAL FLAT                              GX-103      $509.95     ***
LR 47320421                17 X 27 OVAL FLAT                                   GX-104      $572.11     ***
LR 47320481                17 X 35 OVAL FLAT                                   GX-105      $717.80     ***
LR 4732073106              10 X 40 FLAT 2' RAD COR                             GX-109      $496.00     ***
LR 4732075106              12 X 24 FLAT RCT 2' RAD COR                         GX-111      $351.52     ***
LR 4732079106              14 X 26 FLAT RCT 2' RAD COR                         GX-112      $449.56     ***
LR 4732081106              16 X 32 FLAT RCT 2' RAD COR                         GX-113      $614.88     ***
LR 4732088106              18 X 36 FLAT RCT 2' RAD COR                         GX-114      $712.24     ***
LR 4732093106              20 X 40 FLAT RCT 2' RAD COR                         GX-115      $868.00     ***
LR 47321511                14 X 25 KIDNEY FLAT RT                              GX-156      $434.08     ***
LR 47321521                14 X 25 KIDNEY FLAT LT                              GX-157      $434.06     ***
LR 47321461                15 X 30 KIDNEY FLAT RT                              GX-142      $561.79     ***
LR 47321471                15 X 30 KIDNEY FLAT LT                              GX-143      $561.79     ***
LR 47321531                13 X 26 GRECIAN FLAT                                GX-159      $419.14     ***
LR 47320181                16' OCTAGON FLAT                                    GX-119      $228.65     ***
LR 47320221                21' OCTAGON FLAT                                    GX-120      $423.17     ***
LR 47320281                26' OCTAGON FLAT                                    GX-121      $644.11     ***
LR 47320311                31' OCTAGON FLAT                                    GX-122      $851.25     ***
--------------------------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scotia, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                          Section IV    11/10/97
                                                             Page 11
                                     PRICE EFFECTIVE JANUARY 1, 1997

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
--------------------------------------------------------------------------------------------------------------
                                     Pacific Liners - Hopper
                            13th Edition (1996 & Prior) 40" Finish Only         3TH EDITIO
                                  Florentine/Sparkle with stripe                 DRAWING       UNIT       SCP
   CATALOG #                                DESCRIPTION                           NUMBER       PRICE      NET*
--------------------------------------------------------------------------------------------------------------
LR47320482                17 X 35 OVAL HOP                                       GX-106      $737.80     ***
LR47320642                19 X 37 OVAL HOP                                       GX-107      $790.50     ***
LR47320682                21 X 41 OVAL HOP                                       GX-108      $951.51     ***
LR4732061206              16 X 32 RCT HOP 2' RAD COR                             GX-116      $634.88     ***
LR4732088206              18 X 36 RCT HOP 2' RAD COR                             GX-117      $732.24     ***
LR4732093206              20 X 40 RCT HOP 2' RAD COR                             GX-118      $888.00     ***
LR473210806               16 X 24 X 41 TRUE L RT HOP 2' COR - DOUBLE 45 DEG.     GX-128      $885.92     ***
LR473210906               16 X 24 X 41 TRUE L LT HOP 2' COR - DOUBLE 45 DEG.     GX-129      $885.92     ***
LR4732119206              16 X 41 LAZY L RT 2' COR                               GX-130      $741.28     ***
LR4732120206              16 X 41 LAZY L LT 2' COR                               GX-131      $741.28     ***
LR4732123206              18 X 44 LAZY L RT 2' COR                               GX-132      $874.62     ***
LR4732124206              18 X 44 LAZY L LT 2' COR                               GX-133      $874.62     ***
LR4732125206              20 X 46 LAZY L RT 2' COR                               GX-134    $1,021.20     ***
LR4732126206              20 X 46 LAZY L LT 2' COR                               GX-135    $1,021.20     ***
LR4732141206              18 X 34'6" RMN HOP 2' RAD                              GX-136      $770.04     ***
LR4732142206              18 X 33'7" RMN HOP 2' RAD W/8' RAD STEP             GX-136-8'SC    $749.57     ***
LR47321512                17 X 33 KID RT HOP                                     GX-145      $693.16     ***
LR47321522                17 X 33 KID LT HOP                                      X-144      $693.16     ***
LR47321622                18 X 36 KID RT HOP                                     GX-147      $758.23     ***
LR47321632                18 X 36 KID LT HOP                                     GX-146      $758.23     ***
LR47321782                17 X 33 OBL RT HOP                                     GX-139      $689.44     ***
LR47321792                17 X 33 OBL LT HOP                                     GX-138      $689.44     ***
LR47321802                17 X 37 SUPER 8 HOP                                    GX-141      $779.96     ***
LR47321982                17 X 30 FIGURE 8                                       GX-140      $636.12     ***
LR47321822                21 X 33 ELLIPSE HOP                                    GX-137      $757.10     ***
LR47321861                18 X 36 MTN LK RT HOP                                  GX-149      $856.54     ***
LR47321871                18 X 36 MTN LK LT HOP                                  GX-153      $856.54     ***
LR47321881                21 X 40 MTN LK RT HOP                                  GX-151    $1,025.64     ***
LR47321891                21 X 40 MTN LK LT HOP                                  GX-152    $1,025.64     ***
LR47321332                16'6" X 32'6" GREC HOP                                 GX-123      $664.95     ***
LR47321352                16'6" X 36'6" GREC HOP                                 GX-124      $746.79     ***
LR47321362                17'11 X 37'11 GREC HOP                                 GX-125      $767.61     ***
LR47321382                19'4 X 39'4 GREC HOP                                   GX-126      $859.09     ***
LR47321402                24'2 X 44'2 GREC HOP                                   GX-127    $1,184.71     ***
LR47322002                17 X 27 X 34 LAGOON RT HOP                             GX-148      $793.26     ***
LR47322012                17 X 27 X 34 LAGOON LT HOP                             GX-154      $793.26     ***
-------------------------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                            Section IV  11/10/97
                                      PRICE EFFECTIVE: JANUARY 1, 1997

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

---------------------------------------------------------------------------------------------
                               South Central Pool Supply
                                  Private Label Liners
                                 Gulfstar/Sparkle Blue              -------------------------
                             1996 & Prior (40" Finish only)         DRAWING    UNIT      SCP
 CATALOG #                            DESCRIPTION                   NUMBER     PRICE     NET*
---------------------------------------------------------------------------------------------
LR11326041             31' OCT FLT                                  PP-136     $851.25   ***
LR11326071             15'2" X 29'10" OVAL FLT                      PP-102     $563.65   ***
LR11326091             18 X 36 OVAL FLT                             PP-104     $712.24   ***
LR11326092             18 X 36 OVAL HOP                             PP-105     $732.24   ***
LR11326101             18 X 42 OVAL FLT                             PP-106     $834.28   ***
LR11326102             18 X 42 OVAL HOP                             PP-107     $854.28   ***
LR1132613104           12 X 24 RECT FLT 6" COR                      PP-111     $351.52   ***
LR1132613106           12 X 24 RECT FLT 2' COR                      PP-111A    $351.52   ***
LR1132613107           12 X 24 RECT FLT 4' COR                      PP-112     $351.52   ***
LR1132614104           14 X 26 RECT FLT 6" COR                      PP-113     $449.56   ***
LR1132614106           14 X 26 RECT FLT 2' COR                      PP-113A    $449.56   ***
LR1132614107           14 X 26 RECT FLT 4' COR                      PP-114     $449.56   ***
LR1132615104           16 X 32 RECT FLT 6" COR                      PP-115     $614.88   ***
LR1132615107           16 X 32 RECT FLT 4' COR                      PP-119     $614.88   ***
LR1132615204           16 X 32 RECT HOP 6" COR                      PP-116     $634.88   ***
LR1132615206           16 X 32 RECT HOP 2' COR                      PP-118     $634.88   ***
LR1132615207           16 X 32 RECT HOP 4' COR                      PP-120     $634.88   ***
LR1132616104           18 X 36 RECT FLT 6" COR                      PP-121     $712.24   ***
LR1132616107           18 X 36 RECT FLT 4' COR                      PP-125     $712.24   ***
LR1132616204           18 X 36 RECT HOP 6" COR                      PP-122     $732.24   ***
LR1132616206           18 X 36 RECT HOP 2' COR                      PP-124     $732.24   ***
LR1132616207           18 X 36 RECT HOP 4' COR                      PP-126     $732.24   ***
LR1132617104           20 X 40 RECT FLT 6" COR                      PP-127     $868.00   ***
LR1132617107           20 X 40 RECT FLT  4' COR                     PP-131     $868.00   ***
LR1132618204           20 X 40 RECT HOP 6" COR 8-6 DP               PP-128     $888.00   ***
LR1132618206           20 X 40 RECT HOP 2' COR 8-6 DP               PP-130     $888.00   ***
LR1132618207           20 X 40 RECT HOP 4' COR 8-6 DP               PP-132     $888.00   ***
LR1132625204           16 X 42 X 24 TRUE L RT HOP 6" COR           R6TLR16     $888.00   ***
LR1132625206           16 X 42 X 24 TRUE L RT HOP 2' COR           R2TLR16     $888.00   ***
LR1132625207           16 X 42 X 24 TRUE L RT HOP 4' COR           R4TLR16     $888.00   ***
LR1132626204           16 X 42 X 24 TRUE L LT HOP 6" COR           R6TLL16     $888.00   ***
LR1132626206           16 X 42 X 24 TRUE L LT HOP 2' COR           R2TLL16     $888.00   ***
LR1132626207           16 X 42 X 24 TRUE L LT HOP 4' COR           R4TLL16     $888.00   ***
---------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                           Section IV   11/10/97
                                               PRICE EFFECTIVE:  JANUARY 1, 1997

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

---------------------------------------------------------------------------------------------
                               South Central Pool Supply
                                  Private Label Liners
                                 Gulfstar/Sparkle Blue                       ----------------
                             1996 & Prior (40" Finish only)         DRAWING    UNIT      SCP
 CATALOG #                            DESCRIPTION                   NUMBER     PRICE     NET
---------------------------------------------------------------------------------------------
LR1132629204           16 X 37 X 45 LAZY L RT HOP 6" COR            R6LLR16    $741.28   ***
LR1132629206           16 X 37 X 45 LAZY L RT HOP 2' COR            R2LLR16    $741.28   ***
LR1132629207           16 X 37 X 45 LAZY L RT HOP 4' COR            R4LLR16    $741.28   ***
LR1132630204           16 X 37 X 45 LAZY L LT HOP 6" COR            R6LLL16    $741.28   ***
LR1132630206           16 X 37 X 45 LAZY L LT HOP 2' COR            R2LLL16    $741.28   ***
LR1132630207           16 X 37 X 45 LAZY L LT HOP 4' COR            R4LLL16    $741.28   ***
LR1132627204           20 X 46'2 LAZY L RT HOP 6" COR               R6LLR20    $954.60   ***
LR1132627206           20 X 46'2 LAZY L RT HOP 2' COR               R2LLR20    $954.60   ***
LR1132627207           20 X 46'2 LAZY L RT HOP 4' COR               R4LLR20    $954.60   ***
LR1132628204           20 X 46'2 LAZY L LT HOP 6" COR               R6LLL20    $954.60   ***
LR1132628206           20 X 46'2 LAZY L LT HOP 2' COR               R2LLL20    $954.60   ***
LR1132628207           20 X 46'2 LAZY L LT HOP 4' COR               R4LLL20    $954.60   ***
LR11326442             16'6 X 32'6 GREC HOP                          PP-138    $664.95   ***
LR11326452             16'6 X 36'6 GREC HOP                          PP-139    $746.79   ***
LR11326462             18'6 X 36'6 GREC HOP                           SC-66    $763.03   ***
LR11326472             17'11 X 37'11 GREC HOP                        PP-140    $767.87   ***
LR11326492             19'4 X 39'4 GREC HOP (New Type III)           RG1939    $859.09   ***
LR11326522             24'2 X 44' 1-1/2" GREC HOP (New Type III)     RG2444  $1,183.68   ***
LR1132657204           16'6 X 36 RMN HOP 6" COR                      PP-151    $736.56   ***
LR11326662             18 X 34'5 KID RT HOP                          PP-156    $768.80   ***
LR11326672             18 X 34'5 KID LT HOP                          PP-155    $768.80   ***
LR11326702             18 X 37'6 MTN LAKE RT HOP                     PP-158    $880.98   ***
LR11326712             18 X 37'6 MTN LAKE LT HOP                     PP-157    $880.98   ***
LR1132672204           18 X 32'11 KEYHOLE HOP 6" COR                 PP-152    $731.60   ***
LR1132672207           18 X 32"11 KEYHOLE HOP 4' COR                 PP-153    $731.60   ***
---------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                          Section IV    11/10/97
                                                             Page 12
                                    PRICE EFFECTIVE: JANUARY 1, 1997

                                *If Aspen/Sparkle Blue fill in 2532 (####)
                                 If Aspen/Sparkle White fill in 5048 (####)

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

------------------------------------------------------------------------------
                        Private Label Liners
                    Aspen/Sparkle Blue or White*
                   1996 & Prior (40" Finish only)       Drawing    UNIT    SCP
CATALOG #                    DESCRIPTION                Number     PRICE   NET
------------------------------------------------------------------------------
LR####6431     9'8 X 13'8 GREC FLAT SWIMFIT W/GUIDE     PP-137    $150.40  ***
LR####420107   12 X 16 RCT FLAT 4' COR SWIMFIT W/GUIDE  PP-110    $227.68  ***
LR####6011     16' OCT FLT                              PP-133    $228.65  ***
LR####6021     21' OCT FLT                              PP-134    $423.17  ***
LR####6031     26' OCT FLT                              PP-135    $644.11  ***
LR####6041     31' OCT FLT                              PP-136    $851.25  ***
LR####6071     15'2" X 29'10" OVAL FLT                  PP-102    $563.65  ***
LR####6091     18 X 36 OVAL FLT                         PP-104    $712.24  ***
LR####6092     18 X 36 OVAL HOP                         PP-105    $732.24  ***
LR####6101     18 X 42 OVAL FLT                         PP-106    $834.28  ***
LR####6102     18 X 42 OVAL HOP                         PP-107    $854.28  ***
LR####613104   12 X 24 RCT FLT 6" COR                   PP-111    $351.52  ***
LR####613106   12 X 24 RCT FLT 2' COR                   PP-111A   $351.52  ***
LR####613107   12 X 24 RCT FLT 4' COR                   PP-112    $351.52  ***
LR####614104   14 X 26 RCT FLT 6" COR                   PP-113    $449.56  ***
LR####614106   14 X 26 RCT FLT 2' COR                   PP-113A   $449.56  ***
LR####614107   14 X 26 RCT FLT 4' COR                   PP-114    $449.56  ***
LR####615104   16 X 32 RCT FLT 6" COR                   PP-115    $614.88  ***
LR####615106   16 X 32 RCT FLT 2' COR                   PP-117    $614.88  ***
LR####615107   16 X 32 RCT FLT 4' COR                   PP-119    $614.88  ***
LR####615204   16 X 32 RCT HOP 6" COR                   PP-116    $634.88  ***
LR####615206   16 X 32 RCT HOP 2' COR                   PP-118    $634.88  ***
LR####615207   16 X 32 RCT HOP 4' COR                   PP-120    $634.88  ***
LR####616104   18 X 36 RCT FLT 6" COR                   PP-121    $712.24  ***
LR####616106   18 X 36 RCT FLT 2' COR                   PP-123    $712.24  ***
LR####616107   18 X 36 RCT FLT 4' COR                   PP-125    $712.24  ***
LR####616204   18 X 36 RCT HOP 6" COR                   PP-122    $732.24  ***
LR####616206   18 X 36 RCT HOP 2' COR                   PP-124    $732.24  ***
LR####616207   18 X 36 RCT HOP 4' COR                   PP-126    $732.24  ***
LR####617104   20 X 40 RCT FLT 6" COR                   PP-127    $868.00  ***
LR####617106   20 X 40 RCT FLT 2' COR                   PP-129    $868.00  ***
LR####617107   20 X 40 RCT FLT 4' COR                   PP-131    $868.00  ***
LR####618204   20 X 40 RCT HOP 6" COR 8'6" DP           PP-128    $888.00  ***
LR####618206   20 X 40 RCT HOP 2' COR 8'6" DP           PP-130    $888.00  ***
LR####618207   20 X 40 RCT HOP 4' COR 8'6" DP           PP-132    $888.00  ***
------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                             Section IV 11/10/97
                                                                Page 13
                                       PRICE EFFECTIVE: JANUARY 1, 1997

                        * If Aspen/Sparkle Blue fill in with 2532(####)
                         If Aspen/Sparkle White fill in with 5048(####)
REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

-----------------------------------------------------------------------------------------
                           Private Label Liners
                       Aspen/Sparkle Blue or White*
                         1996 & Prior(40" Finish)              DRAWING     UNIT       SCP
  CATALOG #                     DESCRIPTION                     NUMBER     PRICE      NET
-----------------------------------------------------------------------------------------
LR####621204   16 X 24 X 40 TRUE L RT HOP 6" COR 90 DEG.        PM-59R     $867.84    ***
LR####621207   16 X 24 X 40 TRUE L RT HOP 4' COR 90 DEG.        PM-59R     $867.84    ***
LR####622204   16 X 24 X 40 TRUE L LT HOP 6" COR 90 DEG.        PM-59L     $867.84    ***
LR####622207   16 X 24 X 40 TRUE L LT HOP 4' COR 90 DEG.        PM-59L     $867.84    ***
LR####631204   16 X 24 X 41 TRUE L RT HOP 6" COR DOUBLE 45      PP-144     $885.92    ***
LR####631206   16 X 24 X 41 TRUE L RT HOP 2' COR DOUBLE 45     PP-144A     $885.92    ***
LR####631207   16 X 24 X 41 TRUE L RT HOP 4' COR DOUBLE 45      PP-146     $885.92    ***
LR####632204   16 X 24 X 41 TRUE L LT HOP 6" COR DOUBLE 45      PP-143     $885.92    ***
LR####632206   16 X 24 X 41 TRUE L LT HOP 2' COR DOUBLE 45 D   PP-143A     $885.92    ***
LR####632207   16 X 24 X 41 TRUE L LT HOP 4' COR DOUBLE 45 D    PP-145     $885.92    ***
LR####623204   16 X 20 X 41 LAZY L LT HOP 6" COR                PP-147     $737.08    ***
LR####623206   16 X 20 X 41 LAZY L LT HOP 2' COR               PP-147A     $737.08    ***
LR####623207   16 X 20 X 41 LAZY L LT HOP 4' COR                PP-149     $737.08    ***
LR####624204   16 X 20 X 41 LAZY L RT HOP 6" COR                PP-148     $737.08    ***
LR####624206   16 X 20 X 41 LAZY L RT HOP 2' COR               PP-148A     $737.08    ***
LR####624207   16 X 20 X 41 LAZY L RT HOP 4' COR                PP-150     $737.08    ***
LR####6442     16'6" X 32'6" GREC HOP                           PP-138     $664.95    ***
LR####6452     17'6" x 36'6" GREC HOP                           PP-139     $746.79    ***
LR####6472     17'11 X 37'11 GREC HOP                           PP-140     $767.61    ***
LR####6482     19'4 X 39'4 GREC HOP                             PP-141     $859.09    ***
LR####6512     24'2 X 44'2 GREC HOP                             PP-142   $1,184.71    ***
LR####657204   16'6" X 36 RMN HOP 6" COR                        PP-151     $736.56    ***
LR####6631     15'2 X 31'4 KID FLT                              PP-154     $594.04    ***
LR####6662     18 X 34'5 KID RT HOP                             PP-156     $768.80    ***
LR####6672     18 X 34'5 KID LT HOP                             PP-155     $768.80    ***
LR####6702     18 X 37'6" MTN LAKE RT HOP                       PP-158     $880.98    ***
LR####6802     18 X 37'6" MTN LAKE LT HOP                       PP-157     $880.98    ***
LR####672204   18 X 33 KEYHOLE HOP 6" COR                       PP-152     $731.60    ***
LR####672207   18 X 33 KEYHOLE HOP 4' COR                       PP-153     $731.60    ***
-----------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                           Section IV   11/10/97

                                      PRICE EFFECTIVE JANUARY 1, 1997

                         *If Prestige/Stoneleigh 27/20 use 2188(####)
REPLACEMENT LINERS      If Baroque II/Crystal II 27/20 use 5377(####)

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

------------------------------------------------------------------------------------------------------
                                Weatherking Liners
                           Prestige/Stoneleigh 27/20* or
                           Baroque II/Crystal II 27/20*                   DRAWING       UNIT       SCP
   CATALOG #                        DESCRIPTION                            NUMBER       PRICE      NET
------------------------------------------------------------------------------------------------------
LR####401104             14 X 28 RECT FLT 6" RAD                          W6R1428      $561.53     ***
LR####402204             16 X 32 RECT HOP 6" RAD                          W6R1632      $730.11     ***
LR####403204             18 X 36 RECT HOP 6" RAD                          W6R1836      $842.08     ***
LR####404204             20 X 40 RECT HOP 6" RAD                          W6R2040    $1,021.20     ***
LR####405204             25 X 50 RECT HOP 6" RAD                          W6R2550    $1,538.13     ***
LR####406106             14 X 28 RECT FLT 2' RAD                          W2R1428      $561.53     ***
LR####407206             16 X 32 RECT HOP 2' RAD                          W2R1632      $730.11     ***
LR####408206             18 X 36 RECT HOP 2' RAD                          W2R1836      $842.08     ***
LR####409206             20 X 40 RECT HOP 2' RAD                          W2R2040    $1,021.20     ***
LR####4102               16'6" X 32'6" GREC HOP                            WG1632      $764.69     ***
LR####4112               16'6" X 35'6" GREC HOP                            WG1635      $835.28     ***
LR####4122               17'11" X 36'11" GREC HOP                          WG1837      $859.76     ***
LR####4132               20'9" 39'9" GREC HOP                              WG2040    $1,051.33     ***
LR####4142               16 X 32 OVAL HOP                                  WO1632      $730.11     ***
LR####4152               18 X 36 OVAL HOP                                  WO1836      $842.08     ***
LR####4162               22 X 40 OVAL HOP                                  WO2240    $1,123.32     ***
LR####417206             16 X 42 X 24 TRUE L LT HOP 2' RAD                W2TLL16    $1,021.20     ***
LR####418206             16 X 42 X 24 TRUE L RT HOP 2' RAD                W2TKR16    $1,021.20     ***
LR####419206             20 X 46 X 28 TRUE L LT HOP 2' RAD                W2TLL20    $1,358.20     ***
LR####420206             20 X 46 X 28 TRUE L RT HOP 2' RAD                W2TLR20    $1,358.20     ***
LR####421206             18 X 40'8" LAZY L LT HOP 2' RAD                  W2LLL18      $900.55     ***
LR####422206             18 X 40'8" LAZY L RT HOP 2' RAD                  W2LLR18      $900.55     ***
LR####423206             20 X 44'9" LAZY L LT HOP 2' RAD                  W2LLL20    $1,072.26     ***
LR####424206             20 X 44'9" LAZY L RT HOP 2' RAD                  W2LLR20    $1,072.26     ***
LR####425204             16 X 36'7" ROMAN END HOP 6" RAD                   W6RE16      $834.61     ***
LR####426204             18 X 39'7" ROMAN END HOP 6" RAD                   W6RE18      $925.82     ***
LR####427204             20 X 42'7" ROMAN END HOP 6" RAD                   W6RE20    $1,087.07     ***
LR####4282               18 X 34 KIDNEY LT HOP                              WK18L      $872.71     ***
LR####4292               18 X 34 KIDNEY RT HOP                              WK18R      $872.71     ***
LR####4302               22 X 41 KIDNEY LT HOP                              WK22L    $1,151.40     ***
LR####4312               22 X 41 KIDNEY RT HOP                              WK22R    $1,151.40     ***
------------------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                          Section IV    11/10/97

                                                 PRICE EFFECTIVE JANUARY 1, 1997
[B

                                             *If Tahoe/Stoneleigh use 8788(####)
                                     If Presidential/Sparkle Blue use 2332(####)

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
----------------------------------------------------------------------------------------------------------
                                Heidor Liners
                 Tahoe/Stoneleigh or Presidential/Sparkle Blue
                             Oct '94 thru Dec '96                        DRAWING         UNIT         SCP
   CATALOG #                     Description                             NUMBER          PRICE        NET
----------------------------------------------------------------------------------------------------------
LR####401104     14 X 28 RECT FLAT 6" RAD                                H6R1428          $505.68      ***
LR####401133     14 X 28 RECT FLAT 6" RAD SSC                         H6R1428-8'SSC       $665.68      ***
LR####402204     16 X 32 RECT HOP 6" RAD                                 G6R1632          $634.88      ***
LR####402233     16 X 32 RECT HOP 6" RAD SSC                          H6R1632-8'SSC       $794.88      ***
LR####402234     16 X 32 RECT HOP 6" RAD 6' SSL                       H6R1632-6'SSL       $794.88      ***
LR####402235     16 X 32 RECT HOP 6" RAD 6' SSR                       H6R1632-6'SSR       $794.88      ***
LR####403204     18 X 36 RECT HOP 6" RAD                                 H6R1836          $732.24      ***
LR####403233     18 X 36 RECT HOP 6" RAD SSC                          H6R1836-8'SSC       $892.24      ***
LR####403234     18 X 36 RECT HOP 6" RAD SSL                          H6R1836-8'SSL       $892.24      ***
LR####403235     18 X 36 RECT HOP 6" RAD SSR                          H6R1836-8'SSR       $892.24      ***
LR####404204     20 X 40 RECT HOP 6" RAD                                 H6R2040          $888.00      ***
LR####404233     20 X 40 RECT HOP 6" RAD SSC                          H6R2040-8'SSC     $1,048.00      ***
LR####404234     20 X 40 RECT HOP 6" RAD SSL                          H6R2040-8'SSL     $1,048.00      ***
LR####404235     20 X 40 RECT HOP 6" RAD SSR                          H6R1836-8'SSR     $1,048.00      ***
LR####405204     25 X 50 RECT HOP 6" RAD                                 H6R2550        $1,337.50      ***
LR####405233     25 X 50 RECT HOP 6" RAD SSC                          H6R2550-8'SSC     $1,497.50      ***
LR####406106     14 X 28 RECT FLAT 2' RAD                                H2R1428          $505.68      ***
LR####406130     14 X 28 RECT FLAT 2' RAD SSC                         H2R1428-8'SSC       $665.68      ***
LR####407206     16 X 32 RECT HOP 2' RAD                                 H2R1632          $634.88      ***
LR####407230     16 X 32 RECT HOP 2' RAD SSC                          H2R1632-8'SSC       $794.88      ***
LR####408206     18 X 36 RECT HOP 2' RAD                                 H2R1836          $732.24      ***
LR####408230     18 X 36 RECT HOP 2' RAD SSC                          H2R1836-8'SSC       $892.24      ***
LR####409206     20 X 40 RECT HOP 2' RAD                                 H2R2040          $888.00      ***
LR####409230     20 X 40 RECT HOP 2' RAD SSC                          H2R2040-8'SSC     $1,048.00      ***
LR####4102       16'6" X 32'6" GREC HOP                                  HG1632           $664.95      ***
LR####410230     16'6" X 32'6" GREC HOP SSC                           HG1632-8'SSC        $824.95      ***
LR####4112       16'6" X 35'6" GREC HOP                                  HG1635           $726.33      ***
LR####411230     16'6" X 35'6" GREC HOP SSC                           HG1635-8'SSC        $886.33      ***
LR####4122       17'11" X 36'11" GREC HOP                                HG1837           $747.62      ***
LR####412230     17'11" X 36'11" GREC HOP SSC                         HG1837-8'SSC        $907.62      ***
----------------------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                          Section IV    11/10/97

                                                 PRICE EFFECTIVE JANUARY 1, 1997


                                             *If Tahoe/Stoneleigh use 8788(####)
                                     If Presidential/Sparkle Blue use 2332(####)

REPLACEMENT LINERS

PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.

----------------------------------------------------------------------------------------------------------
                                Heldor Liners
                  Tahoe/Stoneleigh or President/Sparkle Blue
                             Oct '94 thru Dec '96                       DRAWING             UNIT      SCP
   CATALOG #                     DESCRIPTION                             NUMBER            PRICE      NET*
----------------------------------------------------------------------------------------------------------
LR####4132       20'9" X 36'9" GREC HOP                                  HG2040             $914.20    ***
LR####413230     20'9" X 39'9" GREC HOP SSC                           HG2040-8'SSC        $1,074.20    ***
LR####4142       16 X 32 OVAL HOP                                        HO1632             $634.88    ***
LR####14230      16 X 32 OVAL HOP SSC                                   HO-8'SSC            $794.88    ***
LR####4152       18 X 36 OVAL HOP                                        HO1836             $732.24    ***
LR####415230     18 X 36 OVAL HOP SSC                                 HO1836-8'SSC          $892.24    ***
LR####4162       22 X 40 OVAL HOP                                        HO2240             $976.80    ***
LR####416230     22 X 40 OVAL HOP SCC                                 HO2240-8'SCC        $1,136.80    ***
LR####417206     16 X 42 X 24 TRUE L LT HOP 2' RAD                       H2TTL16            $888.00    ***
LR####417230     16 X 42 X 24 TRUE L LT HOP 2' RAD SSCOL              H2TLL16-8'SSC       $1,048.00    ***
LR####418206     16 X 42 X 24 TRUE L RT HOP 2' RAD                       H2TLR16            $888.00    ***
LR####418230     16 X 42 X 24 TRUE L RT HOP 2' RAD SSCOL              H2TLR16-8'SSC       $1,048.00    ***
LR####419206     20 X 46 X 28 TRUE L LT HOP 2' RAD                       H2TLL20          $1,181.04    ***
LR####419230     20 X 46 X 28 TRUE L LT HOP 2' RAD SSCOL              H2TLL20-8'SSC       $1,341.04    ***
LR####420206     20 X 46 X 28 TRUE L RT HOP 2' RAD                       H2TLR20          $1,181.04    ***
LR####420230     20 X 46 X 28 TRUE L RT HOP 2' RAD SSCOL              H2TLR20-8'SSC       $1,341.04    ***
LR####421206     18 X 40'8" LAZY L LT HOP 2' RAD                         H2LLL18            $783.09    ***
LR####421230     18 X 40'8" LAZY L LT HOP 2' RAD SSC                  H2LLL18-8'SSC         $943.09    ***
LR####422206     18 X 40'8" LAZY L RT HOP 2' RAD                         H2LLR18            $783.09    ***
LR####422230     18 X 40'8" LAZY L RT HOP 2' RAD SSC                  H2LLR18-8'SSC         $943.09    ***
LR####423206     20 X 44'9" LAZY L LT HOP 2' RAD                         H2LLL20            $932.40    ***
LR####423230     20 X 44'9" LAZY L LT HOP 2' RAD SSC                  H2LLL20-8'SSC       $1,092.40    ***
LR####424206     20 X 44'9" LAZY L RT HOP 2' RAD                         H2LLR20            $932.40    ***
LR####424230     20 X 44'9" LAZY L RT HOP 2' RAD SSC                  H2LLR20-8'SSC       $1,092.40    ***
LR####425204     16 X 36'7" ROMAN END HOP 6" RAD                         H6RE16             $725.75    ***
LR####425233     16 X 36'7" ROMAN END HOP 6" RAD SSC                  H6RE16-8'SSC          $885.75    ***
LR####426204     18 X 39'7" ROMAN END HOP 6" RAD                         H6RE18             $805.06    ***
LR####426233     18 X 39'7" ROMAN END HOP 6" RAD SSC                  H6RE18-8'SSC          $965.06    ***
LR####427204     20 X 42'7" ROMAN END HOP 6" RAD                         H6RE20             $945.28    ***
LR####427233     20 X 42'7" ROMAN END HOP 6" RAD SSC                  H6RE20-8'SSC        $1,105.28    ***
LR####4282       18 X 34 KIDNEY LT HOP                                   HK18LD             $758.88    ***
LR####428236     18 X 34 KIDNEY LT HOP SSC                            HK18LD-8'SSC          $918.88    ***
LR####4292       18 X 34 KIDNEY RT HOP                                   HK18RD             $758.88    ***
LR####429236     18 X 34 KIDNEY RT HOP SSC                            HK18RD-8'SSC          $918.88    ***
LR####4302       22 X 41 KIDNEY LT HOP                                   HK22LD           $1,001.22    ***
LR####430236     22 X 41 KIDNEY LT HOP SSC                            HK22LD-8'SSC        $1,161.22    ***
LR####4312       22 X 41 KIDNEY RT HOP                                   HK22RD           $1,001.22    ***
LR####431236     22 X 41 KIDNEY RT HOP SSC                            HK22RD-8'SSC        $1,161.22    ***
----------------------------------------------------------------------------------------------------------

PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scoita, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).

                                                           Section IV   11/10/97
                                                 PRICE EFFECTIVE JANUARY 1, 1997

                    LINERS TO GO
                    PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING.
                    ------------------------------------------------------------
                                       Liners to Go
                                    Cheyenne/Crystal II        UNIT      SCP
                     CATALOG #          DESCRIPTION           PRICE      NET
                    ------------------------------------------------------------
                    LR5577615204   16 X 32 RECT HOP 6" COR   $634.88     ***
                    LR5577616204   18 X 36 RECT HOP 6" COR   $732.24     ***
                    LR5577618204   20 X 40 RECT HOP 6" COR   $888.00     ***

    1996            LR5577615206   16 X 32 RECT HOP 2' COR   $634.88     ***
 AND EARLIER        LR5577616206   18 X 36 RECT HOP 2' COR   $732.24     ***
  STANDARD          LR5577618206   20 X 40 RECT HOP 2' COR   $888.00     ***

CONFIGURATIONS      LR5577615207   16 X 32 RECT HOP 4' COR   $634.88     ***
                    LR5577616207   18 X 36 RECT HOP 4' COR   $732.24     ***
                    LR5577618207   20 X 40 RECT HOP 4' COR   $888.00     ***

                    LR55775252     17 X 35 OVAL HOP          $737.80     ***
                    LR55776092     18 X 36 OVAL HOP          $732.24     ***
                    LR55775302     19'2 X 36'7 OVAL HOP      $790.50     ***
                    LR55775332     21'2 X 40'7 OVAL HOP      $951.51     ***

                    LR55776442     16'6 X 32'6 GREC HOP      $664.95     ***
                    LR55776452     16'6 X 36'6 GREC HOP      $746.79     ***
                    LR55776472     17'11 X 37'11 GREC HOP    $767.61     ***

    1997            LR5577402204   16 X 32 RECT HOP 6" COR   $634.88     ***
  STANDARD          LR5577403204   18 X 36 RECT HOP 6" COR   $732.24     ***
CONFIGURATION       LR5577432204   20 X 40 RECT HOP 6" COR   $888.00     ***

                    LR5577402206   16 X 32 RECT HOP 2' COR   $634.88     ***
                    LR5577403206   18 X 36 RECT HOP 2' COR   $732.24     ***
                    LR5577432206   20 X 40 RECT HOP 2' COR   $888.00     ***

                    LR5577402207   16 X 32 RECT HOP 4' COR   $634.88     ***
                    LR5577403207   18 X 36 RECT HOP 4' COR   $732.24     ***
                    LR5577432207   20 X 40 RECT HOP 4' COR   $888.00     ***

                    LR55774332     17 X 35 OVAL HOP          $737.80     ***
                    LR55774152     18 X 36 OVAL HOP          $732.24     ***
                    LR55774342     19'2 X 36'7 OVAL HOP      $790.50     ***
                    LR55774352     21'2 X 40'7 OVAL HOP      $951.51     ***

                    LR55774102     16'6 X 32'6 GREC HOP      $664.95     ***
                    LR55774112     16'6 X 35'6 GREC HOP      $726.33     ***
                    LR55774122     17'11 X 36'11 GREC HOP    $747.62     ***
                    ------------------------------------------------------------

                    PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All items F.O.B. Latham/Scotia, NY. We reserve the right to make improvements and changes in design at any time. Interest will be charged on all past due balances at the rate of 1 1/2% per month (18% per annum).


                 PLEASE USE OUR CATALOG NUMBERS WHEN ORDERING
                     -------------------------------------
                       PACIFIC ABOVE GROUND STOCK LINERS
                              OVERLAP PLAIN/PLAIN
                                UP TO 52" DEPTH
               ----------------------------------------------------------------
                                                                         SCP
                                                             NET         NET
                 CATALOG #          DESCRIPTION              PRICE       COST
               ----------------------------------------------------------------
               LR00050021       8 - 52" ROUND                $36.98      ***
               LR00050000       10 - 52" ROUND               $40.89      ***
 PAF-75-100    LR00050011       12 - 52" ROUND               $45.24      ***
 PAF-75-101    LR00050001       15 - 52" ROUND               $53.64      ***
               LR00050041       16 - 52" ROUND               $56.80      ***
 PAF-75-102    LR00050031       18 - 52" ROUND               $63.75      ***
               LR00050051       20 - 52" ROUND               $72.05      ***
 PAF-75-103    LR00050061       21 - 52" ROUND               $75.22      ***
 PAF-75-104    LR00050081       23'9 - 52" ROUND             $84.00      ***
 PAF-75-105    LR00050091       24 - 52" ROUND               $84.00      ***
 PAF-75-106    LR00050121       26-9 - 52" ROUND            $103.54      ***
 PAF-75-107    LR00050101       27 - 52" ROUND              $103.54      ***
 PAF-75-108    LR00058301       28 - 52" ROUND              $108.26      ***
               LR00050201       30 - 52" ROUND              $119.14      ***
               LR00050301       33 - 52" ROUND              $133.15      ***


                                11 x 18.5 - 52" OVAL         $58.97      ***
                                11 x 25 - 52" OVAL           $68.14      ***
 PAF-75-109    LR00058341       12 x 18 - 52" OVAL           $59.52      ***
 PAF-75-110    LR00050341       12 x 24 - 52" OVAL           $88.14      ***
 PAF-75-111    LR00050331       12-3 x 23-7 - 52" OVAL       $68.14      ***
 PAF-75-112    LR00050381       15 x 24 - 52" OVAL           $79.89      ***
 PAF-75-113    LR00058381       15 x 25 - 52" OVAL           $81.71      ***
 PAF-75-114    LR00050411       15 x 27 - 52" OVAL           $86.31      ***
 PAF-75-115    LR00050391       15 x 30 - 52" OVAL           $92.88      ***
 PAF-75-116    LR00050421       16 x 24 - 52" OVAL           $84.70      ***
 PAF-75-117    LR00050441       15-8 x 26-7 - 52" OVAL       $95.95      ***
 PAF-75-118    LR00050401       16 x 32 - 52" OVAL          $102.61      ***
 PAF-75-119    LR00050451       15-8 x 32 - 52" OVAL        $102.61      ***
                                16 x 34 - 52" OVAL          $106.24      ***
 PAF-75-120    LR00050491       18 x 33 - 52" OVAL          $110.36      ***
                                18 x 38 - 52" OVAL          $124.24      ***
                                21 x 41 - 52" OVAL          $141.95      ***
               ----------------------------------------------------------------

               PLEASE USE CATALOG NUMBERS WHEN ORDERING. These prices are subject to change without notice. Merchandise will be invoiced at the price in effect at the time of shipment. All terms F.O.B. Latham/Scotia, NY. We reserve the right to make improvements and changes in design at any time. Interest will be changed on all past due balances at the rate of 1 1/2 per month (18% per annum)

               1. All liners are "as is" and are not available in other sizes, patterns, or changes.

               2. All questions regarding exact dimensions should be directed to Gary O'Brien at the Scotia, NY plant (800-582-0024) or to Al Niessink at the Atlanta, GA Plant (770-338-0443).

                       PACIFIC ABOVE GROUND STOCK LINERS
                       OVERLAP PLAIN/ICE
                       UP TO 52" DEPTH

                                                                  SCP
                                                                  NET
                                                                  COST
              LR00060021    8 - 52" ROUND               $38.65    ***
              LR00060000    10 - 52" ROUND              $43.59    ***
PAF-75-121    LR00060011    12 - 52" ROUND              $49.12    ***
PAF-75-122    LR00060001    15 - 52" ROUND              $59.71    ***
              LR00060041    16 - 52" ROUND              $63.71    ***
PAF-75-123    LR00060031    18 - 52" ROUND              $72.52    ***
              LR00060051    20 - 52" ROUND              $82.85    ***
PAF-75-124    LR00060061    21 - 52" ROUND              $87.15    ***
PAF-75-125    LR00060081    23'9" - 52" ROUND           $98.61    ***
PAF-75-126    LR00060091    24 - 52" ROUND              $98.61    ***
PAF-75-127    LR00060121    26-9 - 52" ROUND           $123.22    ***
PAF-75-128    LR00060101    27 - 52" ROUND             $123.22    ***
PAF-75-129    LR00068301    28 - 52" ROUND             $129.41    ***
              LR00060201    30 - 52" ROUND             $143.44    ***
              LR00060301    33 - 52" ROUND             $162.54    ***

                            11 x 18.5 - 52" OVAL        $66.32    ***
                            11 x 25 - 52" OVAL          $77.64    ***
PAF-75-130    LR00068341    12 x 18 - 52" OVAL          $66.66    ***
PAF-75-131    LR00060341    12 x 24 - 52" OVAL          $77.64    ***
PAF-75-132    LR00060331    12-3 x 23-7 - 52" OVAL      $77.64    ***
PAF-75-133    LR00060381    15 x 24 - 52" OVAL          $91.76    ***
PAF-75-134    LR00068381    15 x 25 - 52" OVAL          $94.09    ***
PAF-75-135    LR00060411    15 x 27 - 52" OVAL          $99.64    ***
PAF-75-136    LR00060391    15 x 30 - 52" OVAL         $107.73    ***
PAF-75-137    LR00060421    16 x 24 - 52" OVAL          $97.36    ***
PAF-75-138    LR00060441    15-8 x 26-7 - 52" OVAL     $110.95    ***
                            16 x 28 - 52" OVAL         $113.19    ***
PAF-75-139    LR00060401    16 x 32 - 52" OVAL         $119.49    ***
PAF-75-140    LR00060451    15-8 x 32 - 52" OVAL       $119.49    ***
                            16 x 34 - 52" OVAL         $123.25    ***
PAF-75-141    LR00060491    18 x 33 - 52" OVAL         $129.94    ***
                            18 x 38 - 52" OVAL         $146.69    ***
                            21 x 41 - 52" OVAL         $170.21    ***

                       PACIFIC ABOVE GROUND STOCK LINERS
                       STANDARD BEAD 48" POOL
                       BLUE STONE/SAPPHIRE

                                                                 SCP
                                                                 NET
                                                                 COST
LR07120021        8' ROUND FLAT                   $56.62         * * *
LR07120000        10' ROUND FLAT                  $66.07         * * *
LR07120011        12' ROUND FLAT                  $76.47         * * *
LR07120001        15' ROUND FLAT                  $95.23         * * *
LR07120041        16' ROUND FLAT                 $102.18         * * *
LR07120031        18' ROUND FLAT                 $117.20         * * *
LR/2071240051     20' ROUND FLAT                 $134.22         * * *
LR07120061        21' ROUND FLAT                 $141.78         * * *
LR07120081        23'9" ROUND FLAT               $170.39         * * *
LR07120091        24' ROUND FLAT                 $170.39         * * *
LR07120121        26'9" ROUND FLAT               $200.66         * * *
LR07120101        27' ROUND FLAT                 $200.66         * * *
LR07128301        28' ROUND FLAT                 $210.93         * * *
LR07120201        30' ROUND FLAT                 $233.54         * * *
LR07120301        33' ROUND FLAT                 $265.75         * * *
LR07128311        10 x 15 OVAL FLAT 11 x 18-6/2   $89.93         * * *
LR07128331        11'6" x 18'6" OVAL FLAT        $107.74         * * *
                  11' x 25' OVAL FLAT            $128.15         * * *
LR07128341        12 x 18 OVAL FLAT              $108.24         * * *
LR07128351        12'6" x 18'6" OVAL FLAT        $112.08         * * *
LR07120341        12 x 24 OVAL FLAT              $128.15         * * *
LR07128371        12'6" x 24'6" OVAL FLAT        $134.92         * * *
LR07120381        15 x 24 OVAL FLAT              $149.29         * * *
LR07128381        15 x 25 OVAL FLAT              $153.24         * * *
LR07120391        15 x 30 OVAL FLAT              $175.49         * * *
LR07120421        16 x 24 OVAL FLAT              $157.33         * * *
LR07120401        16 x 32 OVAL FLAT              $193.43         * * *
LR07120491        18 x 33 OVAL FLAT              $210.74         * * *
LR07128391        18 x 38 OVAL FLAT              $236.88         * * *
                  21 x 41 OVAL FLAT              $275.18         * * *
                  11 x 18-6                                      * * *

              PACIFIC ABOVE GROUND STOCK LINERS
              STANDARD BEAD 52" POOL
              BLUE STONE/SAPPHIRE

                                            10/5   SCP
                                                    NET
                                                    COST
LR43120021    8' ROUND FLAT                $57.49   ***
LR43120000    10' ROUND FLAT               $67.16   ***
LR43120011    12' ROUND FLAT               $77.78   ***
LR43120001    15' ROUND FLAT               $96.86   ***
LR43120041    16' ROUND FLAT              $103.93   ***
LR43120031    18' ROUND FLAT              $119.16   ***
LR43120051    20' ROUND FLAT              $136.40   ***
LR43120061    21' ROUND FLAT              $144.07   ***
LR43120081    23'9" ROUND FLAT            $173.00   ***
LR43120091    24' ROUND FLAT              $173.00   ***
LR43120121    26'9" ROUND FLAT            $203.60   ***
LR43120101    27' ROUND FLAT              $203.60   ***
LR43128301    28' ROUND FLAT              $213.98   ***
LR43120201    30' ROUND FLAT              $236.80   ***
LR43120301    33' ROUND FLAT              $269.34   ***
LR43128311    10 X 15 OVAL FLAT            $91.63   ***
LR43128331    11'6 x 18'6 OVAL FLAT       $109.78   ***
              11' X 25' OVAL FLAT         $130.06   ***
LR43128341    12 x 18 OVAL FLAT           $110.28   ***
LR43128351    12'6" x 18'6" OVAL FLAT     $114.19   ***
LR43120341    12 x 24 OVAL FLAT           $130.06   ***
LR43128371    12'6" x 24'6" OVAL FLAT     $137.44   ***
LR43120381    15 x 24 OVAL FLAT           $151.94   ***
LR43128381    15 x 25 OVAL FLAT           $155.96   ***
LR43120391    15 x 30 OVAL FLAT           $178.55   ***
LR43120421    16 x 24 OVAL FLAT           $160.05   ***
LR43120401    16 x 32 OVAL FLAT           $196.69   ***
LR43120491    18 x 33 OVAL FLAT           $214.21   ***
LR43128391    18 x 38 OVAL FLAT           $240.69   ***
              21 x 41 OVAL FLAT           $279.40   ***
              11 x 18-6                             ***

                       PACIFIC ABOVE GROUND STOCK LINERS
                       J-BEAD 48" POOL
                       BLUE STONE/SAPPHIRE

                                                         SCP
                                                         NET
                                             10/5        COST
LR07120021W      8' ROUND FLAT              $ 56.62      ***
LR07120000W      10' ROUND FLAT             $ 66.07      ***
LR07120011W      12' ROUND FLAT             $ 76.47      ***
LR07120001W      15' ROUND FLAT             $ 95.23      ***
LR07120041W      16' ROUND FLAT             $102.18      ***
LR07120031W      18' ROUND FLAT             $117.20      ***
L071240051W      20' ROUND FLAT             $134.22      ***
LR07120061W      21' ROUND FLAT             $141.78      ***
LR07120081W      23'9" ROUND FLAT           $170.39      ***
LR07120091W      24' ROUND FLAT             $170.39      ***
LR07120121W      26'9" ROUND FLAT           $200.66      ***
LR07120101W      27' ROUND FLAT             $200.66      ***
LR07128301W      28' ROUND FLAT             $210.93      ***
LR07120201W      30' ROUND FLAT             $233.54      ***
LR07120301W      33' ROUND FLAT             $265.75      ***
LR07128311W      10 x 15 OVAL FLAT          $ 89.93      ***
LR07128331W      11'6" X 18'6" OVAL FLAT    $107.74      ***
                 11' X 25' OVAL FLAT        $128.15      ***
LR07128341W      12 x 18 OVAL FLAT          $108.24      ***
LR07128351W      12'6" x 18'6" OVAL FLAT    $112.08      ***
LR07120341W      12 x 24 OVAL FLAT          $128.15      ***
LR07128371W      12'6" X 24'6" OVAL FLAT    $134.92      ***
LR07120381W      15 x 24 OVAL FLAT          $149.29      ***
LR07128381W      15 x 25 OVAL FLAT          $153.24      ***
LR07120391W      15 x 30 OVAL FLAT          $175.49      ***
LR07120421W      16 x 24 OVAL FLAT          $157.33      ***
LR07120401W      16 x 32 OVAL FLAT          $193.43      ***
LR07120491W      18 x 33 OVAL FLAT          $210.74      ***
LR07128391W      18 x 38 OVAL FLAT          $236.88      ***
                 21 x 41 OVAL FLAT          $275.18      ***
                 11 x 18-6                               ***

                       PACIFIC ABOVE GROUND STOCK LINERS
                       J-BEAD 52" POOL
                       BLUE STONE/SAPPHIRE

                                                         SCP
                                                         NET
                                             10/5        COST
LR43120021W      8' ROUND FLAT              $ 57.49      ***
LR43120000W      10' ROUND FLAT             $ 67.16      ***
LR43120011W      12' ROUND FLAT             $ 77.78      ***
LR43120001W      15' ROUND FLAT             $ 96.86      ***
LR43120041W      16' ROUND FLAT             $103.93      ***
LR43120031W      18' ROUND FLAT             $119.16      ***
LR43120051W      20' ROUND FLAT             $136.40      ***
LR43120061W      21' ROUND FLAT             $144.07      ***
LR43120081W      23'9" ROUND FLAT           $173.00      ***
LR43120091W      24' ROUND FLAT             $173.00      ***
LR43120121W      26'9" ROUND FLAT           $203.60      ***
LR43120101W      27' ROUND FLAT             $203.60      ***
LR43128301W      28' ROUND FLAT             $213.98      ***
LR43120201W      30' ROUND FLAT             $236.80      ***
LR43120301W      33' ROUND FLAT             $269.34      ***
LR43128311W      10 x 15 OVAL FLAT          $ 91.63      ***
                 11' x 18'6" OVAL FLAT      $109.78      ***
LR43128331W      11'6" X 18'6" OVAL FLAT    $109.78      ***
                 11 x 25  OVAL FLAT         $130.06      ***
LR43128341W      12 x 18 OVAL FLAT          $110.28      ***
LR43128351W      12'6" x 18'6" OVAL FLAT    $114.19      ***
LR43120341W      12 x 24 OVAL FLAT          $130.06      ***
LR43128371W      12'6" X 24'6" OVAL FLAT    $137.44      ***
LR43120381W      15 x 24 OVAL FLAT          $151.94      ***
LR43128381W      15 x 25 OVAL FLAT          $155.96      ***
LR43120391W      15 x 30 OVAL FLAT          $178.55      ***
LR43120421W      16 x 24 OVAL FLAT          $160.05      ***
LR43120401W      16 x 32 OVAL FLAT          $196.69      ***
LR43120491W      18 x 33 OVAL FLAT          $214.21      ***
LR43128391W      18 x 38 OVAL FLAT          $240.69      ***
                 21 x 41 OVAL FLAT          $279.40      ***

                   PACIFIC ABOVE GROUND STOCK LINERS
                   J-BEAD 48" POOL
LR8574             CHYENNE/CRYSTAL

                                                                    SCP
                                                                    NET
                                                                    COST
LR85740021W       8' ROUND FLAT                   $56.62            ***
LR85740000W       10' ROUND FLAT                  $66.07            ***
LR85740011W       12' ROUND FLAT                  $76.47            ***
LR85740001W       15' ROUND FLAT                  $95.23            ***
LR85740041W       16' ROUND FLAT                 $102.18            ***
LR85740031W       18' ROUND FLAT                 $117.20            ***
LR85740051W       20' ROUND FLAT                 $134.22            ***
LR85740061W       21' ROUND FLAT                 $141.78            ***
LR85740081W       23'9" ROUND FLAT               $170.39            ***
LR85740091W       24' ROUND FLAT                 $170.39            ***
LR85740121W       26'9" ROUND FLAT               $200.66            ***
LR85740101W       27' ROUND FLAT                 $200.66            ***
LR85748301W       28' ROUND FLAT                 $210.93            ***
LR85740201W       30' ROUND FLAT                 $233.54            ***
LR85740301W       33' ROUND FLAT                 $265.75            ***
LR85748311W       10 x 15 OVAL FLAT               $89.93            ***
LR85748331W       11'6" x 18'6" OVAL FLAT        $107.74            ***
                  11' x 25' OVAL FLAT            $128.15            ***
LR85748341W       12 x 18 OVAL FLAT              $108.24            ***
LR85748351W       12'6" x 18'6" OVAL FLAT        $112.08            ***
LR85740341W       12 x 24 OVAL FLAT              $128.15            ***
LR85748371W       12'6" x 24'6" OVAL FLAT        $134.92            ***
LR85740381W       15 X 24 OVAL FLAT              $149.29            ***
LR85748381W       15 x 25 OVAL FLAT              $153.24            ***
LR85740391W       15 x 30 OVAL FLAT              $175.49            ***
LR85740421W       16 x 24 OVAL FLAT              $157.33            ***
LR85740401W       16 x 32 OVAL FLAT              $193.43            ***
LR85740491W       18 x 33 OVAL FLAT              $210.74            ***
LR85748391W       18 x 38 OVAL FLAT              $236.88            ***
                  21 x 41 OVAL FLAT              $275.18            ***
                  11 x 18-6                                         ***

               PACIFIC ABOVE GROUND STOCK LINERS               SCP
               J-BEAD 52" POOL                                 NET
LR5874         CHEYENNE/CRYSTAL                                COST
LR0021W        8' ROUND FLAT                         $57.49      * * *
LR0000W        10' ROUND FLAT                        $67.16      * * *
LR0011W        12' ROUND FLAT                        $77.78      * * *
LR0001W        15' ROUND FLAT                        $96.86      * * *
LR0041W        16' ROUND FLAT                       $103.93      * * *
LR0031W        18' ROUND FLAT                       $119.16      * * *
LR0051W        20' ROUND FLAT                       $136.40      * * *
LR0061W        21' ROUND FLAT                       $144.07      * * *
LR0081W        23'9" ROUND FLAT                     $173.00      * * *
LR0091W        24' ROUND FLAT                       $173.00      * * *
LR0121W        26'9" ROUND FLAT                     $203.60      * * *
LR0101W        27' ROUND FLAT                       $203.60      * * *
LR8301W        28' ROUND FLAT                       $213.98      * * *
LR0201W        30' ROUND FLAT                       $236.80      * * *
LR0301W        33' ROUND FLAT                       $269.34      * * *
LR8311W        10 x 15 OVAL FLAT                     $91.63      * * *
               11' x 18'6 OVAL FLAT                 $109.78      * * *
LR8331W        11'6 x 18'6 OVAL FLAT                $109.78      * * *
               11 x 25 OVAL FLAT                    $130.06      * * *
LR8341W        12 x 18 OVAL FLAT                    $110.28      * * *
LR8351W        12'6" x 18'6" OVAL FLAT              $114.19      * * *
LR0341W        12 x 24 OVAL FLAT                    $130.06      * * *
LR8371W        12'6" x 24'6' OVAL FLAT              $137.44      * * *
LR0381W        15 x 24 OVAL FLAT                    $151.94      * * *
LR8381W        15 x 25 OVAL FLAT                    $155.96      * * *
LR0391W        15 x 30 OVAL FLAT                    $178.55      * * *
LR0421W        16 x 24 OVAL FLAT                    $160.05      * * *
LR0401W        16 x 32 OVAL FLAT                    $196.69      * * *
LR0491W        18 x 33 OVAL FLAT                    $214.21      * * *
LR58748391W    18 x 38 OVAL FLAT                    $240.69      * * *
               21 x 41 OVAL FLAT                    $279.40      * * *

               PACIFIC ABOVE GROUND STOCK LINERS
               J-BEAD 48" POOL
LR8474         CANYON/CRYSTAL
LR0021W        8' ROUND FLAT                         $56.62    ***
LR0000W        10' ROUND FLAT                        $66.07    ***
LR0011W        12' ROUND FLAT                        $76.47    ***
LR0001W        15' ROUND FLAT                        $95.23    ***
LR0041W        16' ROUND FLAT                       $102.18    ***
LR0031W        18' ROUND FLAT                       $117.20    ***
LR0051W        20' ROUND FLAT                       $134.22    ***
LR0061W        21' ROUND FLAT                       $141.78    ***
LR0081W        23'9" ROUND FLAT                     $170.39    ***
LR0091W        24' ROUND FLAT                       $170.39    ***
LR0121W        26'9" ROUND FLAT                     $200.66    ***
LR0101W        27' ROUND FLAT                       $200.66    ***
LR8301W        28' ROUND FLAT                       $210.93    ***
LR0201W        30' ROUND FLAT                       $233.54    ***
LR0301W        33' ROUND FLAT                       $265.75    ***
LR8311W        10 x 15 OVAL FLAT                     $89.93    ***
LR8331W        11'6 x 18'6 OVAL FLAT                $107.74    ***
               11' x 25' OVAL FLAT                  $128.15    ***
LR8341W        12 x 18 OVAL FLAT                    $108.24    ***
LR8351W        12'5" x 18'6" OVAL FLAT              $112.08    ***
LR0341W        12 x 24 OVAL FLAT                    $128.15    ***
LR8371W        12'6" x 24'6" OVAL FLAT              $134.92    ***
LR0381W        15 x 24 OVAL FLAT                    $149.29    ***
LR8381W        15 x 25 OVAL FLAT                    $153.24    ***
LR0391W        15 x 30 OVAL FLAT                    $175.49    ***
LR0421W        16 x 24 OVAL FLAT                    $157.33    ***
LR0401W        16 x 32 OVAL FLAT                    $193.43    ***
LR0491W        18 x 33 OVAL FLAT                    $210.74    ***
LR84748391W    18 x 38 OVAL FLAT                    $236.88    ***
               21 x 41 OVAL FLAT                    $275.18    ***
               11 x 18 -6                                      ***


LR5474         PACIFIC ABOVE GROUND STOCK LINERS
               J-BEAD 52" POOL
LR####         CANYON/CRYSTAL
LR43120021W    8' ROUND FLAT              $57.49    * * *
LR43120000W    10' ROUND FLAT             $67.16    * * *
LR43120011W    12' ROUND FLAT             $77.78    * * *
LR43120001W    15' ROUND FLAT             $96.86    * * *
LR43120041W    16' ROUND FLAT            $103.93    * * *
LR43120031W    18' ROUND FLAT            $119.16    * * *
LR43120051W    20' ROUND FLAT            $136.40    * * *
LR43120061W    21' ROUND FLAT            $144.07    * * *
LR43120081W    23'9" ROUND FLAT          $173.00    * * *
LR43120091W    24' ROUND FLAT            $173.00    * * *
LR43120121W    26'9" ROUND FLAT          $203.60    * * *
LR43120101W    27' ROUND FLAT            $203.60    * * *
LR43128301W    28' ROUND FLAT            $213.98    * * *
LR43120201W    30' ROUND FLAT            $236.80    * * *
LR43120301W    33' ROUND FLAT            $269.34    * * *
LR43128311W    10 x 15 OVAL FLAT          $91.63    * * *
               11' x 18'6 OVAL FLAT      $109.78    * * *
LR43128331W    11'6 x 18'6 OVAL FLAT     $109.78    * * *
               11 x 25 OVAL FLAT         $130.06    * * *
LR43128341W    12 x 18 OVAL FLAT         $110.28    * * *
LR43128351W    12'6" x 18'6" OVAL FLAT   $114.19    * * *
LR43120341W    12 x 24 OVAL FLAT         $130.06    * * *
LR43128371W    12'6" x 24'6" OVAL FLAT   $137.44    * * *
LR43120381W    15 x 24 OVAL FLAT         $151.94    * * *
LR43128381W    15 x 25 OVAL FLAT         $155.96    * * *
LR43120391W    15 x 30 OVAL FLAT         $178.55    * * *
LR43120421W    16 x 24 OVAL FLAT         $160.05    * * *
LR43120401W    16 x 32 OVAL FLAT         $196.69    * * *
LR43120491W    18 x 33 OVAL FLAT         $214.21    * * *
LR54748391W    18 x 38 OVAL FLAT         $240.69    * * *
               21 x 41 OVAL FLAT         $279.40    * * *

                                                                     Exhibit 6.1

                           Standard Product Warranty
                           -------------------------

                      20 YEAR LIMITED PRO RATED WARRANTY
                           ABOVE-GROUND VINYL LINER

     Pacific Industries warrants to the original retail consumer purchaser that if a Pacific Above Ground Vinyl Liner should fail due to defective workmanship in welding seams and edges within twenty (20) years from date of original purchase, and the attached warranty card has been completed, signed, and returned to Pacific Industries within ten (10) days of purchase, Pacific Industries will, at its option, repair any such defect or in the alternative supply a new liner, F.O.B. Scotia, New York, on the following basis:

     If the original liner is repaired or a new liner supplied, the charge to the original consumer purchaser shall be, first year, no charge. After the first year, the same will be repaired or supplied, at the Company's option, upon payment of a charge in accordance with the then retail selling price. The following schedule sets forth the percentage of the retail price in effect at the same time of replacement which the original retail consumer purchaser will be charged for repair or replacement. The percentages are based on the length of time you have owned the liner from the date of purchase.

     Up to 1 year  N/C        9 to 10 yrs.  65%       17 to 18 yrs.   85%
     1 to 4 yrs.   45%       11 to 12 yrs.  70%       19 to 20 yrs.   95%
     5 to 6 yrs.   55%       13 to 14 yrs.  75%       After 20 yrs.  100%
     7 to 8 yrs.   60%       15 to 16 yrs.  80%

     This warranty is subject to the following terms and conditions:

     This warranty relates only to manufacturing defects and does not include damage or failure from other causes, including but not limited to, acts of God, misuse or abuse, accident, negligence, fire, improper installation or ice damage.

     Pacific Industries will not be responsible for labor charges, cost of replacement water or replacement chemicals, or any other related damage that may occur.

     Warranty is void if the liner is exposed to excessive heat or cold, chemical abuse, or lack of proper chemical maintenance. Chemicals should not be allowed to settle dissolved or undissolved onto the liner as chemicals can bleach the color or pattern print. The pH of the pool water must be properly maintained and balanced.

     Manufacturer further warrants that the liner will fit into the finished pool excavation exactly the same as the specifications given in order to produce the liner.

     Irregularities in printing, fading or tile alignment are specifically excluded from this warranty. Materials used in the fabrication of the liner are not produced by Pacific Industries; therefore any failure due to material defects have to be referred to the manufacturer of the raw materials.

     This warranty is enforceable only by the original retail consumer purchaser and applies only to liners purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed, and returned to Pacific Industries, at the address below within ten (10) days of purchase.

     PACIFIC INDUSTRIES SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     If the Pacific liner should fail during the warranty period as a result of a problem covered by this warranty, the consumer should send a letter to Pacific Industries factory identifying the liner, setting forth the date of purchase and specifying the serial number, and describing the nature of the defect.

     Upon either (1) receipt of the liner at our factory for factory confirmation of the claimed defect or (2) receipt of a cut-out of the defective area and a cut-out of the serial number at our factory for confirmation of the claimed defect, we will inform the consumer owner as to the disposition of inspection and warranty claim.

     Consumer purchaser is required to remove liner, or cut-out area as indicated above, clean and return it to Pacific Industries, at its offices, at Corporations Park, Bldg #705 West, Scotia, NY 12302, freight prepaid.

     Any liner repaired or new liner shipped to consumer purchaser shall be shipped on a freight collect basis and any installation costs of the liner shall also be borne by the consumer purchaser.

     Pacific Industries makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Pacific Industries, nor any of its agents, distributors, or dealers has any authority to alter in any manner the terms of this warranty and Pacific Industries is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

PACIFIC INDUSTRIES, INC.                     Stock No. _________________________
Customer Relations Department
787 Watervliet-Shaker Road                   Liner serial no. __________________
Latham, NY 12110
518-783-7776                                                  AD 275 FC 1/96 10M

                                  5 YEAR FULL
                      20 YEAR LIMITED PRO RATED WARRANTY
                   PACIFIC GRAPHEX FLORENTINE/SPARKLE LINER

     Pacific Industries warrants to the original retail consumer purchaser that if a Pacific Vinyl Liner should fail due to defective workmanship in welding seams and edges within twenty (20) years from date of original purchase, and the attached warranty card has been completed, signed, and returned to Pacific Industries within ten (10) days of purchase. Pacific Industries will, at its option, repair any such defect or in the alternative supply a new liner, F.O.B. Scotia, New York, on the following basis:

     If the original liner is repaired or a new liner supplied, the charge to the original consumer purchaser shall be, first five years, no charge. After the fifth year, the same will be repaired or supplied, at the Company's option, upon payment of a charge in accordance with the then retail selling price. The following schedule sets forth the percentage of the retail price in effect at the same time of replacement which the original retail consumer purchaser will be charged for repair or replacement. The percentages are based on the length of time you have owned the liner from the date of purchase.

                        WITHIN FIVE (5) YEARS NO CHARGE

     0 to 5 yrs.   N/C       After 8 yrs.   60%       After 14 yrs.   80%
     After 5 yrs.  45%       After 9 yrs.   65%       After 16 yrs.   85%
     After 6 yrs.  50%       After 10 yrs.  70%       After 18 yrs.   95%
     After 7 yrs.  55%       After 12 yrs.  75%       After 20 yrs.  100%

     This warranty is subject to the following terms and conditions:

     This warranty relates only to manufacturing defects and does not include damage or failure from other causes, including but not limited to, acts of God, misuse or abuse, accident, negligence, fire, improper installation or ice damage.

     Pacific Industries will not be responsible for labor charges, cost of replacement water or replacement chemicals, or any other related damage that may occur.

     Warranty is void if the liner is exposed to excessive heat or cold, chemical abuse, or lack of proper chemical maintenance. Chemicals should not be allowed to settle dissolved or undissolved onto the liner as chemicals can bleach the color or pattern print. The pH of the pool water must be properly maintained and balanced.

     Manufacturer further warrants that the liner will fit into the finished pool excavation exactly the same as the specifications given in order to produce the liner.

     Irregularities in printing, fading or tile alignment are specifically excluded from this warranty. Materials used in the fabrication of the liner are not produced by Pacific Industries; therefore any failure due to material defects have to be referred to the manufacturer of the raw materials.

     This warranty is enforceable only by the original retail consumer purchaser and applies only to liners purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed, and returned to Pacific Industries, at the address below within ten (10) days of purchase.

     PACIFIC INDUSTRIES SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     If the Pacific liner should fail during the warranty period as a result of a problem covered by this warranty, the consumer should send a letter to Pacific Industries factory identifying the liner, setting forth the date of purchase and specifying the serial number, and describing the nature of the defect.

     Upon either (1) receipt of the liner at our factory for factory confirmation of the claimed defect or (2) receipt of a cut-out of the defective area and a cut-out of the serial number at our factory for confirmation of the claimed defect, we will inform the consumer owner as to the disposition of inspection and warranty claim.

     Consumer purchaser is required to remove liner, or cut-out area as indicated above, clean and return it to Pacific Industries, at its offices, at Corporations Park, Bldg #705 West, Scotia, NY 12302, freight prepaid.

     Any liner repaired or new liner shipped to consumer purchaser shall be shipped on a freight collect basis and any installation costs of the liner shall also be borne by the consumer purchaser.

     Pacific Industries makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Pacific Industries, nor any of its agents, distributors, or dealers has any authority to alter in any manner the terms of this warranty and Pacific Industries is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

PACIFIC INDUSTRIES, INC.                     Stock No. _________________________
Customer Relations Department
787 Watervliet-Shaker Road                   Liner serial no. __________________
Latham, NY 12110
518-783-7776                                                   AD 133 FC 1/96 5M

                             Performance(TM) Step
                                   Warranty

      Loudon Plastics Inc., warrants to the original retail consumer purchaser that if a Performance(TM) Step utilizing the complete TES System with the required number of step braces should fail structurally due to a manufacturing defect within twenty-five (25) years from the date of original purchase, and the attached warranty card has been completed, signed, and returned to Loudon Plastics within ten (10) days of purchase, Loudon Plastics will, at its option, repair any such defect or in the alternative supply a new step, F.O.B., Latham, New York, on a no-charge basis.

      Loudon Plastics Inc., warrants to the original retail consumer purchaser that if a Performance(TM) Step not utilizing the complete TES System or the required number of step braces should fail structurally due to a manufacturing defect within Five (5) years, Loudon Plastics will, at its option, repair any such defect or in the alternative supply a new step, F.O.B., Latham, New York, on a no-charge basis.

     This warranty is subject to the following terms and conditions:

     Loudon shall not be responsible for the cost of removal or replacement of any defective step, nor for any other expenses or damages which might be incurred in such removal and replacement.

     This warranty relates only to manufacturing defects which result in structural failure and does not include damage or failure resulting from other causes, including but not limited to acts of God, misuse or abuse, accident, negligence, fire, discoloration or failure due to improper installation.

     This warranty is enforceable only by the original retail consumer purchaser and applies only to walk-in steps purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed and returned to Loudon Plastics at the address below within ten (10) days of purchase.

     LOUDON PLASTICS SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     Loudon Plastics makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Loudon Plastics nor any of its agents, distributors or dealers has any authority to alter in any manner the terms of this warranty and Loudon Plastics is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

                                LOUDON PLASTICS
                         Consumer Relations Department
                          787 Watervliet-Shaker Road
                               Latham, NY 12110

                        STRUCTURAL POLYMER WALL PANELS

                           Limited Lifetime Warranty
                           -------------------------

     Pacific Industries, Inc. warrants to the original consumer purchaser, and to any subsequent purchaser to whom this warranty is transferred, for so long as he shall own the same, that if a Graphex structural wall panel should fail beyond use due to manufacturing or material defect, and the attached warranty card has been completed, signed, and returned to Pacific within ten (10) days of purchase, Pacific will, at its option, repair any such defect or in the alternative supply a new panel, F.O.B., Latham, NY, on the following basis:

     If a new panel is supplied or the old panel repaired, the charge to the original consumer purchaser shall be, first year, no charge. After the first year the charge will be at a price equal to 1/10 of the retail price in effect at the time of replacement or repair for each year of use up to five (5). The charge of 5/10 (50%) will remain in effect past the sixth year of use of the pool.

     The warranty is subject to the following terms and conditions:

     Pacific shall not be responsible for the cost of removal or replacement of any defective panel, nor for any other expenses or damages which might be incurred in such removal and replacement.

     This warranty relates only to manufacturing or material defects and does not cover damage or failure resulting from other causes, including but not limited to acts of God, misuse or abuse, improper maintenance, accident, negligence, fire, ice, or improper installation.

     This warranty applies only to polymer walls panels purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed and returned to Pacific at the address below within ten
(10) days of purchase.

     In the event of transfer of this warranty to any subsequent purchaser, the subsequent consumer purchaser must notify Pacific within 10 days of such transfer for this warranty to be valid.

     PACIFIC INDUSTRIES, INC. SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     Pacific makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Pacific nor any of its agents, distributors, or dealers has any authority to alter in any manner the terms of this warranty and Pacific is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

                            PACIFIC INDUSTRIES, INC
                         Consumer Relations Department
                          787 Watervliet-Shaker Road
                               Latham, NY 12110

                                   WARRANTY
                        STRUCTURAL POLYMER WALL PANELS

     Loudon Plastics warrants to the original retail consumer purchaser that if a Loudon structural polymer wall panel should fail due to manufacturing or material defect within fifty (50) years from date of original purchase, and the attached warranty card has been completed, signed, and returned to Loudon Plastics within ten (10) days of purchase, Loudon Plastics will, at its option, repair any such defect or in the alternative supply a new panel, F.O.B., Latham, New York, on the following basis:

     If the original is repaired, or a new panel is supplied, the charge to the original consumer purchaser shall be, first year, no charge. After the first year, the same will be repaired or supplied, at the Company's option, upon payment of a charge in accordance with the then retail selling price. The following schedule sets forth the percentage of the retail price in effect at the time of the claim which the original retail consumer purchaser will be charged for repair or replacement. The percentages are based on the length of time you have owned the polymer wall panels.


       Year  1 - year  5    30%               Year 31 - year 35    75%
       Year  6 - year 10    50%               Year 36 - year 40    80%
       Year 11 - year 15    55%               Year 41 - year 45    85%
       Year 16 - year 20    60%               Year 46 - year 50    90%
       Year 21 - year 25    65%               After year 50       100%
       Year 26 - year 30    70%

     This warranty is subject to the following terms and conditions:

     Loudon shall not be responsible for the cost of removal or replacement of any defective panel, nor for any other expenses or damages which might be incurred in such removal and replacement.

     This warranty relates only to manufacturing defects and does not include damage or failure resulting from other causes, including but not limited to acts of God, misuse or abuse, accident, negligence, fire or improper installation.

     This warranty is enforceable only by the original retail consumer purchaser and applies only to polymer wall panels purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed, and returned to Loudon Plastics at the address below within ten (10) days of purchase.

     LOUDON PLASTICS SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     Loudon Plastics makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Loudon Plastics, nor any of its agents, distributors, or dealers has any authority to alter in any manner the terms of this warranty and Loudon Plastics is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

                            LOUDON PLASTICS, INC.
                         Customer Services Department
                          787 Watervliet-Shaker Road
                         Latham, NY 12110 518-783-7776

                                                               AD 146 NA 3/96 1M
                                                               Polymer

                                  ALPHA POOL
                           POLYCARBONATE POOL PANEL
                          LIFETIME WARRANTY/GUARANTEE

                                   * * * * *

Pacific Industries, Inc. warrants to the original consumer purchaser, and to any subsequent purchaser to whom this warranty is transferred, so long as he shall own the same, the Alpha Pool Polycarbonate wall panel from any structural failure due to manufacturing defects, or it will be repaired or replaced, at the discretion of Pacific, at no charge to the consumer.

Pacific Industries, Inc. guarantees to the consumer purchaser that the Alpha Pool Polycarbonate wall panel will not rust, rot, corrode, crack or decay for as long as he/she shall own the same, or it will be repaired or replaced, at the discretion of Pacific, at no charge to the original consumer.

This lifetime warranty/guarantee is subject to the following conditions:

          [_] That the Polycarbonate Alpha Pool contract has been fully executed by the owner and that all warranty/guarantee information has been filed with Pacific Industries, Inc. within thirty (30) days of completion of the pool.

          [_] That a Certified Alpha Pool Dealer is the sole supply and servicing agent for the pool and all related chemicals and equipment for the pool.

          [_] This warranty/guarantee relates only to manufacturing or material defects and does not cover damage or failure resulting from other causes, including but not limited to acts of God, misuse or abuse, improper installation or maintenance, accident, negligence, fire or ice.

          [_] The Alpha Pool has been constructed using Polycarbonate panels and I-braces, manufactured by Pacific Industries, Inc.

PACIFIC INDUSTRIES, INC. SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF THE POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY/GUARANTEE GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

NO REPRESENTATIVE OF PACIFIC INDUSTRIES, INC. NOR ANY OF ITS AGENTS, DISTRIBUTORS OR DEALERS HAS ANY AUTHORITY TO ALTER IN ANY MANNER THE TERMS OF THIS WARRANTY/GUARANTEE AND PACIFIC INDUSTRIES, INC. IS NOT RESPONSIBLE FOR ANY UNDERTAKING, REPRESENTATION OR WARRANTY MADE BY ANY OTHER PERSON BEYOND THOSE EXPRESSLY SET FORTH IN THIS WARRANTY/GUARANTEE CERTIFICATE.

                                   * * * * *

                           PACIFIC INDUSTRIES, INC.
                         Consumer Relations Department
                 787 Watervliet-Shaker Road . Latham, NY 12110
                                1-800-833-3800

                           20 YEAR LIMITED PRO RATED
                                LINER WARRANTY

     Pacific Industries warrants to the original retail consumer purchaser that if a Pacific Vinyl Liner should fail due to defective workmanship in welding seams and edges within twenty (20) years from date of original purchase, and the attached warranty card has been completed, signed, and returned to Pacific Industries within ten (10) days of purchase. Pacific Industries will, at its option, repair any such defect or in the alternative supply a new liner, F.O.B. Scotia, New York, on the following basis:

     If the original liner is repaired or a new liner supplied, the charge to the original consumer purchaser shall be, first year, no charge. After the first year, the same will be repaired or supplied, at the Company's option, upon payment of a charge in accordance with the then retail selling price. The following schedule sets forth the percentage of the retail price in effect at the same time of replacement which the original retail consumer purchaser will be charged for repair or replacement. The percentages are based on the length of time you have owned the liner from the date of purchase.

                         WITHIN ONE (1) YEAR NO CHARGE

     After 1 yr.    25%  After 6 yrs.    50%  After 12 yrs.   75%
     After 2 yrs.   30%  After 7 yrs.    55%  After 14 yrs.   80%
     After 3 yrs.   35%  After 8 yrs.    60%  After 16 yrs.   85%
     After 4 yrs.   40%  After 9 yrs.    65%  After 18 yrs.   95%
     After 5 yrs.   45%  After 10 yrs.   70%  After 20 yrs.  100%

     This warranty is subject to the following terms and conditions:

     This warranty relates only to manufacturing defects and does not include damage or failure from other causes, including but not limited to, acts of God, misuse or abuse, accident, negligence, fire, improper installation or ice damage.

     Pacific Industries will not be responsible for labor charges, cost of replacement water or replacement chemicals, or any other related damage that may occur.

     Warranty is void if the liner is exposed to excessive heat or cold, chemical abuse, or lack of proper chemical maintenance. Chemicals should not be allowed to settle dissolved or undissolved onto the liner as chemicals can bleach the color or pattern print. The pH of the pool water must be properly maintained and balanced.

     Manufacturer further warrants that the liner will fit into the finished pool excavation exactly the same as the specifications given in order to produce the liner.

     Irregularities in printing, fading or tile alignment are specifically excluded from this warranty. Materials used in the fabrication of the liner are not produced by Pacific Industries; therefore any failure due to material defects have to be referred to the manufacturer of the raw materials.

     This warranty is enforceable only by the original retail consumer purchaser and applies only to liners purchased for private residential use.

     This warranty shall be void unless the attached warranty registration card is completed, signed, and returned to Pacific Industries, at the address below within ten (10) days of purchase.

     PACIFIC INDUSTRIES SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF USE OF POOL OR INJURY TO PERSON OR PROPERTY, AND ANY CLAIMS THEREFORE ARE HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     If the Pacific liner should fail during the warranty period as a result of a problem covered by this warranty, the consumer should send a letter to Pacific Industries factory identifying the liner, setting forth the date of purchase and specifying the serial number, and describing the nature of the defect.

     Upon either (1) receipt of the liner at our factory for factory confirmation of the claimed defect or (2) receipt of a cut-out of the defective area and a cut-out of the serial number at our factory for confirmation of the claimed defect, we will inform the consumer owner as to the disposition of inspection and warranty claim.

     Consumer purchaser is required to remove liner, or cut-out area as indicated above, clean and return it to Pacific Industries, at its offices, at Corporations Park, Bldg #705 West, Scotia, NY 12302, freight prepaid.

     Any liner repaired or new liner shipped to consumer purchaser shall be shipped on a freight collect basis and any installation costs of the liner shall also be borne by the consumer purchaser.

     Pacific Industries makes no other warranty, express or implied, and any statutory warranties, including implied warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, are hereby specifically disclaimed and excluded.

     No representative of Pacific Industries, nor any of its agents, distributors, or dealers has any authority to alter in any manner the terms of this warranty and Pacific Industries is not responsible for any undertaking, representation or warranty made by any other person beyond those expressly set forth in this warranty certificate.

PACIFIC INDUSTRIES, INC.                     Stock No. _________________________
Customer Services Department
787 Watervliet-Shaker Road                   Liner serial no. __________________
Latham, NY 12110
518-783-7776                                                 AD 272 FC 1/96 15M

                                   EXHIBIT D

                               LEGAL OPINION OF

                     ADLER POLLOCK & SHEEHAN INCORPORATED

                                                              December ___, 1997



South Central Pool Suply, Inc.
109 Northpark Boulevard
Covington, Louisiana  70433

Ladies and Gentlemen:

     We have acted as counsel to Bicknell Huston Distributors, Inc., a Massachusetts corporation (the "Seller"), Pacific Industries, Inc., a Delaware corporation ("Pacific"), and Cookson America, Inc., a Delaware corporation ("Cookson"), in connection with the transactions contemplated by an Asset Purchase Agreement dated as of November ___, 1997 (the "Purchase Agreement") by and among the Seller, Pacific, Cookson, SCP Pool Corporation, a Delaware corporation, and South Central Pool Supply, Inc., a Delaware corporation ("Buyer"), pursuant to which Buyer shall acquire substantially all of the assets used in connection with the swimming pool supply distribution business of the Seller. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     In connection with the foregoing, we have examined the following documents (collectively, the "Agreements"):

          1.  Purchase Agreement; and

          2. Supply Agreement dated the date hereof, by and between Pacific and Buyer.

South Central Pool Supply, Inc.
December ___, 1997
Page 2

     In addition, we have examined the original or photostatic or certified copies of all such corporate records and of such agreements, communications and other instruments, certificates of public officials and corporate officers and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth (except to the extent we have specifically set forth below limitations of such examination). In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as original, photostatic or certified copies and the current accuracy and completeness of all statements of fact as set forth in such documents.

     We call your attention to the fact that we are members of the Bar of the State of Rhode Island and are not admitted to practice in and do not purport to be experts in the laws of any other jurisdiction. Accordingly, except for the opinions regarding Massachusetts and Delaware corporate law set forth in paragraphs 1, 2 and 4 hereof, we express no opinion other than with respect to the federal laws of the United States of America and the laws of the State of Rhode Island.

     In connection with the opinions set forth in paragraph 1 below with respect to Seller, we have relied solely upon:

          1. Certified copies dated December ___, 1997, of the Articles of Organization, as amended, of the Seller issued by the Office of the Secretary of State of the Commonwealth of Massachusetts; and

South Central Pool Supply, Inc.
December ___, 1997
Page 3

          2. A Certificate dated December ___, 1997, of the Secretary of State of the Commonwealth of Massachusetts as to the legal existence and corporate good standing of the Seller.

Such opinions are expressed as of the date of such certificates and cover only the matters set forth therein. We express no opinion herein as to the tax good standing of the Seller.

     For purposes of the opinions set forth in paragraph 3 below, we have assumed that the substantive laws of the State of Rhode Island (other than its conflict of laws principles) govern the Agreements, notwithstanding that the Agreements provide that they shall be governed by the laws of the State of New York. Furthermore, we express no opinion as to any covenant not to compete provision (including Section 8.10 of the Purchase Agreement) or to the enforceability of the Agreements under any antitrust or restraint of trade laws.

     In connection with the opinion set forth in paragraph 5 below, we have undertaken to determine from lawyers currently in this firm whether they have performed or are performing services which involve attention in the form of legal consultation concerning overtly threatened or pending actions, suits or proceedings against the Seller. Beyond that, no review or inquiry has been made of any other matters for the purpose of identifying such overtly threatened or pending actions, suits or proceedings and no information with respect to such matters, if any, is set forth herein. The information set forth herein is as of December ___, 1997, and

South Central Pool Supply, Inc.
December ___, 1997
Page 4

we disclaim any undertaking to advise you of any changes or additional information which thereafter may be brought to our attention.

     Based upon and subject to the foregoing and further subject to the matters hereinafter set forth, we are of the opinion that:

          1. The Seller has been duly incorporated and is existing and in good standing under the laws of the Commonwealth of Massachusetts. Each of Pacific and Cookson has been duly incorporated and is existing and in good standing under the laws of the State of Delaware.

          2. Each of the Cookson Entities has the corporate power and authority to enter into and perform the Agreements to the extent they are a party thereto. The execution, delivery and performance of the Agreements have been duly authorized by all requisite corporate action of each of the Cookson Entities, and the Agreements have been duly executed and delivered by each of the Cookson Entities where appropriate.

          3. The Agreements are valid, binding and enforceable obligations of each of the Cookson Entities which is a party thereto, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and to the application of equitable principles.

South Central Pool Supply, Inc.
December ___, 1997
Page 5

          4. The execution and delivery of the Agreements, the consummation of the transactions therein contemplated and the performance by each of the Cookson Entities of its respective obligations thereunder (i) will not violate any provision of the Articles of Organization or Bylaws of the Seller or the Certificate of Incorporation or Bylaws of Pacific or Cookson or (ii) require any material governmental consent or approval under federal law, except as set forth on Schedule 4.4 of the Purchase Agreement.

       5. Except as set forth on Exhibit A attached hereto, we know of no actions, suits or proceedings pending or overtly threatened against the Seller.

     The opinions expressed herein are for the sole benefit of, and may only be relied upon by, the Buyer and ____________________, its financial lender for the transactions contemplated by the Purchase Agreement, and may not be relied upon by any other person.

                            Very truly yours,


                            ADLER POLLOCK & SHEEHAN
                            INCORPORATED

                                   EXHIBIT E

                       BICKNELL HUSTON DISTRIBUTORS, INC.

                             OFFICER'S CERTIFICATE

     The undersigned, Stuart L. Daniels, Chairman of Bicknell Huston Distributors, Inc., a Massachusetts corporation (the "Company"), in connection with that certain Asset Purchase Agreement, dated as of November __, 1997, by and among the Company; SCP Pool Corporation, a Delaware corporation; South Central Pool Supply, Inc., a Delaware corporation; Pacific Industries, Inc., a Delaware corporation; and Cookson America, Inc., a Delaware corporation, does hereby certify that the conditions specified in Sections 2.1(a) and (b) of the Purchase Agreement have been satisfied.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of December, 1997.

                              BICKNELL HUSTON DISTRIBUTORS, INC.

                              By
                                 -------------------------------
                                    Stuart L. Daniels

                              Its:  Chairman

                                   EXHIBIT F

                             ESTOPPEL CERTIFICATE
                             --------------------


_______________________________
_______________________________
_______________________________
Attention:  ___________________

     Re:  ______________________
          ______________________ (the "Property")

Gentlemen:

     The undersigned ("Landlord") is the owner of the Property which is subject to a certain lease (which lease and all amendments and other agreements referred to in Paragraph 1 below collectively are referred to herein as the "Lease") dated _________________, 19__, made to ______________________________________, as tenant (hereinafter referred to as "Tenant"). The undersigned, as landlord under the Lease, understands that Purchaser and Tenant have entered into a certain Asset Purchase Agreement (the "Asset Purchase Agreement") to purchase certain of Tenant's assets, including Tenant's right, title and interest under the Lease. Landlord understands that, as a condition to entering into the Asset Purchase Agreement, Purchaser has required this agreement and certification by the undersigned.

     The undersigned, as landlord under the Lease, hereby represents, warrants and certifies to Purchaser that the following statements are true, correct and complete as of the date hereof:

     1. Landlord is the landlord under the Lease which demises the Property to Tenant. A true, correct and complete copy of the Lease is attached hereto as Exhibit A. There have been no other amendments, modifications or revisions to the Lease, and there are no other agreements of any kind between Landlord and Tenant regarding the Property.

     2. The term of the Lease commenced on _____________, 19__, and will expire on _____________, ____, exclusive of unexercised renewal options and extension options contained in the Lease.

     3. The Lease has been duly authorized and executed by Landlord and is in full force and effect.

     4. Tenant is obligated to pay fixed or base rent under the Lease in the annual amount of _______________________________________ Dollars ($________),
payable in monthly installments of
________________________________________________ Dollars ($__________).  No rent under the Lease has been paid more than one month in advance.

     5. Annual rental and all other sums due the undersigned pursuant to the Lease have been paid in full through the date hereof.

     6. Landlord has received no notice from any governmental authority respecting a condemnation or threatened condemnation of all or a portion of the Property.

     7. Neither Landlord nor, to the best of Landlord's knowledge, Tenant is in default under the Lease, and no event has occurred which, with the giving of notice or passage of time, or both, could result in such a default.

     8. Landlord has no notice of any assignment, hypothecation or pledge of Tenant's interest under the Lease.

     9.   The current address of the undersigned is as set forth in the Lease.

     10. Landlord hereby consents to the assignment by Tenant to Purchaser of the Lease and all of Tenant's right, title and interest in and under the Lease.

     11. All conditions and obligations under the Lease to be performed by the Tenant thereunder have been satisfied as of the date hereof and all required payments by Tenant to Landlord under the Lease have been received as of the date hereof.

     The undersigned further understands and acknowledges that Purchaser anticipates acquiring certain assets of Tenant and assuming the Lease in reliance upon the representations contained in this certificate and agrees that Purchaser and its successors and assigns may rely upon said representations for that purpose. For purposes of this certificate, terms initially capitalized herein and not defined herein shall have the meanings ascribed to such terms in the Lease.

     This Estoppel Certificate is executed as of the ____ day of __________, 19______.

                                    LANDLORD:


                                    ________________________________
                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT G

                        LESSOR'S SUBORDINATION AGREEMENT


WHEREAS, ________________________________ (hereinafter referred to as the
"Lessor") is the owner and/or Lessor of the following premises (hereinafter referred to as the "Premises") which are leased to the following Lessee (hereinafter referred to as the "Lessee"):

Premises:
Address:

Lessee:

AND WHEREAS, there has been or will be stored or installed in, attached to or affixed to the Premises certain property (hereinafter referred to as the "Property") more specifically described in Addendum A hereto; and

WHEREAS, to secure Lessee's obligation to pay certain indebtedness owed to _________________ (hereinafter referred to as the "Secured Party"), a security title to and/or a security interest in such Property has been or will be retained by or as has been or will be transferred, conveyed or assigned to the Secured Party under a security agreement, conditional sales contract, lease agreement, chattel mortgage, bill of sale to secure debt or similar agreement;

NOW, THEREFORE, for and in consideration of the premises and the Secured Party's reliance upon the aforedescribed security interest, it is hereby agreed as follows:

     1. Except as otherwise provided herein, the Lessor subordinates any and all liens, claims or rights the Lessor may have to the Property by virtue of its lease with Lessee, operation of law or otherwise, to the security title and/or security interest of the Secured Party in the Property.

     2. The Secured Party is expressly authorized to enter upon Premises at any time and remove the Property therefrom; provided, however, that nothing herein contained shall release the Secured Party from, and the Secured Party shall be responsible for, costs of repairs and any and all damage resulting to the Premises as a result of such entry and such removal.

     3. Without in any manner entitling the Secured Party to occupy the Premises during such time as the Lessee is not so entitled under the Lessee's lease with the Lessor, this Lessor's Subordination Agreement is conditioned upon Secured Party's, in case of default by the Lessee under the Lessee's lease with Lessor and upon receipt of notice from the Lessor of such default, removal of the Property from the Premises within thirty (30) days after receipt of such notice, or this Lessor's Subordination Agreement shall be null and void. Also, the Secured Party herein agrees to pay Lessor rental for the time period commencing from the date of such notice from

Lessor of Lessee's default and ending on the date the Secured Party completes the removal of the property from the Premises. The rent for this time period would be at the same rate the Lessee was paying up until the time of Lessee's default.

     4. This Agreement shall be binding upon and inure to the benefit of the heirs, representatives, successors and assigns of Lessor and Secured Party.

     5. This Agreement shall be binding when Lessor receives executed copy signed by all parties.

WITNESS the hand and seal of Lessor this ____ day of __________________, 19__.


LESSOR:

          By: ________________________

          Name:  _____________________

          Title:  ____________________


SECURED PARTY:  _________________________________________

          By:_____________________________
               Authorized Officer


LESSEE:

          By:_____________________________

                                                                       Exhibit H
                                                                       ---------


                                 December 31, 1997


Bicknell Huston Distributors, Inc.
12 Parkwood Drive
Hopkinton, MA   01748


     We are issuing this opinion letter in our capacity as special legal counsel to South Central Pool Supply, Inc., a Delaware corporation (the "Company"), and SCP Pool Corporation, a Delaware corporation ("SCP") in response to the requirement in Section 2.2(f) of the Asset Purchase Agreement, dated as of November __, 1997, among SCP Pool Corporation, South Central Pool Supply, Inc., Bicknell Houston Distributors, Inc. ("you") and Pacific Industries, Inc. (the "Main Agreement"). The term "Transaction Agreements" whenever it is used in this letter means the Main Agreement and the Pacific Supply Agreement, dated as of December __, 1997, between the Company and you.

     Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter and in the schedules attached to this letter, we advise you that:

1. Each of the Company and SCP is a corporation existing and in good standing under the General Corporation Law of the State of Delaware.

2. Each of the Company and SCP has the corporate power to enter into and perform its obligations under the Transaction Agreements to which it is a party.

3. The Company's execution, delivery and performance of the Transaction Agreements has been duly authorized by all necessary corporate action on the part of the Company. SCP's execution, delivery and performance of the Main Agreement has been duly authorized by all necessary corporate action on the part of SCP.

4. Each of the Company and SCP has duly executed and delivered the Transaction Agreements to which it is a party.

5. Each of the Transaction Agreements is a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms. The Main Agreement is a valid and binding obligation of SCP and is enforceable against SCP in accordance with its terms.

     In preparing this letter, we have relied without any independent verification upon the assumptions recited in Schedule B to this letter and upon:
(i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Main Agreement and the other Transaction Agreements; (iii) factual information provided to us in the

Support Certificate signed by the Company and attached hereto; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of each opinion in paragraph 1, we have relied exclusively upon a certificate issued by a governmental authority in each relevant jurisdiction, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by that certificate.

     While we have not conducted any independent investigation to determine facts upon which our opinions are based or to obtain information about which this letter advises you, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the preceding paragraph are unwarranted or that any information supplied in this letter is wrong. The term "actual knowledge" whenever it is used in this letter with respect to our firm means conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis lawyers who have had significant involvement with negotiation or preparation of the Main Agreement (herein called "our Designated Transaction Lawyers"): Stephen L. Ritchie, David M. Schlossberg and Nicholas DiCrescenzo.

     Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York or the federal law of the United States except that the opinions in paragraphs 1 through 4 are based on the Delaware General Corporation Law. Issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern. Our opinions are subject to all qualifications in Schedule A and do not cover or otherwise address any law or legal issue which is identified in the attached Schedule C or any provision in the Main Agreement or any of the other Transaction Agreements of any type identified in Schedule D. Provisions in the Transaction Agreements which are not excluded by Schedule D or any other part of this letter or its attachments are called the "Relevant Agreement Terms."

     Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future. It is possible that some Relevant Agreement Terms may not prove enforceable for reasons other than those cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent you from realizing the principal benefits purported to be provided by the Relevant Agreement Terms.

     This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

The attached schedules are an integral part of this letter, and any term defined in this letter or any schedule has that defined meaning wherever it is used in this letter or in any schedule to this letter.

     You may rely upon this letter only for the purpose served by the provision in the Main Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.



                              Sincerely,



                              Kirkland & Ellis

                                   Schedule A
                             General Qualifications


     All of our opinions ("our opinions") in the letter to which this Schedule is attached ("our letter") are subject to each of the qualifications set forth in this Schedule.

1. Bankruptcy and Insolvency Exception. Each of our opinions is subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws. This exception includes:

     a. the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

     b. all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors;

     c.   state fraudulent transfer and conveyance laws; and

     d. judicially developed doctrines in this area, such as substantive consolidation of entities and equitable subordination.

2. Equitable Principles Limitation. Each of our opinions is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

     a. governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

     b. affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

     c. requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

     d. requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

     e. requiring consideration of the materiality of (i) a breach and (ii) the consequences of the breach to the party seeking enforcement;

     f. requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

     g. affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

3. Other Common Qualifications. Each of our opinions is subject to the effect of rules of law that:

     a. limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, the obligations of good faith, fair dealing, diligence and reasonableness;

     b. provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

     c. limit the availability of a remedy under certain circumstances where another remedy has been elected;

     d.   provide a time limitation after which a remedy may not be enforced;

     e. limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

     f. relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale;

     g. limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct, unlawful conduct, violation of public policy or litigation against another party determined adversely to such party;

     h. may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

     i. govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs;

     j. may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

     k. may render guarantees unenforceable under circumstances where your actions, failures to act or waivers, amendments or replacement of the Transaction Agreements so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between you and Company or Guarantors which is substantially and materially different from that presently contemplated by the Transaction Agreements.

4. Referenced Provision Qualification. In addition, our opinions, insofar as they relate to the validity, binding effect or enforceability of a provision in any of the Transaction Agreements requiring the Company to perform its obligations under, or to cause any other person to perform its obligations under, any provision (a "Referenced Provision") of such Transaction Agreement or of any of the other Transaction Agreements or stating that any action will be taken as provided in or in accordance with any provision (also a "Referenced Provision") of any other Transaction Agreement, are subject to the same qualifications as the corresponding opinion in this letter relating to the validity, binding effect and enforceability of such Referenced Provision. Requirements in the Transaction Agreements that provisions therein may only be waived or amended in writing may not be enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any such provision.

                                   Schedule B
                                  Assumptions


     For purposes of our letter, we have relied, without investigation, upon each of the following assumptions:

1. The Company has the requisite title and rights to any property involved in the transactions effected under the Transaction Agreements (herein called the "Transactions").

2.   You are existing and in good standing in your jurisdiction of organization.

3. The Transaction Agreements constitute valid and binding obligations of yours and are enforceable against you in accordance with their terms (subject to qualifications, exclusions and other limitations similar to those applicable to our letter).

4. You have satisfied those legal requirements that are applicable to you to the extent necessary to entitle you to enforce the Transaction Agreements against the Company.

5. Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures (other than those of or on behalf of the Company) on each such document are genuine.

6. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

7. The conduct of the parties to the Transaction Agreements has complied with any requirement of good faith, fair dealing and conscionability.

8. You have acted in good faith and without notice of any defense against the enforcement of any rights created by, or adverse claim to any property or security interest transferred or created as part of, the Transactions.

9. There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course or prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Main Agreement or any of the other Transaction Agreements.

10. The constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue.

11. All parties to the Transactions will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Agreements.

12. All agreements other than the Transaction Agreements (if any) with respect to which we have provided advice in our letter or reviewed in connection with our letter would be enforced as written.

13. The Company will not in the future take any discretionary action (including a decision not to act) permitted under the Transaction Agreements that would result in a violation of law or constitute a breach or default under any other agreements or court orders to which the Company may be subject.

14. The Company has obtained (and will in the future obtain) all permits and governmental approvals required, and has taken (and will in the future take) all actions required, relevant to the consummation of the Transactions or performance of the Transaction Agreements.

15. All information required to be disclosed in connection with any consent or approval by the Company's Board of Directors or stockholders (or equivalent governing group) and all other information required to be disclosed in connection with any issue relevant to our opinions has in fact been fully and fairly disclosed to all persons to whom it is required to be disclosed.

16. The Company's certificate of incorporation (or equivalent governing instrument), all amendments to that certificate, all resolutions adopted establishing classes or series of stock under that certificate, the Company's bylaws and all amendments to its bylaws have been adopted in accordance with all applicable legal requirements.

17. Each person who has taken any action relevant to any of our opinions in the capacity of director or officer was duly elected to that director or officer position and held that position when such action was taken.

                                   Schedule C
                         Excluded Law and Legal Issues


     None of the opinions or advice contained in our letter covers or otherwise addresses any of the following laws, regulations or other governmental requirements or legal issues:

1. Federal securities laws and regulations (including the Investment Company Act of 1940 and all other laws and regulations administered by the United States Securities and Exchange Commission), state "Blue Sky" laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

2.   Federal Reserve Board margin regulations;

3.   pension and employee benefit laws and regulations (e.g., ERISA);

4.   Federal and state antitrust and unfair competition laws and regulations;

5. Federal and state laws and regulations concerning filing and notice requirements other than requirements applicable to charter-related documents such as a certificate of merger;

6.   compliance with fiduciary duty requirements;

7. the statues and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level -- e.g., water agencies, joint power districts, turnpike and tollroad authorities, rapid transit districts or authorities, and port authorities) and judicial decisions to the extent that they deal with any of the foregoing;

8. the characterization of a transaction as one involving the creation of a lien on real property or a security interest in personal property, the characterization of a contract as one in a form sufficient to create a lien or a security interest, the creation, attachment, perfection, priority or enforcement of a lien on real property or a security interest in personal property or matters involving ownership or title to any real or personal property;

9.   fraudulent transfer and fraudulent conveyance laws;

10.  Federal and state environmental laws and regulations;

11.  Federal and state land use and subdivision laws and regulations;

12.  Federal and state tax laws and regulations;

13. Federal patent, trademark and copyright, state trademark, and other Federal and state intellectual property laws and regulations;

14.  Federal and state racketeering laws and regulations (e.g., RICO);

15.  Federal and state health and safety laws and regulations (e.g., OSHA);

16.  Federal and state labor laws and regulations;

17. Federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

18. other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes);

19. any laws, regulations, directives and executive orders that prohibit or limit the enforceability of obligations based on attributes of the party seeking enforcement (e.g., the Trading with the Enemy Act and the International Emergency Economic Powers Act); and

20. the effect of any law, regulation or order which hereafter becomes effective.

      We have not undertaken any research for purposes of determining whether the Company or any of the Transactions which may occur in connection with the Main Agreement or any of the other Transaction Agreements is subject to any law or other governmental requirement other than to those laws and requirements which in our experience would generally be recognized as applicable in the absence of research by lawyers in New York, and none of our opinions covers any such law or other requirement unless (i) one of our Designated Transaction Lawyers had actual knowledge of its applicability at the time our letter was delivered on the date it bears and (ii) it is not excluded from coverage by other provisions in our letter or in any Schedule to our letter.

                                   Schedule D
                              Excluded Provisions


     None of the opinions in the letter to which this Schedule is attached covers or otherwise addresses any of the following types of provisions which may be contained in the Transaction Agreements:

1.   Choice-of-law provisions.

2. Covenants not to compete, including without limitation covenants not to interfere with business or employee relations, covenants not to solicit customers, and covenants not to solicit or hire employees.

3. Indemnification for negligence, willful misconduct or other wrongdoing or strict product liability or any indemnification for liabilities arising under securities laws.

4. Provisions mandating contribution towards judgments or settlements among various parties.

5. Waivers of (i) legal or equitable defenses, (ii) rights to damages, (iii) rights to counter claim or set off, (iv) statutes of limitations, (v) rights to notice, (vi) the benefits of statutory, regulatory, or constitutional rights, unless and to the extent the statute, regulation, or constitution explicitly allows waiver, (vii) broadly or vaguely stated rights, and (viii) other benefits to the extent they cannot be waived under applicable law.

6. Provisions providing for forfeitures or the recovery of amounts deemed to constitute penalties, or for liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges, interest upon interest, and increased interest rates upon default.

7.   Time-is-of-the-essence clauses.

8. Provisions which provide a time limitation after which a remedy may not be enforced.

9.   Confession of judgment clauses.

10. Agreements to submit to the jurisdiction of any particular court or other governmental authority (either as to personal jurisdiction and subject matter jurisdiction); provisions restricting access to courts; waiver of the right to jury trial; waiver of service of process requirements which would otherwise be applicable; and provisions otherwise purporting to affect the jurisdiction and venue of courts.

11. Provisions that attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings.

12. Provisions appointing one party as an attorney-in-fact for an adverse party or providing that the decision of any particular person will be conclusive or binding on others.

13. Provisions purporting to limit rights of third parties who have not consented thereto or purporting to grant rights to third parties.

14.  Provisions which purport to award attorneys' fees solely to one party.

15.  Arbitration agreements.

16. Provisions purporting to create a trust or constructive trust without compliance with applicable trust law.

17. Provisions relating to (i) insurance coverage requirements and (ii) the application of insurance proceeds and condemnation awards.

18.  Provisions that provide for the appointment of a receiver.

19. Provisions or agreements regarding proxies, shareholders agreements, shareholder voting rights, voting trusts, and the like.

20.  Confidentiality agreements.

21. Provisions in any of the Transaction Agreements requiring the Company to perform its obligations under, or to cause any other person to perform its obligations under, or stating that any action will be taken as provided in or in accordance with, any agreement or other document that is not a Transaction Agreement.

22. Provisions, if any, which are contrary to the public policy of any jurisdiction.

                                   EXHIBIT I

                        SOUTH CENTRAL POOL SUPPLY, INC.

                             OFFICER'S CERTIFICATE


     The undersigned, Wilson B. Sexton, Chairman of South Central Pool Supply, Inc., a Delaware corporation (the "Company"), in connection with that certain Asset Purchase Agreement, dated as of November __, 1997, by and among the Company; SCP Pool Corporation, a Delaware corporation; Bicknell Huston Distributors, Inc., a Massachusetts corporation; Pacific Industries, Inc., a Delaware corporation; and Cookson America, Inc., a Delaware corporation, does hereby certify that the conditions specified in Sections 2.2(a) and (e) of the Purchase Agreement have been satisfied.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of December, 1997.

                              SOUTH CENTRAL POOL SUPPLY, INC.


                              By:
                                  ---------------------------
                                    Wilson B. Sexton
                              Its:  Chairman

                                   EXHIBIT J

                                 KEY EMPLOYEES


The following individuals are the key employees referred to in Section 3.1(f):

Terry Allen
Rick Bowley
Al Callahan
Tom Elsner
Jay Forte
Jon Hulme
Bob Keimer
Rodger Lamy
Tod Rice